Exhibit 10.1

EXECUTION COPY

JOINDER AND FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT AND
AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS
This Joinder and First Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain Other Loan Documents (this “Amendment”) is made as of February 21, 2014 by and among:
AEROPOSTALE, INC., a Delaware corporation (the “Borrower”);
GOJANE LLC, a Delaware limited liability company (the “New Guarantor”);
The other GUARANTORS party hereto (together with the New Guarantor, collectively, the “Guarantors”);
The LENDERS party hereto; and
BANK OF AMERICA, N.A., as agent (in such capacity, the “Agent”) for the ratable benefit of the Credit Parties (as defined in the Loan Agreement referred to below);
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:
WHEREAS, reference is made to that certain Third Amended and Restated Loan and Security Agreement, dated as of September 22, 2011 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and among (i) the Borrower, (ii) the Guarantors from time to time party thereto, (iii) the Lenders from time to time party thereto, and (iv) the Agent;
WHEREAS, the New Guarantor is an indirect Subsidiary of the Borrower and shall receive direct and indirect benefits from the making of loans and providing of other financial accommodations to the Borrower under the Loan Agreement;
WHERAS, the New Guarantor desires to become a party to the Loan Agreement and the other Loan Documents as a Guarantor thereunder; and
WHEREAS, the parties hereto have agreed to amend certain provisions of the Loan Agreement as set forth herein.
NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Loan Agreement (as amended hereby) unless otherwise defined herein.

2.
Joinder and Assumption of Liabilities. Effective as of the date of this Amendment, the New Guarantor hereby acknowledges that it has received and reviewed a copy of the Loan Agreement (as amended hereby) and the other Loan Documents (including, without limitation, the Security Agreement and the Guaranty (as such terms are defined below)), and acknowledges and agrees to:

(a)	join in the execution of, and become a party to, the Loan Agreement and the other Loan Documents to which the Guarantors are a party, as a Guarantor thereunder, as indicated with its signature below;

(b)
be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of a Guarantor under the Loan Agreement and each of the other Loan Documents to which the Guarantors are party, in each case, with the same force and effect as if the New Guarantor was a signatory to the Loan Agreement and such other Loan Documents and was expressly named as a Guarantor therein; and

(c)	assume all rights and interests and perform all applicable duties and Liabilities of a Guarantor under the Loan Agreement and each of the other Loan Documents to which the Guarantors are party.

3.	Confirmation of Grant of Security Interest in Collateral.

(a)
The New Guarantor hereby confirms, adopts and ratifies all of the terms and conditions of the Security Agreement (as amended herein), including, without limitation, the grant to the Agent, its successors and assigns, for its own benefit and the benefit of the other Credit Parties, of a security interest (the “Security Interest”) in all of the New Guarantor’s right, title and interest in, to and under the Collateral (as defined in the Security Agreement, as amended herein) wherever located, whether now owned or hereafter acquired or arising therein, as security for the payment or performance, as the case may be, in full of the Liabilities.

(b)
The New Guarantor hereby designates the Agent as the New Guarantor’s true and lawful attorney, exercisable by the Agent whether or not an Event of Default exists, with full power of substitution, at the Agent’s option, to file one or more financing statements, continuation statements, or to sign other documents for the purpose of perfecting, confirming, continuing, or protecting the Security Interest granted by the New Guarantor, without the signature of the New Guarantor (the New Guarantor hereby appointing the Agent as such Person’s attorney to sign such Person’s name to any such instrument or document, whether or not an Event of Default exists), and naming the New Guarantor, as debtor, and the Agent, as secured party.

(c)
The New Guarantor hereby irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as the New Guarantor’s true and lawful agent and attorney-in-fact, and in such capacity the Agent shall have the right, with power of substitution for the New Guarantor and in the New Guarantor’s name or otherwise, for the use and benefit of the Agent and the other Credit Parties, to exercise all rights and powers contemplated by the Security Agreement.

(d)	The provisions of this Section 3 are subject in all respects to the terms and conditions of the Security Agreement, including, without limitation, the termination provisions thereof.

4.	Amendments to Loan Agreement.

(a)
Composite Loan Agreement. The Loan Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Loan Agreement attached as Exhibit A hereto.

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(b)	Exhibits to Loan Agreement. The Exhibits to the Loan Agreement are hereby amended as follows:

(i)
By deleting each of the following Exhibits therefrom in its entirety and substituting in its stead the corresponding form of Exhibit attached hereto as Exhibit B: 4-2 (Related Entities); 4-3 (Trade Names); 4-5 (Locations, Leases, and Landlords); 4-6 (Encumbrances); 4-7 (Indebtedness); 4-8 (Insurance Policies); 4-10 (Capital Leases); 4-13 (Taxes); 4-17 (Litigation); 4-22 (Permitted Management Fees and Other Affiliated Transactions); 4-23 (Excluded Assets); 4-28 (Collective Bargaining Agreements); 4-31 (Material Contracts); 5-5 (Form of Borrowing Base Certificate); 6-3 (Bonds and Deposits); 7-1 (DDAs); and 7-2 (Credit Card Arrangements).

(ii)	By adding a new Exhibit 2-8(A) (FILO Note) thereto in the form of such Exhibit attached hereto as Exhibit C.

(iii)	By adding a new Exhibit 4-4 (Intellectual Property) thereto in the form of such Exhibit attached hereto as Exhibit D.

5.
GoJane Assets. Notwithstanding anything in the Loan Agreement or otherwise to the contrary, the Loan Parties acknowledge and agree that no assets of the New Guarantor or of any other Loan Party in connection with the “GoJane” business shall be included in the Borrowing Base (Revolving Credit) or the Borrowing Base (FILO) unless and until the Agent shall have obtained, at the Borrower’s expense, a satisfactory appraisal and audit with respect to such assets, as contemplated by the provisions of Section 5-10(c) and 5-10(d) of the Loan Agreement, and such assets first satisfy the eligibility requirements contained in the Loan Agreement (such as under the definitions of “Acceptable Inventory,” “Eligible Credit Card Receivables,” and the like).

6.
Amendments to Security Agreement. That certain Amended and Restated Security Agreement dated as of November 13, 2007 (as amended, restated, supplemented or otherwise modified (including pursuant to the Confirmation Agreement referred to below) and in effect from time to time, the “Security Agreement”) by and among AW, Jimmy’Z, AGC and the Agent, to which Aeropostale Procurement Company, Inc., Aeropostale Licensing, Inc. and P.S. from Aeropostale, Inc. joined as Guarantors pursuant to that certain Joinder, Confirmation and Amendment of Ancillary Loan Documents dated as of September 22, 2011 (the “Confirmation Agreement”), and to which the New Guarantor joined as a Guarantor pursuant to this Amendment, is hereby amended as follows:

(a)	By deleting Section 7-12 therefrom in its entirety and substituting in its stead the following new Section 7-12:
“7-12.    New York Law. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The State of New York (without giving effect to the conflicts of laws principals thereof, but including Sections 5-1401 and 5-1402 of the New York General Obligations Law).”

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(b)	By amending Section 7-13 by deleting clauses (a) and (e) therefrom and substituting in its stead the following new clauses (a) and (e):
“(a)     Each Guarantor agrees that any legal action, proceeding, case, or controversy against such Guarantor with respect to any Loan Document may be brought in any court of the State of New York sitting in New York County or in the United States District Court for the Southern District of New York sitting in New York County, and any appellate court from any thereof, as the Agent may elect in the Agent’s sole discretion. By execution and delivery of this Agreement, each Guarantor, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.
(e)    Each Guarantor agrees that any action commenced by such Guarantor asserting any claim or counterclaim arising under or in connection with this Agreement or the Agent’s relationship with the Guarantor shall be brought solely in any court of the State of New York sitting in New York County or in the United States District Court for the Southern District of New York sitting in New York County, and that such Courts shall have exclusive jurisdiction with respect to any such action.”

(c)
By deleting each of the following Exhibits therefrom and substituting in its stead the corresponding form of Exhibit annexed hereto as Exhibit E: 4-2 (Related Entities); 4-3 (Trade Names); 4-5 (Locations, Leases, and Landlords); 4-6 (Encumbrances); 4-7 (Indebtedness); 4-8 (Insurance Policies); 4-10 (Capital Leases); 4-13 (Taxes); 4-17 (Litigation); 4-22 (Permitted Management Fees and Other Affiliated Transactions); 6-3 (Bonds and Deposits); 7-1 (DDAs); and 7-2 (Credit Card Arrangements).

7.
Amendment to Guaranty. That certain Amended and Restated Guaranty dated as of November 13, 2007 (as amended, restated, supplemented or otherwise modified (including pursuant to the Confirmation Agreement) and in effect from time to time, the “Guaranty”) by AW, Jimmy’Z and AGC in favor of the Agent, to which Aeropostale Procurement Company, Inc., Aeropostale Licensing, Inc. and P.S. from Aeropostale, Inc. joined as Guarantors pursuant to the Confirmation Agreement, and to which the New Guarantor joined as a Guarantor pursuant to this Amendment, is hereby amended as follows:

(a)	By amending the definition of “Liabilities” set forth under the section entitled “Definitions” by adding the following new sentence at the end thereof:
“Notwithstanding any term or provision of this Guaranty or any other Loan Document to the contrary, with respect to any Guarantor, the term “Guaranteed Obligations” shall exclude any Excluded Swap Obligations with respect to such Guarantor.”

(b)	By amending the second paragraph under the section entitled “General Waivers” by deleting the phrase “Massachusetts law” therefrom and substituting in its stead the phrase “New York law”.

(c)	By deleting the section entitled “Choice of Laws” in its entirety therefrom and substituting in its stead the following new section:
“CHOICE OF LAWS: This Guaranty and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The State of New York (without giving effect to the conflicts of laws principals thereof, but including Sections 5-1401 and 5-1402 of the New York General Obligations Law).”

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(d)	By amending the section entitled “Consent to Jurisdiction” by deleting clauses (a) and (e) therefrom and substituting in its stead the following new clauses (a) and (e):
“(a)     Each Guarantor agrees that any legal action, proceeding, case, or controversy against such Guarantor with respect to any Loan Document may be brought in any court of the State of New York sitting in New York County or in the United States District Court for the Southern District of New York sitting in New York County, and any appellate court from any thereof, as the Agent may elect in the Agent’s sole discretion. By execution and delivery of this Guaranty, each Guarantor, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the non-exclusive jurisdiction of the aforesaid courts.
(e)    Each Guarantor agrees that any action commenced by such Guarantor asserting any claim or counterclaim arising under or in connection with this Guaranty or the Agent’s relationship with the Guarantor shall be brought solely in any court of the State of New York sitting in New York County or in the United States District Court for the Southern District of New York sitting in New York County, and that such Courts shall have exclusive jurisdiction with respect to any such action.”

8.
Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Loan Parties (including, without limitation, the New Guarantor) hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Loan Agreement and each other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is already qualified by materiality, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent that any such representation and warranty is already qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date. The Guarantors (including, without limitation, the New Guarantor) hereby acknowledge, confirm and agree that the Liabilities of the Guarantors under, and as defined in, the Guaranty include, without limitation, all Liabilities of the Loan Parties at any time and from time to time outstanding under the Loan Agreement and the other Loan Documents, as such Liabilities have been amended pursuant to this Amendment. The Loan Parties (including, without limitation, the New Guarantor) hereby (i) ratify, confirm, and reaffirm the grant of security interest in the Collateral provided in the Loan Agreement and the other Loan Documents (as amended hereby), and (ii) acknowledge, confirm and agree that the Loan Documents and any and all Collateral previously pledged to the Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Liabilities of the Loan Parties at any time and from time to time outstanding under the Loan Agreement and the other Loan Documents, as such Liabilities have been amended pursuant to this Amendment.

9.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled or waived to the reasonable satisfaction of the Agent:

(a)	The Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

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(b)
The Agent shall have received, in form and substance reasonably satisfactory to the Agent, with respect to each Loan Party, (i) (x) a certificate of good standing issued by the Secretary of State of each State in which such Loan Party is organized, and (y) certificates of due qualification, in good standing, issued by the Secretary(ies) of State of each State in which the nature of such Loan Party’s business conducted or assets owned would reasonably be expected to require such qualification, in each case of clauses (x) and (y) dated as of a recent date, and (ii) Certificate of such Loan Party’s Secretary of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the valid execution, delivery and performance by such Loan Party of this Amendment and the other Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

(c)
The Agent shall have received, in form and substance reasonably satisfactory to the Agent, an opinion of counsel to the Loan Parties with respect to this Amendment and the other Loan Documents executed and delivered in connection herewith and the transactions contemplated hereby and thereby.

(d)
The Agent shall have received, in form and substance reasonably satisfactory to the Agent, a Second Amended and Restated Trademark and Trademark Applications Security Agreement dated as of the First Amendment Effective Date, duly executed and delivered by the Loan Parties, together with such short-form grants of security interest in Trademarks as the Agent may reasonably request for filing with the United States Patent and Trademark Office.

(e)
The Agent shall have received a Borrowing Base Certificate dated as of the First Amendment Effective Date, relating to the month ended on January 31, 2014 and reflecting the Borrowing Base (Revolving Credit) and the Borrowing Base (FILO) as of such date, and executed by a Responsible Officer of the Borrower.

(f)
The Agent shall be reasonably satisfied with the Loan Parties’ insurance arrangements and shall have received all documentation requested in connection with such insurance including endorsements providing for notice of cancellation to Agent and endorsements naming the Agent as “lender’s loss payee” or “additional insured”, as applicable, under each policy.

(g)
After giving effect to (i) all Revolving Credit Loans made on the First Amendment Effective Date, (ii) all fees, costs, expenses and charges made in connection with the preparation, negotiation, execution and delivery of this Amendment and related documents and (iii) all L/Cs to be issued at, or immediately subsequent to, such preparation, negotiation, execution and delivery, Availability (Revolving Credit) shall be not less than $100,000,000.

(h)
All fees due upon execution and delivery of this Amendment (including, without limitation, all fees described in the Fee Letter) and all reasonable out-of-pocket costs and expenses incurred by the Agent and Arranger in connection with the preparation, negotiation, execution and delivery of this Amendment and related documents (including the reasonable fees and expenses of counsel to the Agent) shall have been paid (to the extent then invoiced.

(i)
Each of the representations and warranties made by or on behalf of the Loan Parties in this Amendment or in any of the other Loan Documents or in any other report, statement, document or paper provided by or on behalf of a Loan Party shall be true and correct in all material respects (except to the extent that any such representation and warranty is already qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent that any such representation and warranty is already qualified by materiality, in which

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case such representation and warranty shall be true and correct in all respects) as of such earlier date.

(j)
No event shall have occurred or failed to occur or become known to the Agent or the Arranger since February 2, 2013, which occurrence or failure reasonably would be expected to have a Material Adverse Effect.

(k)
The Arranger and the Agent shall have received (i) Dollar Commitments (Revolving Credit) from Lenders participating in this Amendment in an amount equal to $25,000,000, and (ii) Dollar Commitments (FILO) from Lenders participating in this Amendment in an amount equal to $30,000,000.

(l)	All consents and approvals required in connection with the effectiveness of this Amendment shall have been obtained and shall be in full force and effect.

(m)
The Agent shall have received and be reasonably satisfied with reasonably detailed financial projections and business assumptions for the Borrower and its Subsidiaries on a monthly basis for the Borrower’s 2014 fiscal year and on an annual basis for the Borrower’s 2015 and 2016 fiscal years. In addition, the Agent shall have received and be reasonably satisfied with a reasonably detailed borrowing base availability analysis prepared on a monthly basis through the Borrower’s 2014 fiscal year.

(n)	No Default or Event of Default shall have occurred and be continuing.

(o)
The Agent shall have received such additional documents, instruments, and agreements as the Agent may have reasonably requested prior to the date hereof in connection with the transactions contemplated hereby.

10.	Post-First Amendment Effective Date Covenants. The Loan Parties covenant and agree as follows:

(a)
The Loan Parties shall use commercially reasonable efforts to deliver to the Agent, within sixty (60) days following the First Amendment Effective Date (or such later date as the Agent may agree in its discretion), collateral access agreements duly executed by the applicable landlords and Loan Parties and in form and substance reasonably satisfactory to the Agent, with respect to each of the following locations: (i) 112 West 34th Street, New York, New York 10120 (New York City office), (ii) 2 Brick Plant Road, South River, New Jersey 08882 (East Coast distribution center), and (iii) 950 North Barrington Avenue, Ontario, California 91764 (West Coast distribution center).

(b)
Within sixty (60) days following the First Amendment Effective Date (or such later date as the Agent may agree in its discretion), the Loan Parties shall deliver to the Agent, in form and substance reasonably satisfactory to the Agent and duly executed by the applicable depositary banks and Loan Parties, Blocked Account Agreements with respect to the following DDAs: (i) Citibank, N.A. account ending x8705, and (ii) Bank of America, N.A. accounts ending x2031 and x2358.

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(c)
Within sixty (60) days following the First Amendment Effective Date (or such later date as the Agent may agree in its discretion), the Loan Parties shall deliver to the Agent, in form and substance reasonably satisfactory to the Agent and duly executed by the applicable counterparties and applicable Loan Parties, control agreements with respect to the following investment accounts: (i) Bank of America/Merrill Lynch account ending x51378, (ii) Fidelity accounts ending x2489 and x8677.

(d)
Within sixty (60) days following the Agent’s request therefor (or such later date as the Agent may agree in its discretion), the Loan Parties shall deliver to the Agent, in form and substance reasonably satisfactory to the Agent and duly executed by Bank of America, N.A., in its capacity as depository bank, and the applicable Loan Parties, a Blocked Account Agreement with respect to DDA account ending x1548.

(e)
Within sixty (60) days following the First Amendment Effective Date (or such later date as the Agent may agree in its discretion), the Loan Parties shall deliver to the Agent, in form and substance reasonably satisfactory to the Agent, (i) evidence of insurance (in Acord 28 Form or otherwise reasonably satisfactory to the Agent) with respect to the Loan Parties’ earthquake insurance policies, and (ii) such lender’s loss payable, additional insured and notice of cancellation endorsements with respect to the Loan Parties’ insurance policies (including, without limitation, with respect to the earthquake insurance policies described in clause (i) above) as are required pursuant to Section 4-8(b) of the Loan Agreement.

(f)
Within thirty (30) days following the First Amendment Effective Date (or such later date as the Agent may agree in its discretion), the Loan Parties shall deliver to the Agent, in form and substance reasonably satisfactory to the Agent, a certificate of foreign qualification issued by the Secretary of State of the State of Illinois, certifying as of a recent date that P.S. by Aeropostale, Inc. is qualified to do business and is in good standing in such jurisdiction.

(g)
The Loan Parties shall use commercially reasonable efforts to deliver to the Agent, within thirty (30) days following the First Amendment Effective Date (or such later date as the Agent may agree in its discretion), the Loan Parties shall deliver to the Agent, in form and substance reasonably satisfactory to the Agent, evidence of filing of (i) a UCC-1 financing statement by the Borrower against GSI Commerce Solutions, Inc. (“GSI”) with respect to certain assets delivered by the Borrower to GSI (the “GSI UCC-1”), and (ii) a UCC-3 amendment statement pursuant to which the Borrower’s interest in the GSI UCC-1 shall have been assigned to the Agent.

Each of the Loan Parties acknowledges and agrees that the failure to comply with any of the foregoing covenants within the deadlines therefor specified above shall constitute an immediate Event of Default pursuant to Section 10-3 of the Loan Agreement, without any grace periods.

11.	Representations and Warranties.

(a)
The execution and delivery by the Loan Parties of this Amendment and the other documents, instruments and agreements executed in connection herewith, the Loan Parties’ consummation of the transactions contemplated by such Loan Documents, and each Loan Party’s performance under those of such Loan Documents to which it is a party (i) have been duly authorized by all necessary corporate action; (ii) do not, and will not, contravene in any material respect any provision of any (A) Requirement of Law, (B) Material Indebtedness, or (C) the organizational documents of such Loan Party, and (iii) will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of a Loan Party pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.

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(b)
This Amendment and the other documents, instruments and agreements executed in connection herewith have been duly executed and delivered by each Loan Party and are the legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors generally and except as the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

12.	Miscellaneous.

(a)
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and all documents, instruments and agreements which relate hereto, which have been or may be hereinafter furnished any of the Credit Parties may be reproduced by such Credit Party by any photographic, microfilm, xerographic, digital imaging, or other process, and the Credit Parties may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

(b)
This Amendment and the other Loan Documents incorporate all discussions and negotiations among the Borrower, the Guarantors, the Agent, and the Lenders, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Agent to give notice to any Loan Party of such Loan Party’s having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document.

(c)
Any determination that any provision of this Amendment or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.

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(d)
The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agent or the Lenders or their counsel in entering into this Amendment.

(e)
This Amendment and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The State of New York (without giving effect to the conflicts of laws principals thereof, but including Sections 5-1401 and 5-1402 of the New York General Obligations Law).

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

AEROPOSTALE, INC., as “Borrower”

By:	/s/ Marc D. Miller
Name:	Marc D. Miller
Title:	CFO

AEROPOSTALE WEST, INC
JIMMY’Z SURF CO., LLC
AERO GC MANAGEMENT LLC
AEROPOSTALE PROCUREMENT COMPANY, INC.
AEROPOSTALE LICENSING, INC.
P.S. FROM AEROPOSTALE, INC.,
each as a "Guarantor"

By:	/s/ Marc D. Miller
Name:	Marc D. Miller
Title:	CFO

GOJANE LLC,
as the "New Guarantor" and as a "Guarantor"

By:	/s/ Marc D. Miller
Name:	Marc D. Miller
Title:	CFO

Signature Page to Joinder and First Amendment to Third Amended and Restated Loan and Security
Agreement and Amendment to Certain Other Loan Documents

BANK OF AMERICA, N.A., as "Agent" and as a "Lender"

By:	/s/ Christine Hutchinson
Name:	Christine Hutchinson
Title:	Director

Signature Page to Joinder and First Amendment to Third Amended and Restated Loan and Security
Agreement and Amendment to Certain Other Loan Documents

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a
"Lender"

By:	/s/ Ian Maccubbin
Name:	Ian Maccubbin
Title:	Assistant Vice President

Signature Page to Joinder and First Amendment to Third Amended and Restated Loan and Security
Agreement and Amendment to Certain Other Loan Documents

Exhibit A

Composite Loan Agreement

[see attached]

~~Execution Version~~EXECUTION COPY

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AEROPOSTALE, INC.
the Borrower,
the Guarantors referenced herein,
BANK OF AMERICA, N.A.
as Agent,

the Lenders referenced herein,

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED~~,~~
as Lead Arranger and Sole Bookrunner

September 22, 2011
As Amended February 21, 2014

TABLE OF CONTENTS
Article 1 - Definitions:			-	1	-

Article 2 - The ~~Revolving~~ Credit Facilities:		-	~~25~~	28	-

2-1.	Establishment of Revolving Credit and FILO Facility.	-	~~25~~	28	-
2-2.	Swing Line Loan.	-	~~25~~	29	-
2-3.	Voluntary Reduction or Termination of Commitments.	-	~~26~~	30	-
2-4.	Risks of Value of Collateral	-	~~26~~	30	-
2-5.	Loan Requests.	-	~~26~~	30	-
2-6.	Making of Loans Under Revolving Credit and FILO Facility.	-	~~28~~	32	-
2-7.	The Loan Account.	-	~~29~~	33	-
2-8.	The ~~Revolving Credit~~ Notes.	-	~~30~~	34	-
2-9.	Payment of The Loan Account.	-	~~30~~	34	-
2-10.	Interest Rates.	-	~~31~~	35	-
2-11.	Other Fees.	-	~~31~~	36	-
2-12.	Intentionally Omitted.	-	~~32~~	36	-
2-13.	Line (Unused Fee).	-	~~32~~	36	-
2-14.	Intentionally Omitted	-	~~32~~	37	-
2-15.	Concerning Fees.	-	~~32~~	37	-
2-16.	Agent’s Discretion.	-	~~32~~	37	-
2-17.	Procedures For Issuance of L/C’s.	-	~~32~~	37	-
2-18.	Fees For L/C’s.	-	~~34~~	38	-
2-19.	Cash Collateralization of L/C’s.	-	~~34~~	39	-
2-20.	Concerning L/C’s.	-	~~34~~	39	-
2-21.	Changed Circumstances.	-	~~36~~	41	-
2-22.	Increased Costs	-	~~37~~	42	-
2-23.	Lenders’ Commitments.	-	~~38~~	43	-
2-24.	Increase In Commitments (Revolving Credit).	-	~~39~~	44	-

Article 3 - Conditions Precedent:		-	~~40~~	45	-

3-1.	Generally.	-	~~40~~	45	-
3-2.	Corporate Due Diligence.	-	~~40~~	45	-
3-3.	Opinion	-	~~40~~	45	-
3-4.	Additional Documents	-	~~41~~	46	-
3-5.	Officers’ Certificates	-	~~41~~	46	-
3-6.	Representations and Warranties	-	~~41~~	46	-
3-7.	Borrowing Base Certificate	-	~~41~~	46	-
3-8.	All Fees and Expenses Paid	-	~~41~~	46	-
3-9.	Financial Projections	-	~~41~~	46	-
3-10.	Borrower’s Assets	-	~~41~~	46	-
3-11.	Lien Search	-	~~42~~	47	-
3-12.	Perfection of Collateral	-	~~42~~	47	-
3-13.	Insurance	-	~~42~~	47	-
3-14.	No Suspension Event	-	~~42~~	47	-
3-15.	No Adverse Change	-	~~42~~	47	-

3-16.	Execution and Delivery of Agreement	-	~~42~~	47	-
3-17.	Availability.	-	~~42~~	47	-
3-18.	Patriot Act.	-	~~42~~	47	-

Article 4 - General Representations, Covenants and Warranties:		-	~~42~~	47	-

4-1.	Payment and Performance of Liabilities	-	~~42~~	47	-
4-2.	Due Organization ‑ Corporate Authorization ‑ No Conflicts.	-	~~43~~	48	-
4-3.	Trade Names.	-	~~43~~	48	-
4-4.	Intellectual Property.	-	~~44~~	49	-
4-5.	Locations.	-	~~44~~	49	-
4-6.	Title to Assets.	-	~~45~~	50	-
4-7.	Indebtedness	-	~~47~~	52	-
4-8.	Insurance Policies.	-	~~47~~	52	-
4-9.	Licenses	-	~~48~~	53	-
4-10.	Leases	-	~~48~~	53	-
4-11.	Requirements of Law	-	~~48~~	53	-
4-12.	Maintain Properties	-	~~48~~	54	-
4-13.	Pay Taxes/Tax Shelter Regulations.	-	~~49~~	54	-
4-14.	No Margin Stock	-	~~51~~	57	-
4-15.	ERISA	-	~~51~~	57	-
4-16.	Hazardous Materials.	-	~~52~~	57	-
4-17.	Litigation	-	~~52~~	58	-
4-18.	Investments	-	~~53~~	58	-
4-19.	Loans	-	~~53~~	59	-
4-20.	Protection of Assets	-	~~54~~	59	-
4-21.	Line of Business	-	~~54~~	59	-
4-22.	Affiliate Transactions	-	~~54~~	59	-
4-23.	Additional Assurances.	-	~~54~~	60	-
4-24.	Adequacy of Disclosure.	-	~~55~~	60	-
4-25.	Investments	-	~~55~~	61	-
4-26.	Prepayments of Indebtedness.	-	~~55~~	61	-
4-27.	Other Covenants	-	~~56~~	61	-
4-28.	Labor Matters	-	~~56~~	61	-
4-29.	Restricted Payments.	-	~~56~~	61	-
4-30.	Solvency.	-	~~57~~	62	-
4-31.	Material Contracts.	-	~~57~~	62	-
4-32.	Customer Relations.	-	~~57~~	62	-
4-33.	Consents.	-	~~57~~	62	-
4-34.	Amendment of Material Documents.	-	~~57~~	63	-
4-35.	Use of Proceeds.	-	~~57~~	63	-
4-36.	Compliance with Leases.	-	~~58~~	63	-

Article 5 - Financial Reporting and Performance Covenants:		-	~~58~~	63	-

5-1.	Maintain Records	-	~~58~~	63	-
5-2.	Access to Records.	-	~~58~~	64	-
5-3.	Prompt Notice to Agent.	-	~~59~~	64	-

5-4.	Intentionally Omitted.	-	~~60~~	65	-
5-5.	Borrowing Base Certificates	-	~~60~~	65	-
5-6.	Monthly Reports	-	~~60~~	66	-
5-7.	Quarterly Reports	-	~~61~~	66	-
5-8.	Annual Reports.	-	~~61~~	66	-
5-9.	Fiscal Year.	-	~~62~~	67	-
5-10.	Inventories, Appraisals, and Audits.	-	~~62~~	67	-
5-11.	Additional Financial Information.	-	~~63~~	68	-
5-12.	~~Consolidated Fixed Charge Coverage Ratio.~~ Availability (Revolving Credit).	-	~~63~~	69	-

Article 6 - Use and Collection of Collateral:		-	~~63~~	69	-

6-1.	Use of Inventory Collateral.	-	~~63~~	69	-
6-2.	Adjustments and Allowances	-	~~64~~	69	-
6-3.	Validity of Accounts.	-	~~64~~	69	-
6-4.	Notification to Account Debtors	-	~~64~~	70	-

Article 7 - Cash Management. Payment of Liabilities:		-	~~65~~	70	-

7-1.	Depository Accounts.	-	~~65~~	70	-
7-2.	Credit Card Receipts.	-	~~65~~	70	-
7-3.	The Concentration, Blocked, and Operating Accounts.	-	~~65~~	71	-
7-4.	Proceeds and Collection of Accounts.	-	~~66~~	72	-
7-5.	Payment of Liabilities.	-	~~67~~	72	-
7-6.	The Operating Account	-	~~68~~	73	-

Article 8 - Grant of Security Interest:		-	~~68~~	74	-

8-1.	Grant of Security Interest	-	~~68~~	74	-
8-2.	Extent and Duration of Security Interest	-	~~69~~	75	-
8-3.	Use of Assets.	-	~~69~~	75	-

Article 9 - Agent As Borrower’s Attorney-In-Fact:		-	~~69~~	75	-

9-1.	Appointment as Attorney‑In‑Fact.	-	~~69~~	75	-
9-2.	No Obligation to Act.	-	~~70~~	76	-

Article 10 - Events of Default:		-	~~70~~	76	-

10-1.	Failure to Pay Revolving Credit and or FILO Facility.	-	~~71~~	76	-
10-2.	Failure To Make Other Payments.	-	~~71~~	76	-
10-3.	Failure to Perform Covenant or Liability (No Grace Period).	-	~~71~~	76	-
10-4.	Failure to Perform Covenant or Liability (Limited Grace Period).	-	~~71~~	77	-
10-5.	Failure to Deliver Borrowing Base Certificates.	-	~~71~~	77	-
10-6.	Failure to Perform Covenant or Liability (Grace Period).	-	~~71~~	77	-
10-7.	Misrepresentation.	-	~~71~~	77	-
10-8.	Default of Other Debt.	-	~~72~~	77	-
10-9.	Default of Leases.	-	~~72~~	77	-
10-10.	Uninsured Casualty Loss.	-	~~72~~	77	-
10-11.	Judgment. Restraint of Business.	-	~~72~~	77	-

10-12.	Business Failure.	-	~~72~~	78	-
10-13.	Bankruptcy.	-	~~72~~	78	-
10-14.	Indictment ‑ Forfeiture	-	~~73~~	78	-
10-15.	Default by Guarantor or Subsidiary	-	~~73~~	78	-
10-16.	Termination of Guaranty.	-	~~73~~	78	-
10-17.	Challenge to Loan Documents.	-	~~73~~	79	-
10-18.	ERISA.	-	~~73~~	79	-
10-19.	Material Contracts	-	~~73~~	79	-
10-20.	Change in Control.	-	~~74~~	79	-

Article 11 - Rights and Remedies Upon Default:		-	~~74~~	79	-

11-1.	Rights of Enforcement	-	~~74~~	79	-
11-2.	Sale of Collateral.	-	~~74~~	80	-
11-3.	Occupation of Business Location.	-	~~75~~	81	-
11-4.	Grant of Nonexclusive License	-	~~75~~	81	-
11-5.	Assembly of Collateral.	-	~~76~~	81	-
11-6.	Rights and Remedies.	-	~~76~~	81	-
11-7.	Warehouse Bailment Agreement.		-	82	-

Article 12 - Notices:		-	~~76~~	82	-

12-1.	Notice Addresses.	-	~~76~~	82	-
12-2.	Notice Given.	-	~~77~~	83	-

Article 13 - Term:		-	~~78~~	84	-

13-1.	Termination of Revolving Credit and FILO Facility.	-	~~78~~	84	-
13-2.	Effect of Termination	-	~~78~~	84	-

Article 14 - General:		-	~~78~~	84	-

14-1.	Protection of Collateral	-	~~78~~	84	-
14-2.	Successors and Assigns.	-	~~78~~	84	-
14-3.	Severability.	-	~~78~~	84	-
14-4.	Amendments. Course of Dealing.	-	~~79~~	85	-
14-5.	Power of Attorney.	-	~~79~~	85	-
14-6.	Application of Proceeds	-	~~79~~	85	-
14-7.	Costs and Expenses of Agent.	-	~~79~~	85	-
14-8.	Copies and Facsimiles.	-	~~80~~	86	-
14-9.	New York Law.	-	~~80~~	86	-
14-10.	Consent to Jurisdiction.	-	~~80~~	86	-
14-11.	Indemnification	-	~~81~~	87	-
14-12.	Rules of Construction.	-	~~81~~	87	-
14-13.	Intent.	-	~~83~~	89	-
14-14.	Right of Set‑Off.	-	~~83~~	89	-
14-15.	Maximum Interest Rate	-	~~83~~	89	-
14-16.	Waivers.	-	~~83~~	89	-
14-17.	Confidentiality.	-	~~84~~	90	-
14-18.	Press Releases	-	~~85~~	91	-

v

14-19.	No Advisory or Fiduciary Responsibility	-	~~85~~	91	-
14-20.	No Other Duties.	-	~~86~~	92	-
14-21.	USA PATRIOT Act Notice	-	~~86~~	92	-
14-22.	Foreign Asset Control Regulations.	-	~~86~~	92	-
14-23.	Obligations of Lenders Several.	-	~~86~~	92	-
14-24.	Existing Loan Agreement Amended and Restated.	-	~~86~~	92	-
14-25.	Keepwell.		-	93	-

EXHIBITS
2-8        :    Revolving Credit Note
2-8(A)        :    FILO Note
4-2        :    Related Entities
4-3        :    Trade Names
4-4        :    Intellectual Property
4-5        :    Locations, Leases, and Landlords
4-6        :    Encumbrances
4-7        :    Indebtedness
4-8        :    Insurance Policies
4-10        :    Capital Leases
4-13        :    Taxes
4-17        :    Litigation
4-22        :    Permitted Management Fees and Other Affiliated Transactions
4-23        :    Excluded Assets
4-28        :    Collective Bargaining Agreements ~~to be included if necessary~~
4-31        :    Material Contracts
5-5        :    Form of Borrowing Base Certificate
6-3        :    Bonds and Deposits
7-1        :    DDAs
7-2        :    Credit Card Arrangements

~~Execution Version~~EXECUTION COPY

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
September 22, 2011
THIS THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is made between
Bank of America, N.A. (in such capacity, the “Agent”), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as agent for the ratable benefit of the “Lenders” who are, at present, those financial institutions identified on the signature pages of this Agreement or who otherwise become “Lenders” pursuant to the terms of this Agreement from time to time;
and
the Lenders party hereto,
and
Aeropostale, Inc., (hereinafter, the “Borrower”), a Delaware corporation with its principal executive offices at 112 West 34th Street, New York, New York 10120;
in consideration of the mutual covenants contained herein and benefits to be derived herefrom,
WITNESSETH:
WHEREAS, the Borrower entered into that certain Second Amended and Restated Loan and Security Agreement dated as of November 13, 2007 with Bank of America, N.A., as the sole lender (as amended and in effect, the “Existing Loan Agreement”); and
WHEREAS, the Borrower, the Agent and the Lenders party hereto desire to amend and restate the Existing Loan Agreement in order (a) to increase the amount of the Loan Ceiling (as hereinafter defined) to $~~175,000,000.00,~~230,000,000.00, which amount is subject to increase or decrease in accordance with the provisions of this Agreement, and (b) to make certain other amendments to the terms and conditions of the Existing Loan Agreement; and
NOW, THEREFORE, the parties hereto agree that the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:
Article 1 - Definitions:
As herein used, the following terms have the following meanings or are defined in the section of this Agreement so indicated:
“Acceptable L/C Inventory”: Inventory which is the subject of a commercial L/C in favor of a foreign manufacturer or vendor of such Inventory, which Inventory is to be manufactured for, or delivered to, the Loan Parties and will become Acceptable In-Transit Inventory within seventy-five (75) days after the date of issuance of the commercial L/C.

“Acceptable In-Transit Inventory”: Inventory that is in-transit to a Loan Party,
(a) for which both title and risk of loss to which have passed to the Loan Party;
(b) which Inventory has been placed with a carrier (f.o.b.) for shipment to the Loan Parties, and which Inventory is scheduled to be received within fifty (50) days at a Loan Party’s distribution center in the United States;
(c) for which a Document of Title has been issued in favor of the Loan Party, as consignee, and in each case as to which the Agent has Control over such Documents of Title and a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than Permitted Encumbrances having priority under applicable Requirements of Law (it being understood, however, that the Agent will not require physical possession of the Documents of Title or any foreign filings to be deemed “perfected”);
(d) which Inventory is insured to the reasonable satisfaction of the Agent (including, without limitation, marine cargo insurance); and
(d) the Agent has received agreements (to the extent relevant to such Inventory) with (i) each sourcing agent under any of the Loan Party’s sourcing agreements, and (ii) each Loan Party’s carriers, freight forwarders, and customs brokers, each satisfactory in form and substance to the Agent.
Notwithstanding the foregoing, the Agent may, in its reasonable business judgment, exclude any particular Inventory from the definition of “Acceptable In-Transit Inventory” in the event the Agent determines that such Inventory is subject to any Person’s right of reclamation, repudiation, stoppage in-transit or any event has occurred or is reasonably anticipated by the Agent to arise which may otherwise adversely impact the ability of the Agent to realize upon such Inventory.
“Acceptable Inventory”: Such of the Loan Parties’ Inventory, at such locations, and of such types, character, qualities and quantities, as the Agent in its reasonable discretion from time to time determines to be acceptable for borrowing, including, without limitation, Acceptable In-Transit Inventory and Acceptable L/C Inventory (but excluding Blank Stock Inventory), as to which Inventory, the Agent has a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than Permitted Encumbrances with priority under applicable Requirements of Law. Without limiting the generality of the foregoing, Acceptable Inventory shall in no event include Inventory that is not salable, non-merchandise categories (such as labels, bags and packaging), Inventory not located in the United States (other than Acceptable In-Transit Inventory and Acceptable L/C Inventory), samples, damaged goods, return-to-vendor merchandise, and packaway Inventory.
“Accounts” and “Accounts Receivable”: include, without limitation, “accounts” as defined in the UCC, and also all: accounts, accounts receivable, credit card receivables, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all “contract rights” as formerly defined in the UCC; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; and all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account. As used in the definition of “Eligible Credit Card Receivables” set forth herein, the terms “Accounts” and “Accounts Receivable” shall also include “payment intangibles” as defined in the UCC.

“ACH”:    Automated clearing house.
“Account Debtor”:    Has the meaning given that term in the UCC and includes all credit card processors of the Loan Parties.
“Additional Commitment Lender”: Is defined in Section 2-24.
“Adjusted Eurodollar Rate”:    With respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent) equal to (a) the Eurodollar Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.
“Aeropostale Canada”: Aeropostale Canada, Inc., an Ontario Canada corporation with a United States address of 112 West 34th Street., New York, New York 10120, a wholly owned Subsidiary of the Borrower.
“Affiliate”:    With respect to any two Persons, a relationship in which (a) one holds, directly or indirectly, not less than twenty-five percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (b) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (c) not less than twenty-five percent (25%) of their respective ownership is directly or indirectly held by the same third Person.
“AGC”:    Aero GC Management LLC, a Virginia Limited Liability Company with an address of 112 West 34th Street., New York, New York 10120, a wholly owned Subsidiary of the Borrower.
“Agency Agreement”:     That certain Agency Agreement entered into among the Agent and Lenders dated as of the Effective Date, regarding the loan arrangement contemplated by this Agreement and the Loan Documents, as amended and in effect from time to time.
“Agent”: Defined in the Preamble.
“Agent’s Rights and Remedies”: Is defined in Section 11-6.
“Aggregate Outstandings (FILO)”:    At any time of determination, the sum of the FILO Loans outstanding.
“Aggregate Outstandings (Revolving Credit)”:    At any time of determination, the sum of (a) the Revolving Credit Loans outstanding, plus (b) the Stated Amount of L/Cs outstanding.
“Applicable Margin”:

(1)    With respect to the Revolving Credit Loans:

(a) From the Effective Date through and including January 31, 2012, the percentages set forth in Level I of the pricing grid below; and

(b) After February 1, 2012, the following percentages based upon the following performance criteria:

Level	Average Outstandings	Eurodollar Loans Margin	Prime Rate Margin	Line (Unused) Fee
I	Less than $87,500,000.00	1.50%	0.50%	0.25%
II	Greater than or equal to $87,500,000.00	1.75%	0.75%	0.25%

The Applicable Margin shall be adjusted quarterly as of the first day of each February, May, August, and November, commencing February 1, 2012 based upon the Borrower’s Average Outstandings calculated for the most recent quarter then ended. Upon the occurrence of an Event of Default, at the option of the Agent, interest shall be determined in the manner set forth in Section 2-10(f).
(2) With respect to the FILO Loans:

Eurodollar Loans Margin	Prime Rate Margin	Line (Unused) Fee
3.50%	2.50%	0.25%

“Appraised Value”:    ~~The~~(i) With respect to Inventory, the net appraised liquidation value of the Loan Parties’ Inventory as set forth in the Loan Parties’ stock ledger (expressed as a percentage of the Cost of such Inventory), each as reasonably determined from time to time by the Agent in accordance with its customary procedures and based upon the most recent appraisal conducted hereunder by an independent appraiser reasonably satisfactory to the Agent, and (ii) with respect to Trademarks, the appraised forced liquidation value thereof, net of costs and expenses to be incurred in connection with any such liquidation, each as reasonably determined from time to time by the Agent in accordance with its customary procedures and based upon the most recent appraisal conducted hereunder by an independent appraiser reasonably satisfactory to the Agent.
“Approved Fund”: Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender (c) an entity or an Affiliate of an entity that administers or manages a Lender, or (d) the same investment advisor or an advisor under common control with such Lender, Affiliate or advisor, as applicable.
“Arranger”: Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as sole lead arranger and sole book manager.
“Availability (FILO)”:    The lesser of the Loan Ceiling (FILO) or the Borrowing Base (FILO) minus the then unpaid principal balance of the Loan Account (FILO).
“Availability (Revolving Credit)”:    The lesser of the Loan Ceiling (Revolving Credit) or the Borrowing Base (Revolving Credit);

Minus
(I)    The then unpaid principal balance of the Loan Account (Revolving Credit).
Minus
(II)    The then Stated Amount of all L/C’s.
Minus
(III)    Unreimbursed L/C Obligations.
“Average Outstandings (FILO)”:    For any three month period, the average Aggregate Outstandings (FILO) during such period.
“Average Outstandings (Revolving Credit)”:    For any three month period, the average Aggregate Outstandings (Revolving Credit) during such period.
“AWI”: Aeropostale West, Inc., a Delaware corporation with an address of ~~201 Willowbrook Blvd., Wayne~~125 Chubb Avenue, Lyndhurst, New Jersey ~~07470,~~07071, a wholly owned Subsidiary of the Borrower.
“Bank Products”:    Any services or facilities provided to a Loan Party by the Agent or any Lender or any of their respective Affiliates (but excluding Cash Management Services), including without limitation, on account of leasing, purchase cards, supply chain finance services (including, without limitation, trade payable services and supplier accounts receivable purchases), swap and other hedging contracts.
“Bank Product Reserves”:    Such reserves as the Agent from time to time determine in its reasonable discretion exercised in good faith as being necessary or appropriate to reflect the liabilities and obligations of the Loan Parties with respect to Bank Products then provided or outstanding.
“Bankruptcy Code”:    Title 11, U.S.C., as amended from time to time.
“Base Rate Loan”:    Each (i) Revolving Credit Loan ~~while bearing interest at the Prime Rate~~, which, for the avoidance of doubt, shall include all Swing Line Loans, and (ii) FILO Loan, in each case while bearing interest at the Prime Rate.
“Blank Stock Inventory”: Inventory of the Loan Parties which consists of blank t-shirts and other items of apparel which are in the possession of third Persons for processing, which Inventory otherwise would be deemed Acceptable Inventory.
“Blocked Account”:    Is defined in Section 7-3.
“Borrower”:    Is defined in the Preamble.
“Borrowing Base (FILO)”:    The ~~amounts~~amount calculated pursuant to the following ~~formulae, as applicable~~formula:

(~~a~~i)     ~~For so long as the aggregate outstanding amount of Revolving Credit Loans and the Stated Amount of L/Cs is less than or equal to $75,000,000.00 in the aggregate, the result of~~    50% of the most recent Appraised Value of Eligible Trade Names;
minus
(ii)    Reserves in respect of Eligible Trade Names.
“Borrowing Base (Revolving Credit)”:    The amount calculated pursuant to the following formula:
(i)    ~~95~~90% of the ~~book value (as determined in accordance with GAAP) of Acceptable Inventory,~~
~~plus~~
~~(ii)    90% of the face amount of Eligible Credit Card Receivables;~~
~~minus~~
~~(iii)    Reserves.~~
~~(b)     If the aggregate outstanding amount of Revolving Credit Loans and the Stated Amount of L/Cs, at any time, exceeds $75,000,000.00 in the aggregate, from and after such date through and including the Maturity Date, the result of the following:(i)    90% of the~~ most recent Appraised Value of Acceptable Inventory multiplied by the Cost of Acceptable Inventory~~,~~;
plus
(ii)    90% of the face amount of Eligible Credit Card Receivables;
minus
(iii)    Reserves.
“Borrowing Base Certificate”:        Is defined in Section 5-5.
“Business Day”:    Any day other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts or New York, New York, generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the Agent is not open to the general public to conduct business, and, if such day relates to any Eurodollar Loan, means any such day on which dealings in dollar deposits are conducted by and between banks in the London interbank market.
“Business Plan”:    The Borrower’s then current business plan and any revision, amendment, or update of such business plan to which the Agent has provided its written sign-off.
“Capital Expenditures”:    The expenditure of funds or the incurrence of liabilities which are capitalized in accordance with GAAP, provided that for purposes of this Agreement, capital expenditures funded by the proceeds from the incurrence of Indebtedness permitted hereunder, by the proceeds received from the sale of assets permitted pursuant to §4-12(d) hereof, by casualty insurance proceeds or condemnation proceeds shall, to the extent of such proceeds, not be deemed Capital Expenditures.
“Capital Lease”:    Any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a balance sheet of such Person under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP.
“Capital Lease Obligations”: With respect to any Person for any period, any obligations associated with Capital Leases.
“Cash Dominion Event”:    Either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrower to maintain Availability (Revolving Credit) in an amount greater than twelve and one-half percent (12.5%) of the lesser of (A) the Commitments (Revolving Credit) and (B) the Borrowing Base (Revolving Credit). For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing (i) so long as such Event of Default has not been waived, and/or (ii) if the Cash Dominion Event arises as a result of the Borrower’s failure to achieve Availability (Revolving Credit) as required hereunder, until Availability (Revolving Credit) has exceeded twelve and one-half percent (12.5%) of the lesser of (A) the Commitments (Revolving Credit) and (B) the Borrowing Base (Revolving Credit), in either case, for sixty (60) consecutive days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Cash Dominion Event shall be deemed continuing (even if an Event of Default is no longer continuing and/or Availability (Revolving Credit) exceeds the required amount for 60 consecutive days) at all times after a Cash Dominion Event has occurred and been discontinued on two (2) occasions during any calendar year.
“Cash Equivalents” shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve (12) months from the date of acquisition by such Person, (ii) time deposits and certificates of deposit of any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $100,000,000.00 with maturities of not more than twelve (12) months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clause (i) above, provided that there shall be no restriction on the maturities of such underlying securities pursuant to this clause (iii) entered into with a bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by the parent corporation of any commercial bank (provided that the parent corporation and the bank are both incorporated in the United States) of recognized standing having capital and surplus in excess of $500,000,000.00 and commercial paper issued by any Person incorporated in the United States rated at least A‑1 or the equivalent thereof by Standard & Poor’s Ratings Group or at least P‑1 or the equivalent thereof by Moody’s Investors Service, Inc. and in each case maturing not more than twelve (12) months after the date of acquisition by such Person, and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.
“Cash Management Reserves ”:    Such reserves as the Agent, from time to time, determines in its reasonable discretion exercised in good faith as being necessary or appropriate to reflect the reasonably anticipated liabilities and obligations of the Loan Parties with respect to Cash Management Services then provided or outstanding.

“Cash Management Services”:        Any cash management services or facilities provided to a Loan Party by the Agent, any Lender, or any of their respective Affiliates, including, without limitation: (a) ACH transactions, (b) controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit or debit cards, and (e) merchant card services. ”
“Change in Control”:    The occurrence of any of the following:
(a) The acquisition, by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of 30% or more of the issued and outstanding capital stock of the Borrower (on a fully diluted basis) having the right, under ordinary circumstances, to vote for the election of directors of the Borrower.
(b) ~~Persons (“Continuing Directors”) who (i) were directors of the Borrower on the first day of any period consisting of twelve (12) consecutive calendar months (the first of which twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), or (ii) subsequently became directors of the Borrower and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Borrower cease, for any reason other than death or disability or replacement (in the ordinary course of business and not as a result of any change in the equity ownership of the Borrower),~~The Continuing Directors cease to constitute a majority of the members of the board of directors of the Borrower.
(c) If the Borrower fails at any time to own, directly or indirectly, 100% of the equity interests of any Subsidiary free and clear of all Encumbrances (other than the Encumbrances in favor of the Agent), except where such failure is as a result of a transaction permitted by the Loan Documents.
“Chattel Paper”:    Has the meaning given that term in the UCC.
“Collateral”:    Is defined in Section 8-1.
“Commercial Tort Claim”: Has the meaning given that term in the UCC.
“Commitment”: Subject to the provisions of Sections 2-23 and 2-24, as of the First Amendment Effective Date, as follows:

LENDER	DOLLAR COMMITMENT (REVOVING CREDIT)	COMMITMENT PERCENTAGE (REVOLVING CREDIT)	DOLLAR COMMITMENT (FILO)	COMMITMENT PERCENTAGE (FILO)
Bank of America, N.A.	$110,000,000.00	55.00%	$~~100,000,000.00~~15,000,000.00	~~57.14285~~50.00%
Wells Fargo Bank, National Association	$90,000,000.00	45.00%	$~~75,000,000.00~~15,000,000.00	~~42.85715~~50.00%
“Commitment Increase”: Is defined in Section 2-24.
“Commitment Percentage”:     ~~As provided in the Definition of “Commitment”, above~~ Commitment Percentage (FILO) and/or Commitment Percentage (Revolving Credit), as the context may require.
“Commitment Percentage (FILO)”:     As provided in the Definition of “Commitment”, above.

“Commitment Percentage (Revolving Credit)”:     As provided in the Definition of “Commitment”, above.
“Commodity Exchange Act”: The Commodity Exchange Act (7 U.S.C. § 1 et seq.).
“Concentration Account”:    Is defined in Section 7-3.
“Confirmation Agreement”: That certain Joinder, Confirmation, and Amendment of Ancillary Loan Documents dated as of the Effective Date entered into among the Loan Parties and the Agent, as amended and in effect from time to time.
“Consolidated”: With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with GAAP.
“Consolidated EBITDA”: At any date of determination, an amount equal to Consolidated Net Income of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income Taxes, (iii) depreciation and amortization expense, (iv) other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Borrower and its Subsidiaries for such Measurement Period), and (v) such other non-recurring expenses or cost savings arising from or relating to Permitted Acquisitions as may be agreed by the Agent from time to time, minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by Borrower and its Subsidiaries for such Measurement Period), all as determined on a Consolidated basis in accordance with GAAP.
“Consolidated Fixed Charge Coverage Ratio”: At any date of determination, the ratio of (a) (i) Consolidated EBITDA for such period minus (ii) Capital Expenditures made during such period, minus (iii) the aggregate amount of federal, state, local and foreign income taxes paid in cash during such period (but not less than zero) to (b) Debt Service Charges, in each case, of or by Borrower and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP.
“Consolidated Interest Charges”: For any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under swap or hedging contracts, but excluding any non-cash or deferred interest financing costs, and (b) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP, in each case of or by Borrower and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP.
“Consolidated Net Income”: As of any date of determination, the net income of the Borrower and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP, provided, however, that there shall be excluded (a) extraordinary gains and extraordinary losses for such Measurement Period, (b) the income (or loss) of such Person during such Measurement Period in which any other Person has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to such Person during such period, (c) the income (or loss) of such Person during such Measurement Period and accrued prior to the date it becomes a Subsidiary of a Person or any of such Person’s Subsidiaries or is merged into or consolidated with a Person or any of its Subsidiaries or that Person’s assets are acquired by such Person or any of its Subsidiaries, and (d) the income of any direct or indirect Subsidiary of a Person to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its organization documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, except that Borrower’s equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income.
“Continuing Directors”: The directors of the Borrower as of First Amendment Effective Date and each other director if such director’s election or nomination for the election to the board of directors of the Borrower is approved by a majority of the then Continuing Directors.
“Control”: Has the meaning given that term in the UCC.
“Copyrights”: Collectively, with respect to each Loan Party, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Loan Party, in each case, whether now owned or hereafter created or acquired by or assigned to such Loan Party, including, without limitation, the registrations and applications listed in Loan Party annexed hereto, together with any and all (i) rights and privileges arising under applicable Requirements of Law with respect to such Loan Party’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.
“Cost”:    The lower of:
(a) the calculated cost of purchases, as determined from invoices received by the Borrower, the Borrower’s purchase journal or stock ledger, based upon the Borrower’s accounting practices, known to the Agent, which practices are in effect on the date on which this Agreement was executed; or
(b) the cost equivalent of the lowest ticketed or promoted price at which the subject inventory is offered to the public, after all mark-downs (whether or not such price is then reflected on the Borrower’s accounting system), which cost equivalent is determined in accordance with the retail method of accounting, reflecting the Borrower’s historic business practices.
The term “Cost” does not include Inventory capitalization costs or other non-purchase price charges (such as freight) used in the Borrower’s calculation of cost of goods sold.
“Cost Factor”:    The result of 1 minus the Borrower’s then cumulative markup percent derived from the Borrower’s purchase journal on a rolling 12-month basis.
“Costs of Collection”:    Includes, without limitation (a) all reasonable out-of-pocket expenses incurred by the Agent, the Arranger and their respective Affiliates, in connection with this Agreement and the other Loan Documents, including without limitation (i) the reasonable fees, charges and disbursements of (A) counsel for the Agent and the Arranger, (B) appraisers, (C) commercial finance examiners, and (D) all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Liabilities, (ii) in connection with (A) the syndication of the credit facilities provided for herein, (B) the preparation, negotiation, administration, management, execution and delivery of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (C) the enforcement or protection of their rights in connection with this Agreement or the Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral or in connection with any proceeding under the Bankruptcy Code, including, without limitation, in each case under this clause (C), outside consultants for the Agent, or (D) any workout, restructuring or negotiations in respect of any Liabilities; and (b) with respect to the Issuer, and its Affiliates, all reasonable out-of-pocket expenses incurred in connection with the issuance, amendment, renewal or extension of any L/C or any demand for payment thereunder.
~~“Covenant Compliance Event”: Either (a) an Event of Default has occurred and is continuing, or (b) Availability at any time is less than or equal to ten percent (10%) of the lesser of the Commitments and the Borrowing Base. For purposes hereof, the occurrence of a Covenant Compliance Event shall be deemed continuing (i) so long as such Event of Default has not been waived, and/or (ii) if the Covenant Compliance Event arises as a result of the Borrower’s failure to achieve Availability as required hereunder, until Availability has exceeded ten percent (10%) of the lesser of the Commitments and the Borrowing Base for sixty (60) consecutive days, in which case a Covenant Compliance Event shall no longer be deemed to be continuing for purposes of this Agreement.~~
“Credit Party” or “Credit Parties”: Means (a) individually, (i) each Lender and its Affiliates, (ii) the Agent, (iii) each Issuer, (iv) the Arranger, (v) each beneficiary of each indemnification obligation undertaken by any Loan Party under any Loan Document, (vi) any other Person to whom Liabilities under this Agreement and other Loan Documents are owing, and (vii) the successors and assigns of each of the foregoing, and (b) collectively, all of the foregoing.
“DDA”:    Any checking or other demand daily depository account maintained by a Loan Party.
“Debt Service Charges”: For any Measurement Period, the sum of (a) Consolidated Interest Charges paid or required to be paid for such Measurement Period, plus (b) principal payments made or required to be made on account of Indebtedness (excluding (i) the Obligations, (ii) any synthetic lease obligations but including, without limitation, Capital Lease Obligations, and (iii) the types of Indebtedness described in clauses (c), (d), and (f) of the definition of Indebtedness) for such Measurement Period, in each case determined on a Consolidated basis in accordance with GAAP.
“Default Interest Event”: The occurrence of any of the following:
(a) The acceleration of the time for payment of the Liabilities upon the occurrence of an Event of Default.
(b) The occurrence of any Event of Default under Sections 10-1, 10-2, 10-12, or 10-13 hereof.
(c) The failure of the Borrower to comply with the provisions of Section 4-29, Section 5-5 (which failure continues for five Business Days), or Sections 5-6 or 5-7 (which failures continue for fifteen (15) Business Days), or Article 7.
“Defaulting Lender”: Has the meaning given that term in the Agency Agreement.
“Deposit Account”:    Has the meaning given that term in the UCC.

“Deteriorating Lender”: Has the meaning given that term in the Agency Agreement.
“Documents”:    Has the meaning given that term in the UCC.
“Documents of Title”:    Has the meaning given that term in the UCC.
“Dollar Commitment”: Dollar Commitment (FILO) and/or Dollar Commitment (Revolving Credit), as the context may require.
“Dollar Commitment (FILO)”:    As provided in the Definition of “Commitment”, above.
“Dollar Commitment (Revolving Credit)”:    As provided in the Definition of “Commitment”, above.
“Effective Date”: The date upon which the conditions precedent set forth in Article 3 hereof have been satisfied or waived and this Agreement has become effective.
“Eligible Credit Card Receivables”:    As of any date of determination, Accounts due to a Loan Party from VISA, MasterCard, American Express, Diners Club, Discovercard, and other major credit card processors reasonably acceptable to the Agent, in its reasonable discretion, as arise in the ordinary course of business, and which have been earned by performance and are deemed by the Agent in its discretion to be eligible for inclusion in the calculation of the Borrowing Base. None of the following shall be deemed to be Eligible Credit Card Receivables:
(a)    Accounts that have been outstanding for more than five (5) Business Days from the date of sale;
(b)    Accounts with respect to which a Loan Party does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Agent);
(c)    Accounts that are not subject to a first priority security interest in favor of the Agent;
(d)    Accounts which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted by the related credit card processor (but only to the extent of such dispute, counterclaim, offset or chargeback);
(e)    Accounts as to which the credit card processor has the right under certain circumstances to require a Loan Party to repurchase the Accounts from such credit card processor;
(f)    Accounts arising from the use of a private label credit card of a Loan Party; or
(g)    Accounts (other than VISA, Master Card, American Express, Diners Club and Discovercard) which the Agent determines in its reasonable commercial discretion acting in good faith to be unlikely to be collected.
“Eligible Trade Names”: Trademarks of the Loan Parties which, except as otherwise agreed by the Agent, in its reasonable discretion, satisfies all of the following conditions:
(a)    such Trademark is validly registered with the United States Patent and Trademark Office;

(b)    a Loan Party owns such Trademark, free and clear of any Encumbrances other than Encumbrances granted to the Agent;
(c)    (i) such Loan Party is in compliance in all respects with the representations, warranties and covenants set forth in the Loan Documents relating to such Trademark, and (ii) without limiting the provisions of the foregoing clause (i), except as otherwise agreed in writing by the Agent, such Trademark is not the subject of any material litigation or other material legal proceeding with respect to infringement by third parties;
(d)    the Agent shall have received an appraisal (based upon Appraised Value) of such Trademark by a third party appraiser reasonably acceptable to the Agent and otherwise in form and substance reasonably satisfactory to the Agent; and
(e)    the Agent shall have received evidence that (i) all actions have been taken that the Agent may reasonably deem necessary or appropriate in order to create a first-priority, perfected security interest, and (ii) all filings reasonably requested by the Agent have been filed with the United States Patent and Trademark Office to further evidence the Agent’s Encumbrance on such Trademark.
“Employee Benefit Plan”:    As defined in Section 3(2) of ERISA.
“Encumbrance”:    Each of the following:
(a) Any security interest, mortgage, pledge, hypothecation, lien, attachment, or charge of any kind (including any agreement to give any of the foregoing); the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale (to the extent of recourse) of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person or which constitutes an interest in property to secure an obligation; each of the foregoing whether consensual or non‑consensual and whether arising by way of agreement, operation of law, legal process or otherwise.
(b) The filing of any financing statement under the UCC or comparable law of any jurisdiction.
“End Date”:    The date upon which ~~both~~all of the following events have occurred: (a) all Liabilities (other than indemnities, not then due and payable, which survive repayment of the FILO Loans, Revolving Credit Loans and L/Cs and termination of the Commitments) have been paid in full ~~and (b~~, (b) all outstanding L/Cs have expired, been returned to the Issuer undrawn or been cash collateralized in an amount equal to 103% of the then Stated Amount of such L/Cs, or supported by a so-called “back-to-back” letter of credit in form and substance and issued by a bank reasonably satisfactory to the Agent in its sole and absolute discretion, in an amount equal to 103% of the then Stated Amount of all outstanding L/Cs, and (c) all obligations of the Agent, Issuer, or any Lender to make loans and advances and to provide other financial accommodations to the Borrower hereunder shall have been irrevocably terminated.
“Environmental Laws”:    All of the following:
(a) Any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements which regulate or relate to, or impose any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.

(b) The common law relating to damage to Persons or property from Hazardous Materials.
“Equipment”:    Includes, without limitation, “equipment” as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Borrower’s business, and any and all accessions or additions thereto, and substitutions therefor.
“ERISA”:    The Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate”:    Any Person which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.
“Eurodollar Business Day”:    Any day which is both a Business Day and a day on which the principal Eurodollar market in which Bank of America, N.A. participates is open for dealings in United States Dollar deposits.
“Eurodollar Loan”:    Any Revolving Credit Loan and/or FILO Loan which bears interest at the Adjusted Eurodollar Rate.
“Eurodollar Rate”:    For any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to the British Bankers Association LIBOR Rate or the successor thereto if the British Bankers Association is no longer making a LIBOR Rate available (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by Bank of America, N.A. and with a term equivalent to such Interest Period would be offered by Bank of America, N.A.’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.
“Events of Default”:    Is defined in Article 10.
“Excluded Swap Obligation”: With respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty by such Loan Party under the Facility Guarantee of, or the grant under a Loan Document by such Loan Party of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 14-25 hereof and any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the guaranty of such Loan Party, or grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap or other hedging contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swap and other hedging contracts for which such guaranty or security interest is or becomes illegal.

“Excluded Taxes”: With respect to the Agent, any Lender, the Issuer or any other recipient of any payment to be made by or on account of any obligation of the Loan Parties hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which any Loan Party is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a change in applicable Requirements of Law) to comply with Section 4-13(h), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Loan Parties with respect to such withholding tax pursuant to Section 4-13(e) and (g) any U.S. federal, state or local backup withholding tax, and (e) any U.S. federal withholding tax imposed under FATCA.
“Existing Loan Agreement”: Has the meaning set forth in the Recitals hereto.
“FATCA”: Current Section 1471 through 1474 of the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as amended and in effect, or any amended version or successor provision that is substantively similar and, in each case, any regulations promulgated thereunder and any interpretation and other guidance issued in connection therewith.
“Federal Funds Effective Rate”:    For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America, N.A. on such day on such transactions.
“Fee Letter”:    ~~The~~Collectively, (i) the letter agreement, dated June 15, 2011, between the Borrower, the Agent, and Arranger with respect to certain fees payable to the Agent, Arranger, and Lenders in connection with this Agreement, and (ii) the letter agreement, dated the First Amendment Effective Date, among the Borrower, the Agent and the Arranger with respect to certain fees payable to the Agent, Arranger, and Lenders in connection with that certain Joinder and First Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain Other Ancillary Documents, dated the First Amendment Effective Date, among the Borrower, the Guarantors, the Agent and the Lenders.
“FILO Facility”:    Is defined in Section 2-1(b).
“FILO Loan”:    A term of convenience which refers to so much of the unpaid principal balance of the Loan Account (FILO) as bears the same rate of interest for the same Interest Period.
“FILO Note”:    Is defined in Section 2-8(b).

“FILO Reserve”: An amount equal to the difference (but not less than zero) between (x) the lesser of (i) the Borrowing Base (FILO), and (ii) the Commitments (FILO), and (y) the aggregate amount of FILO Loans then outstanding.
“First Amendment Effective Date”: February 21, 2014.
“Fixtures”:    Has the meaning given that term in the UCC.
“Foreign Asset Control Regulations”: Has the meaning set forth in Section 14-22.
“Foreign Lender”: Any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for Tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
“GAAP”:    Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made, provided, however, in the event of a Material Accounting Change, then unless otherwise specifically agreed to by the Agent, the Borrower shall include, with its monthly, quarterly, and annual financial statements a schedule, certified by the Borrower’s chief financial officer, on which the effect of such Material Accounting Change to the statement with which provided shall be described. Notwithstanding the foregoing, any obligations of a Person under a lease (whether existing now or entered into in the future) that is not (or would not be) a Capitalized Lease Obligation under GAAP as in effect on the Effective Date, shall not be treated as a Capitalized Lease Obligation solely as a result of the adoption of changes in GAAP outlined by the Financial Accounting Standards Board in its press release dated March 19, 2009.
“General Intangibles”:     Includes, without limitation, “general intangibles” as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to a Loan Party; credit memoranda in favor of a Loan Party; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of a Loan Party to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi‑conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of the Loan Parties in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold or leased, by a Loan Party or credit extended or services performed, by a Loan Party, whether intended for an individual customer or the general business of a Loan Party, or used or useful in connection with research by a Loan Party.

“Goods”:    Has the meaning given that term in the UCC.
“Goodwill”: Collectively, with respect to each Loan Party, the goodwill connected with such Loan Party’s business including, without limitation, (i) all goodwill connected with the use of and symbolized by any other Intellectual Property in which such Loan Party has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any Person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Loan Party’s business.
“Guarantor” and “Guarantors”: means individually and collectively AWI, Jimmy’Z, AGC, Aeropostale Procurement Company, Inc., Aeropostale Licensing, Inc., P.S. from Aeropostale, Inc., GoJane LLC, and any other Subsidiary of the Borrower which executes and delivers a Guarantor Agreement pursuant to the terms of this Agreement from time to time.
“Guarantor Agreement”:    Each instrument and document executed by a Guarantor of the Liabilities to evidence or secure the Guarantor’s guaranty thereof.
“Hazardous Materials”:    Any (a) hazardous materials, hazardous waste, hazardous or toxic substances, petroleum products, which (as to any of the foregoing) are defined or regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state.
“Increase Effective Date”: Is defined in Section 2-24.
“Indebtedness”:    All indebtedness and obligations of or assumed by any Person on account of or in respect to any of the following:
(a)    In respect of money borrowed (including any indebtedness which is non‑recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money.
(b)    In connection with any letter of credit or acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).
(c)    In connection with the sale or discount of accounts receivable or chattel paper of such Person other than the sale of retail Accounts to credit card processors.
(d)    On account of deposits or advances.
(e)    As lessee under Capital Leases.
(f)    On account of net obligations under any swap or hedging contract.
(g)    With respect to obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interest in such Person or any other Person, or any warrant, right or option to acquire such equity interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.

“Indebtedness” also includes:
(x)    Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person.
(y)    Any guaranty, endorsement, suretyship or other undertaking pursuant to which that Person may be liable on account of any Indebtedness of any third party, other than endorsements of negotiable instruments for collection in the ordinary course of business.
(z)    The Indebtedness of a partnership or joint venture in which such Person is a general partner or joint venturer to the extent that the holder of such Indebtedness has recourse to such Person.
“Indemnified Claim”:    Is defined in Section 14-11.
“Indemnified Person”:    Is defined in Section 14-11.
“Indemnified Taxes”: Taxes other than Excluded Taxes.
“Instruments”:    Has the meaning given that term in the UCC.
“Intellectual Property”: Collectively, all Copyrights, Patents, Trademarks, Licenses and Goodwill.”
“Interest Payment Date”:    With reference to:
Each Eurodollar Loan: The last day of the Interest Period relating thereto and, in addition, if such Eurodollar Loan has an Interest Period of greater than three months, the last day of the third month of such Interest Period; the Termination Date; and the End Date.
Each Base Rate Loan: the first day of each month; the Termination Date; and the End Date.
“Interest Period”:
(a) With respect to each Eurodollar Loan: Subject to Subsection (c), below, the period commencing on the date of the making or continuation of, or conversion to, the subject Eurodollar Loan and ending one, two, three or six months thereafter, as the Borrower may elect by notice (pursuant to Section 2-5(a)) to the Agent.
(b) With respect to each Base Rate Loan: Subject to Subsection (c), below, the period commencing on the date of the making or continuation of or conversion to such Base Rate Loan and ending on that date (i) as of which the subject Base Rate Loan is converted to a Eurodollar Loan, as the Borrower may elect by notice (pursuant to Section 2-5(a)) to the Agent, or (ii) on which the subject Base Rate Loan is paid by the Borrower.
(c) The setting of Interest Periods is in all instances subject to the following:

(i)    Any Interest Period for a Base Rate Loan which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day.
(ii)    Any Interest Period for a Eurodollar Loan which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event such Interest Period shall end on the last Business Day of the month during which the Interest Period ends.
(iii)    Subject to Subsection (iv), below, any Interest Period applicable to a Eurodollar Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Business Day of the month during which that Interest Period ends.
(iv)    Any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.
(v)    The number of Interest Periods in effect at any one time is subject to Section 2-10(d) hereof.
“Inventory”:    Includes, without limitation, “inventory” as defined in the UCC and also all: packaging, advertising, and shipping materials related to any of the foregoing, and all names or marks affixed or to be affixed thereto for identifying or selling the same; Goods held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Borrower, or used or consumed or to be used or consumed in the Borrower’s business; Goods of said description in transit: returned, repossessed and rejected Goods of said description; and all documents (whether or not negotiable) which represent any of the foregoing.
“Investment”:    Any direct or indirect acquisition or investment by such Loan Party, whether by means of (a) the purchase or other acquisition of equity interests of another Person, (b) a loan, advance or capital contribution to, guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) any acquisition of the assets or equity interests of any Person.
“Investment Property”:    Has the meaning given that term in the UCC.
“ISP”:        With respect to any L/C, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).
“Issuer”:    Bank of America, N.A. or Wells Fargo Bank, National Association
“Jimmy’Z”:    Jimmy’Z Surf Co., LLC, a Delaware limited liability company with an address of 112 West 34th Street, New York, New York 10120, a wholly owned Subsidiary of the Borrower.
“L/C”:    Any letter of credit, the issuance of which is procured by the Agent for the account of the Borrower and any banker’s acceptance made on account of such letter of credit.
“L/C Borrowing”: An extension of credit resulting from a drawing under any L/C which has not been reimbursed on the date when made or refinanced as a Revolving Credit Loan.

“Lease”:    Any lease or other agreement, no matter how styled or structured, pursuant to which the Borrower is entitled to the use or occupancy of any space.
“Lenders”:    Defined in the Preamble to this Agreement, and, as the context requires, includes the Swing Line Lender.
“Letter of Credit Rights”: Has the meaning given that term in the UCC and also shall refer to any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or at the time is entitled to demand payment or performance.
“Liabilities” (in the singular, “Liability”):    Includes, without limitation, all and each of the following, whether now existing or hereafter arising:
(a) Any and all direct and indirect liabilities, debts, and obligations of the Borrower to the Agent or any Lender, each of every kind, nature, and description under the Loan Documents.
(b) Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by the Borrower to the Agent or any Lender under the Loan Documents (including all future advances whether or not made pursuant to a commitment by the Agent or any Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Agent or any Lender may hold against the Borrower under the Loan Documents.
(c) All notes and other obligations of the Borrower now or hereafter assigned to or held by the Agent or any Lender with respect to the Loan Documents, each of every kind, nature, and description.
(d) All interest, fees, and charges and other amounts which may be charged by the Agent or any Lender to the Borrower under the Loan Documents and/or which may be due from the Borrower to the Agent or any Lender under the Loan Documents from time to time.
(e) All costs and expenses incurred or paid by the Agent or any Lender in respect of any of the Loan Documents (including, without limitation, Costs of Collection, reasonable attorneys’ fees, and all court and litigation costs and expenses).
(f) Any and all covenants of the Borrower to or with the Agent or any Lender and any and all obligations of the Borrower to act or to refrain from acting in accordance with under Loan Documents.
(f) All obligations on account of Bank Products and Cash Management Services.
(g) Each of the foregoing as if each reference to the “Agent” and “Lender” therein were to each of the Affiliates of such Persons.
Notwithstanding the foregoing, Liabilities of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.
“~~Line (Unused) Fee”:    Is defined in Section 2-13.~~Licenses”: Collectively, with respect to each Loan Party, all license and distribution agreements with any other Person with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Loan Party is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including, without limitation, damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.
“Line (Unused) Fee (FILO)”:    Is defined in Section 2-13(b).
“Line (Unused) Fee (Revolving Credit)”:    Is defined in Section 2-13(a).
“Liquidity Requirement”:    With respect to any acquisition or payment, (i) no Suspension Event or Event of Default then exists or would arise from the consummation of the specified transaction and the making of any payments with respect thereto, (ii) the Borrower has furnished the Agent with a pro forma balance sheet, income statement and cash flow statement (including, without limitation, a projection of Availability (Revolving Credit)) for the subsequent 12 month period, after giving effect to the consummation of the specified transaction and the making of any payments with respect thereto; and (iii) the Agent is reasonably satisfied that Availability (Revolving Credit), after giving effect to such specified transaction and the making of any payments with respect thereto, will be at least equal to 20% of the Borrowing Base (Revolving Credit) for the 12 months following such specified transaction and the making of such payments; and (iv) the Agent is reasonably satisfied that, after giving effect to such specified transaction and the making of any payments with respect thereto, the Borrower will be solvent.
“Loan Account”:    ~~Is defined in Section 2-7.~~Collectively, the Loan Account (FILO) and Loan Account (Revolving Credit).
“Loan Account (FILO)”:    Is defined in Section 2-7(a).
“Loan Account (Revolving Credit)”:    Is defined in Section 2-7(a).
“Loan Ceiling (FILO)”:    $30,000,000.00, as may be modified from time to time in accordance with Section 2-3(b) of this Agreement.
“Loan Ceiling~~”:    $175,000,000.00,~~ (Revolving Credit)”:    $200,000,000.00, as may be modified from time to time in accordance with Sections 2-3(a) and 2-24 of this Agreement.
“Loan Documents”:    This Agreement, the Agency Agreement, Confirmation Agreement, the Fee Letter, each instrument and document executed and/or delivered as contemplated by Article 3, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction which arises out of any depository, letter of credit, interest rate protection, foreign exchange or other hedging agreement~~,~~ or other Bank Product, equipment leasing services or other Cash Management Service, provided by the Agent, any Affiliate of the Agent, ~~[~~or any Lender~~]~~, as each may be amended from time to time.
“Loan Party” or “Loan Parties”: Individually and collectively the Borrower and each Guarantor.
“Material Accounting Change”:    Any change in GAAP applicable to accounting periods subsequent to the Borrower’s fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Borrower’s financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrower, when compared with such condition or results as if such change had not taken place.
“Material Adverse Effect”:    A material adverse effect upon (i) the Loan Parties business, assets, properties, liabilities (actual or contingent), operations, financial affairs, or condition (financial or otherwise) taken as a whole, or (ii) the Collateral, taken as a whole, or (iii) the ability of the Loan Parties to perform their respective obligations under this Agreement and the other Loan Documents, taken as a whole, or (iv) the validity, enforceability, perfection or priority of this Agreement or the other Loan Documents or of the rights and remedies of the Agent under any Loan Document, taken as a whole. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event in and of itself does not have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.
“Material Contract”: With respect to any Person, each contract to which such Person is a party the termination of which contract could reasonably be expected to have a Material Adverse Effect.
“Material Indebtedness”: Indebtedness (other than the Liabilities) of the Loan Parties in an aggregate principal amount exceeding $10,000,000.00. For purposes of determining the amount of Material Indebtedness at any time, (a) the amount of the obligations in respect of any swap contract at such time shall be calculated after taking into account the effect of any legally enforceable netting agreement relating to such swap contracts, (b) undrawn committed or available amounts shall be included, and (c) all amounts owing to all creditors under any combined or syndicated credit arrangement shall be included.
“Maturity Date”:     September 22, 2016.
“Measurement Period”: At any date of determination, the most recently completed twelve (12) months of the Borrower.
“Operating Account”:     Is defined in Section 7-3.
“Other Taxes”: All present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, excluding, however, any such amounts imposed as a result of an assignment by a Lender of its loan or Commitment.
“Participant”:    Is defined in Section 14-14, hereof.
“Patents”: Collectively, with respect to each Loan Party, all patents issued or assigned to and all patent applications made by such Loan Party (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), including, without limitation, those patents, patent applications listed in EXHIBIT 4-4 annexed hereto, together with any and all (i) rights and privileges arising under applicable Requirements of Law with respect to such Loan Party’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including, without limitation, damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Payment Conditions”: At the time of determination with respect to any specified transaction or payment, that:

(a) no Suspension Event or Event of Default then exists or would arise as a result of entering into such transaction or the making such payment,

(b) after giving effect to such transaction or payment, Availability (Revolving Credit) is equal to or greater than fifteen percent (15%) of the lesser of (1) the Commitments (Revolving Credit) and (2) the Borrowing Base (Revolving Credit),

(c) the Consolidated Fixed Charge Coverage Ratio, on a pro-forma basis for the Measurement Period immediately prior to such transaction or payment, will be equal to or greater than 1.0:1.0 (or, solely with respect to Restricted Payments, 1.1:1.0), and

(d) for the six-month period immediately following such transaction or payment and after giving effect to such transaction or payment, Availability (Revolving Credit) shall be equal to or greater than fifteen percent (15%) of the lesser of (1) the Commitments (Revolving Credit) and (2) the Borrowing Base (Revolving Credit).

Prior to undertaking any transaction or payment which is subject to the Payment Conditions, the Borrower shall deliver to the Agent a certificate of the Borrower evidencing satisfaction of the conditions contained in clauses (b), (c) and (d) above on a basis (including, without limitation, giving due consideration to results for prior periods) reasonably satisfactory to the Agent.

“Payment Intangibles”: Has the meaning given that term in the UCC and shall also refer to any General Intangible under which the Account Debtor’s primary obligation is a monetary obligation.
“Permitted Acquisition”:    The investment in, the purchase of stock of, or the purchase of all or a substantial part of the assets or properties of, or controlling interests in, any Person (other than the Borrower), or the entering into of any transaction, series of transactions, merger (with the Borrower as the surviving entity), consolidation or exchange of securities with any Person (referred to herein as an “Acquisition”), in which each of the following conditions are satisfied:
(a) The type of business of such Person is generally the same type of business (or is included in the types of business) in which the Borrower is engaged or a business reasonably related thereto;
(b) Immediately after giving effect to the transaction, the Payment Conditions have been satisfied;
(c) Such Acquisition shall have been approved by the board of directors of the Person (or similar governing body if such Person is not a corporation) which is the subject of such Acquisition and such Person shall not have announced that it will oppose such Acquisition or shall not have commenced any action which alleges that such Acquisition shall violate applicable Law;
(d) For any Acquisition in an amount greater than $10,000,00.00, the Borrower shall have furnished the Agent with thirty (30) days’ prior written notice of such intended Acquisition and shall have furnished the Agent with a current draft of the acquisition documents (and final copies thereof as and when executed), copies of any third party accounting, financial, and legal due diligence undertaken by the Loan Parties in connection with such Acquisition, appropriate financial statements of the Person which is the subject of such Acquisition, pro forma projected financial statements for the twelve (12) month period following such Acquisition after giving effect to such Acquisition (including balance sheets, cash flows and income statements by quarter (and, if available, by month) for the acquired Person, individually, and on a Consolidated basis with all Loan Parties), and such other information as the Agent may reasonably require, all of which shall be in form reasonably satisfactory to the Agent;
(e) If the Acquisition involves the purchase of equity interests in a Person and proceeds of any Revolving Credit Loan or FILO Loan will be used to pay the purchase price or other amounts payable to the seller in connection with such Acquisition, either (i) the legal structure of the Acquisition shall be acceptable to the Agent in its discretion, or (ii) the Loan Parties shall have provided the Agent with a favorable solvency opinion from an unaffiliated third party valuation firm reasonably satisfactory to the Agent;
(f) After giving effect to the Acquisition, if the Acquisition is an Acquisition of equity interests, a Loan Party shall acquire and own, directly or indirectly, a majority of the equity interests in the Person being acquired and shall control a majority of any voting interests or shall otherwise control the governance of the Person being acquired; and
(g) All action required to be undertaken pursuant to Section 4-18(f) by any Subsidiary created in connection with such transaction (including, but not limited to, causing such Subsidiary to become a Guarantor hereunder) has been completed, or, simultaneously with the consummation of such Acquisition, will be completed, to the reasonable satisfaction of the Agent.
In all events, any assets acquired in a Permitted Acquisition must first satisfy the eligibility requirements contained in this Agreement before the Borrower shall be permitted to include any such assets in the Borrowing Base. Without limiting the foregoing and the provisions of Section 5-10(c), the Agent shall have obtained, at the Borrower’s expense, a satisfactory appraisal and audit with respect to such acquired assets.
“Permitted Encumbrances”:    Those Encumbrances permitted as provided in Section 4-6(a) hereof.
“Person”:    Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.
“Prime Rate”:    For any day a fluctuating rate per annum equal to the highest of (a) the rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A. as its “prime rate”; (b) the Federal Funds Rate for such day, plus 0.50%; and (c) the Eurodollar Rate for a 30-day interest period as determined on such day, plus 1.0%. The “prime rate” is a rate set by Bank of America, N.A. based upon various factors including Bank of America, N.A.’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in Bank of America, N.A.’s prime rate, the Federal Funds Rate or the Eurodollar Rate, respectively, shall take effect at the opening of business on the day specified in the public announcement of such change.
“Proceeds”:    Includes, without limitation, “Proceeds” as defined in the UCC (defined below), and each type of property described in Section 8-1 hereof.
“Qualified ECP Guarantor”: At any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Receipts”:    All cash, cash equivalents, checks, and credit card slips and receipts as arise out of the sale of the Collateral.
“Receivables Collateral”:    That portion of the Collateral which consists of the Loan Parties’ Accounts, Accounts Receivable, General Intangibles for the payment of money, Chattel Paper, Instruments, Investment Property, letters of credit for the benefit of a Loan Party, and bankers’ acceptances held by a Loan Party, and any rights to payment.
“Related Entity”:    (a)    Any corporation, limited liability company, trust, partnership, joint venture, or other enterprise which: is a parent, brother‑sister, Subsidiary, or Affiliate, of the Borrower; could have such enterprise’s tax returns or financial statements consolidated with the Borrower’s; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which the Borrower is a member; controls or is controlled by the Borrower or by any Affiliate of the Borrower.
(b)    Any Affiliate.
“Required Consent”: Has the meaning given that term in the Agency Agreement.
“Requirement of Law”:    As to any Person:
(a)    (i)     All statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, arbitrator’s decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, governmental panel, or other governmental body which has jurisdiction over such Person, or any property of such Person.
(b)    That Person’s charter, certificate of incorporation, articles of organization, and/or other organizational documents, as applicable; and
(c) that Person’s by‑laws and/or other instruments which deal with corporate or similar governance, as applicable;
provided however, for purposes of this Agreement (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, guidelines or directives in connection therewith, and (ii) all rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to have gone into effect and been adopted after the Effective Date.
“Reserves”:    Without duplication of any other reserves or items that are otherwise addressed or excluded either through eligibility criteria or in the most recent appraisal conducted hereunder by an independent appraiser reasonably satisfactory to the Agent, such reserves as the Agent from time to time determines in its reasonable discretion exercised in good faith as being necessary or appropriate (a) to reflect the impediments to the Agent’s ability to realize upon the Collateral, including any claims or liabilities that the Agent determines will need to be satisfied in connection with the realization upon such Collateral (including, without limitation, the Inventory), (b) to reflect costs, expenses and other amounts that the Agent may incur or be required to pay to realize upon the Collateral, including, without limitation, on account of rent, customs and duties and Permitted Encumbrances, (c) to reflect changes in the determination of the saleability, at retail, of Acceptable Inventory, (d) to reflect such other factors as negatively affect the market value of the Acceptable Inventory, (e) to reflect criteria, events, conditions, contingencies or risks which adversely affect any component of the Borrowing Base (Revolving Credit) or which materially and adversely affect any component of the Borrowing Base (FILO) (including, without limitation, any litigation or other legal proceeding with respect to infringement of Eligible Trade Names by third parties), (f) on account of gift cards, gift certificates, merchandise credits and customer deposits, (g) Cash Management Reserves, (h) Bank Product Reserves, (i) FILO Reserve, and (~~i~~j) rent reserves not to exceed two (2) months rent plus any past due amounts. The Agent shall have the right, at any time and from time to time after the Effective Date in its reasonable discretion exercised in good faith as being necessary or appropriate to establish, modify or eliminate Reserves.
“Responsible Officer”:    means the chief executive officer, chief operating officer, president, chief financial officer, general counsel, chief accounting officer, treasurer, controller, vice president of finance of a Loan Party or any of the other individuals designated in writing to the Agent by an existing Responsible Officer of a Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restricted Payment”: Any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other equity interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other equity interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment. Without limiting the foregoing, “Restricted Payments” with respect to any Person shall also include all payments made by such Person with any proceeds of a dissolution or liquidation of such Person.
“Revolving Credit”:    Is defined in Section 2-1.
“Revolving Credit Note”:    Is defined in Section 2-8.
“Revolving Credit Loan”:    A term of convenience which refers to so much of the unpaid principal balance of the Loan Account (Revolving Credit) as bears the same rate of interest for the same Interest Period, which, for the avoidance of doubt, shall include Swing Line Loans as the context may require.
“Secured L/Cs”:    L/Cs which have been secured in the manner provided pursuant to Section 2-19 hereof.
“Solvent” and “Solvency”: With respect to any Person on a particular date, that on such date (a) at fair valuation, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person’s ability to pay as such debts mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person’s properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. The amount of all guarantees at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, can reasonably be expected to become an actual or matured liability.

“Specified Loan Party”: Any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 14-25).
“Statutory Reserve Rate”:    A fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which any Lender is subject with respect to the Adjusted Eurodollar Rate, for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Lenders under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
“Stated Amount”: The maximum amount for which an L/C may be honored.
“Subordinated Indebtedness”: Indebtedness the payment of principal and interest of which is expressly subordinated in right of payment to the Liabilities, in such form and on such terms (which may include the payment of current interest until the occurrence, and during the continuance, of a Suspension Event) as are reasonably acceptable to the Agent.
“Subsidiary”:    As to any Person, any corporation, association, partnership, limited liability company, joint venture or other business entity of which at least fifty percent (50%) or more of the ordinary voting power (or equivalent interests) for the election of a majority of the board of directors (or other equivalent governing body) of such entity is held or controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person; or which is otherwise controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person through the exercise of voting power or otherwise.
“Supporting Obligation”: Has the meaning given that term in the UCC and shall also refer to a Letter of Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument or Investment Property.
“Suspension Event”:    Any occurrence, circumstance, or state of facts which (a) is an Event of Default, which is continuing; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period.
“Swap Obligations”: With respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swing Line Lender”: Bank of America, N.A.
“Swing Line Loan Request”: Is defined in Section 2-2.
“Swing Line Loans”: Is defined in Section 2-2.
“Swing Line Sublimit”: $20,000,000.00.
“Taxes”: All present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto.
“Termination Date”:    The earliest of (a) the Maturity Date; or (b) the occurrence of any event described in Section 10-13 hereof; or (c) date set by notice by the Agent to the Borrower, which notice sets the Termination Date on account of the occurrence of any Event of Default other than as described in Section 10-13 hereof.
“Trademarks”: With respect to each Loan Party, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URLs), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Loan Party and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), including, without limitation, the registrations and applications listed in EXHIBIT 4-4 annexed hereto, together with any and all (i) rights and privileges arising under applicable Requirements of Law with respect to such Loan Party’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.
“Trust Deposit Accounts”: Depository accounts established by the Loan Parties the proceeds of which are to be utilized solely for the payment of sales taxes, ad valorem taxes, withholding taxes and other similar Taxes, and other depository accounts established by the Loan Parties for which such Loan Party is a trustee or other fiduciary for any other Persons.
“UCC”: The Uniform Commercial Code as presently in effect in New York, provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.
“Unreimbursed L/C Obligations”: The then unpaid reimbursement obligations in respect of L/Cs which have been drawn, but which have not been repaid either by an advance under the Revolving Credit in accordance with the provisions of Section 2-17(f) hereof or otherwise.

Article 2 - The ~~Revolving~~ Credit Facilities:
2-1.    Establishment of Revolving Credit and FILO Facility.
(a)    Revolving Credit.
(i)    ~~(a)~~ The Lenders hereby establish a revolving line of credit (the “Revolving Credit”) in the Borrower’s favor pursuant to which each Lender, subject to, and in accordance with, this Agreement, agrees to severally make loans and advances and otherwise provide financial accommodations to and for the account of the Borrower as provided herein, in each case equal to that Lender’s Commitment Percentage (Revolving Credit) up to the maximum amount of such Lender’s Dollar Commitment (Revolving Credit); provided that the Aggregate Outstandings (Revolving Credit) shall not at any time in the aggregate exceed the lesser of (A) the Loan Ceiling (Revolving Credit), or (B) the Borrowing Base (Revolving Credit).
(ii)    ~~(b)~~ The proceeds of borrowings under the Revolving Credit shall be used solely for working capital and general corporate purposes of the Borrower, including, without limitation, the repurchase of the Borrower’s capital stock, and for its Capital Expenditures, all solely to the extent permitted by this Agreement.
(iii)    ~~(c)~~ The Borrower recognizes that the Agent’s exercise of any discretion accorded to the Agent with respect to the Revolving Credit and of its rights, remedies, powers, privileges, and discretions with respect to the Loan Parties may be subject to the terms and conditions of the Agency Agreement.
(b)    FILO Facility.
(i)    The Lenders hereby establish a first-in and last-out revolving line of credit (the “FILO Facility”) in the Borrower’s favor pursuant to which each Lender, subject to, and in accordance with, this Agreement, agrees to severally make loans and advances and otherwise provide financial accommodations to and for the account of the Borrower as provided herein, in each case equal to that Lender’s Commitment Percentage (FILO) up to the maximum amount of such Lender’s Dollar Commitment (FILO); provided that the Aggregate Outstandings (FILO) shall not at any time in the aggregate exceed the lesser of (A) the Loan Ceiling (FILO), or (B) the Borrowing Base (FILO).
(ii)    The proceeds of borrowings under the FILO Facility shall be used solely for working capital and general corporate purposes of the Borrower, including, without limitation, the repurchase of the Borrower’s capital stock, and for its Capital Expenditures, all solely to the extent permitted by this Agreement.
(iii)    The Borrower recognizes that the Agent’s exercise of any discretion accorded to the Agent with respect to the FILO Facility and of its rights, remedies, powers, privileges, and discretions with respect to the Loan Parties may be subject to the terms and conditions of the Agency Agreement.
2-2.    Swing Line Loan.
(a)    The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2-2 and in the Agency Agreement, to make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit; provided, however, that after giving effect to any Swing Line Loan, Aggregate Outstandings (Revolving Credit) shall not at any time in the aggregate exceed the lesser of (A) the Loan Ceiling (Revolving Credit), or (B) the Borrowing Base (Revolving Credit); provided further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and provided further that the Swing Line Lender shall not be obligated to make any Swing Line Loan at any time when any Lender is at such time a Defaulting Lender or Deteriorating Lender, unless the Swing Line Lender has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the Swing Line Lender’s risk with respect to such Lender. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2-2 prepay under Section 2-9 and reborrow under this Section 2-2. Each Swing Line Loan shall bear interest only at a rate based on the Prime Rate and shall constitute a Revolving Credit Loan. The Swing Line Lender shall have all of the benefits and immunities (A) provided to the Agent in the Agency Agreement with respect to any acts taken or omissions suffered by the Swing Line Lender in connection with Swing Line Loans made by it or proposed to be made by it as if the term “Agent” as used in the Agency Agreement included the Swing Line Lender with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Swing Line Lender.
(b)    Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Agent, which may be given by telephone. Each such notice (each, a “Swing Line Loan Request”) must be received by the Swing Line Lender and the Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $10,000.00, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Agent of a written Swing Line Loan Request, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Request, the Swing Line Lender will confirm with the Agent (by telephone or in writing) that the Agent has also received such Swing Line Loan Request and, if not, the Swing Line Lender will notify the Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Agent at the request of the Lenders with Required Consent prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2-2(a), or (B) that one or more of the applicable conditions specified in Section 2-5(g) is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender may, on the borrowing date specified in such Swing Line Loan Request, make the amount of its Swing Line Loan available to the Borrower either by (i) crediting the account of the Borrower on the books of Bank of America, N.A. with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Swing Line Lender by the Borrower; provided, however, that if, on the date of the proposed Swing Line Loan, there are L/C Borrowings outstanding, then the proceeds of such Swing Line Loan, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.
(c)    Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.
2-3.    Voluntary Reduction or Termination of Commitments.

(a)     The Borrower may reduce, or terminate, the Lenders' Commitments (Revolving Credit), pro rata, in whole or in part from time to time, by furnishing three (3) Business Days' written notice to the Agent. Upon the effective date of any such reduction, the Borrower shall pay to the Agent (a) any amounts required by under Section 2-9(b) hereof as a result of such reduction or termination, together with (b) the accrued Line (Unused) Fee (Revolving Credit) as of the date of such reduction or termination. No reduction or termination of the Commitments (Revolving Credit) may be reinstated.
(b)    The Borrower may reduce, or terminate, the Lenders' Commitments (FILO), pro rata, in whole or in part from time to time, by furnishing three (3) Business Days' written notice to the Agent. Upon the effective date of any such reduction, the Borrower shall pay to the Agent (a) any amounts required by under Section 2-9(b) hereof as a result of such reduction or termination, together with (b) the accrued Line (Unused) Fee (FILO) as of the date of such reduction or termination. No reduction or termination of the Commitments (FILO) may be reinstated.
(c)    In the event that all of the Lenders’ Commitments (Revolving Credit) are terminated, then the Lenders’ Commitments (FILO) shall be automatically terminated.
2-4.    Risks of Value of Collateral.    The Agent’s reference to a given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the FILO Facility and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Agent relative to the actual value of the asset in question. All risks concerning the collectability of the Borrower’s Accounts and the saleability of the Borrower’s Inventory are and remain upon the Borrower. All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Agent or any Lender in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or FILO Facility.
2-5.    Loan Requests.
(a)    Subject to the provisions of this Agreement (and, in particular, subject to any provisions of Section 2-2 relating to Swing Line Loans), a loan or advance under the Revolving Credit duly and timely requested by the Borrower shall be made pursuant hereto, provided that:
(i)    Availability (Revolving Credit) will not be exceeded;
(ii)    ~~If Aggregate Outstandings exceed $75,000,000.00, no loans, advances or other financial accommodations shall be made if as a result thereof the Aggregate Outstandings would exceed $100,000,000.00 until such time as the Agent has completed, and received the results of a commercial finance audit and inventory appraisal in accordance with the provisions of Section 5-10 hereof.~~At the time of such request, Availability (FILO) shall be zero;
(iii)    The Revolving Credit has not been suspended as provided in Section 2-5(~~h~~j).
(b)    Subject to the provisions of this Agreement, a loan or advance under the FILO Facility duly and timely requested by the Borrower shall be made pursuant hereto, provided that:
(i)    Availability (FILO) will not be exceeded; and

(ii)    The FILO Facility has not been suspended as provided in Section 2-5(j).
(c)    If any FILO Loan is prepaid in whole or part, any loans to the Borrower thereafter requested shall be FILO Loans until the maximum principal amount of FILO Loans outstanding equals the lesser of (i) the Loan Ceiling (FILO), or (ii) the Borrowing Base (FILO), and thereafter any loans (for sake of clarity, subject at all times to Section 2-5(a)(ii)) shall be Revolving Credit Loans.
(d)    ~~(b)~~ Requests for loans and advances under the Revolving Credit and the FILO Facility may be requested by the Borrower in such manner as may from time to time be reasonably acceptable to the Agent.
(e)    ~~(c)~~ Subject to the provisions of this Agreement, the Borrower may request a Revolving Credit Loan or a FILO Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan or FILO Loan by giving the Agent notice no later than the following:
(i)    If such Revolving Credit Loan or FILO Loan is or is to be converted to a Base Rate Loan: By 11:00 AM on the Business Day on which the subject Revolving Credit Loan or FILO Loan is to be made or is to be so converted. Base Rate Loans requested by the Borrower, other than those resulting from the conversion of a Eurodollar Loan, shall not be less than $10,000.00 (or the then Availability (Revolving Credit) or Availability (FILO), as applicable, if less than $10,000.00).
(ii)    If such Revolving Credit Loan or FILO Loan is, or is to be continued as, or converted to, a Eurodollar Loan: By 1:00 PM two (2) Eurodollar Business Days before the end of the then applicable Interest Period. Eurodollar Loans and conversions to Eurodollar Loans shall each be not less than $1,000,000.00 and in increments of $1,000,000.00 in excess of such minimum.
(iii)    Any Eurodollar Loan which matures while a Suspension Event is extant shall be converted, at the option of the Agent to a Base Rate Loan notwithstanding any notice from the Borrower that such Loan is to be continued as a Eurodollar Loan.
(f)    ~~(d)~~ Any request for a Revolving Credit Loan or FILO Loan or for the conversion of a Revolving Credit Loan or FILO Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business on the then next Business Day or Eurodollar Business Day, as applicable. Each request for a Revolving Credit Loan or FILO Loan for the conversion of a Revolving Credit Loan or FILO Loan shall be made in such manner as may from time to time be reasonably acceptable to the Agent.
(g)    ~~(e)~~ The Borrower may request that the Agent cause the issuance of L/C’s for the account of the Borrower as provided in Section 2-17.
(h)    ~~(f)~~ The Agent may rely on any request for a loan or advance, or other financial accommodation under the Revolving Credit or FILO Facility which the Agent, in good faith, reasonably believes to have been made by a Person duly authorized to act on behalf of the Borrower and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Agent being furnished with such documentation concerning that Person’s authority to act as may be reasonably satisfactory to the Agent.

(i)    ~~(g)~~ A request by the Borrower for a loan or advance, or other financial accommodation under the Revolving Credit or FILO Facility shall be irrevocable and shall constitute certification by the Borrower that as of the date of such request, each of the following conditions has been satisfied:
(i)    No event or circumstance which could reasonably be expected to result in a Material Adverse Effect shall have occurred.
(ii)    All or a portion of any loan or advance so requested will be set aside by the Borrower to cover all of the Borrower’s obligations for sales tax on account of sales since the then most recent borrowing pursuant to the Revolving Credit or FILO Facility.
(iii)    Each representation which is made herein or in any of the Loan Documents (defined below) is then true and complete in all material respects as of and as if made on the date of such request (other than those which are as of a specific date, in which case such representation was true and complete in all material respects as of such date, and other than those of which are qualified by materiality, in which case such representations are true and correct in all respects).
(iv)    No Suspension Event is then extant.
(v)    In the case of a borrowing under the Revolving Credit, Availability (FILO) is zero.
(j)    ~~(h)~~ Upon the occurrence, and during the continuance, from time to time of any Suspension Event:
(i)    The Agent may suspend the Revolving Credit and FILO Facility immediately.
(ii)    Neither the Agent nor any Lender shall be obligated, during such suspension, to make any loans or advance, or to provide any financial accommodation hereunder or to seek the issuance of any L/C.
(iii)    The Agent may suspend the right of the Borrower to request any Eurodollar Loan or to convert any Base Rate Loan to a Eurodollar Loan.
2-6.    Making of Loans Under Revolving Credit and FILO Facility.
(a)    A loan or advance under the Revolving Credit and/or FILO Facility shall be made by the transfer of the proceeds of such loan or advance to the Operating Account or as otherwise instructed by the Borrower.
(b)    A loan or advance shall be deemed to have been made under the Revolving Credit or the FILO Facility, as applicable (and the Borrower shall be indebted to the Lenders for their respective pro rata portions of the amount thereof immediately) at the following:

(i)    The Agent’s initiation of the transfer of the proceeds of such loan or advance in accordance with the Borrower’s instructions (if such loan or advance is of funds requested by the Borrower).
(ii)    The charging of the amount of such loan to the Loan Account (Revolving Credit) or Loan Account (FILO), as applicable (in all other circumstances).
(c)    There shall not be any recourse to or liability of the Agent or any Lender, on account of:
(i)    Any delay in the making of any loan or advance requested under the Revolving Credit or the FILO Facility unless due to the Agent’s, or, if applicable, Lender’s, gross negligence or willful misconduct.
(ii)    Any delay in the proceeds of any such loan or advance constituting collected funds.
(iii)    Any delay in the receipt, and/or any loss, of funds which constitute a loan or advance under the Revolving Credit or the FILO Facility, the wire transfer of which was properly initiated in accordance with wire instructions provided to the Agent by the Borrower.
2-7.    The Loan Account.
(a)    An account (“Loan Account (Revolving Credit)”) shall be opened on the books of the Agent with respect to the Revolving Credit. A record may be kept in the Loan Account (Revolving Credit) of all Revolving Credit loans made under or pursuant to this Agreement and of all payments thereon. An account (“Loan Account (FILO)”) shall be opened on the books of the Agent with respect to the FILO Facility. A record may be kept in the Loan Account (FILO) of all FILO Loans made under or pursuant to this Agreement and of all payments thereon.
(b)    The Agent may also keep a record (in either ~~in the~~ Loan Account or elsewhere, as the Agent may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed the Agent and each Lender on account of the Liabilities and of all credits against such amounts so owed.
(c)    All credits against the Liabilities shall be conditional upon final payment to the Agent for the account of each Lender of the items giving rise to such credits. The amount of any item credited against the Liabilities which is charged back against the Agent or any Lender for any reason or is not so paid shall be a Liability and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.
(d)    Except as otherwise provided herein, all fees, service charges, costs, and expenses for which the Borrower is obligated hereunder are payable on demand.
(e)    The Agent, without the request of the Borrower, may advance under the FILO Facility until such time that Availability (FILO) is zero, and thereafter, under the Revolving Credit, any interest, fee, service charge, or other payment to which the Agent or any Lender is entitled from the Borrower pursuant hereto and may charge the same to the Loan Account notwithstanding that such amount so advanced may result in Availability (Revolving Credit) being exceeded. Such action on the part of the Agent shall not constitute a waiver of the Agent’s or any Lender’s rights and Borrower’s obligations under Section 2-9(b). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2-7(e) shall bear interest, subject to Section 2-10(f), at the Prime Rate.
(f)    Absent manifest error, any statement rendered by the Agent to the Borrower concerning the Liabilities shall be considered correct and accepted by the Borrower and shall be conclusively binding upon the Borrower unless the Borrower provides the Agent with written objection thereto within sixty (60) days from the receipt of such statement, which written objection shall indicate, with particularity, the reason for such objection. The Loan Account and the Agent’s books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein.
2-8.    The ~~Revolving Credit~~ Notes. The obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by promissory notes (each, a “Revolving Credit Note”) in the form of EXHIBIT 2-8, annexed hereto, executed by the Borrower, one payable to each Lender. Neither the original nor a copy of a Revolving Credit Note shall be required, however, to establish or prove any Liability. In the event that a Revolving Credit Note is ever lost, mutilated, or destroyed, upon receipt of an indemnification with respect to the lost Revolving Credit Note from such Lender in form and substance reasonably satisfactory to the Borrower and the Agent, the Borrower shall execute a replacement thereof and deliver such replacement to such Lender.
(b)    The obligation to repay loans and advances under the FILO Facility, with interest as provided herein, shall be evidenced by promissory notes (each, a “FILO Note”) in the form of EXHIBIT 2-8(A), annexed hereto, executed by the Borrower, one payable to each Lender. Neither the original nor a copy of a FILO Note shall be required, however, to establish or prove any Liability. In the event that a FILO Note is ever lost, mutilated, or destroyed, upon receipt of an indemnification with respect to the lost FILO Note from such Lender in form and substance reasonably satisfactory to the Borrower and the Agent, the Borrower shall execute a replacement thereof and deliver such replacement to such Lender.
2-9.    Payment of The Loan Account.
(a)    The Borrower may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date~~.~~; provided however any prepayment of any FILO Loans may only be made if there are no Revolving Credit Loans outstanding or in connection with a reduction or termination of the Commitments (FILO) in accordance with Section 2-3. Such payments shall be applied first to Base Rate Loans (which, for the avoidance of doubt shall include the Swing Line Loans in the event Revolving Credit Loans are being repaid) and only then to Eurodollar Loans.
(b)    (i)     The Borrower, without notice or demand from the Agent or any Lender, shall pay the Agent that amount, from time to time, which is necessary so that the unpaid balance of the Loan Account (Revolving Credit) does not exceed Availability (Revolving Credit). Such payments shall be applied first to Base Rate Loans (which, for the avoidance of doubt shall include the Swing Line Loans) and only then to Eurodollar Loans.
(ii)     The Borrower, without notice or demand from the Agent or any Lender, shall pay the Agent that amount, from time to time, which is necessary so that the unpaid balance of the Loan Account (FILO) does not exceed Availability (FILO). Such payments shall be applied first to Base Rate Loans and only then to Eurodollar Loans.

(c)    Subject to the provisions of Section 7-5(c) hereof, the Agent shall endeavor to cause those applications of payments (if any), pursuant to Sections 2-9(a) and 2-9(b) against Eurodollar Loans then outstanding in such manner as results in the least cost to the Borrower, but shall not have any affirmative obligation to do so nor liability on account of the Agent’s failure to have done so. In no event shall action or inaction taken by the Agent excuse the Borrower from any indemnification obligation under Section 2-9(e).
(d)    The Borrower shall repay the then entire unpaid balance of the Loan Account and all other Liabilities on the Termination Date.
(e)    The Borrower shall indemnify the Agent and each Lender and hold the Agent and each Lender harmless from and against any loss, cost or expense (excluding loss of anticipated profits) which the Agent or any Lender may sustain or incur (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of the following:
(i)    Default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by the Agent or such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Loans.
(ii)    Default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a request for a Revolving Credit Loan or FILO Loan or a request to convert a Revolving Credit Loan or FILO Loan from one applicable interest rate to another.
(iii)    The making of any payment on a Eurodollar Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Lenders to lenders of funds obtained by it in order to maintain any such Loans as “breakage fees” (so‑called).
2-10.    Interest Rates.
(a)    Each Revolving Credit Loan and FILO Loan shall bear interest at the Prime Rate plus the respective Applicable Margin for Base Rate Loans unless timely notice is given (as provided in Section 2-5(a)) that the subject Revolving Credit Loan or FILO Loan (or a portion thereof) is, or is to be converted to, a Eurodollar Loan.
(b)    Each Revolving Credit Loan and FILO Loan which consists of a Eurodollar Loan shall bear interest at the Adjusted Eurodollar Rate plus the respective Applicable Margin for Eurodollar Loans.
(c)    Subject to the provisions hereof (including, but not limited to Section 2-2), the Borrower, by notice to the Agent, may cause all or a part of the unpaid principal balance of the Loan Account to bear interest at the Prime Rate or the Adjusted Eurodollar Rate as specified from time to time by the Borrower.
(d)    The Borrower shall not select, renew, or convert any interest rate for (i) a Revolving Credit Loan such that, in addition to interest at the Prime Rate, there are more than six (6) Interest Periods for Eurodollar Loans applicable to the Revolving Credit Loans at any one time, and (ii) a FILO Loan such that, in addition to interest at the Prime Rate, there are more than three (3) Interest Periods for Eurodollar Loans applicable to FILO Loans at any one time.

(e)    The Borrower shall pay accrued and unpaid interest on each Revolving Credit Loan and FILO Loan in arrears as follows:
(i)    On the applicable Interest Payment Date for that Revolving Credit Loan or FILO Loan.
(ii)    On the Termination Date and on the End Date.
(iii)    Following the occurrence, and during the continuance, of any Event of Default, with such frequency as may be determined by the Agent.
(f)    Following the occurrence, and during the continuance, of any Default Interest Event (and whether or not the Agent exercises the Agent’s rights on account thereof), all Revolving Credit Loans and FILO Loans shall bear interest at a rate which is the aggregate of the interest rate then in effect plus two percent (2%) per annum, unless the Agent, with the consent of the Lenders with Required Consent, elects not to exercise its right to increase the interest rate in effect by said two percent (2%) per annum.
(g)    All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).
2-11.    Other Fees. The Borrower shall pay (i) to the Arranger and the Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter, and (ii) upfront fees agreed to by the Loan Parties and any applicable Lender. In either case, such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
2-12.    Intentionally Omitted.
2-13.    Line (Unused Fee).
(a)    In addition to any other fee paid by Borrower on account of the Revolving Credit, the Borrower shall pay the Agent, for the account of the Lenders, a Line (Unused) Fee (Revolving Credit) (so referred to herein) in arrears, on the first day of each quarter, commencing with the first quarter immediately following the Effective Date (and on the Termination Date). The Line (Unused) Fee (Revolving Credit) shall be equal to Applicable Margin for Line (Unused) Fee (Revolving Credit) per annum multiplied by the difference during the quarter just ended (or relevant period with respect to the payment being made on the Termination Date) between Loan Ceiling (Revolving Credit) and the Average Outstandings (Revolving Credit).
(b)    In addition to any other fee paid by Borrower on account of the FILO Facility, the Borrower shall pay the Agent, for the account of the Lenders, a Line (Unused) Fee (FILO) (so referred to herein) in arrears, on the first day of each quarter, commencing with the first quarter immediately following the First Amendment Effective Date (and on the Termination Date). The Line (Unused) Fee (FILO) shall be equal to Applicable Margin for Line (Unused) Fee (FILO) per annum multiplied by the difference during the quarter just ended (or relevant period with respect to the payment being made on the Termination Date) between Loan Ceiling (FILO) and the Average Outstandings (FILO).

2-14.    Intentionally Omitted
2-15.    Concerning Fees.
The Borrower shall not be entitled to any credit, rebate or repayment of any fees payable under the Fee Letter, the Line (Unused) Fee (Revolving Credit), the Line (Unused) Fee (FILO) or any other fee previously earned by the Agent or any Lender pursuant to this Agreement notwithstanding any termination of this Agreement or suspension or termination of the Agent or any Lender’s respective obligations hereunder, including obligations to make loans and advances hereunder.
2-16.    Agent’s Discretion.
Each reference in the Loan Documents to the exercise of discretion or the like by the Agent shall be to its exercise of its reasonable judgment, in good faith, based upon the Agent’s consideration of any such factor as the Agent reasonably deems appropriate.
2-17.    Procedures For Issuance of L/C’s.
(a)    The Borrower may request that the Agent cause the issuance of L/C’s for the account of the Borrower. Each such request shall be in such manner as may from time to time be acceptable to the Agent and Issuer.
(b)    Subject to the provisions of Section 2.5(a)(ii), the Agent will endeavor to cause the issuance of any L/C so requested by the Borrower, provided that, at the time that the request is made, the Revolving Credit has not been suspended as provided in Section 2-5(~~h~~j) and if so issued:
(i)    The aggregate Stated Amount of all L/C’s then outstanding, does not exceed Forty Million Dollars and No Cents ($40,000,000.00).
(ii)    Subject to the restrictions in clause (iii) below, the expiry date of any standby L/Cs is not more than twelve months from the date of issuance, unless the Agent has approved such expiry date, and the expiry date of any commercial L/C shall be less than 120 days from the date of issuance, unless the Agent has approved such expiry date.
(iii)    The expiry date of such requested L/C must occur at least seven (7) Business Days prior to the Maturity Date, unless either (1) such L/C is cash collateralized on or prior to the date of issuance of such L/C (or such later date as to which the Agent may agree), or (2) the Agent has approved such expiry date.
(iv)    Availability (Revolving Credit) would not be exceeded.
(c)    The Issuer shall not issue any L/C’s hereunder without the prior consent of the Agent if:
(i)    any order, judgment or decree of any governmental authority or arbitrator shall by its terms purport to enjoin or restrain the Issuer from issuing such L/C, or any law applicable to the Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuer shall prohibit, or request that the Issuer refrain from, the issuance of letters of credit generally or such L/C in particular or shall impose upon the Issuer with respect to such L/C any restriction, reserve or capital requirement (for which the Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuer in good faith deems material to it;
(ii)    the issuance of such L/C would violate one or more policies of the Issuer applicable to letters of credit generally;
(iii)    such L/C is to be denominated in a currency other than Dollars; provided that if the ~~L/C~~ Issuer, in its discretion, issues an L/C denominated in a currency other than Dollars, all reimbursements by the Borrower of the honoring of any drawing under such L/C shall be paid in the currency in which such L/C was denominated;
(iv)    such L/C contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or
(v)    a default of any Lender’s obligations to fund obligations related to L/C’s pursuant to the Agency Agreement exists or any Lender is at such time a Defaulting Lender or Deteriorating Lender hereunder, unless the Issuer has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the Issuer’s risk with respect to such Lender.
(d)    The Borrower shall execute such documentation to apply for and support the issuance of an L/C as may be reasonably required by the Issuer.
(e)    There shall not be any recourse to, nor liability of, the Agent or any Lender on account of
(i)    Any delay by an Issuer to issue an L/C;
(ii)    Any action or inaction of an Issuer on account of or in respect to, any L/C.
(f)    The Borrower shall reimburse the Issuer for the amount of any drawing under an L/C on the same Business Day of such drawing. The Agent, without the request of the Borrower, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any honoring of any L/C and other amount for which the Borrower, the Issuer, or the Lenders become obligated on account of, or in respect to, any L/C. Such advance shall be made whether or not a Suspension Event is then extant or such advance would result in Availability~~’s~~ (Revolving Credit) being exceeded. Such action shall not constitute a waiver of the Agent’s rights under Section 2-9(b) hereof.
2-18.    Fees For L/C’s.
(a)    The Borrower shall pay to the Agent, for the ratable account of the Lenders, a fee, on account of L/C’s, the issuance of which had been procured by the Agent, quarterly in arrears, and on the Termination Date and on the End Date, equal to the following per annum percentages of the average Stated Amount of the following categories of ~~Letters of Credit~~L/Cs outstanding during the three month period then ended:

(i)    Standby L/C and any banker’s acceptances: At a per annum rate equal to the then Applicable Margin for Eurodollar Loans that are Revolving Credit Loans;
(ii)    Commercial L/C: At a per annum rate equal to fifty percent (50%) of the then Applicable Margin for Eurodollar Loans that are Revolving Credit Loans.
(iii)    After the occurrence and during the continuance of an Event of Default, effective upon written notice from the Agent, the L/C fees shall be increased by an amount equal to two percent (2%) per annum.
(b)    In addition to the fee to be paid as provided in Subsection 2-18(a), above, the Borrower shall pay to the Issuer, on demand, all issuance, processing, negotiation, amendment, and administrative fees and other amounts charged by the Issuer on account of, or in respect to, any L/C; provided, that in no event shall any fronting fees payable to Issuer be in excess of 0.125% per annum, computed, with respect to commercial L/C, on the amount of such L/C, and, with respect to standby L/Cs, on the daily amount available to be drawn on such L/C.
2-19.    Cash Collateralization of L/C’s.
With respect to all L/Cs, upon the Agent’s request after the occurrence, and during the continuance, of any Event of Default hereunder, the Borrower shall deposit in an account with the Agent, an amount in cash equal to 103% of the then Stated Amount of all outstanding L/Cs. Such deposit shall be held by the Agent as collateral for the payment and performance of the Liabilities. The Agent shall have the exclusive dominion and control over such account. Such deposits shall not bear interest. Monies in such account shall be automatically applied by the Agent to reimburse the Issuer for any honoring of any L/Cs, together with any other amounts owed to the Issuer, and after all L/Cs have been so reimbursed or otherwise expired, any remaining balance shall be applied in reduction of the Liabilities. In lieu of depositing such cash with the Agent, the Borrower may furnish the Agent with a so-called “back-to-back” letter of credit in form and substance and issued by a bank reasonably satisfactory to the Agent in its sole and absolute discretion, in an amount equal to 103% of the then Stated Amount of all outstanding L/Cs. Drawings under such “back-to-back” letters of credit shall be applied by the Agent to the Liabilities in the manner set forth above with respect to the cash collateral account. If no Event of Default then exists, the cash collateral deposited with the Agent and/or the amount of the “back-to-back” letters of credit may be reduced by an amount equal to any reduction from time to time in the Stated Amount of all outstanding L/Cs (other than on account of drawings thereunder).
2-20.    Concerning L/C’s.
(a)    None of the Issuer, the Issuer’s correspondents, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:
(i)    The performance by any beneficiary under any L/C of that beneficiary’s obligations to the Borrower.
(ii)    The form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of; any documents called for under any L/C if (with respect to the foregoing) such documents on their face appear to be in order, except to the extent that such Issuer, Issuer’s correspondents, or advising, negotiating, or paying bank has actual knowledge of any of the foregoing.

(b)    The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.
(c)    Unless otherwise agreed to, in the particular instance, the Borrower hereby authorizes any Issuer to:
(i)    Select an advising bank, if any.
(ii)    Select a paying bank, if any.
(iii)    Select a negotiating bank.
(d)    All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Borrower. The Issuer shall have discharged the Issuer’s obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). None of the Agent, the Issuer, or any Lender shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation, except for their gross negligence or willful misconduct.
(e)    The Agent’s, each Lender’s, and the Issuer’s rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.
(f)    Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Issuer and the Borrower, (i) the rules of the ISP shall apply to each standby L/C, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial L/C.
(g)    If any change in any Requirement of Law, executive order or regulation, or any directive of any administrative or governmental authority (whether or not having the force of law), or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, shall either:
(i)    impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which the Agent, any or any Issuer has an obligation to lend to fund drawings under any L/C; or
(ii)    impose on any Issuer any other condition or requirements relating to any such letters of credit;
and the result of any event referred to in Section 2-20(g)(i) or 2-20(g)(ii), above, shall be to increase the cost to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer’s reasonable allocation among that Issuer’s letter of credit customers of the aggregate of such cost increases resulting from such events), then, upon demand by the Agent and delivery by the Agent to the Borrower of a certificate of an officer of the subject Issuer describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Issuer, and the basis for determining such increased costs and their allocation, the Borrower shall immediately pay to the Agent, from time to time as specified by the Agent, such amounts as shall be sufficient to compensate such Issuer for such increased cost; provided that the Borrower shall not be obligated to make payment of such amounts which arise from transactions which occurred more than ninety (90) Business Days prior to the Agent’s furnishing notice hereunder. Any Issuer’s determination of costs incurred under Section 2-20(g)(i) or 2-20(g)(ii), above, and the allocation, if any, of such costs among the Borrower and other letter of credit customers of such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer’s certificate, shall be conclusive and binding on the Borrower, absent manifest error.
(h)    The obligations of the Borrower under this Agreement with respect to L/C’s are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:
(i)    Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto.
(ii)    Any amendment or waiver of, or consent to the departure from, any L/C.
(iii)    The existence of any claim, set‑off, defense, or other right which the Borrower may have at any time against the beneficiary of any L/C.
2-21.    Changed Circumstances.
(a)    The Agent may give the Borrower notice of the occurrence of the following:
(i)    The Agent shall have determined in good faith (which determination shall be final and conclusive) on any day on which the rate for a Eurodollar Loan would otherwise be set, that adequate and fair means do not exist for ascertaining such rate.
(ii)    The Agent shall have determined in good faith (which determination shall be final and conclusive) that:
(A)    The continuation of or conversion of any Revolving Credit Loan or FILO Loan to a Eurodollar Loan has been made impracticable or unlawful by the occurrence of a contingency that materially and adversely affects the applicable market or compliance by the Agent in good faith with any applicable Requirements of Law or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law).
(B)    The indices on which the interest rates for Eurodollar Loans are based shall no longer represent the effective cost to the Agent or any Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates.

(b)    In the event that the Agent gives the Borrower notice of an occurrence described in Section 2-21(a), then, until the Agent notifies the Borrower that the circumstances giving rise to such notice no longer apply:
(i)    The obligation of the Agent and each Lender to make Eurodollar Loans of the type affected by such changed circumstances or to permit the Borrower to select the affected interest rate as otherwise applicable to any Revolving Credit Loans or FILO Loans shall be suspended.
(ii)    Any notice which the Borrower had given the Agent with respect to any Eurodollar Loan, the time for action with respect to which has not occurred prior to the Agent’s having given notice pursuant to Section 2-21(a), shall be deemed to be a request for a Base Rate Loan.
(c)    Notwithstanding the foregoing, each Lender agrees to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different lending office if the making of such designation would allow such Lender or its lending office to continue to make Eurodollar Loans.
2-22.    Increased Costs. If there is adopted after the date hereof any requirement of law, or if there is any new interpretation or application of any law after the date hereof by any court or by any governmental or other authority or entity charged with the administration thereof, whether or not having the force of law, which:
(a)    subjects the Agent or any Lender to any Taxes or changes the basis of taxation, or increases any existing Taxes, on payments of principal, interest or other amounts payable by the Borrower to the Agent or any Lender under this Agreement (except for Taxes on the Agent or any Lender’s overall net income or capital imposed by the jurisdiction in which the Agent or such Lender’s principal or lending offices are located or in which the Agent or such Lender is organized);
(b)    imposes, modifies or deems applicable any reserve, cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of any Lender;
(c)    imposes on any Lender any other condition with respect to any Loan Document; or
(d)    imposes on any Lender a requirement to maintain or allocate capital in relation to the Liabilities;
and the result of any of the foregoing, in the Agent’s reasonable opinion, is to increase the cost to any Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by any Lender in respect of any loan, advance or financial accommodation by an amount which the Agent deems to be material, then upon the Agent’s giving written notice thereof to the Borrower (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Borrower shall forthwith pay to the Agent, for the benefit of such Lender, upon receipt of such notice, that amount which shall compensate such Lender for such additional cost or reduction in income, provided that the Borrower shall not be obligated to make payment of such amounts which arise from transactions which occurred more than ninety (90) Business Days prior to the Agent’s furnishing notice hereunder.

Notwithstanding the foregoing, each Lender agrees to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different lending office if the making of such designation would allow such Lender or its lending office to avoid the imposition of such increased costs.
2-23.    Lenders’ Commitments.
(a)    The Dollar Commitments, Commitment Percentages, and identities of the Lenders (but not the overall Commitment) may be changed, from time to time by the assignment of Dollar Commitments and Commitment Percentages with other Persons who determine to become “Lenders”, provided, however, that
(i)    Unless an Event of Default has occurred and is continuing (in which event, no consent of the Borrower is required) any assignment (other than an assignment to a then Lender, Affiliate of a Lender, or an Approved Fund of a Lender) shall be subject to the prior consent of the Borrower (not to be unreasonably withheld), which consent will be deemed given unless the Borrower provides the Agent with written objection, not more than five (5) Business Days after the Agent shall have given the Borrower written notice of a proposed assignment~~)~~.
(ii)    Any assignment shall be subject to the prior written consent of the Agent (not to be unreasonably withheld).
(iii)    Any such assignment or reallocation shall be on a pro-rata basis such that each reallocated or assigned Dollar Commitment to any Person remains the same percentage of the overall Commitment (in terms of dollars) as the reallocated Commitment Percentage is to such Person; provided that this clause (iii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans.
(iv)    No such assignment shall be in an amount less than Ten Million Dollars ($10,000,000.00), or, if less, the total Dollar Commitment of such assigning Lender.
(b)    Upon written notice given the Borrower from time to time by the Agent, of any assignment or allocation referenced in Section 2-23(a):
(i)    The Borrower shall execute one or more replacement Revolving Credit Notes or FILO Notes, as applicable, to reflect such changed Dollar Commitments, Commitment Percentages, and identities and shall deliver such replacement Revolving Credit Notes to the Agent (which promptly thereafter shall deliver to the Borrower the Revolving Credit Notes or FILO Notes, as applicable, so replaced) provided however, in the event that a Revolving Credit Note or FILO Note, as applicable, is to be exchanged following its acceleration or the entry of an order for relief under the Bankruptcy Code with respect to the Borrower, the Agent, in lieu of causing the Borrower to execute one or more new Revolving Credit Notes or FILO Notes, as applicable, may issue the Agent’s Certificate confirming the resulting Commitments and Commitment Percentages.
(ii)    Such change shall be effective from the effective date specified in such written notice and any Person added as a Lender shall have all rights and privileges of a Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which a Lender is a signatory and any person removed as a Lender shall be relieved of any obligations or responsibilities of a Lender hereunder thereafter.
(iii)    The Agent shall maintain a register identifying the Lenders from time to time.
2-24.    Increase In Commitments (Revolving Credit).
(a)    Provided no Suspension Event or Event of Default then exists or would arise therefrom, upon notice to the Agent (which shall promptly notify the Lenders), the Borrower may from time to time request an increase in the Commitment (Revolving Credit) by an amount (for all such requests) not exceeding $~~75,000,000.00~~50,000,000.00 in the aggregate; provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000.00, ~~and~~ (ii) the Borrower may make a maximum of ~~three~~two (~~3~~2) such requests, and (iii) the Agent has consented to such request, (such consent not to be unreasonably withheld). At the time of sending such notice, the Borrower (in consultation with the Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders.
(b)    Each Lender shall notify the Agent within such time period whether or not it agrees to increase its Commitment (Revolving Credit) and, if so, whether by an amount equal to, greater than, or less than its Commitment Percentage (Revolving Credit) of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment (Revolving Credit).
(c)    The Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made in this Section 2-24. To achieve the full amount of a requested increase and subject to the approval of the Agent, the Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), to the extent that the existing Lenders decline to increase their Commitments (Revolving Credit), or decline to increase their Commitments (Revolving Credit) to the amount requested by the Borrower, the Agent will use its reasonable efforts to arrange for other Person(s) to become a Lender hereunder and to issue commitments in an amount equal to the amount of the increase in the Commitment (Revolving Credit) requested by the Borrower and not accepted by the existing Lenders (each such Person issuing a commitment and becoming a Lender hereunder, an “Additional Commitment Lender”), provided, however, that without the consent of the Agent, at no time shall the Commitment (Revolving Credit) of any Additional Commitment Lender be less than $10,000,000.00.
(d)    If the Commitments (Revolving Credit) are increased in accordance with this Section 2-24, the Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) of such increase (such increase, a “Commitment Increase”). The Agent shall promptly notify the Borrower and the Lenders of the final allocation of such Commitment Increase and the Increase Effective Date and on such date (i) the Commitments (Revolving Credit) and the Loan Ceiling (Revolving Credit) under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Commitment Increases, and (ii) the grid contained in the definition of “Commitment” shall be deemed modified, without further action, to reflect the revised Commitments (Revolving Credit) and Commitment Percentages (Revolving Credit) of the Lenders.
(e)    As a condition precedent to such increase, (i) the Borrower shall deliver to the Agent a certificate of the Loan Parties dated as of the Increase Effective Date (A) certifying and attaching the resolutions, if necessary, adopted by the Loan Parties approving or consenting to such Commitment Increase, and (B) in the case of the Borrower, certifying that, before and after giving effect to such Commitment Increase, (1) the representations and warranties contained in this Agreement the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (2) to the extent such representations and warranties are qualified by materiality, in which case they are true and correct in all respects, (ii) the Borrower, the Agent, and any Additional Commitment Lender shall have executed and delivered a joinder to the Loan Documents in such form as the Agent shall reasonably require; (iii) the Borrower shall have paid such fees and other compensation to the Additional Commitment Lenders as the Agent, the Borrower and such Additional Commitment Lenders shall agree; (iv) the Borrower shall have paid such arrangement fees to the Agent as the Borrower and Agent may agree; (v) if so requested by the Agent, the Borrower shall deliver to the Agent and the Lenders an opinion or opinions, in form and substance reasonably satisfactory to the Agent, from counsel to the Borrower reasonably satisfactory to the Agent and dated such date with respect to the Loan Documents and the other documents, agreements and instruments then executed and the transactions contemplated thereby; (vi) the Borrower and the Additional Commitment Lender shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested; and (vii) no Suspension Event or Event of Default exists or would arise after giving effect to such Commitment Increase. The Borrower shall prepay any Revolving Credit Loans outstanding on the Increase Effective Date to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Commitment Percentages (Revolving Credit) arising from any nonratable increase in the Commitments (Revolving Credit) under this Section 2-24.
(f)    Any Commitment Increase contemplated by the provisions of this Section 2-24 shall, except as otherwise provided for in this Section 2-24, bear interest and be entitled to fees and other compensation on the same basis as all other Commitments (Revolving Credit).
Article 3 - Conditions Precedent:
3-1.    Generally.    As a condition to the effectiveness of this Agreement, each of the documents respectively described in Sections 3-2 through and including 3-5 (each in form and substance reasonably satisfactory to the Agent) shall have been delivered to the Agent, and the conditions respectively described in Sections 3-6 through and including 3-18, shall have been satisfied:
3-2.    Corporate Due Diligence.
(a)    A Certificate of corporate good standing issued by the Secretary of State of each State in which a Loan Party is organized.
(b)    Certificates of due qualification, in good standing, issued by the Secretary(ies) of State of each State in which the nature of a Loan Party’s business conducted or assets owned would reasonably be expected to require such qualification.
(c)    A Certificate of each Loan Party’s Secretary of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

3-3.    Opinion. An opinion of counsel to the Loan Parties in form and substance reasonably satisfactory to the Agent.
3-4.    Additional Documents. Such additional instruments and documents as the Agent or its counsel reasonably may require or request.
3-5.    Officers’ Certificates. Certificate executed by the President and the Chief Financial Officer of the Borrower, satisfactory in form and substance to the Agent, and stating the following: (i) that the representations and warranties made by the Loan Parties to the Agent and Lenders in the Loan Documents are true and complete in all material respects as of the date of such Certificate, except in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects; (ii) that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default; (iii) attesting to the Solvency of the Loan Parties as of the Effective Date after giving effect to the transactions contemplated hereby; and (iv) either (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by the Loan Parties and the validity against any such Loan Party of the Loan Documents to which it is a party, or (2) that all such consents, licenses and approvals have been obtained and are in full force and effect.
3-6.    Representations and Warranties. Each of the representations made by or on behalf of the Loan Parties in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of a Loan Party shall be true and complete in all material respects as of the date as of which such representation or warranty was made, except in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.
3-7.    Borrowing Base Certificate. The Agent shall have received a Borrowing Base Certificate dated the Effective Date, relating to the month ended on August 31, 2011, and executed by a Responsible Officer of the Borrower.
3-8.    All Fees and Expenses Paid. All fees due at or immediately after the first funding under the Revolving Credit and all costs and expenses reasonably incurred by the Agent and Arranger in connection with the establishment of the credit facility contemplated hereby (including the reasonable fees and expenses of counsel to the Agent) shall have been paid (to the extent then invoiced).
3-9.    Financial Projections. The Agent shall have received and be satisfied with (i) a detailed forecast prepared on a quarterly basis for the period commencing on the Effective Date and ending on or about January 29, 2012 which shall include an ~~Availability~~availability model, Consolidated income statement, balance sheet, and statement of cash flow, by quarter, each prepared in conformity with GAAP (but for the absence of footnotes and year-end adjustments) and consistent with the Loan Parties’ then current practices, (ii) a detailed forecast prepared on annual basis for the period from January 29, 2012 to the Maturity Date, which shall include a Consolidated income statement, balance sheet, and statement of cash flow, by year, each prepared in conformity with GAAP (but for the absence of footnotes and year-end adjustments) and consistent with the Loan Parties’ then current practices and (iii) such other information (financial or otherwise) reasonably requested by the Agent.
3-10.    Borrower’s Assets. The Agent shall have received a copy of the results of the Loan Parties’ most recent physical inventory and such results shall be reasonably satisfactory to the Agent. In addition, the Agent shall be reasonably satisfied that the inventory of each Loan Party is located at such places or is in transit to such Loan Party and is in the amounts and of the quality and value previously represented by the Borrower to the Agent and Lenders and the Agent shall have received such reports, material and other information concerning the inventory and the Loan Parties’ suppliers as shall reasonably satisfy the Agent in its sole discretion.
3-11.    Lien Search. The Agent shall have received results of searches or other evidence satisfactory to the Agent (in each case dated as of a date reasonably satisfactory to the Agent) indicating the absence of liens on the assets of the Loan Parties, except for Permitted Encumbrances and liens for which termination statements and releases reasonably satisfactory to the Agent are being tendered concurrently with the establishment of the Revolving Credit.
3-12.    Perfection of Collateral. The Agent shall have filed all such financing statements and given all such notices as may be necessary for the Agent to perfect its security interest in such of the Collateral as to which the Agent determines to perfect its security interests and to assure its first priority status (subject only to Permitted Encumbrances having priority under applicable Requirements of Law).
3-13.    Insurance. The Agent shall be reasonably satisfied with the Loan Parties’ insurance arrangements and shall have received all documentation requested in connection with such insurance including, documentation naming the Agent as “loss payee” or “additional insured”, as applicable, under each policy.
3-14.    No Suspension Event. No Suspension Event shall then exist.
3-15.    No Adverse Change. No event shall have occurred or failed to occur since April 30, 2011, which occurrence or failure reasonably would be expected to have a Material Adverse Effect.
3-16.    Execution and Delivery of Agreement. This Agreement shall have been duly executed and delivered by the parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Agent.
3-17.    Availability. After giving effect to (i) any Revolving Credit Loans made on the Effective Date, (ii) any charges made in connection with the establishment of the credit facility contemplated hereby and (iii) all L/Cs to be issued at, or immediately subsequent to, such establishment, Availability shall be not less than $125,000,000.
3-18.    Patriot Act. The Agent and the Lenders shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.
No document shall be deemed delivered to the Agent until received and accepted by the Agent at its head offices in Boston, Massachusetts. Under no circumstances will this Agreement take effect until executed and accepted by the Agent at said head office.
Article 4 - General Representations, Covenants and Warranties:
To induce the Agent and each Lender to establish the loan arrangement contemplated herein and to make loans and advances and to provide financial accommodations under the Revolving Credit and the FILO Facility (each of which loans shall be deemed to have been made in reliance thereupon), the Borrower, in addition to all other representations, warranties, and covenants made by the Borrower in any other Loan Document, makes those representations, warranties, and covenants included in this Agreement.

4-1.    Payment and Performance of Liabilities. The Borrower shall pay each Liability when due (or when demanded if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.
4-2.    Due Organization ‑ Corporate Authorization ‑ No Conflicts.
(a)    Each Loan Party presently is and shall hereafter remain in good standing in its State of organization and each is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of the Loan Parties’ assets or operation of the Loan Parties’ business, such qualification is necessary, except where the failure to so qualify would not have a Material Adverse Effect.
(b)    Each Related Entity as of the ~~date hereof~~First Amendment Effective Date is listed on EXHIBIT 4-2, annexed hereto. Each Subsidiary is and shall hereafter remain in good standing in the State in which incorporated and is and shall hereafter remain duly qualified in which other State in which, by reason of that entity’s assets or the operation of such entity’s business, such qualification may be necessary, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect. The Borrower shall provide the Agent with prior written notice of any entity’s becoming or ceasing to be a Related Entity.
(c)    No Loan Party shall change its State of incorporation or its taxpayer identification number without the prior consent of the Agent.
(d)    Each Loan Party has all requisite corporate power and authority to execute and deliver all Loan Documents to which such Loan Party is a party and has and will hereafter retain all requisite corporate power to perform all Liabilities.
(e)    The execution and delivery by the Loan Parties of each Loan Document to which it is a party; the Loan Parties’ consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of security interests by the Loan Parties as contemplated hereby); each Loan Party’s performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof:
(i)    Have been duly authorized by all necessary corporate action.
(ii)    Do not, and will not, contravene in any material respect any provision of any (A) Requirement of Law, (B) Material Indebtedness, or (C) the organizational documents of such Loan Party.
(iii)    Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of a Loan Party pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.
(f)    The Loan Documents have been duly executed and delivered by each Loan Party and are the legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors generally and except as the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

4-3.    Trade Names.
(a)    EXHIBIT 4-3, annexed hereto, is a listing of:
(i)    All names under which the Loan Parties conducted their business within the past five (5) years.
(ii)    All entities and/or persons with whom the Loan Parties consolidated or merged within the past five (5) years, or from whom the Loan Parties, within the past five (5) years, acquired in a single transaction or in a series of related transactions substantially all of such entity’s or person’s assets.
(b)    No Loan Party will change its name or conduct its business under any name not listed on EXHIBIT 4-3 except (i) upon not less than twenty‑one (21) days prior written notice (with reasonable particularity) to the Agent and (ii) in compliance with all other provisions of this Agreement.
4-4.    Intellectual Property.
(a)    EXHIBIT 4-4, annexed hereto, is a listing of (i) all Patents and Trademarks that have been registered by the Loan Parties in the United States Patent and Trademark Office or any similar governmental authority in the United States (including, without limitation, in any state or other political subdivision thereof), (ii) all Copyrights that have been registered by the Loan Parties in the United States Copyright Office or any similar governmental authority in the United States (including, without limitation, in any state or other political subdivision thereof), and (iii) all Licenses to which any Loan Party is a party (whether as licensor or licensee), in each case as of the First Amendment Effective Date. Each Loan Party owns and possesses, or has the right to use ~~(and will hereafter own, possess, or have such right to use) all patents~~, all Patents, industrial designs, ~~trademarks, trade names,~~Trademarks, trade styles, brand names, service marks, logos, ~~copyrights~~Copyrights, trade secrets, know-how, confidential information, and other ~~intellectual~~Intellectual Property or proprietary property of any third Person necessary for the Loan Parties’ conduct of their respective business.
(b)    The conduct by the Loan Parties of their respective business does not presently infringe in any manner which could reasonably be expected to have a Material Adverse Effect (nor will the Loan Parties conduct their businesses in the future so as to infringe in any manner which could reasonably be expected to have a Material Adverse Effect) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person.
4-5.    Locations.
(a)    The Collateral, and the books, records, and papers of Loan Parties pertaining thereto, are kept and maintained solely at, or in transit to and from, the Loan Parties’ chief executive offices at
(i)    112 West 34th Street, New York, New York 10120

(ii)    ~~201 Willowbrook Blvd., Wayne~~125 Chubb Avenue, Lyndhurst, New Jersey ~~07470~~07071
(iii)    those locations which are listed on EXHIBIT 4-5 annexed hereto, as such EXHIBIT may be amended from time to time, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that a Loan Party owns the subject location) and of all service bureaus with which any such records are maintained.
(b)    No Loan Party shall remove any of the Collateral from said chief executive office or those locations listed on EXHIBIT 4-5 except:
(i)    to accomplish sales of Inventory in the ordinary course of business; or
(ii)    to move Inventory, Equipment and other assets from one such location to another such location; or
(iii)    to utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles).
(iv)    to accomplish other dispositions permitted pursuant to Section 4-12(d) hereof.
(v)    otherwise upon thirty (30) days prior written notice to the Agent.
(c)    Except (i) with respect to Inventory delivered to a processor for finishing, (ii) with respect to Inventory in transit, and (iii) as otherwise disclosed pursuant to, or permitted by, this Section 4-5, no tangible personal property of a Loan Party is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment.
4-6.    Title to Assets.
(a)    Each of the Loan Parties is, and shall hereafter remain, the owner of, or holder of subsisting license or leasehold rights in and to, the Collateral free and clear of all Encumbrances with the exceptions of the following (the “Permitted Encumbrances”):
(i)    Encumbrances in favor of the Agent.
(ii)    Those Encumbrances (if any) listed on EXHIBIT 4-6, annexed hereto.
(iii)    Purchase money security interests in Equipment to secure Indebtedness otherwise permitted hereby.
(iv)    Encumbrances for Taxes, governmental assessments or charges in the nature of Taxes not yet due or which are being contested in good faith by appropriate proceedings as to which adequate reserves are maintained on the books of the Loan Parties in accordance with GAAP.

(v)    Encumbrances in respect of property or assets of the Loan Parties imposed by law, which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, customs broker’s, materialmen’s, repairmen’s, and mechanics’ liens and other similar Encumbrances, in each case in respect of obligations not overdue for a period of more than thirty (30) days or which are being contested in good faith by appropriate proceedings.
(vi)    Utility deposits and pledges or deposits in connection with worker’s compensation, unemployment insurance and other social security legislation.
(vii)    Encumbrances arising under Capital Leases.
(viii)    Encumbrances resulting from the sale, transfer and assignment of retail Accounts to credit card processors.
(ix)    Deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, all to the extent such obligations are otherwise permitted hereunder.
(x)    Encumbrances on Equipment of a Person which becomes a Subsidiary after the date hereof pursuant to, and Equipment acquired in connection with, a Permitted Acquisition, provided that (A) such Encumbrances existed at the time such Person became a Subsidiary or such Equipment was acquired and were not created in anticipation of the acquisition, and (B) any such Encumbrance does not cover any other assets of such Person after it became a Subsidiary or any other assets of the Loan Parties after such Equipment was acquired, and (C) such Encumbrance does not secure any Indebtedness other than Indebtedness existing immediately prior to the time such Person became a Subsidiary or the time of such acquisition.
(xi)    Encumbrances consisting of the right of setoff of a customary nature or bankers’ liens on amounts on deposit incurred in the ordinary course of business.
(xii)    Encumbrances on goods in favor of customs and revenue authorities which secure the payment of customs duties in connection with the importation of such goods, which obligations are not overdue.
(xiii)    Encumbrances constituting precautionary filings by lessors and bailees with respect to assets which are leased or entrusted to a Loan Party but in which assets such Loan Party has mere possessory rights.
(xiv)    Encumbrances arising from judgments which do not result in an Event of Default under Section 10-11 hereof.
(xv)    Encumbrances (i) arising by reason of zoning restrictions, easements, licenses, reservations, restrictions, covenants, rights-of-way, encroachments, minor defects or irregularities in title (including leasehold title) and other similar encumbrances on the use of real property or (ii) consisting of leases, licenses or subleases granted by a lessor, licensor or sublessor on its real property (in each case other than Capital Leases) that, for each of the Liens in clauses (i) and (ii) above, do not, in the aggregate, materially (x) impair the value or marketability of such real property or (y) interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property.
(xvi)    Landlords’ statutory Encumbrances in respect of rent not in default.
(xvii)    Encumbrances of a collection bank on items in the course of collection arising under Section 4-208 of the UCC as in effect in the State of New York or any similar section under any applicable UCC or any similar Requirement of Law of any foreign jurisdiction.
(xviii)    Encumbrances on Intellectual Property of the Loan Parties to the extent securing Indebtedness permitted pursuant to Section 4-7; provided that such Encumbrances (A) do not cover any other assets of the Loan Parties (other than the proceeds and products of such Intellectual Property), and (B) shall be junior and subordinate to the Encumbrances securing the Liabilities and the holder of such Indebtedness shall have entered into an intercreditor and subordination agreement with the Agent on terms reasonably acceptable to the Agent.
provided, however, in all such cases, no Encumbrance shall be considered a ‘Permitted Encumbrance’ to the extent such Encumbrance covers any assets not constituting Collateral unless and until, if requested by the Agent, the Loan Parties shall have used commercially reasonable efforts to cause the holder of such Encumbrance to deliver to the Agent a use and/or access agreement with respect to such assets, which shall be in form and substance reasonably acceptable to the Agent.
(b)    No Loan Party has or shall have possession of any property on consignment.
(c)    No Loan Party shall acquire or obtain the right to use any Equipment, the acquisition or right to use of which Equipment is otherwise permitted by this Agreement, in which Equipment any third party has an interest, except for:
(i)    Equipment which is merely incidental to the conduct of a Loan Party’s business.
(ii)    Equipment, the acquisition or right to use of which has been consented to by the Agent, which consent may be conditioned upon the Agent’s receipt of such agreement with the third party which has an interest in such Equipment as is satisfactory to the Agent.
(iii)    Equipment, the acquisition of which is permitted pursuant to Section 4-7(c) hereof or which is the subject of an operating lease (but not Capital Leases).
4-7.    Indebtedness. No Loan Party has or shall hereafter have any Indebtedness with the exceptions of:
(a)    The Liabilities.
(b)    The Indebtedness (if any) listed on EXHIBIT 4-7, annexed hereto.
(c)    Capital Lease obligations and purchase money Indebtedness not to exceed the aggregate principal amount outstanding in excess of $25,000,000.00, and extensions, renewals and refinancings thereof on terms no less favorable in any material respect to the Loan Parties than the Indebtedness or Capital Lease being refinanced.

(d)    Subordinated Indebtedness.
(e)    Other Indebtedness not to exceed $50,000,000.00 outstanding at any time.
4-8.    Insurance Policies.
(a)    EXHIBIT 4-8, annexed hereto, is a schedule of all material insurance policies owned by the Loan Parties or under which the Loan Parties are the named insured as of the ~~date hereof~~First Amendment Effective Date. Each of such policies is in full force and effect. None of the issuers (to the Borrower’s knowledge) of any such policy, have provided notice that the Loan Parties are in default or violation of any such policy.
(b)    The Loan Parties shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as may be reasonably satisfactory to the Agent. The coverage reflected on EXHIBIT 4-8 presently satisfies the foregoing requirements, it being recognized by the Loan Parties, however, that such requirements may change hereafter to reflect changing circumstances. All insurance carried by the Loan Parties shall provide for a minimum of fourteen (14) days’ written notice of cancellation to the Agent and all such insurance which covers the Collateral shall include an endorsement in favor of the Agent, as lender’s loss payee and additional insured, which endorsement shall provide that the insurance, to the extent of the Agent’s interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of the Loan Parties or by the failure of the Loan Parties to comply with any warranty or condition of the policy. In the event of the failure by the Loan Parties to maintain insurance as required herein, the Agent, at its option, may obtain such insurance, provided, however, the Agent’s obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Loan Parties’ failure to have maintained such insurance. The Loan Parties shall furnish to the Agent certificates or other evidence satisfactory to the Agent regarding compliance by the Loan Parties with the foregoing insurance provisions.
(c)    After the occurrence, and during the continuance, of an Event of Default, the Loan Parties shall each advise the Agent of each claim made by a Loan Party under any policy of insurance which covers the Collateral and will permit the Agent, at the Agent’s option in each instance, to the exclusion of the Loan Parties, to conduct the adjustment of each such claim. The Loan Parties each hereby appoint the Agent as such Loan Party’s attorney in fact, exercisable after the occurrence, and during the continuance, of an Event of Default, to obtain, adjust, settle, and cancel any insurance described in this section and to endorse in favor of the Agent any and all drafts and other instruments with respect to such insurance. This appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Agent. The Agent shall not be liable on account of any exercise pursuant to said power except for any exercise in actual willful misconduct and bad faith. The Agent may apply any proceeds of such insurance against the Liabilities, whether or not such have matured, in such order of application as the Agent may determine.
4-9.    Licenses. Each material license, distributorship, franchise, and similar agreement issued to, or to which a Loan Party is a party is in full force and effect. To the Borrower’s knowledge, no party to any such license or agreement is in default or violation thereof. No Loan Party has received any notice or threat of cancellation of any such license or agreement.

4-10.    Leases. EXHIBIT 4-10, annexed hereto, is a schedule of all presently effective Capital Leases (other than Capital Leases the total obligations under which do not aggregate more than $100,000.00). EXHIBIT 4-5 includes a list of all other presently effective Leases. Each of such Leases and Capital Leases presently is in full force and effect. As of the ~~date hereof~~First Amendment Effective Date, no party to any such Lease or Capital Lease is in default or violation in any material respect of any such Lease or Capital Lease and no Loan Party has received any notice or threat of cancellation of any such Lease or Capital Lease. Each Loan Party hereby authorizes the Agent at any time and from time to time after the occurrence, and during the continuance, of an Event of Default to contact any of the Loan Party’s landlords in order to confirm the Loan Party’s continued compliance with the terms and conditions of the Lease(s) between such Loan Party and that landlord and to discuss such issues, concerning the Loan Party’s occupancy under such Lease(s), as the Agent may determine.
4-11.    Requirements of Law. Each Loan Party is in compliance with, and shall hereafter comply with and use its respective assets in compliance with, all Requirements of Law, except to the extent that such non-compliance would not reasonably be expected to have a Material Adverse Effect. No Loan Party has received any notice of any material violation of any Requirement of Law, which violation has not been cured or otherwise remedied.
4-12.    Maintain Properties. The Loan Parties each shall:
(a)    Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted).
(b)    Not suffer or cause the waste or destruction of any material part of the Collateral.
(c)    Not use any of the Collateral in violation of any policy of insurance thereon.
(d)    Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:
(i)    The sale of Inventory in compliance with this Agreement.
(ii)    ~~as~~As long as no Event of Default exists or would arise as a result thereof, the disposal of Equipment which is obsolete, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of the Loan Parties.
(iii)    The surrender, disposition, or expiration of Collateral (such as ~~trademarks and copyrights~~Trademarks and Copyrights, but excluding Eligible Trade Names) no longer used or useful for the conduct of the Loan Parties’ businesses in the ordinary course.
(iv)    The turning over to the Agent of all Receipts as provided herein.
(v)    The transfer, sale and assignment of retail Accounts to credit card processors.

4-13.    Pay Taxes/Tax Shelter Regulations.
(a)    Except as disclosed on EXHIBIT 4-13, (i) all tax returns (federal, state, local or foreign) that relate to or include any Loan Party and that are due on or before the ~~date hereof~~First Amendment Effective Date, taking into account any extensions for the filing thereof, have been or will be prepared and timely filed in accordance in all material respects with applicable Requirements of Law, (ii) all such tax returns are or will be correct and complete insofar as they relate to the Loan Parties, and (iii) all Taxes (federal, state, local or foreign) for which a Loan Party may be liable that are due (whether or not shown on any tax return) have been or will be paid in full.
(b)    Each Loan Party has, and hereafter shall: pay, as they become due and payable, all Taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against such Loan Party, or the Collateral by any person or entity whose claim could result in an Encumbrance upon any asset of any Loan Party or by any governmental authority, except to the extent such Taxes are being contested by a Loan Party in good faith, and adequate reserves are being maintained therefor on Loan Parties books in accordance with GAAP; properly exercise any trust responsibilities imposed upon a Loan Party by reason of withholding from employees’ pay or by reason of a Loan Party’s receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by the Loan Parties; and timely file all Tax and other returns and other reports with each governmental authority to whom a Loan Party is obligated to so file, in each case, taking into account any applicable extension periods.
(c)    At its option, after the occurrence, and during the continuance, of a Suspension Event, the Agent may, but shall not be obligated to, pay any Taxes, unemployment contributions, and any and all other charges levied or assessed upon a Loan Party, or the Collateral by any person or entity or governmental authority, and make any contributions or other payments on account of a Loan Party’s Employee Benefit Plan as the Agent, in the Agent’s discretion, may deem necessary or desirable, to protect, maintain, preserve, collect, or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto, provided, however, the Agent’s making of any such payment shall not constitute a cure or waiver of any Event of Default occasioned by a Loan Party’s failure to have made such payment.
(d)    The Borrower does not intend to treat the Revolving Credit, the FILO Facility and the L/Cs and the transactions related thereto as being “reportable transactions” (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof. If the Borrower so notifies the Agent, the Borrower acknowledges that the Agent may treat the Revolving Credit, the FILO Facility and/or its interest in the L/Cs as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and the Agent, will maintain the lists and other records required by such Treasury Regulation.
(e)    Any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Loan Parties shall be required under Requirements of Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4-14) the Agent, Lenders or Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Loan Parties shall make such deductions and (iii) the Loan Parties shall timely pay the full amount deducted to the relevant applicable governmental authority in accordance with Requirements of Law.
(f)    The Loan Parties shall indemnify the Agent, each Lender and the Issuer, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 4-13) paid by such Agent, such Lender or the Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuer (with a copy to the Agent), or by the Agent on its own behalf or on behalf of the Agent, a Lender or the Issuer, shall be conclusive absent manifest error.
(g)    As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Loan Parties to a governmental authority, the Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such governmental authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.
(h)    Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Loan Party is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by Requirements of Law or reasonably requested by the Borrower or the Agent, such properly completed and executed documentation prescribed by Requirements of Law as will permit such payments to be made without withholding or at a reduced rate of withholding. Such delivery shall be provided on the Effective Date and on or before such documentation expires or becomes obsolete or after the occurrence of an event requiring a change in the documentation most recently delivered. In addition, any Lender, if requested by the Borrower or the Agent, shall deliver such other documentation prescribed by Requirements of Law or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.
Without limiting the generality of the foregoing, in the event that any Loan Party is resident for tax purposes in the United States, any Foreign Lender shall deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:
(1)     duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,
(2)     duly completed copies of Internal Revenue Service Form W-8ECI,
(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrowers within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or

(4)    any other form prescribed by Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by Law to permit the Borrower to determine the withholding or deduction required to be made.
(i)    If the Agent, any Lender or the Issuer determines, in its sole discretion, that it has received a refund of any taxes or Other Taxes as to which it has been indemnified by the Loan Parties or with respect to which the Loan Parties have paid additional amounts pursuant to this Section 4-13, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Loan Parties under this Section 4-13 with respect to the taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent, such Lender or the Issuer, as the case may be, and without interest (other than any interest paid by the relevant governmental authority with respect to such refund), provided that the Loan Parties, upon the request of such Agent, such Lender or the Issuer, agree to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant governmental authority) to such Agent, such Lender or the Issuer in the event that such Agent, such Lender or the Issuer is required to repay such refund to such governmental authority. This subsection shall not be construed to require the Agent, any Lender or the Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Loan Parties or any other Person.
4-14.    No Margin Stock. No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U, T, and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.
4-15.    ERISA. From and after the date hereof, none of the Loan Parties nor any ERISA Affiliate shall, in any manner which could reasonably be expected to have a Material Adverse Effect:
(a)    Fail to comply in all material respects with any Employee Benefit Plan.
(b)    Fail timely to file all reports and filings required by ERISA to be filed by a Loan Party.
(c)    Engage in any non-exempt “prohibited transactions” (as described in ERISA).
(d)    Engage in, or commit, any act such that a tax or penalty could be imposed upon the Loan Parties on account thereof pursuant to ERISA.
(e)    Accumulate any material funding deficiency within the meaning of Section 302 of ERISA.
(f)    Terminate any Employee Benefit Plan such that a lien could be asserted against any assets of the Loan Parties on account thereof pursuant to ERISA.
(g)    Be a member of, contribute to, or have any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

4-16.    Hazardous Materials.
(a)    Other than matters that could not reasonably be expected to have a Material Adverse Effect, no Loan Party has ever:
(i)    Been legally responsible for any release or threat of release of any Hazardous Material.
(ii)    Received notification of any release or threat of release of any Hazardous Material from any site or vessel occupied or operated by a Loan Party and/or of the incurrence of any expense or loss in connection with the assessment, containment, or removal of any release or threat of release of any Hazardous Material from any such site or vessel.
(b)    The Loan Parties each shall:
(i)    Dispose of any Hazardous Material only in compliance with all Environmental Laws, except for dispositions which could not reasonably be expected to have a Material Adverse Effect.
(ii)    Not store on any site or vessel occupied or operated by a Loan Party and not transport or arrange for the transport of any Hazardous Material, except if such storage or transport is in the ordinary course of the Loan Parties’ business and is in compliance with all Environmental Laws or could not reasonably be expected to have a Material Adverse Effect.
(c)    The Loan Parties shall provide the Agent with written notice upon such Loan Party obtaining knowledge of any incurrence of any expense or loss by any governmental authority or other Person in connection with the assessment, containment, or removal of any Hazardous Material, for which expense or loss a Loan Party may be liable, other than expense or loss that could not reasonably be expected to have a Material Adverse Effect.
4-17.    Litigation. Except as described in EXHIBIT 4-17, annexed hereto, there is not presently pending or threatened by or against the Loan Parties any suit, action, proceeding, or investigation which, if determined adversely to the Loan Parties, would have a material adverse effect upon the Loan Parties’ financial condition or ability to conduct its business as such business is presently conducted or is contemplated to be conducted in the foreseeable future.
4-18.    Investments. No Loan Party shall:
(a)    Intentionally Omitted.
(b)    Intentionally Omitted.
(c)    Intentionally Omitted.
(d)    Merge or consolidate or be merged or consolidated with or into any other corporation or other entity, other than (i) the merger of any of the Borrower’s Subsidiaries with and into the Borrower, and (ii) in connection with any Permitted Acquisitions.

(e)    Consolidate any of a Loan Party’s operations with those of any other corporation or other entity, except in connection with any Permitted Acquisition.
(f)    Organize or create any Subsidiary, other than in connection with a Permitted Acquisition and only if (i) such Subsidiary guarantees the repayment of the Liabilities and (ii) such Subsidiary grants the Agent a first priority Encumbrance (subject to Permitted Encumbrances having priority under applicable Requirements of Law) on all of its assets, all of the foregoing satisfactory in form and substance to the Agent.
(g)    Subordinate any debts or obligations owed to a Loan Party by any third party to any other debts owed by such third party to any other Person.
(h)    Acquire any assets other than (i) Permitted Acquisitions, (ii) by the making of Capital Expenditures to the extent permitted hereunder, (iii) in the ordinary course and conduct of the Loan Parties business permitted under Section 4-21 hereof, and (iv) Investments in joint ventures not to exceed $10,000,000.00 in the aggregate at any time; provided however Investments in joint ventures may exceed $10,000,000.00 in the aggregate at any time so long as at the time such Investment that would exceed the $10,000,000.00 cap is made, the Payment Conditions have been satisfied.
4-19.    Loans. No Loan Party shall make any loans or advances to, nor acquire the Indebtedness of, any Person, provided, however, the foregoing does not prohibit any of the following:
(a)    Advance payments made to the Loan Parties’ suppliers in the ordinary course.
(b)    Advances to a Loan Party’s officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of such Loan Party in the ordinary course of business, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by such Loan Party.
(c)    Advances on account of sales of Inventory in the ordinary course of business made on credit and all Accounts arising therefrom.
(d)    Provided that the Liquidity Requirement has been satisfied, loans and/or Investment in or to Aeropostale Puerto Rico, Inc. and Aeropostale Canada.
(e)    Loans and/or Investments by one Loan Party to another in the ordinary course of business.
4-20.    Protection of Assets. The Agent, in the Agent’s reasonable discretion, and from time to time, may discharge any tax or Encumbrance on any of the Collateral, or take any other action that the Agent may deem necessary to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Agent had acted in actual bad faith or in a grossly negligent manner. The Borrower shall pay to the Agent, on demand, or the Agent, in its reasonable discretion, may add to the Loan Account, all amounts paid or incurred by the Agent pursuant to this section. The obligation of the Borrower to pay such amounts is a Liability.

4-21.    Line of Business. No Loan Party shall engage in any business other than the business in which it is currently engaged (which is agreed to be the design, sourcing, marketing, distribution and sale of apparel products and accessories and the licensing of trade names, trademarks and intellectual property to third Persons in connection with the foregoing), any business reasonably related thereto or any business or activity that is reasonably similar or complementary thereto or a reasonable extension, development or expansion thereof or ancillary thereto.
4-22.    Affiliate Transactions. No Loan Party shall make any payment, nor give any value to any Related Entity except for goods and services actually purchased by such Loan Party from, or sold by such Loan Party to, such Related Entity for a price and on terms which shall not be less favorable to the Loan Party from those which would have been charged in an arms-length transaction, except:
(a)     until the occurrence, and during the continuance, of an Event of Default, the Loan Parties may (a) pay management fees at the times and in the amounts, and (b) may maintain and make payments with respect to those transactions, in each case as set forth in EXHIBIT 4-22 hereof;
(b)    transactions in the ordinary course of business among the Loan Parties;
(c)    provided that the Liquidity Requirement has been satisfied, loans to, payments to, or Investments in Aeropostale Puerto Rico, Inc. and Aeropostale Canada.
4-23.    Additional Assurances.
(a)    Except as set forth on EXHIBIT 4-23, no Loan Party is the owner of, nor has it any interest in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article 3) will not be subject to a perfected security or other collateral interest in favor of the Agent (subject only to Permitted Encumbrances) to secure the Liabilities.
(b)    Except as set forth on EXHIBIT 4-23, no Loan Parties will hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected security or other collateral interest in favor of the Agent to secure the Liabilities (subject only to Permitted Encumbrances).
(c)    The Loan Parties shall each execute and deliver to the Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Agent may reasonably request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Agent’s security interests in the Collateral; and to comply in all material respects with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral. The Loan Parties shall each execute all such instruments as may be reasonably required by the Agent with respect to the recordation and/or perfection of the security interests created herein.
(d)    Each Loan Party hereby designates the Agent as and for such Loan Party’s true and lawful attorney, with full power of substitution, to sign and file any financing statements in order to perfect or protect the Agent’s security and other collateral interests in the Collateral.
(e)    To the full extent permitted by applicable Requirements of Law, a carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 4-23 shall be sufficient for filing to perfect the security interests granted herein.

4-24.    Adequacy of Disclosure.
(a)    All financial statements for periods after the Effective Date which are furnished to the Agent by the Loan Parties shall be prepared in accordance with GAAP consistently applied and present fairly, in all material respects, the condition of the Loan Parties at the date(s) thereof and the results of operations and cash flows for the period(s) covered.
(b)    Intentionally Omitted
(c)    As of the First Amendment Effective Date, no Loan Party has any contingent obligations or obligation under any Lease or Capital Lease which is not noted in the Loan Party’s financial statements furnished to the Agent prior to the execution of this Agreement.
(d)    No document, instrument, agreement, or paper now or hereafter given the Agent by or on behalf of a Loan Party in connection with the execution of this Agreement by the Agent contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading. There is no fact known to a Loan Party which has, or which, in the foreseeable future would reasonably be expected to have, a material adverse effect on the financial condition of the Loan Parties which has not been disclosed in writing to the Agent.
4-25.    Investments. As long as no Cash Dominion Event exists, the Loan Parties may make investments consisting of Cash Equivalents maintained at such bank(s) as the Borrower may select.
4-26.    Prepayments of Indebtedness.
No Loan Party will make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:
(a)    as long as no Event of Default has occurred and is continuing or would result therefrom, mandatory payments and prepayments of interest and principal as and when due in respect of any Indebtedness permitted hereunder, excluding any Subordinated Indebtedness;
(b)     payments on account of Subordinated Indebtedness to the extent permitted under any subordination agreement or provisions governing such Indebtedness;
(c)    voluntary prepayments of Indebtedness permitted hereunder (other than Subordinated Indebtedness) as long as the Payment Conditions are satisfied; and
(d)    refinancings of Indebtedness to the extent permitted under this Agreement.
4-27.    Other Covenants. No Loan Party shall indirectly do or cause to be done any act which, if done directly by a Loan Party, would breach any covenant contained in this Agreement.

4-28.    Labor Matters. There are no strikes, lockouts, slowdowns or other material labor disputes against any Loan Party pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties comply with the Fair Labor Standards Act and any other applicable federal, state, local or foreign Law dealing with such matters except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect. No Loan Party has incurred any liability or obligation under the Worker Adjustment and Retraining Act or similar state Law. All payments due from any Loan Party, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or properly accrued in accordance with GAAP as a liability on the books of such Loan Party. Except as set forth on Schedule 4-28 or as filed with the SEC, no Loan Party is a party to or bound by any collective bargaining agreement, management agreement, employment agreement, bonus, restricted stock, stock option, or stock appreciation plan or agreement or any similar plan, agreement or arrangement. There are no representation proceedings pending or, to any Loan Party’s knowledge, threatened to be filed with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party has made a pending demand for recognition. There are no complaints, unfair labor practice charges, grievances, arbitrations, unfair employment practices charges or any other claims or complaints against any Loan Party pending or, to the knowledge of any Loan Party, threatened to be filed with any governmental authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any employee of any Loan Party which could reasonably be expected to have a Material Adverse Effect. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party is bound.
4-29.    Restricted Payments.
Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that each of the following shall be permitted so long as no Suspension Event or Event of Default shall have occurred and be continuing prior, or immediately after giving effect, to the following, or would result therefrom:
(a)    each Subsidiary of a Loan Party may make Restricted Payments to any Loan Party;

(b)    the Loan Parties and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common equity interests of such Person; and,

(c)    if the Payment Conditions are satisfied, the Loan Parties and each Subsidiary may purchase, redeem or otherwise acquire equity interests issued by it, and the Borrower may declare or pay cash dividends to its stockholder.

4-30.    Solvency. After giving effect to the transactions contemplated by this Agreement, and before and after giving effect to each Revolving Credit Loan, FILO Loan and issuance of an L/C, the Loan Parties, on a Consolidated basis, are Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.
4-31.    Material Contracts.

(a)    ~~Schedule~~EXHIBIT 4-31 sets forth all Material Contracts to which any Loan Party is a party or is bound as of the First Amendment Effective Date. The Loan Parties have delivered true, correct and complete copies of such Material Contracts to the Agent on or before the First Amendment Effective Date. The Loan Parties are not in breach or in default in any material respect of or under any Material Contract and have not received any notice of the intention of any other party thereto to terminate any Material Contract.
(b)    From and after the Effective Date, the Loan Parties agree they shall each perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, (b) maintain each such Material Contract in full force and effect except to the extent such Material Contract is no longer used or useful in the conduct of the business of the Loan Parties in the ordinary course of business, consistent with past practices, (c) enforce each such Material Contract in accordance with its terms, and, (d) upon request of the Agent, make such demands and requests for information and reports or for action from any other party to each such Material Contract as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and (e) cause each of its Subsidiaries to do the foregoing except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.
4-32.    Customer Relations. There exists no actual or, to the knowledge of any Loan Party, threatened, termination or cancellation of, or any material adverse modification or change in the business relationship of any Loan Party with any supplier material to its operations.
4-33.    Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (a) the perfection or maintenance of the liens created hereunder or under any other Loan Document (including the first priority nature thereof) or (b) such as have been obtained or made and are in full force and effect.
4-34.    Amendment of Material Documents. The Loan Parties shall not amend, modify or waive any of a Loan Party’s rights under (a) its organization documents in a manner materially adverse to the Agent, Issuer, or any Lender, or (b) any Material Contract or Material Indebtedness (other than on account of any refinancings permitted pursuant to this Agreement), in each case to the extent that such amendment, modification or waiver would result in a Suspension Event or Event of Default under any of the Loan Documents, would be materially adverse to the Agent, Issuer, or any Lender, or otherwise would be reasonably likely to have a Material Adverse Effect.
4-35.    Use of Proceeds.
4-36.    Compliance with Leases. Except as otherwise expressly permitted hereunder, (a) make all payments and otherwise perform all obligations in respect of all Leases to which any Loan Party or any of its Subsidiaries is a party, keep such Leases in full force and effect (b) not allow such Leases to lapse or be terminated or any rights to renew such Leases to be forfeited or cancelled except in the ordinary course of business, consistent with past practices, (c) notify the Agent of any default by any party with respect to such Leases and cooperate with the Agent in all respects to cure any such default, and (d) cause each of its Subsidiaries to do the foregoing, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

Article 5 - Financial Reporting and Performance Covenants:
5-1.    Maintain Records. The Borrower shall, and shall cause each Guarantor to:
(a)    At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Loan Parties’ transactions, all in accordance with GAAP, applied consistently with all prior periods, to fairly reflect, in all material respects, the financial condition of the Loan Parties at the close of, and its results of operations for, the periods in question.
(b)    Timely provide the Agent with those financial reports, statements, and schedules required by this Article 5 or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP (but for the absence of footnotes and year-end adjustments), applied consistently with all prior periods, to fairly reflect, in all material respects, the financial condition of the Loan Parties at the close of, and their results of operations for, the period(s) covered therein.
(c)    At all times, keep accurate (in all material respects) and current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its respective Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.
(d)    At all times, retain Deloitte & Touche LLP, or such other independent certified public accountants who are reasonably satisfactory to the Lender and instruct such accountants to fully cooperate with, and be available to, the Agent to discuss a Loan Party’s financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Agent. Agent shall give the Borrower an opportunity to participate in any discussions Agent has with Borrower’s certified public accountant pursuant to this Section 5-1.
5-2.    Access to Records.
(a)    The Borrower shall, and shall cause each Guarantor to, afford the Agent and the Agent’s representatives with access from time to time, during normal business hours and, unless an Event of Default exists, upon reasonable notice, as the Agent and such representatives may require to all properties owned by or over which a Loan Party has control. The Agent and the Agent’s representatives shall have the right, and the Borrower will, and will cause each Guarantor to, permit the Agent and such representatives from time to time as the Agent and such representatives may request, during normal business hours and, unless an Event of Default exists, upon reasonable notice, to examine, inspect, copy, and make extracts from any and all of the Loan Parties’ books, records, electronically stored data, papers, and files pertaining to its business operations, financial information or the Collateral. The Borrower shall, and shall cause the Guarantor to, make copying facilities reasonably available to the Agent.
(b)    The Borrower for itself, and as the sole shareholder or member, as applicable, of each Guarantor, hereby authorizes the Agent and the Agent’s representatives to:

(i)    Inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to the Loan Parties, whether in the possession of a Loan Party or in the possession of any service bureau, contractor, accountant, or other person, (and the Loan Parties each directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Agent and the Agent’s representatives with respect thereto), provided that, except as set forth in Section 5-10 hereof, such inspections and reviews shall not be undertaken by the Agent as long as no Event of Default then exists and is continuing.
(ii)    Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with each Loan Party’s computer billing companies, collection agencies, and accountants and to sign the name of the Loan Party on any notice to such Loan Party’s Account Debtors or verification of the Collateral, provided that, as long as no Event of Default exists and is continuing, the form and content of any such verification letters shall be subject to the prior approval of the Borrower (whose consent shall not be unreasonably withheld or delayed).
5-3.    Prompt Notice to Agent.
(a)    The Borrower shall, and shall cause each Guarantor to, provide the Agent with written notice promptly upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given:
(i)    Any change in a Loan Party’s executive officers.
(ii)    The completion of any physical count of a Loan Party’s Inventory (together with a copy of the certified results thereof).
(iii)    Any ceasing of any Loan Party making of payment, in the ordinary course, to a material portion (in amount or number) of its creditors.
(iv)    Any failure by a Loan Party to pay rent at any of the locations, which failure continues for more than twenty (20) Business Days following the day on which such rent first came due, except for Leases for such locations which have been terminated or abandoned by a Loan Party and except for amounts subject to a good faith dispute.
(v)    Any material change in the business, operations, or financial affairs of a Loan Party.
(vi)    The occurrence of any Suspension Event that has not been cured by the Loan Parties or waived by the Agent.
(vii)    Any decision on the part of a Loan Party to discharge a Loan Party’s present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, see Subsection 5-1(d)).

(viii)    Any litigation which, if determined adversely to a Loan Party, would reasonably be expected to have a material adverse effect on the financial condition of such Loan Party.
(ix)    The acquisition by a Loan Party of any Commercial Tort Claim.
(x)    The intention by Borrower to treat the Revolving Credit, the FILO Facility and/or the L/Cs and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), by delivering a duly completed copy of IRS Form 8886 or any successor form.
(b)    The Borrower shall, and shall cause each Guarantor to, provide the Agent, when received by the Borrower or Guarantor, with a copy of any management letter or similar communications from any accountant of the Borrower or Guarantor.
5-4.    Intentionally Omitted.
5-5.    Borrowing Base Certificates. ~~Quarterly~~Monthly, within ~~seven~~fifteen (~~7~~15) days after the end of the Borrower’s prior fiscal ~~quarter~~month, the Borrower shall provide the Agent with a certificate in the form of ~~Exhibit~~EXHIBIT 5-5 (a “Borrowing Base Certificate”) showing the Borrowing Base (Revolving Credit) and Borrowing Base (FILO) as of the close of business on the last day of the Borrower’s immediately preceding fiscal ~~quarter~~month, each such Borrowing Base Certificate to be certified as complete and correct on behalf of the Borrower by a Responsible Officer of the Borrower. Notwithstanding the foregoing, ~~if, at any time, Availability is less than seventy percent (70%) of the lesser of (a) the Commitments and (b) the Borrowing Base, then such Borrowing Base Certificate shall be delivered monthly, within seven (7) days after the end of the Borrower’s fiscal month until such time that the foregoing Availability deficiency does not exist for a period of sixty (60) consecutive days as confirmed by the Agent, upon which, the Borrower’s obligation to deliver Borrowing Base Certificates shall revert to the provisions of the first sentence of this Section 5-5; provided that,~~ if at any time, an Event of Default exists (without, in any way, limiting the Agent’s Rights and Remedies) or if, at any time, the Availability (Revolving Credit) is less than ~~twelve and one-half~~fifteen percent (~~12.5~~15%) of the lesser of (a) the Commitments (Revolving Credit) and (b) the Borrowing Base (Revolving Credit), then such Borrowing Base Certificate shall be delivered weekly, on the Wednesday of each such week until such time that the foregoing Availability (Revolving Credit) deficiency described in this proviso does not exist for a period of sixty (60) consecutive days as confirmed by the Agent, upon which, the Borrower’s obligation to deliver Borrowing Base Certificates shall revert to the other provisions of this Section 5-5, as applicable.
5-6.    Monthly Reports. ~~Only if a Cash Dominion Event exists, within twenty (20~~(a) Within thirty (30) days following the end of each of the Borrower’s fiscal months, the Borrower shall provide the Agent with original counterparts of an internally prepared financial statement of the Loan Parties’ financial condition and the results of their respective operations for, the period ending with the end of the subject month, which financial statement shall include, at a minimum, a balance sheet, income statement (on a “consolidated” basis), cash flow and comparison of same store sales for the corresponding quarter of the then immediately previous year, as well as to the Business Plan, and management’s analysis and discussion of the operating results reflected therein.
(b)    ~~At all times when a Covenant Compliance Event has occurred and is continuing, the~~The Borrower shall deliver to the Agent, within ~~seven~~thirty (~~7~~30) days after the end of Borrower’s fiscal month, a duly completed compliance certificate signed by a Responsible Officer of the Borrower which (among other things)

includes ~~(i) a detailed calculation of the Consolidated Fixed Charge Coverage Ratio, and, and (ii)~~ a certification that no Suspension Event or Event of Default exists or, if any such Suspension Event or Event of Default shall exist, stating the nature and status of such event.
5-7.    Quarterly Reports. Within forty-five (45) days following the end of each of the Borrower’s fiscal quarters, the Borrower shall provide the Agent with original counterparts of an internally prepared financial statement of the Loan Parties’ financial condition and the results of their respective operations for, the period ending with the end of the subject quarter, which financial statement shall include, at a minimum, a balance sheet, income statement (on a “consolidated” basis), cash flow and comparison of same store sales for the corresponding quarter of the then immediately previous year, as well as to the Business Plan, and management’s analysis and discussion of the operating results reflected therein. The delivery either electronically or in paper to the Agent of the Borrower’s Form 10Q or Form 10K, as the case may be, which is filed with the Securities and Exchange Commission shall satisfy the Borrower’s obligations under this Section 5-7.
5-8.    Annual Reports.
(a)    Annually, within ninety (90) days following the end of the Borrower’s fiscal year, the Borrower shall furnish the Agent with an original signed counterpart of the Borrower’s Consolidated annual financial statement, which statement shall have been prepared by, and bear the unqualified opinion of, the Borrower’s independent certified public accountants (i.e. said statement shall be “certified” by such accountants). Such annual statement shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, income statement, statement of changes in shareholders’ equity, and cash flows. The delivery either electronically or in paper to the Agent of the Borrower’s Form 10K which is filed with the Securities and Exchange Commission shall satisfy the Borrower’s obligations under this Section 5-8(a).
(b)    No later than the earlier of fifteen (15) days prior to the end of each of the Borrower’s fiscal years or the date on which such accountants commence their work on the preparation of the Borrower’s annual financial statement, the Borrower shall give written notice to such accountants (with a copy of such notice, when sent, to the Agent) that:
(i)    Such annual financial statement will be delivered by the Borrower to the Agent.
(ii)    It is an intention of the Loan Parties, in their engagement of such accountants, to satisfy the financial reporting requirements set forth in this Article 5.
(iii)    The Loan Parties have been advised that the Agent and each Lender will rely thereon with respect to the administration of, and transactions under, the credit facility contemplated by this Agreement.
(c)    Each annual statement shall be accompanied by such accountant’s Certificate indicating that, in the preparation of such annual statement, such accountants did not conclude that any Suspension Event had occurred during the subject fiscal year (or if one or more had occurred, the facts and circumstances thereof).
5-9.    Fiscal Year. The Borrower shall not change its fiscal year or permit any other Loan Party to change its fiscal year, or the accounting policies or reporting practices of the Loan Parties, except as required by GAAP; provided that, to the extent any such changes are required by GAAP, the Loan Parties shall promptly deliver notice of same to the Agent pursuant to Section 5-3(a)(v) of this Agreement.

5-10.    Inventories, Appraisals, and Audits.
(a)    The Agent, at the expense of the Borrower, may observe each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of, and at the request of, a Loan Party.
(b)    The Loan Parties, at their own expense, shall cause not less than one (1) physical inventory to be undertaken in each twelve (12) month period during which this Agreement is in effect to be conducted by a national third party inventory taker.
(i)    The Loan Parties shall provide the Agent with a copy of the final results of each such inventory (as well as of any other physical inventory undertaken by a Loan Party) within fourteen (14) days following the completion of such inventory.
(ii)    The Borrower shall provide the Agent with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by a Loan Party) to the Loan Party’s books and records within forty-five (45) days following completion of such inventory.
(iii)    The Agent, in its discretion, following the occurrence, and during the continuance, of a Suspension Event or an Event of Default, may cause such additional inventories to be taken as the Agent determines (each, at the expense of the Borrower).
(iv)    The Agent, in its reasonable discretion, may cause such additional inventories to be taken as it deems necessary or appropriate (each at the expense of the Agent and Lenders).
(c)    Upon the Agent’s request from time to time, the Borrower shall, and shall cause each Guarantor to, permit the Agent to obtain appraisals conducted by such appraisers as are satisfactory to the Agent and using a methodology similar in scope and nature as was undertaken on behalf of the Agent prior to the effectiveness of this Agreement. Without limiting the foregoing, the Agent may obtain periodic Inventory and Trademark liquidation analyses performed by Hilco~~/~~ Valuation Services, Great American Group or another liquidation analysis firm selected by the Agent; provided that the expense for any such appraisals shall be borne by the Agent and Lenders (except as provided in the following three sentences). ~~At any time after the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000.00, the~~The Agent may, in its discretion, undertake up to ~~two~~one (~~2~~1) Inventory ~~appraisals~~appraisal and up to one (1) Trademark appraisal, in each case at the Loan Parties’ expense, in each twelve (12) month period ~~(each such appraisal, a “Standard Appraisal”)~~. Notwithstanding the foregoing, to the extent ~~the average Aggregate Outstandings for any thirty (30) day period exceed, or are anticipated to exceed $50,000,000.00 prior to the date of the first Standard Appraisal,~~that Availability (Revolving Credit) is at any time less than fifty percent (50%) of the lesser of the Commitments (Revolving Credit) or the Borrowing Base (Revolving Credit), then the Agent may, in its discretion, undertake ~~the first of its~~up to two (2) ~~permitted~~ Inventory appraisals ~~for such twelve (12) month period~~and up to two (2) Trademark appraisals, in each case at the Loan Parties’ expense ~~(up to $25,000.00), despite the fact the Aggregate Outstandings have not reached the threshold outlined in the preceding sentence~~, in each subsequent twelve (12) month period. The Agent may cause additional Inventory appraisals and Trademark appraisals to be undertaken (i) as Agent, using its reasonable discretion, deems necessary or appropriate, at the Lenders’ expense, or (ii) if required by applicable Requirements of Law or if a Suspension Event or Event of Default has occurred and is continuing, at the expense of the Borrower.

(d)    Upon the Agent’s request from time to time, the Borrower shall, and shall cause each other Loan Party to, permit the Agent to conduct commercial finance audits of the Borrower’s and the other Loan Parties’ books and records using a methodology similar in scope and nature as was undertaken on behalf of the Agent prior to the effectiveness of this Agreement, provided that the expense for any such audits shall be borne by the Agent and Lenders (except as provided in the ~~final two~~following three sentences ~~of this clause). At any time after the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000.00, the Agent shall have the right to~~). The Agent may, in its discretion, undertake up to one (1) audit at the Loan Parties’ expense, in each twelve (12) month period. Notwithstanding the foregoing, to the extent that Availability (Revolving Credit) is at any time less than fifty percent (50%) of the lesser of the Commitments (Revolving Credit) or the Borrowing Base (Revolving Credit), then the Agent may, in its discretion, undertake up to two (2) audits~~,~~ at the Loan Parties’ expense, in each subsequent twelve (12) month period. The Agent may cause additional audits to be undertaken (i) as Agent, using its reasonable discretion, deems necessary or appropriate, at the ~~Agent and~~ Lenders’ expense, or (ii) if required by applicable Requirements of Law or if a Suspension Event or Event of Default has occurred and is continuing, at the expense of the Borrower.
5-11.    Additional Financial Information.
(a)    In addition to all other information required to be provided pursuant to this Article 5, the Borrower promptly shall provide the Agent (and shall cause each other Loan Party and any other guarantor of the Liabilities to also provide the Agent), with such other and additional information concerning the Borrower or Guarantors, the Collateral, the operation of the Borrower’s or Guarantors’ business, and the Borrower’s or Guarantors’) financial condition, including original counterparts of financial reports and statements, as the Agent may from time to time reasonably request from the Borrower.
(b)    The Borrower may provide the Agent, at the Agent’s discretion, from time to time hereafter, with updated projections of the Loan Parties’ anticipated performance and operating results.
(c)    In all events, the Borrower, no sooner than ninety (90) nor later than thirty (30) days prior to the end of each of the Borrower’s fiscal years, shall furnish the Agent with an updated and extended balance sheet, income statement, cash flow statement (including ~~an~~models of Availability ~~model~~(Revolving Credit) and Availability (FILO)), prepared on a monthly basis and which shall go out at least through the end of the then next fiscal year. Together with such updated and extended projections, the Borrower shall deliver to the Agent a description of the methodology and assumptions upon which the projections were prepared.
(d)    The Loan Parties each recognizes that all appraisals, inventories, analysis, financial information, and other materials which the Agent may obtain, develop, or receive with respect to the Loan Parties is confidential to the Agent and that, except as otherwise provided herein, no Loan Party is entitled to receipt of any of such appraisals, inventories, analysis, financial information, and other materials, nor copies or extracts thereof or therefrom.
5-12.    ~~Consolidated Fixed Charge Coverage Ratio.~~Availability (Revolving Credit). ~~During the continuance of a Covenant Compliance Event, the~~The Borrower shall not permit ~~the Consolidated Fixed Charge Coverage Ratio (calculated as of the first day of any Covenant Compliance Event, and as of the last day of each month during such Covenant Compliance Event) to be less than 1.0:1.0.~~Availability (Revolving Credit), at any time, to be less than the lesser of 10% of the Borrowing Base (Revolving Credit) or the Commitments (Revolving Credit).

Article 6 - Use and Collection of Collateral:
6-1.    Use of Inventory Collateral.
(a)    The Borrower shall not, and shall cause each other Loan Party not to engage in any sale of the Inventory other than for fair consideration in the conduct of the Borrower’s or any other Loan Party’s business in the ordinary course (other than promotions, markdowns, and discounts in the ordinary course of business) nor shall either engage in sales or other dispositions to creditors in reduction or satisfaction of such creditors’ claims; sales or other dispositions in bulk; or any use of any of the Inventory in breach of any provision of this Agreement. Notwithstanding the foregoing, the Loan Parties may “job-out” end of season and slow-moving Inventory, provided that the Inventory so disposed of does not exceed five percent (5%) of the Loan Parties’ aggregate retail receipts in any fiscal year.
(b)    No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Loan Parties’ customary return policy applicable to the return of inventory purchased by the Loan Parties’ retail customers in the ordinary course, such Inventory may be returned to the Loan Parties without the consent of the Agent.
6-2.    Adjustments and Allowances. A Loan Party may grant such allowances or other adjustments to the such Loan Party’s Account Debtors as the Loan Party, respectively, may reasonably deem to accord with sound business practice, provided, however, the authority granted the Loan Parties pursuant to this Section 6-2 may be limited or terminated by the Agent at any time after the occurrence, and during the continuance, of an Event of Default in the Agent’s discretion.
6-3.    Validity of Accounts.
(a)    The amount of each Account shown on the books, records, and invoices of the Loan Parties represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor (subject to adjustments for returned Inventory in the ordinary course of business) and shall have been fully earned by performance by such Loan Party.
(b)    The Agent, from time to time (at the expense of the Borrower in each instance), may verify the validity, amount, and all other matters with respect to the Receivables Collateral directly with Account Debtors (including without limitation, by forwarding balance verification requests to each Loan Party’s Account Debtors), and with each Loan Party’s accountants, collection agents, and computer service bureaus (each of which is hereby authorized and directed to cooperate in full with the Agent and to provide the Agent with such information and materials as the Agent may request), provided that, as long as no Event of Default exists and is continuing, the form and content of any such verification letters shall be subject to the prior approval of the Borrower (whose consent shall not be unreasonably withheld or delayed).
(c)    No Loan Party has knowledge of any impairment of the validity or collectibility of any of the Accounts (other than customary adjustments and chargebacks in the ordinary course of business) and shall notify the Agent of any such fact immediately after a Loan Party becomes aware of any such impairment.
(d)    Except as set forth in EXHIBIT 6-3, no Loan Party shall post any bond to secure a Loan Party’s performance under any agreement to which a Loan Party is a party nor cause any surety, guarantor, or other third party obligee to become liable to perform any obligation of a Loan Party (other than to the Agent) in the event of Loan Party’s failure so to perform, if the amount of any such bond or other obligation of a Loan Party exceeds $50,000 in any one instance, and after giving effect to all existing bonds and obligations permitted hereunder, the aggregate amount thereof does not exceed $1,000,000.
6-4.    Notification to Account Debtors. The Agent shall have the right at any time after the occurrence, and during the continuance, of an Event of Default, to notify any of a Loan Party’s Account Debtors to make payment directly to the Agent and to collect all amounts due on account of the Collateral.
Article 7 - Cash Management. Payment of Liabilities:
7-1.    Depository Accounts.
(a)    Annexed hereto as EXHIBIT 7-1 is a Schedule of all present DDAs, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository.
(b)    To the extent not previously delivered to the Agent, the Borrower shall, and shall cause each Guarantor to, deliver to the Agent, as a condition to the effectiveness of this Agreement:
(i)    at the request of the Agent, notification, executed on behalf of the Borrower or Guarantor, as applicable, to each depository institution with which any DDA is maintained (other than the Operating Account), in form reasonably satisfactory to the Agent, of the Agent’s interest in such DDA;
(ii)    an agreement (generally referred to as a “Blocked Account Agreement”), in form reasonably satisfactory to the Agent, with any depository institution at which a Blocked Account is maintained;
(iii)    an agreement, in form reasonably satisfactory to the Agent, with any depository institution at which the Operating Account is maintained.
(c)    No Loan Party will establish any DDA hereafter unless, contemporaneous with such establishment, such Loan Party, delivers to the Agent notice of same.
7-2.    Credit Card Receipts.
(a)    Annexed hereto as EXHIBIT 7-2 is a Schedule which describes all arrangements to which each Loan Party is a party with respect to the payment to such Loan Party, of the proceeds of all credit card charges for sales by the Loan Party.
(b)    To the extent not previously delivered to the Agent, the Borrower shall, and shall cause each Guarantor to, deliver to the Agent, as a condition to the effectiveness of this Agreement, notifications, executed on behalf of the Borrower or such Guarantor, as applicable, to each of the Borrower’s and Guarantor’s credit card clearinghouses and processors of notice (in form satisfactory to the Agent), which notice provides that payment of all credit card charges submitted by the Borrower or Guarantor to that clearinghouse or other processor and any other amount payable to the Borrower or Guarantor by such clearinghouse or other processor shall be directed to the Concentration Account or as otherwise designated from time to time by the Agent. Neither the Borrower nor any Guarantor shall change such direction or designation except upon and with the prior written consent of the Agent.
7-3.    The Concentration, Blocked, and Operating Accounts.
(a)    The following checking accounts have been or will be established (and are so referred to herein):
(i)    The Concentration Account: Established by the Borrower with Bank of America, N.A.
(ii)    The Blocked Account: Established by the Borrower with Bank of America, N.A.
(iii)    The Operating Account: Established by the Borrower with Bank of America, N.A.
(b)    The contents of each DDA, of the Operating Account, and of the Blocked Account constitute Collateral and Proceeds of Collateral. The contents of the Concentration Account constitute Collateral and Proceeds of Collateral.
(c)    The Loan Parties:
(i)    To the extent not previously delivered to the Agent, contemporaneously with the execution of this Agreement, shall provide the Agent with such agreement (generally referred to as a “Blocked Account Agreement”) of the depository with which the Blocked Account and Concentration Account are maintained as may be reasonably satisfactory to the Agent;
(ii)    To the extent not previously delivered to the Agent, contemporaneously with the execution of this Agreement, shall provide the Agent with such agreement of the depository with which the Operating Account is maintained as may be reasonably satisfactory to the Agent; and
(iii)    Shall not establish any Blocked Account or Operating Account hereafter except upon not less than thirty (30) days prior written notice to the Agent and the delivery to the Agent of a similar such agreement.
(d)    The Loan Parties shall pay all fees and charges of, and maintain such impressed balances as may be required by the Agent or by any bank in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Agent).
7-4.    Proceeds and Collection of Accounts.
(a)    All Receipts constitute Collateral and proceeds of Collateral and, after the occurrence and during the continuance of a Cash Dominion Event, shall be held in trust by the Loan Parties for the Agent; shall not be commingled with any of a Loan Party’s other funds; and shall be deposited and/or transferred only to the Blocked Account.

(b)    After the occurrence and during the continuance of a Cash Dominion Event, the Borrower shall cause the, and shall cause each Guarantor to, ACH or wire transfer to the Blocked Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account) of
(i)    the then current contents of each DDA (other than the Operating Account), each such transfer to be net of any minimum balance, not to exceed $5,000.00, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained); and
(ii)    the proceeds of all credit card charges not otherwise provided for pursuant hereto.
Telephone advice (confirmed by written notice) shall be provided to the Agent on each Business Day on which any such transfer is made.
(c)    After the occurrence and during the continuance of a Cash Dominion Event, whether or not any Liabilities are then outstanding, the Loan Parties shall cause the ACH or wire transfer to the Concentration Account, no less frequently than daily, of then entire ledger balance of the Blocked Account, net of such minimum balance, not to exceed $5,000.00, as may be required to be maintained in the Blocked Account by the bank at which the Blocked Account is maintained.
(d)    After the occurrence and during the continuance of a Cash Dominion Event, in the event that, notwithstanding the provisions of this Section 7-4, a Loan Party receives or otherwise has dominion and control of any Receipts, or any proceeds or collections of any Collateral, such Receipts, proceeds, and collections shall be held in trust by such Loan Party for the Agent and shall not be commingled with any of the Loan Party’s other funds or deposited in any account of the Loan Party other than as instructed by the Agent.
7-5.    Payment of Liabilities.
(a)    On each Business Day, the Agent shall apply, towards the Liabilities, the then collected balance of the Concentration Account (net of fees charged, and of such impressed balances as may be required by the bank at which the Concentration Account is maintained).
(b)    The following rules shall apply to deposits and payments under and pursuant to this Agreement:
(i)    Funds shall be deemed to have been deposited to the Concentration Account on the Business Day on which deposited, provided that notice of such deposit is available to the Agent by 2:00 PM on that Business Day.
(ii)    Funds paid to the Agent, other than by deposit to the Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that notice of such payment is available to the Agent by 2:00PM on that Business Day.
(iii)    If notice of a deposit to the Concentration Account (Section 7-5(b)(i)) or payment (Section 7-5(b)(ii)) is not available to the Agent until after 2:00PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 AM on the then next Business Day.

(iv)    All deposits to the Concentration Account and other payments to the Agent are subject to clearance and collection.
(c)    All payments shall be applied First to pay Liabilities other than (i) the principal balance of the Loan Account, and (ii) interest accrued in respect of FILO Loans; Second, in reduction of the Swing Line Loans until paid in full, Third, in reduction of the remaining Base Rate Loans consisting of Revolving Credit Loans until paid in full~~, and~~; Fourth, in reduction of Eurodollar Loans consisting of Revolving Credit Loans until paid in full, together with any amounts which become due as a result of such payment pursuant to Section 2-7(e) hereof; Fifth, in reduction of interest accrued in respect of FILO Loans until paid in full; Sixth, in reduction of Base Rate Loans consisting of FILO Loans until paid in full; Seventh, in reduction of Eurodollar Loans consisting of FILO Loans until paid in full, together with any amounts which become due as a result of such payment pursuant to Section 2-7(e) hereof; provided that at the Borrower’s option, as long as no Event of Default then exists, the Borrower shall have the right, in lieu of making a prepayment on account of the Eurodollar Loans, to cause any amounts in excess of the sums required to pay the Liabilities described in clauses First, Second, ~~and~~ Third, Fifth and Sixth above, to be deposited with the Agent and held as collateral for the Liabilities and applied to the payment of the applicable Eurodollar Loans at the end of the current Interest Periods applicable thereto, in order of maturity of such Interest Periods (or upon the occurrence, and during the continuance, of an Event of Default, to the Liabilities in such order and manner as the Agent, in its discretion, shall determine). Notwithstanding anything to the contrary contained herein, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to the Liabilities otherwise set forth above in this Section.
(d)    The Agent shall transfer to the Operating Account any surplus in the Concentration Account remaining after the application towards the Liabilities referred to in Section 7-5(a), above (less those amount which are to be netted out, as provided therein) provided, however, in the event that both (i) a Suspension Event has occurred and is continuing, and (ii) one or more L/C’s are then outstanding, the Agent may establish a funded reserve of up to 103% of the aggregate Stated Amounts of such L/C’s.
(e)    To the extent this Agreement provides that the Agent shall have sole discretion in the application of proceeds of any collection, sale or disposition of the Collateral, or in the application of any other payments received pursuant to this Agreement, the Agent and Borrower acknowledge and agree that such rights may be subject to the terms and conditions of the Agency Agreement.
7-6.    The Operating Account. Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Loan Parties upon, and other disbursements shall be made by the Loan Parties solely from, the Operating Account. Until the occurrence, and during the continuance, of a Cash Dominion Event, as provided in the agreement with the depository with which the Operating Account has been established, the Agent shall not be entitled to exercise any dominion or control over the funds in the Operating Account.

Article 8 - Grant of Security Interest:
8-1.    Grant of Security Interest. To secure the Borrower’s prompt, punctual, and faithful performance of all and each of the Liabilities, the Borrower hereby grants to the Agent, for the ratable benefit of itself and the other Credit Parties, a continuing security interest in and to, and assigns to the Agent, for the ratable benefit of itself and the other Credit Parties (and ratifies and confirms the Borrower’s prior grant of a security interest to Agent as “lender” pursuant to the Existing Loan Agreement, in and to) the following, and each item thereof, whether now owned or now due, or in which the Borrower has an interest, or hereafter acquired, arising, or to become due, or in which the Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Agent may in the future be granted a security interest, is referred to herein as the “Collateral”):
~~(a)~~ (a) All Accounts, Accounts Receivable, and Deposit Accounts;
~~(b)~~ (b) All Inventory;
~~(c)~~ (c) All General Intangibles, including, without limitation, (i) all Intellectual Property, and (ii) all Payment Intangibles arising from Accounts Receivable, or the sale of, or providing of, Inventory or services;
~~(d)~~ (d) All Equipment, Goods, Fixtures, Chattel Paper, which, in each case, arise from Accounts Receivable, or the sale of, or providing of, Inventory or services;
~~(e)~~ (e) All books, records, and information relating to the Collateral and/or to the operation of the Borrower’s business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained, which, in each case, arise from any ‘Collateral’ described in clauses (a) through (d) above;
~~(f)~~ (f) All Investment Property, Instruments, Documents, policies and certificates of insurance, deposits, impressed accounts, compensating balances, money, cash, or other property, which, in each case, arise from any ‘Collateral’ described in clauses (a) through (d) above;
~~(g)~~ (g) All Letter of Credit Rights and Supporting Obligations, which, in each case, arise from any ‘Collateral’ described in clauses (a) through (d) above;
~~(h)~~ (h) All Commercial Tort Claims which arise from any ‘Collateral’ described in clauses (a) through (d) above;
~~(i)~~ (i) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing (8-1(a) through 8-1(h))~~.~~; and
~~(j)~~ (j) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (8-1(a) through 8-1(i)), including the right of stoppage in transit.
provided that, the Collateral shall not include leases or licenses and rights thereunder to the extent of enforceable anti-assignment provisions therein contained which have not been waived, provided, however, that in no event shall the foregoing be construed to exclude from the security interest created by this Agreement, proceeds or products of any such leases or licenses or any accounts receivable or the right to payments due or to become due the Borrower under any such lease or license.
8-2.    Extent and Duration of Security Interest. This grant of a security interest is in addition to, and supplemental of, any security interest previously granted by the Borrower to the Agent and shall continue in full force and effect applicable to all Liabilities, until ~~all Liabilities have been paid and/or satisfied in full (other than indemnities not then due and payable, which survive repayment of the Revolving Credit Loans and the L/Cs and termination of the Commitments) and the security interest granted herein is specifically terminated~~the End Date and the specific termination in writing by a duly authorized officer of the Agent (which the Agent agrees to do ~~upon payment and satisfaction of all such Liabilities).~~on the End Date) of the security interest granted herein.
8-3.    Use of Assets.    Without limiting any other rights or remedies of the Agent hereunder, the Borrower and each other Loan Party hereby covenant and agree that Agent shall, in connection with the disposition of the Collateral, following any Event of Default, have an irrevocable license to use any assets of the Loan Parties (in addition to those assets constituting Collateral), including all general intangibles, furniture, fixtures and equipment contained in any premises owned or occupied by any Loan Party without cost, subject to the rights, if any, of third parties in such other assets. Neither the Agent nor any Lender shall have any obligation or liability with respect to the use of any assets of the Loan Parties, except with respect to the gross negligence or willful misconduct of the Agent or such Lender.
Article 9 - Agent As Borrower’s Attorney-In-Fact:
9-1.    Appointment as Attorney‑In‑Fact. The Borrower hereby irrevocably constitutes and appoints the Agent as the Borrower’s true and lawful attorney, with full power of substitution, exercisable only after the occurrence, and during the continuance, of an Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of the Borrower, but for the sole benefit of the Agent. The rights and powers granted the Agent by this appointment include but are not limited to the right and power to:
(a)    Prosecute, defend, compromise, or release any action relating to the Collateral.
(b)    Sign change of address forms to change the address to which the Borrower’s mail is to be sent to such address as the Agent shall designate; receive and open the Borrower’s mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Borrower or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Borrower, or other legal representative of the Borrower whom the Agent determines to be the appropriate person to whom to so turn over such mail.
(c)    Endorse the name of the Borrower in favor of the Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.
(d)    Sign the name of the Borrower on any notice to the Borrower’s Account Debtors or verification of the Receivables Collateral; sign the Borrower’s name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic’s liens, or assignments or releases of mechanic’s liens securing the Accounts.
(e)    Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker’s acceptance of which the Borrower is a beneficiary.
(f)    Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrower.
(g)    Use, license or transfer any or all General Intangibles of the Borrower.
9-2.    No Obligation to Act. The Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9-1 herein, but if the Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, provided that, if the Agent elects to use or license any General Intangibles of the Borrower consisting of trademarks, copyrights or similar property, the Agent shall use reasonable efforts to preserve and maintain any such trademark, copyright or similar property (but nothing contained herein shall obligate the Agent or any Lender to undertake (or refrain from undertaking) any specific action with respect thereto). Neither the Agent or any Lender shall be responsible to the Borrower for any act or omission to act pursuant to Section 9-1, except to the extent that the subject act or omission to act had been grossly negligent or in actual bad faith.
Article 10    - Events of Default:
The occurrence of any event described in this Article 10 shall constitute an “Event of Default” herein. Upon the occurrence of any Event of Default described in Section 10-13, any and all Liabilities shall become due and payable without any further act on the part of the Agent or any Lender. Upon the occurrence, and during the continuance, of any other Event of Default, any and all Liabilities shall become immediately due and payable, at the option of the Agent and without notice or demand. The occurrence and continuance of any Event of Default shall also constitute, without notice or demand, a default under all other Loan Documents, whether such Loan Documents now exist or hereafter arise.
10-1.    Failure to Pay Revolving Credit and or FILO Facility. The failure by the Borrower to pay any principal amount when due under the Revolving Credit and or the FILO Facility.
10-2.    Failure To Make Other Payments. The failure by the Borrower to pay when due (or upon demand, if payable on demand) any payment Liability within five (5) days of the date when due other than the principal amount under the Revolving Credit and or the FILO Facility.
10-3.    Failure to Perform Covenant or Liability (No Grace Period). The failure by the Loan Parties to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability not otherwise described in Section 10-1 or Section 10-2 hereof, and included in any of the following provisions hereof:

Section	Relates to	:
4-5	Location of Collateral
4-6	Title to Assets
4-7	Indebtedness

4-8(b)	Insurance Policies
4-29	Restricted Payments
4-30	Solvency
4-34	Amendment of Material Documents
5-12	~~Consolidated Fixed Charge Coverage Ratio~~ Availability
(Revolving Credit)
6	Use of Collateral
Article 7	Cash Management
10-4.    Failure to Perform Covenant or Liability (Limited Grace Period). The failure by the Loan Parties to promptly, punctually and faithfully perform, discharge, or comply with any covenant under Sections 4-13, 4-22, 4-23, and Article 5 hereof (except as to Section 5-12, which is governed by the provisions of Section 10-3 above and Section 5-5, but only to the extent governed by the provisions of Section 10-5 below), in each instance within five (5) days after the date on which such covenant was to have been performed, discharged, or complied with.
10-5.    Failure to Deliver Borrowing Base Certificates. At any time when the Borrower is required to deliver weekly Borrowing Base Certificates pursuant to Section 5-5 of this Agreement, the failure of the Borrower to deliver any such Borrowing Base Certificate within one (1) Business Day of the date when due.
10-6.    Failure to Perform Covenant or Liability (Grace Period). The failure by the Loan Parties to promptly, punctually and faithfully perform, discharge, or comply with any covenant hereunder or under any other Loan Document or with any Liability not described in any of Sections 10-1, 10-2, 10-3 or 10-4 hereof, in each instance within fifteen (15) days after the date on which such covenant was to have been performed, discharged, or complied with.
10-7.    Misrepresentation. Any representation, warranty or certification at any time made by the Borrower to the Agent and/or Lenders is not true or complete in all material respects when given.
10-8.    Default of Other Debt. The occurrence of any event such that any Material Indebtedness could then be accelerated (whether or not the subject creditor takes any action on account of such occurrence), provided that if such event is waived in writing by the holder of the Indebtedness prior to the exercise of remedies by the Agent hereunder, the occurrence of such event shall not constitute an Event of Default hereunder.
10-9.    Default of Leases. The occurrence of any event such that any Lease or Leases of the Borrower could then be terminated (whether or not any or all of the subject lessors take any action on account of such occurrence) and such termination (individually or together with all other such terminations) could reasonably likely have a Material Adverse Effect, provided that if such event is waived in writing by the subject lessors prior to the exercise of remedies by the Agent hereunder, the occurrence of such event shall not constitute an Event of Default hereunder.
10-10.    Uninsured Casualty Loss. The occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the Collateral, having an aggregate value in excess of $1,500,000.00.
10-11.    Judgment. Restraint of Business.
(a)    The entry of any uninsured judgment against the Borrower, in excess of $5,000,000.00,

individually or in the aggregate, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of its entry.
(b)    The entry of any order or the imposition of any other process having the force of law, in either case applicable specifically to the Borrower, the effect of which is to restrain in any material adverse way the conduct by the Borrower of its business in the ordinary course, which order is not dissolved within ten (10) days of its imposition.
10-12.    Business Failure. Any act by, against, or relating to the Borrower, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any material part of the Borrower’s property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Borrower generally; the offering by or entering into by the Borrower of any composition, extension, or any other arrangement seeking relief generally from or extension of the debts of the Borrower; or the initiation of any judicial or non‑judicial proceeding or agreement by, against, or including the Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors, provided that, if such proceeding is initiated against the Borrower, an Event of Default shall not arise hereunder unless such proceeding is not timely contested in good faith by the Borrower by appropriate proceedings or, if so contested, is not dismissed within sixty (60) days of when initiated; and/or the initiation by or on behalf of the Borrower of the liquidation or winding up of all or any material part of the Borrower’s business or operations.
10-13.    Bankruptcy. The failure by the Borrower to generally pay the debts of the Borrower as they mature; adjudication of bankruptcy or insolvency relative to the Borrower; the entry of an order for relief or similar order with respect to the Borrower in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by the Borrower initiating any matter in which the Borrower is or may be granted any relief from its debts generally pursuant to the Bankruptcy Code or any other insolvency statute or procedure of general application; the filing of any complaint, application, or petition against the Borrower initiating any matter in which the Borrower is or may be granted any relief from its debts generally pursuant to the Bankruptcy Code or any other insolvency statute or procedure of general application, which complaint, application, or petition is not timely contested in good faith by the Borrower by appropriate proceedings or, if so contested, is not dismissed within sixty (60) days of when filed.
10-14.    Indictment ‑ Forfeiture. Any Loan Party is (A) criminally indicted or convicted of a felony for fraud or dishonesty in connection with the Loan Parties’ business, or (B) charged by a governmental authority under any law that would reasonably be expected to lead to forfeiture of any material portion of Collateral, or (ii) any director or senior officer of any Loan Party is (A) criminally indicted or convicted of a felony for fraud or dishonesty in connection with the Loan Parties’ business, unless such director or senior officer promptly resigns or is removed or replaced or (B) charged by a governmental authority under any law that would reasonably be expected to lead to forfeiture of any material portion of Collateral.
10-15.    Default by Guarantor or Subsidiary. The occurrence of any of the foregoing Events of Default with respect to any Guarantor of the Liabilities, or the occurrence of any of the foregoing Events of Default with respect to any Subsidiary of the Borrower, as if such guarantor or Subsidiary were the “Borrower” described therein.
10-16.    Termination of Guaranty. The termination or attempted termination of any Guaranty Agreement by any Guarantor of the Liabilities (other than in accordance with its terms or as permitted by the Lenders).

10-17.    Challenge to Loan Documents.
(a)    Any challenge by or on behalf of the Borrower, any Guarantor, or any other guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.
(b)    Any determination by any court or any other judicial or government authority that the Loan Documents, taken as a whole, are not enforceable strictly in accordance with their terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.
10-18.    ERISA. (i) An ERISA Event occurs with respect to a pension plan or multiemployer plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the pension plan, multiemployer plan or the Pension Benefit Guaranty Corporation in an aggregate amount in excess of $5,000,000.00 or which would reasonably likely result in a Material Adverse Effect, or (ii) a Loan Party or any ERISA affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a multiemployer plan in an aggregate amount in excess of $5,000,000.00 or which would reasonably likely result in a Material Adverse Effect.
10-19.    Material Contracts. Any Loan Party or any Subsidiary thereof fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Contract or fails to observe or perform any other agreement or condition relating to any such Material Contract or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the counterparty to such Material Contract to terminate such Material Contract.
10-20.    Change in Control. Any Change in Control.
Article 11 - Rights and Remedies Upon Default:
In addition to all of the rights, remedies, powers, privileges, and discretions which the Agent is provided prior to the occurrence of an Event of Default, the Agent shall have the following rights and remedies upon the occurrence, and during the continuance, of any Event of Default.
11-1.    Rights of Enforcement. The Agent shall have all of the rights and remedies of a secured party upon default under the UCC, as well as all other rights and remedies afforded to the Agent under applicable state, federal, and international laws. In addition to which, the Agent may, or, at the request of the Lender with Required Consent, shall, take any or all of the following actions:
(a)    To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.
(b)    To take possession of all or any portion of the Collateral.

(c)    To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Agent deems advisable and with or without the taking of possession of any of the Collateral.
(d)    To conduct one or more going out of business sales which include the sale or other disposition of the Collateral.
(e)    To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.
(f)    To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.
11-2.    Sale of Collateral.
(a)    Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Agent’s disposition of the Collateral.
(b)    The Agent, in the exercise of the Agent’s rights and remedies upon default, may conduct one or more going out of business sales, in the Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by the Borrower. The Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Agent or such agent or contractor and neither the Borrower nor any Person claiming under or in right of the Borrower shall have any interest therein.
(c)    Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Agent shall provide the Borrower with such notice as may be practicable under the circumstances), the Agent shall give the Borrower at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Borrower agrees that such written notice shall satisfy all requirements for notice to the Borrower which are imposed under the UCC or other applicable Requirements of Law with respect to the exercise of the Agent’s rights and remedies upon default.
(d)    The Agent may purchase the Collateral, or any portion of it at any sale held under this Article (to the extent permitted by applicable Requirements of Law).
(e)    Subject to the terms and provisions of the Agency Agreement, upon the occurrence and during the continuance of an Event of Default, the Agent shall apply the proceeds of any Collateral in the following order:

First:	To all costs and expenses incurred by the Agent under this Agreement, or any other Loan Document, including all Costs of Collection.

Second:	To accrued and unpaid interest on the Revolving Credit Loans until all accrued and unpaid interest on the Revolving Credit Loans has been paid in full.

Third:	To the principal balance of the Swing Line Loans, until the unpaid principal balance of the Swing Line Loans has been paid in full.

Fourth:	To the principal balance of the remaining Revolving Credit Loans, until the unpaid principal balance of the Revolving Credit Loans has been paid in full.

Fifth:	To accrued and unpaid interest on the FILO Loans until all accrued and unpaid interest on the FILO Loans has been paid in full.

Sixth:	To the principal balance of the FILO Loans, until the unpaid principal balance of the FILO Loans has been paid in full.

Seventh:
To all fees due under this Agreement or any other Loan Document, until the remaining balance of all fees (including L/C Fees, Line (Unused) Fees (Revolving Credit), Line (Unused) Fees (FILO)) have been paid in full

~~Sixth~~Eighth:
     To all other Liabilities, including without limitation, on account of the remaining Bank Products and Cash Management Services and obligations owed with respect to hedging contracts, until such Liabilities have been paid in full.

~~Seventh~~Ninth:	As provided under applicable Requirements of Law, to each Person then entitled thereto.

Notwithstanding anything to the contrary contained herein, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to the Liabilities otherwise set forth above in this Section.

11-3.    Occupation of Business Location. In connection with the Agent’s exercise of the Agent’s rights under this Article 11, the Agent may enter upon, occupy, and use any premises owned or occupied by the Borrower, and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Agent. The Agent shall not be required to remove any of the Collateral from any such premises upon the Agent’s taking possession thereof, and may render any Collateral unusable to the Borrower. In no event shall the Agent or any Lender be liable to the Borrower for use or occupancy by the Agent of any premises pursuant to this Article 11, nor for any charge (such as wages for the Borrower’s employees and utilities) incurred in connection with the Agent’s exercise of the Agent’s Rights and Remedies, except for such charges which are incurred as a result of the Agent’s or such Lender’s gross negligence or willful misconduct.
11-4.    Grant of Nonexclusive License. The Borrower hereby grants to the Agent a royalty free nonexclusive irrevocable license, exercisable upon the occurrence, and during the continuance, of an Event of Default, to use, apply, and affix any trademark, trade name, logo, or the like in which the Borrower now or hereafter has rights, such license being with respect to the Agent’s exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory. In exercising its rights under such license, the Agent shall use reasonable efforts to preserve and maintain any such trademark, trade name, or logo, but nothing contained herein shall obligate the Agent to undertake (or refrain from undertaking) any specific action and neither the Agent ~~no~~nor any Lender shall, under any circumstances, have any liability to the Borrower, except for such which are a result of the Agent’s or such Lender’s gross negligence or willful misconduct.
11-5.    Assembly of Collateral. The Agent may require the Borrower to assemble the Collateral and make it available to the Agent at the Borrower’s sole risk and expense at a place or places which are reasonably convenient to both the Agent and Borrower.
11-6.    Rights and Remedies. The rights, remedies, powers, privileges, and discretions of the Agent hereunder (herein, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any person, at any time, shall preclude the other or further exercise of the Agent’s Rights and Remedies. No waiver by the Agent of any of the Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Agent’s Rights and Remedies and all of the Agent’s rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative, and not alternative or exclusive, and may be exercised by the Agent at such time or times and in such order of preference as the Agent in its sole discretion may determine. The Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.
11-7.    Warehouse Bailment Agreement. Notwithstanding anything contained in the Warehouse Bailment Agreement entered into or to be entered into by and among GSI Commerce Solutions, Inc., the Borrower and the Agent, but without limiting the Agent’s other rights and remedies set forth in Article 11 arising upon the occurrence of an Event of Default, the demands, notices, directions and orders contemplated by Sections F(3), G and J thereof may only be given by the Agent after the occurrence and during the continuance of an Event of Default.
Article 12    - Notices:
12-1.    Notice Addresses. All notices, demands, and other communications made in respect of this Agreement (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

If to the Agent:	Bank of America, N.A.
100 Federal Street, 9th Floor
Boston, Massachusetts 02110
	Attention	: Christine Hutchinson
Director
	Fax	: (617) 434-~~4312~~4131
Email: christine.hutchinson@baml.com

With a copy to (which copy shall not constitute notice):

Riemer & Braunstein LLP
Three Center Plaza
Boston, Massachusetts 02108
	Attention	: David S. Berman, Esquire
	Fax	: (617) 880-3456
Email:dberman@riemerlaw.com

If to the Borrower:	Aeropostale, Inc.
~~201 Willowbrook Blvd.~~
~~Wayne~~ 125 Chubb Avenue
Lyndhurst, New Jersey ~~07470~~07071
	Attention	: Joseph Pachella, GVP and Treasurer
	Fax	: (973) 872-5650
Email: jpachella@aeropostale.com

With ~~a Copy~~copies to (which ~~copy~~copies shall not constitute notice):

~~Edward M. Slezak~~Marc G. Schuback, Esquire
General Counsel
Aeropostale, Inc.
112 West 34th Street, 22nd Floor
New York, New York 10120
Fax: (646) 619-4873
Email: ~~eslezak~~mschuback@aeropostale.com

and

Troutman Sanders LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174
Attention: William D. Freedman, Esquire
Fax: (212) 704-6193
Email: william.freedman@troutmansanders.com

12-2.    Notice Given.
(a)    Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):
(i)    By mail: the sooner of when actually received or three (3) days following deposit in the United States mail, postage prepaid.
(ii)    By recognized overnight express delivery: the Business Day following the day when sent.

(iii)    By Hand: If delivered on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.
(iv)    By Facsimile or electronic transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent. Otherwise, at the opening of the then next Business Day.
(b)    Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.
Article 13 - Term:
13-1.    Termination of Revolving Credit and FILO Facility. The Revolving Credit and the FILO Facility shall remain in effect (subject to suspension as provided in Section 2-5(~~h~~j) hereof) until the Termination Date.
13-2.    Effect of Termination. On the Termination Date, the Borrower shall pay the Agent (whether or not then due), in immediately available funds, all then Liabilities (other than indemnities, not then due and payable, which survive repayment of the Revolving Credit Loans and L/Cs and FILO Loans and termination of the Commitments), including, without limitation: the entire balance of the Loan Account; any accrued and unpaid Line (Unused) Fee (Revolving Credit) and unpaid Line (Unused) Fee (FILO) ; any payments due on account of the indemnification obligations included in Section 2-9(e); to the extent requested by the Agent, cash collateral for any outstanding L/Cs; and all unreimbursed costs and expenses of the Agent for which the Borrower is responsible; and shall make such arrangements concerning any L/C’s then outstanding are reasonably satisfactory to the Agent. Until such payment, all provisions of this Agreement, other than those contained in Article 2 which place an obligation on the Agent and the Lenders to make any loans or advances or to provide financial accommodations under the Revolving Credit or FILO Facility or otherwise, shall remain in full force and effect until all Liabilities (other than indemnities, not then due and payable, which survive repayment of the Revolving Credit Loans and L/Cs and FILO Loans and termination of the Commitments) shall have been paid in full. The release by the Agent of the security and other collateral interests granted the Agent by the Borrower hereunder may be upon such conditions and indemnifications as the Agent may reasonably require to protect the Agent and Lenders against and chargebacks, credits, returned items and any other reversal of payments which had been received by the Agent and applied toward such Liabilities.
Article 14 - General:
14-1.    Protection of Collateral. Neither the Agent nor any Lender has a duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Agent and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. With the Borrower’s prior approval (which shall not be unreasonably delayed or withheld), the Agent may include reference to the Borrower (and may utilize any logo or other distinctive symbol associated with the Borrower) in connection with any advertising, promotion, or marketing undertaken by the Agent.

14-2.    Successors and Assigns. This Agreement shall be binding upon the Borrower and the Borrower’s representatives, successors, and assigns and shall inure to the benefit of the Agent, the Lenders and their respective successors and assigns, provided, however, no trustee or other fiduciary appointed with respect to the Borrower shall have any rights hereunder. In the event that the Agent or any Lenders, in accordance with the provisions of Section 2-23 hereof, assign or transfer their respective rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder to the extent of such assignment, and, with respect to the interest so assigned, such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.
14-3.    Severability. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.
14-4.    Amendments. Course of Dealing.
(a)    This Agreement and the other Loan Documents incorporate all discussions and negotiations between the Borrower, the Agent, and the Lenders, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Agent to give notice to the Borrower of the Borrower’s having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document.
(b)    The Borrower may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Agent, subject to the terms and conditions of the Agency Agreement. No consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Agent, then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Agent shall be in reliance upon all representations and warranties theretofore made to the Agent by or on behalf of the Borrower (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.
14-5.    Power of Attorney. In connection with all powers of attorney included in this Agreement, the Borrower hereby grants unto the Agent full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by the Borrower and each shall survive the same. All powers conferred upon the Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Agent.
14-6.    Application of Proceeds. Except as otherwise provided in Sections 7-5 and 11-2(e) hereof, the proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Agent determines in its sole discretion. The Borrower shall remain liable for any deficiency remaining following such application.

14-7.    Costs and Expenses of Agent.
(a)    The Borrower shall pay on demand all Costs of Collection and all reasonable expenses of the Agent in connection with the preparation, execution, and delivery of this Agreement and of any other Loan Documents, whether now existing or hereafter arising, and all other reasonable expenses which may be incurred by the Agent in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise incurred with respect to the Liabilities, and all other costs and expenses of the Agent which relate to the credit facility contemplated hereby.
(b)    The Borrower shall pay on demand all costs and expenses (including reasonable attorneys’ fees) incurred, following the occurrence, and during the continuance, of any Event of Default, by the Agent in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any other Loan Document, as well as any such costs and expenses in connection with any “workout”, forbearance, or restructuring of the credit facility contemplated hereby.
(c)    The Borrower authorizes the Agent to pay all such fees and expenses and in the Agent’s discretion, to add such fees and expenses to the Loan Account.
(d)    The undertaking on the part of the Borrower in this Section 14-7 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Borrower, other than a termination, release, or discharge which makes specific reference to this Section 14-7.
14-8.    Copies and Facsimiles. This Agreement and all documents which relate thereto, which have been or may be hereinafter furnished any of the Credit Parties may be reproduced by such Credit Party by any photographic, microfilm, xerographic, digital imaging, or other process, and the Credit Parties may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.
14-9.    New York Law. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The State of New York (without giving effect to the conflicts of laws principals thereof, but including Sections 5-1401 and 5-1402 of the New York General Obligations Law).
14-10.    Consent to Jurisdiction.
The Borrower agrees that any legal action, proceeding, case, or controversy against the Borrower with respect to any Loan Document may be brought in the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, as the Agent may elect in the Agent’s sole discretion. By execution and delivery of this Agreement, the Borrower, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the non-exclusive jurisdiction of the aforesaid courts.

(a)    The Borrower WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Borrower at the Borrower’s address for notices as specified herein, such service to become effective ten (10) Business Days after such mailing.
(b)    The Borrower WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted in the aforesaid courts under any of the Loan Documents.
(c)    Nothing herein shall affect the right of the Agent to bring legal actions or proceedings in any other competent jurisdiction.
The Borrower agrees that any action commenced by the Borrower asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and that such Courts shall have exclusive jurisdiction with respect to any such action.

14-11.    Indemnification. The Loan Parties shall indemnify, defend, and hold the Agent and each other Credit Party and any employee, officer, or agent of the Agent and other Credit Parties (each, an “Indemnified Person”) harmless of and from any claim brought or threatened against any Indemnified Person by the Borrower, any guarantor or endorser of the Liabilities, or any other Person (as well as from reasonable attorneys’ fees and expenses in connection therewith) on account of the relationship of the Borrower or of any other guarantor or endorser of the Liabilities with the Agent and other Credit Parties (each, an “Indemnified Claim”) other than any claim resulting from the gross negligence, bad faith, or willful misconduct of such Indemnified Person. Each Indemnified Claim may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Agent’s selection (and if such Indemnified Claim is brought by a Person other than the Loan Parties, any guarantor or endorser of the Liabilities or any Affiliate of the Loan Parties, after consultation with (but not approval of) the Loan Parties regarding the selection of such counsel), but at the expense of the Borrower, provided that any Indemnified Claim may not be settled without the consent of the Loan Parties (which shall not be unreasonably withheld or delayed) if as the result of any such settlement the Loan Parties will be obligated to make any payment (other than reimbursement of the reasonable costs and expenses of the Indemnified Person). This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Borrower or any other Loan Party, other than a termination, release, or discharge which makes specific reference to this Section 14-11.
14-12.    Rules of Construction. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:
(a)    Words in the singular include the plural and words in the plural include the singular.
(b)    Titles, headings (indicated by being underlined or shown in SMALL CAPITALS) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument’s meaning, construction, or effect.

(c)    The words “includes” and “including” are not limiting.
(d)    Text which follows the words “including, without limitation” (or similar words) is illustrative and not limitational.
(e)    Except where the context otherwise requires or where the relevant subsections are joined by “or”, compliance with any Section or provision of any Loan Document which constitutes a warranty or covenant requires compliance with all subsections (if any) of that Section or provision. Except where the context otherwise requires, compliance with any warranty or covenant of any Loan Document which includes subsections which are joined by “or” may be accomplished by compliance with any of such subsections.
(f)    Text which is shown in italics, shown in bold, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.
(g)    The words “may not” are prohibitive and not permissive.
(h)    The word “or” is not exclusive.
(i)    Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.
(j)    The symbol “$” refers to United States Dollars.
(k)    Unless limited by reference to a particular Section or provision, any reference to “herein”, “hereof”, or “within” is to the entire Loan Document in which such reference is made.
(l)    References to “this Agreement” or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made.
(m)    Except as otherwise specifically provided, all references to time are to Boston time.
(n)    In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:
(i)    Unless otherwise provided (A) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (B) the period so computed shall end at 5:00 PM on the relevant Business Day.
(ii)    The word “from” means “from and including”.
(iii)    The words “to” and “until” each mean “to, but excluding”.
(iv)    The word “through” means “to and including”.

(o)    References to “presently”, “currently”, and other similar expressions mean the ~~date of this Agreement~~First Amendment Effective Date.
(p)    The term “upon the occurrence, and during the continuance, of an Event of Default”, “upon the occurrence, and during the continuance, of Default Interest Event” and any other similar term means, subject to the terms and conditions of the Agency Agreement, the occurrence of an Event of Default or a Default Interest Event which has not been (i) waived by the Agent, or (ii) resolved to the reasonable satisfaction of the Agent. For purposes hereof, an Event of Default shall be deemed “resolved to the reasonable satisfaction of the Agent” if (A) the Agent has not theretofore exercised any of its rights and remedies on account of the existence of such Event of Default, and (B) the matter giving rise to such Event of Default has been fully remediated by the Borrower, provided, however, that (1) nothing contained herein shall furnish the Borrower with any additional cure periods beyond those set forth in Article 10, if any, prior to an event constituting an “Event of Default”, (2) notwithstanding the foregoing, any Event of Default under Article 7, or Sections 10-1, 10-2, 10-12, or 10-13 hereof may only be waived by the Agent and shall not ever be deemed “resolved to the reasonable satisfaction of the Agent”, and (3) the Borrower may not resolve any occurrences which constitute Events of Default to the reasonable satisfaction of the Agent on more than four (4) occasions in any fiscal year.
(q)    The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 14-13 hereof, provided, however, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.
14-13.    Intent. It is intended that:
(a)    This Agreement take effect as a sealed instrument.
(b)    The scope of the security interests created by this Agreement be broadly construed in favor of the Agent and Lenders.
(c)    The security interests created by this Agreement secure all Liabilities, whether now existing or hereafter arising.
(d)    All reasonable costs and expenses (other than overhead costs) incurred by the Agent in connection with its relationship with the Borrower shall be borne by the Borrower.
(e)    Unless otherwise explicitly provided herein, the consent of the Agent or any Lender to any action of the Borrower which is prohibited unless such consent is given may be given or refused by the Agent and Lenders in their reasonable discretion.
14-14.    Right of Set‑Off. Any and all deposits (other than Trust Deposit Accounts) or other sums at any time credited by or due to the Borrower from the Agent, any Lender, or any participant (a “Participant”) in the credit facility contemplated hereby or any from any Affiliate of the Agent, any Lender, or any Participant and any cash, securities, instruments or other property of the Borrower in the possession of the Agent, any Lender, any Participant or any such Affiliate, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the Borrower to the Agent, any Lender or any Participant or any such Affiliate and may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to the Agent, any Lender or any Participant or any such Affiliate.
14-15.    Maximum Interest Rate. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Revolving Credit Loans or FILO Loans, as applicable, or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Agent or Lenders exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Requirements of Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Liabilities hereunder.
14-16.    Waivers.
(a)    The Borrower (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 14-16(b), below, knowingly, voluntarily, and intentionally, and understands that the Agent and Lenders, in entering into the financial arrangements contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrower as provided herein, whether not or in the future, are relying on such waivers.
(b)    THE BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:
(i)    Except as otherwise specifically required hereby, and to the extent permissible under applicable Requirements of Law, notice of non‑payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.
(ii)    Except as otherwise specifically required hereby, and to the extent permissible under applicable Requirements of Law, the right to notice and/or hearing prior to the Agent’s exercising of the Agent’s rights upon default.
(iii)    THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR ANY LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR ANY LENDER OR IN WHICH THE AGENT OR ANY LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER OR ANY OTHER PERSON AND THE AGENT OR ANY LENDER (AND THE AGENT AND LENDERS LIKEWISE WAIVE THEIR RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).
(iv)    Except to the extent that such may not be waived under applicable Requirements of Law, the benefits or availability of any stay, limitation, hindrance, delay, or restriction with respect to any action which the Agent or any Lender may or may become entitled to take hereunder.

(v)    Any defense, counterclaim, set‑off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Agent or any Lender, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.
(vi)    Any claim against the Agent or any Lender to consequential, special, or punitive damages.
14-17.    Confidentiality. The Credit Parties shall keep, and shall cause their respective officers, directors, employees, affiliates and attorneys to keep, all financial statements, reports and other proprietary information furnished to them by the Borrower, the Guarantor or their respective Affiliates (hereinafter collectively, the “Information”) confidential and shall not disclose such Information, or cause such Information to be disclosed, to any Person, provided, however, that (i) the Information may be disclosed to any Credit Party’s officers, directors, employees, affiliates, attorneys and other advisors as need to know the Information in connection with the Agent’s or Lenders’ administration of the Liabilities; (ii) the Information may be disclosed to any regulatory or other governmental authorities having jurisdiction over the Agent and Lenders as required in connection with the exercise of their regulatory activity; (iii) the Information may be disclosed to any prospective assignee or participant, who has agreed to be bound by the provisions of this Section 14-17; (iv) the Information may be disclosed in connection with the enforcement of the Liabilities by the Agent or any Lender to the extent required in connection therewith; and (v) the Information may otherwise be disclosed to the extent required by law. Notwithstanding anything herein to the contrary, “Information” shall not include, and each Credit Party (and each employee, representative, or other agent of the Agent and each Lender) may disclose to any and all Persons without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including options or other tax analyses) that are provided to any Credit Party (and each employee, representative, or other agent of any Credit Party) relating to such tax treatment and tax structure; provided, that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Revolving Credit, the FILO Facility, the L/Cs and other transactions contemplated hereby.
14-18.    Press Releases. Once the Borrower has filed this Agreement with the Securities and Exchange Commission and disseminated a corresponding press release regarding this Agreement, then Borrower consents to the publication by the Agent and/or Lender of advertising material relating to the financing transactions contemplated by this Agreement using the Borrower’s name, product photographs, logo or trademark. The Agent and/or Lender shall provide a draft reasonably in advance of any advertising material to the Borrower for review and comment prior to the publication thereof. Subject to the conditions contained in this Section 14-18, the Agent and Lender reserve the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.
14-19.    No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Loan Parties acknowledge and agree that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Party, on the one hand, and the Agent and Lenders, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Agent and Lenders are and have been acting solely as principals and are not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) the Agent and Lenders have not assumed and will not assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Agent and Lenders have advised or are currently advising the Loan Parties or any of their respective Affiliates on other matters) and the Agent and Lenders have no any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Agent, any Lender and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Agent and Lenders have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Agent and Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Agent and any Lender with respect to any breach or alleged breach of agency or fiduciary duty.
14-20.    No Other Duties. Anything herein to the contrary notwithstanding, none of the Arranger (including its role as “bookrunner”) listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity as the Agent, a Lender or the Issuer hereunder.
14-21.    USA PATRIOT Act Notice. The Agent and each Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of each such Person and other information that will allow the Agent and each Lender to identify the Loan Parties in accordance with the Act. Each of the Loan Parties is in compliance, in all material respects, with the Patriot Act. No part of the proceeds of the Revolving Credit Loans, FILO Loans or L/Cs will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
14-22.    Foreign Asset Control Regulations. Neither of the advance of the Swing Line Loans ~~or~~, Revolving Credit Loans or FILO Loans, or the issuance of L/Cs, nor the use of the proceeds of any thereof, will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the "Trading With the Enemy Act") or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the "Foreign Assets Control Regulations") or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the "Executive Order") and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)). Furthermore, none of the Loan Parties or their Affiliates (a) is or will become a "blocked person" as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such "blocked person" or in any manner violative of any such order.
14-23.    Obligations of Lenders Several.    The obligations of the Lenders hereunder to make Revolving Credit Loans and FILO Loans, to fund participations in L/Cs and Swing Line Loans and to make payments hereunder are several and not joint. The failure of any Lender to make any Revolving Credit Loan or FILO Loan, to fund any such participation or to make any payment hereunder on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Revolving Credit Loan or FILO Loan, to purchase its participation or to make its payment hereunder.
14-24.    Existing Loan Agreement Amended and Restated. This Agreement shall amend and restate the Existing Loan Agreement in its entirety. On the Effective Date, the rights and obligations of the parties under the Existing Loan Agreement shall be subsumed within and be governed by this Agreement; provided, however, that each of the “Revolving Credit Loans” (as such term is defined in the Existing Loan Agreement) outstanding under the Existing Loan Agreement on the Effective Date shall, for purposes of this Agreement, be included as Revolving Credit Loans hereunder and each of the “L/Cs” (as defined in the Existing Loan Agreement) outstanding under the Existing Loan Agreement on the Effective Date shall be L/Cs hereunder.
14-25.    Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Facility Guaranty or the grant of a security interest under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under the Facility Guaranty voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the End Date. Each Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date above first written. This Agreement shall take effect as a sealed instrument.

BORROWER:	AEROPOSTALE, INC., as “Borrower”

By:
	Name:	Marc Miller
	Title:	Chief Financial Officer

GUARANTORS:	AEROPOSTALE WEST, INC
JIMMY’Z SURF CO., LLC
AERO GC MANAGEMENT LLC
AEROPOSTALE PROCUREMENT COMPANY, INC.
AEROPOSTALE LICENSING, INC.
P.S. FROM AEROPOSTALE, INC.,
GOJANE LLC,
each as a "Guarantor"

By:
	Name:	Marc Miller
	Title:	Chief Financial Officer

[Signature Page to Third Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A.,
as "Agent" and a "Lender"

By:
Name:	Christine Hutchinson
Title:	Director

[Signature Page to Third Amended and Restated Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a "Lender"

By:
Name:
Title:

[Signature Page to Third Amended and Restated Loan and Security Agreement]

~~[OTHERS – TBD], as a “Lender”~~

~~By:    ______________________________~~
~~Name:~~
~~Title:~~

[Signature Page to Third Amended and Restated Loan and Security Agreement]

~~1348812.15~~

1654151.9

[Signature Page to Third Amended and Restated Loan and Security Agreement]

Exhibit B

Updated Exhibits to Loan Agreement

[see attached]

Exhibit 4-2 to
The Third Amended and Restated
Loan and Security Agreement

Related Entities and other Guarantors

Aéropostale West, Inc.
Jimmy'Z Surf Co., LLC
Aéropostale Canada, Inc.
Aéropostale Puerto Rico, Inc.
Aéropostale Licensing, Inc.
P.S. from Aéropostale, Inc.
Aéropostale Procurement Company, Inc.
GoJane LLC

21715922v2

Exhibit 4-3 to
The Third Amended and Restated
Loan and Security Agreement

Trade Names

(a)(i)     Aéropostale
P.S. from Aéropostale
GoJane

(a)(ii)     None.

21715922v2

Exhibit 4-5 to
The Third Amended and Restated
Loan and Security Agreement
Locations, Leases and Landlords

(See attached).

21715922v2

Store #	Mall Name	Leased Space	Location Address	Location City & State	Location Zip	RSF	Landlord	Landlord Address	City	State	Zip Code
Aero Locations
11	Franklin Mills Mall	717A	1434 Franklin Mills Cir	Philadelphia, PA	19154	4,865	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
19	Arizona Mills Mall	184	5000 S Arizona Mills Circle	Tempe, AZ	85282	5,474	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
20	Newport Center	B62	30 262 Mall Drive West	Jersey City, NJ	07307	3,392	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
22	Stoneridge Mall	D-109	1120 Stoneridge Mall Dr	Pleasanton, CA	95466	3,709	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
23	Bridgewater Commons	279	400 Commons Way	Bridgewater, NJ	08807	3,130	General Growth	110 North Wacker Drive	Chicago	IL	60606
25	Parmatown Mall	4	W Ridgewood & Ridge Rd	Parmatown, OH	44129	3,017	CB Richard Ellis	7899 West Ridgewood Drive	Parma	OH	44129
27	Great Northern Mall	782	Great Northern Blvd	North Olmstead, OH	44070	3,423	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
28	Woodbridge Center	2,535	260 Woodbridge Ctr Dr	Woodbridge, NJ	07095	3,890	General Growth	110 North Wacker Drive	Chicago	IL	60606
30	Staten Island Mall	247A	2655 Richmond Ave	Staten Island, NY	10314	3,724	General Growth	110 North Wacker Drive	Chicago	IL	60606
31	Rockaway Townsquare Mall	2077A	Route 80 & Mt Hope Ave	Rockaway, NJ	07866	6,129	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
34	The Mall at Greece Ridge	K-013	Ridge & Long Pond Rd	Rochester, NY	14626	3,139	Wilmorite	PO Box 8000	Buffalo	NY	14267
35	Ross Park Mall	G04C	1000 Ross Park Mall Dr	Pittsburgh, PA	15237	4,685	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
36	The Mall at St Matthews	1,340	5000 Shelbyville Rd	Louisville, KY	40207	5,127	General Growth	110 North Wacker Drive	Chicago	IL	60606
37	Cherry Hill Mall	1,265	252 Cherry Hill Mall	Cherry Hill, NJ	08002	6,000	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
38	Valley Fair Shopping Center	B577	2855 Stevens Creek Blvd	Santa Clara, CA	95050	2,864	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
41	River Oaks Center	B06	River Oaks Dr & Torrance	Calumet City, IL	60409	2,778	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
43	Lycoming Mall	812	300 Lycoming Mall Cir	Pennsdale, PA	17756	3,519	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
46	Lehigh Valley Mall	2,096	250 Lehigh Valley Mall	Whitehall, PA	18052	4,066	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
48	South Hills Village	2,125	346 South Hills Village	Upper St Clair, PA	15241	3,590	Simon Property Group	225 W Washington St	Indianapolis	IN	46204

49	Hamilton Mall	2,111	Black Horse Pike	Mays Landing, NJ	08330	4,221	Simon Property Group/Kravco	234 Mall Blvd	King of Prussia	PA	19406
50	Square One Mall	N219	363 Square One Mall	Saugus, MA	01906	3,977	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
51	Dadeland Mall	3050A	7225 Dadeland Mall	Miami, FL	33156	4,674	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
52	Sunrise Mall	F-5	Sunrise Hwy & Carmons Rd	Massapequa, NY	11758	3,290	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
54	Manhattan Mall	162,164 & 166	901 Avenue of the America	New York, NY	10001	5,126	Vornado	210 Route 4 East	Paramus	NJ	07652
57	Eastview Mall	131	7979 Pittsford-Victor Road	Victor, NY	14564	4,107	Wilmorite	PO Box 8000	Buffalo	NY	14267
58	Garden State Plaza	L1A	Route 4 & Route 17	Paramus, NJ	07652	5,903	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
59	Marketplace Mall	A14	3400 W Henrietta Rd	Rochester, NY	14623	3,479	Wilmorite	PO Box 8000	Buffalo	NY	14267
60	Granite Run Mall	217	1067 W Baltimore Pike	Media, PA	19063	3,202	BET Investments	200 Witmer Rd	Horsham	PA	19044
62	Walden Galleria	L213	2000 Walden Ave	Buffalo, NY	14225	7,154	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
63	Burlington Mall	2311B	75 Middlesex Tpke	Burlington, MA	01803	4,105	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
65	Del Amo Mall	14	21600 Hawthorne Blvd	Torrance, CA	90503	3,300	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
66	Roosevelt Field Mall	1036A	630 Old Country Rd	Garden City, NY	11530	5,377	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
67	Smith Haven Mall	J03	148 Smith Haven Mall	Lake Grove, NY	11755	4,116	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
70	Emerald Square	W211	999 South Washington Southtreet	North Attleboro, MA	02760	2,853	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
71	Twelve Oaks Mall	D181	27688 Novi Rd	Novi, MI	48377	4,573	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
75	Poughkeepsie Galleria	A111	2001 South Rd	Poughkeepsie, NY	12601	3,409	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
77	Hamilton Place	156	2100 Hamilton Place Blvd	Chattanooga, TN	37421	4,014	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
84	Gwinnett Place	V06	2100 Pleasant Hill Rd	Duluth, GA	30096	3,383	Moonbeam Capital Investment LLC	9103 Alta Drive	Las Vegas	NV	89145
85	Castleton Square	136	6020 E 82nd St	Indianapolis, IN	46250	4,030	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
86	Towne Center At Cobb	U-10	400 Earnett Barrett Pkwy	Kennesaw, GA	30144	4,098	Simon Property Group	225 W Washington St	Indianapolis	IN	46204

87	Crossgates Mall	B118	120 Washington Ave Ext	Albany, NY	12203	5,259	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
88	Scottsdale Fashion Square	2,129	7014 E Camelback Rd	Scottsdale, AZ	85251	3,708	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
89	Jefferson Valley Mall	F-10	650 Lee Blvd	Yorktown Heights, NY	10598	3,384	Simon Property Group	225 W Washington St	Indianpolis	IN	46204
90	Trumbull Shopping Park	169	5065 Main St	Trumbull, CT	06611	3,500	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
91	Concord Mall	670	4737 Concord Pike	Wilmington, DE	19803	3,600	Allied Properties	4737 Concord Pike	Wilmington	DE	19803
92	Oxford Valley Mall	2,025	2300 E Lincoln Hwy	Langhorne, PA	19047	3,896	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
93	Paramus Park Mall	1,675	700 Paramus Park	Paramus, NJ	07652	4,414	General Growth	110 North Wacker Drive	Chicago	IL	60606
99	Kings Plaza	141	5240 Kings Plaza	Brooklyn, NY	11234	4,895	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
100	Willowbrook Mall	1,245	1444 Willowbrook Mall	Wayne, NJ	07470	4,296	General Growth	110 North Wacker Drive	Chicago	IL	60606
102	Park City Center	G0711	220 Park City Ctr	Lancaster, PA	17601	5,419	General Growth	110 North Wacker Drive	Chicago	IL	60606
103	Ohio Valley Mall	320	Unit #295 Mall Road	St Clairsville, OH	43950	3,567	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
104	Los Cerritos Center	A-17	156 Los Cerritos Ctr	Cerritos, CA	90703	3,900	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
105	Monroeville Mall	265	US Rt 22 E	Monroeville, PA	15146	3,845	CBL & Associates Management Inc.	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
106	Natick Mall	2,184	1245 Worcester Rd	Natick, MA	01760	3,726	General Growth	110 North Wacker Drive	Chicago	IL	60606
108	Aventura Mall	1,327	19575 Biscayne Blvd	Miami, FL	33180	2,629	Turnberry Associates	19501 Biscayne Blvd, Suite 460	Aventura	FL	33180
109	Belden Village	A-2	4381 Belden Village Mall	Canton, OH	44718	3,945	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
110	Dulles Town Center	220	21100 Dulles Town Cir	Dulles, VA	20166	3,000	Lerner	2000 Tower Oaks Blvd	Rockville	MD	20852
111	Lakeside Mall	1,450	14000 Lakeside Cir	Sterling Heights, MI	48313	5,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
112	Holyoke Mall at Ingleside	A-211	50 Holyoke St	Holyoke, MA	01040	3,818	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
113	Genesee Valley Center	465	3231 S Linden Rd	Flint, MI	48507	3,500	Spinoso	100 Northern Concourse	North Syracuse	NY	13212
114	Greenwood Park Mall	G-5	1251 US 31 N	Indianapolis, IN	46142	3,406	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
116	University Park Mall	460	6501 N Grape Rd	Mishawaka, IN	46545	3,634	Simon Property Group	225 W Washington St	Indianapolis	IN	46204

117	Cross County Shopping Center	5,110	8000 Mall Walk	Yonkers, NY	10704	5,558	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
120	St Charles Towne Center	Q08	5000 Rt 301 S	Waldorf, MD	20603	3,582	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
121	Fiesta Mall	1,260	1445 W Southern	Mesa, AZ	85202	3,635	Cushman & Wakefield	1445 W Southern Ave	Mesa	AZ	85202
123	Great Lakes Mall	330A	7850 Mentor Ave	Mentor, OH	44060	3,482	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
124	West Town Mall	1,156	7600 Kingston Pike	Knoxville, TN	37919	2,990	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
127	Edison Mall	1460A	4125 Cleveland Ave	Fort Meyers, FL	33901	3,500	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
129	Quaker Bridge Mall	2087B	Rt 1 & Quaker Bridge Rd	Lawrenceville, NJ	08608	3,800	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
130	Livingston Mall	1,022	112 Eisenhower Pkwy	Livingston, NJ	07039	3,503	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
131	Ocean County Mall	101L	1201 Hooper Ave	Toms River, NJ	08753	3,645	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
133	Tri-County Mall	C-9	11700 Princeton Pike	Cincinnati, OH	45246	2,500	Urban Retail Properties	111 East Wacker, Ste 2400	Chicago	IL	60611
134	Monmouth Mall	3,302	Rts 35 & 36	Eatontown, NJ	07724	3,598	Vornado	210 Route 4 East	Paramus	NJ	07652
136	White Plains	489	100 Main St	White Plains, NY	10601	3,690	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
137	Willow Grove Park	3,029	2500 Moreland Rd	Willow Grove, PA	19090	3,124	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
139	Galleria at Crystal Run	D209	1 Galleria Dr Ste 111	Middletown, NY	10940	4,091	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
140	Destiny USA	C-108	9090 Destiny USA Drive	Syracuse, NY	13204	3,844	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
141	Sun Valley Mall	A-127	1 Sun Valley Mall	Concord, CA	94520	2,590	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
142	Hawthorn Center	G6UL	707 Hawthorn Ctr	Vernon Hills, IL	60061	3,268	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
143	Stratford Square Mall	B20	220 Stratford Square	Bloomingdale, IL	60108	2,557	StreetMAC Asset Managers, LLC	3100 Dundee Road	Northbrook	IL	60062
144	Deptford Mall	2,048	300 N Almonession Rd	Deptford, NJ	08096	4,342	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
145	Stamford Town Center	D113	100 Grey Rock Pl	Stamford, CT	06901	3,454	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
146	Woodfield Mall	G108	5 Woodfield Mall	Schaumburg, IL	60173	5,124	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
147	Fox Valley Shopping Center	B-8	2426 Fox Valley Ctr	Aurora, IL	60504	4,086	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025

148	Danbury Fair Mall	D208	7 Backus Ave	Danbury, CT	06810	4,838	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
149	Eastern Hills Mall	670	4545 Transit Road	Williamsville, NY	14221	3,550	Mountain Development Corp.	100 Delawanna Avenue	Clifton	NJ	07014
150	Freehold Raceway Mall	F-220	3710 Rt 9	Freehold, NJ	07728	3,468	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
151	Silver City Galleria Mall	A206	2 Galleria Mall Dr	Taunton, MA	02780	3,127	CREII Silver City LLC	411 West Putham Ave	Greenwitch	CT	06830
152	Christiana Mall	307	132 Christiana Mall	Newark, DE	19702	4,875	General Growth	110 North Wacker Drive	Chicago	IL	60606
153	Columbia Mall	1,680	10300 Little Patuxent Pkwy	Columbia, MD	21044	4,000	General Growth	110 North Wacker Drive	Columbia	MD	21044
154	Menlo Park Mall	2030 B	100 Menlo Park Mall Rd	Edison, NJ	08837	4,000	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
157	Southlake Mall	628	2141 Southlake Mall Dr	Merrillville, IN	46410	4,005	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
158	Boulevard Mall	655	1231 Niagara Falls Blvd	Amherst, NY	14226	4,731	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
159	Fairfield Mall	W271	2727 Fairfield Mall	Beavercreek, OH	45432	3,731	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
160	Lynnhaven Mall	D06A	701 Lynnhaven Pkwy	Virginia Beach, VA	23452	3,330	General Growth	110 North Wacker Drive	Chicago	IL	60606
162	Seminole Towne Center	H06	268 Towne Center Cir	Sanford, FL	32771	3,213	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
164	Chesterfield Towne Center	562	11500 Midlothian Tpke	Midlothian, VA	23113	3,940	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
166	Queens Center	3,008	90-15 Queens Blvd	Elmhurst, NY	11373	3,823	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
167	Great Northern Mall	C-134	4081 Rt 31	Clay, NY	13041	3,090	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
169	Sangertown Mall	G03	Rt 5 & 5A	New Hartford, CT	13413	4,098	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
171	Westmoreland Mall	218	5256 Rt 30 E	Greensburg, PA	15601	2,838	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
172	Dover Mall	3024	3024 Dover Mall	Dover, DE	19901	4,274	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
174	Green Acres Mall	107	1005 Green Acres Mall	Valley Stream, NY	11581	3,624	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
175	Tippecanoe Mall	C11B	2415 Sagamore Pkwy S	Lafayette, IN	47905	4,600	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
176	Fox Run Mall	L7	50 Fox Run Rd	Newington, NH	03801	3,670	Simon Property Group	225 W Washington St	Indianapolis	IN	46204

177	The Shops at Ithica Mall (Pyramid Mall)	B07	40 Catherwood Rd	Ithaca, NY	14850	3,533	Triax Management Corp	40 Catherwood Drive	Ithaca	NY	14850
178	Hudson Valley Mall	H-04	1300 Ulster Avenue	Kingston, NY	12401	3,600	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanoogo	TN	37421
183	Metrocenter Mall	2172A	9818 Metro Pkwy E	Phoenix, AZ	85051	3,702	Carlyle Development Group	2700 Westchester Avenue	Purchase	NY	10577
184	Palisades Center	B203	2452 Palisades Center Dr	West Nyack, NY	10994	5,649	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
185	South Shore Mall	N23	1701 Sunrise Hwy	Bay Shore, NY	11706	3,593	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
188	Stones River Mall	A160	1720 Old Fort Parkway	Murfreesboro, TN	37129	3,000	Bayer Properties Inc.	2222 Arlington Ave	Birmingham	AL	35205
189	Southland Shopping Center	1290	23000 Eureka Rd	Taylor, MI	48180	3,500	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
190	Dayton Mall	252	OH	Dayton, OH	45459	3,720	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
192	The Pavillions at Buckland Hills	1138	194 Buckland Hills Dr	Manchester, CT	06040	4,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
193	Exton Square Mall	2005	306 Exton Square Pkwy	Exton, PA	19341	3,360	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
194	Mall of New Hampshire	W123	1500 S Willow St	Manchester, NH	03103	3,708	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
195	Crystal Mall	R207	850 Hartford Tpke	Waterford, CT	06385	2,842	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
197	Annapolis Mall	126	1340 Annapolis Mall	Annapolis, MD	21401	3,974	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
198	Orland Square Shopping Center	B11	240 Orland Square	Chicago, IL	60462	3,081	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
200	Northshore Mall	E155	210 Andover St	Peabody, MA	01960	3,467	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
201	Southern Park Mall	751 A	7401 Market St	Youngstown, OH	44512	3,700	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
202	Great Lakes Crossing	859RENEW	4532 Baldwin Rd	Auburn Hills, MI	48326	3,184	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
203	Northwoods Mall	G532	2150 Northwoods Blvd	Charleston, SC	29406	4,073	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
204	Mall of America	N267	60 E Broadway	Bloomington, MN	55425	8,027	Triple Five	8882-17 Street,	Edmonton	AB	T5T 4M2
205	Century Mall III	629	3075 Clairton Rd	West Mifflin, PA	15123	3,107	Moonbeam Capital Investment LLC	9103 Alta Drive	Las Vegas	NV	89145

206	Hanes Mall	AL-120	3320 Silas Creek Pkwy	Winston Salem, NC	27103	3,962	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
207	Rivertown Crossing	2048	3700 Rivertown Pkwy SW	Grandville, MI	49418	5,571	General Growth	110 North Wacker Drive	Chicago	IL	60606
208	Providence Place	5360	118 Providence Pl	Providence, RI	02903	3,090	General Growth	110 North Wacker Drive	Chicago	IL	60606
209	Meriden Square Mall	4068	470 Lewis Ave	Meriden, CT	06451	3,436	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
214	Southpark Center	DL 408	408 Southpark Ctr	Strongsville, OH	44136	3,428	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
215	Glenbrook Square Mall	L06	4201 Coldwater Rd	Fort Wayne, IN	46805	5,500	General Growth	110 North Wacker Drive	Chicago	IL	60606
216	Market Place Shopping Center	340	2000 N Neil St	Champaigne, IL	61820	3,826	General Growth	110 North Wacker Drive	Chicago	IL	60606
218	Summit Mall	258A	3265 W Market St	Akron, OH	44333	3,139	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
219	Eastwood Mall	652	5555 Youngstown-Warren Rd	Niles, OH	44446	3,500	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
220	College Mall	M13A	2918 E Third St	Bloomington, IN	47401	3,523	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
221	Muncie Mall	LO5	3501 N Granville Ave	Muncie, IN	47303	3,698	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
222	Plymouth Meeting Mall	2100	500 W Germantown Pike	Plymouth, PA	19462	3,083	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
223	Haywood Mall	2045	700 Haywood Mall	Greenville, SC	29605	3,442	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
224	Jersey Gardens	2076	651 Kapkowski Rd	Elizabeth, NJ	07201	5,331	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
225	Knoxville Center Mall	P04A	3001 Knoxville Center Dr	Knoxville, TN	37924	3,019	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
226	Meridian Mall	243	1982 E Grand River Ave	Lansing, MI	48864	3,690	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
227	Franklin Park Mall	1430	5001 Monroe St	Toledo, OH	43623	5,509	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
228	Potomac Mills Center	247A	2700 Potomac Mills Cir	Woodbridge, VA	22192	3,561	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
230	Coolsprings Galleria	2140	1800 Galleria Blvd	Franklin, TN	37067	3,736	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
231	Fairlane Town Center	N314	18900 Michigan Ave	Dearborn, MI	48126	3,047	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200

233	Colonial Mall Gadsden	47	1001 Rainbow Dr	Gadsden, AL	35901	3,165	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
234	Colonial Park Mall	15	Rt 22 and Colonial Road	Harrisburg, PA	17109	3,260	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
236	Pheasant Lane Mall	E139	310 Daniel Webster Hwy	Nashua, NH	03060	4,481	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
237	Beaver Valley Mall	640	640 Beaver Valley Mall	Monaca, PA	15061	4,000	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
238	Honey Creek	B2	3401 S US Hwy 41	Terre Haute, IN	44310	3,667	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
239	RiverGate Mall	1040	1000 Two Mile Pkwy	Goodlettsville, TN	37072	3,452	Hendon Properties	3445 Peachtree Road	Atlanta	GA	30326
240	Cary Town Center	E4428	1105 Walmut St	Raleigh, NC	27511	2,567	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
242	Grand Central Mall	251	100 Grand Central Mall	Vienna, WV	26105	3,808	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
243	Mall at Johnson City	17	2011 N Roan St	Johnson City, TN	37601	4,028	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
244	Maplewood Mall	2048B	3001 White Bear Ave	Maplewood, MN	55109	3,700	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
246	Chapel Hill Mall	339	2000 Britain Ste 431	Akron, OH	44310	3,418	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
247	Fashion Square Mall	C312	4691 Fashion Square Mall	Saginaw, MI	48604	3,009	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
248	Wilton Mall	F017	3065 Rt 50	Saratoga Springs, NY	12866	3,382	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
249	Asheville Mall	L42	3 S Tunnel Rd	Asheville, NC	28805	3,154	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
250	Burnsville Center	1044	1178 Burnsville Ctr	Burnsville, MN	55306	3,886	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
251	Eastland Mall	414	800 N Green River Rd	Evansville, IN	47715	5,198	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
252	Opry Mills Mall	306A	433 Opry Mills Dr	Nashville, TN	57214	4,000	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
254	Mid Rivers	1252	1252 Mid Rivers Mall Dr	St Peters, MO	63376	3,133	CBL & Associates Management Inc.	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
256	Independence Mall	D114	101 Independence Mall Wy	Kingston, MA	02364	3,027	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078

257	Circle Centre Mall	F16	49 W Maryland St	Indianapolis, IN	46225	3,632	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
258	Tysons Corner Center	G005U	7983 Tysons Corner Ctr	McLean, VA	22102	3,578	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
259	Arundel Mills	211	7000 Arundel Mills Cir	Hanover, MD	21076	3,088	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
260	Arnot Mall	N-9	3300 Chambers Rd	Horsehead, NY	14844	3,000	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
261	Morgantown	613	9613 Mall Rd	Morgantown, WV	26501	2,870	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
262	Arbor Place	1180	6700 Douglas Blvd	Douglassville, GA	30315	3,237	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
263	Governor's Square	2170	1500 Apalachee Pkwy	Tallahassee, FL	32301	3,024	General Growth	110 North Wacker Drive	Chicago	IL	60606
265	Miller Hill	J08	1600 Miller Trunk Hwy	Duluth, MN	55811	2,842	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
266	Merle Hay Mall	912	3800 Merle Hay Rd	Des Moines, IA	50310	3,456	Abbell Associates	30 N. LaSalle St	Chicago	IL	60602
268	Oak Court	1130	4465 Poplar Ave	Memphis, TN	38117	4,876	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
269	Four Seasons Mall	209	209 Four Seasons Town Ctr	Greensboro, NC	27427	3,585	General Growth	110 North Wacker Drive	Chicago	IL	60606
271	Harford Mall	W4	678 Belair Rd	Belair, MD	21014	3,243	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
272	University Mall	112	1701 McFarlen Blvd E	Tuscaloosa, AL	35405	3,539	Aronov Realty Management	3500 Eastern Blvd.	Montgomery	AL	36116-1781
273	Meadowbrook Mall	640	2640 Meadowbrook Rd	Bridgeport, WV	26330	3,352	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
274	Sandusky Mall	327	4314 Milan Rd	Sandusky, OH	44870	3,488	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
275	Eastland Mall	1055	1615 E Empire St	Bloomington, IL	61701	4,211	CBL & Associates Management Inc.	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
277	Brass Mill	1128	495 Union St	Waterbury, CT	06706	3,759	General Growth	110 North Wacker Drive	Chicago	IL	60606
278	White Marsh	2050	8200 Perry Hall Blvd	Baltimore, MD	21236	5,273	General Growth	110 North Wacker Drive	Chicago	IL	60606
280	Concord Mills	658	8111 Concord Mills Blvd	Concord, NC	28027	5,100	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
281	Kennedy Mall	566	555 John F Kennedy Rd	Dubuque, IA	52002	3,745	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
282	Augusta Mall	1320	3450 Wrightsboro Rd	Augusta, GA	30909	3,242	General Growth	110 North Wacker Drive	Chicago	IL	60606

283	Independence Mall	1093	3500 Oleander Dr	Wilmington, NC	28403	3,216	Madison Marquette	3500 Oleander Drive	Wilmington	NC	28403
285	Colonial Mall Greenville	D4	714 SE Greenville Blvd	Greenville, NC	27858	2,895	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
286	Richland Mall	A7	649 Richland Mall	Mansfield, OH	44906	4,242	Madison Marquette	2001 Pennsylvania Ave NW	Washington	DC	20006
287	North Dartmouth Mall	1360	137 North Dartmouth Mall	North Dartmouth, MA	02747	3,300	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
288	Eastland Mall	B8	2716 Eastland Mall	Columbus, OH	43232	4,560	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
289	Woodland Mall	107	3195 28th St	Grand Rapids, MI	49512	3,615	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
290	Valley Hills Mall	230	1960 Hwy 70 SE	Hickory, NC	28602	3,699	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
291	Riverchase Galleria	221	2000 Riverchase Galleria	Hoover, AL	35244	3,089	General Growth	110 North Wacker Drive	Chicago	IL	60606
292	Westroads	3667	10000 California St	Omaha, NE	68114	4,022	General Growth	110 North Wacker Drive	Chicago	IL	60606
293	Tanger Factory Outlet Center-NY	1409A	1770 W Main St	Riverhead, NY	11901	3,860	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
294	Springfield Mall	U10B	1250 Baltimore Pkwy	Springfield, PA	19064	3,258	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
297	Macomb Mall	240 & 250	32281 Gratiot Ave	Roseville, MI	48066	3,000	HKS Management	939 W. North Avenue	Chicago	IL	60642
299	Mall of Louisiana	2186	6401 Blue Bonnet Blvd	Central, LA	70836	3,369	General Growth	110 North Wacker Drive	Chicago	IL	60606
300	River Hills Mall	308	1850 Adams St	Mankato, MN	56001	3,044	General Growth	110 North Wacker Drive	Chicago	IL	60606
301	Colonial Mall Bel Aire	C19	3449 Bel Air Mall	Mobile, AL	36606	2,846	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
303	Northtown Mall	H19	398 Northtown Dr	Blaine, MN	55434	3,600	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
304	Bangor Mall	1051	663 Stillwater Ave	Bangor, ME	04401	3,514	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
305	Oakdale	35	601-635 Harry L. Drive	Johnson City, NY	13790	4,000	Vornado	210 Route 4 East	Paramus	NJ	07652
306	Independence Center	G07	1162 Independence Center Dr	Independence, MO	64057	4,174	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
307	Polaris	2094	1500 Polaris Pkwy	Columbus, OH	43240	3,243	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
308	South County Mall	342	51 South County Centerway	Koch, MO	63129	3,861	CBL & Associates Management Inc.	2030 Hamilton Place Blvd.	Chattanooga	TN	37421

309	Midway Mall	F36	3214 Midway Mall	Elyria, OH	44035	3,036	Madison Marquette	2001 Pennsylvania Ave NW	Washington	DC	20006
310	Valley View Mall	UB 80	4802 Valley View Blvd NW	Roanoke, VA	24012	3,866	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
311	West Ridge Mall	G13A	1801 S W Wannamaker Rd	Topeka, KS	66604	3,093	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
312	McKinley Mall	714	3701 McKinley Pkwy	Buffalo, NY	14219-2683	3,337	Stoltz	725 Conshohocken State Road	Bala Cynwyd	PA	19004
313	Maine Mall	N137	364 Main Mall Rd	South Portland, ME	04106	3,970	General Growth	110 North Wacker Drive	Chicago	IL	60606
314	CherryVale Mall	F29	7200 Harrison Ave	Rockford, IL	61112	3,438	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
315	St Clair Square	105	134 St Clair Square	Fairview Heights, IL	62208	4,042	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
316	Cross Creek Mall	TB7	443 Cross Creek Mall	Fayetteville, NC	28303	4,599	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
317	Charleston Town Center	2105	2105 Charleston Town Ctr	Charleston, WV	25389	2,849	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
319	White Oaks Mall	c10	2501 W Wabash	Springfield, IL	62704	3,623	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
330	Park Plaza Mall	3048	6000 West Markham Street	Little Rock, AR	72205	2,910	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
331	The Hanover Mall	113	1775 Washington St	Hanover, MA	02339	3,000	CBL & Associates Management Inc.	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
332	Chicago Ridge	H-1	444 Chicago Ridge Mall Drive	Chicago, IL	60415	3,509	Starwood Retail	591 West Putnum Ave	Chicago	IL	60601
333	Washington Square	166	10202 E Washington St	Indianapolis, IN	46229	3,016	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
334	Ashland Town Center	468	500 Winchester Ave	Ashland, KY	41101	3,354	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
335	River Valley Mall	317	1635 River Valley Circle South	Lancaster, OH	43130	3,740	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
336	Logan Valley Mall	A - 944	5580 Goods Lane	Altoona, PA	16602	3,227	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
337	Capital City Mall	230	3506 Capital City Mall Dr	Camp Hill, PA	17011-7003	3,603	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
338	Jefferson Pointe Mall	H10	4120 W Jefferson Blvd	Fort Wayne, IN	46804	3,401	UCR Asset Services	Ste 800	Dallas	TX	75231

339	The Mall at Whitney Field	238	100 Commercial Road	Leominster, MA	46804	3,548	The Mall at Whitney Field	100 Commercial Road	Leominster	MA	46804
340	Oakwood Mall	322	4800 Golf Rd	Eau Claire, WI	54701	3,786	General Growth	110 North Wacker Drive	Chicago	IL	60606
341	The Lakes Mall	1076	1740 Mt Garfield Rd	Muskegon, MI	49444	2,928	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
342	York Galleria	166	2899 Whiteford Road	York, PA	17402	3,055	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
343	River Ridge Mall	B90	3405 Candlers Mountain Rd	Lynchburgh, VA	24502	3,200	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
346	Robinson Town Center	2490	Robinson Mall	Robinson Township, PA		3,266	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
347	Stroud Mall	152	344 Stroud Mall Rd.	Stroudsburg, PA	18360	2,750	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
348	Connecticut Post	2035	1201 Boston Post Rd	Milford, CT	06460	4,680	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
349	Berkshire Mall	310	1665 State Hill Rd	Wyomissing, PA	19610	4,300	Allied Properties	4737 Concord Pike	Wilmington	DE	19803
351	The Plaza at King of Prussia	2035	160 N Guloph Rd	King of Prussia, PA	19406	6,306	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
353	Northpark Mall	36	320 W Kimberly Rd	Davenport, IA	52806	3,415	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
355	Eastgate Mall	B-344	4601 Eastgate Blvd	Cincinnati, OH	45245	3,964	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
356	Southpark	F40	224 South Park Cir	Colonial Heights, VA	23834	3,150	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
357	Clearview Mall	720	101 Clearview Circle	Butler, PA	16001	2,997	Gumburg Asset Mgmt. Corp.	3200 North Federal Highway	Ft. Lauderdale	FL	33306
358	Gateway Mall	C338	#5 Gateway	Lincoln, NE	68505	3,728	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
360	Nittany Mall	731	2901 East College Ave	State College, PA	16801	3,333	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
361	Spring Hill	1422	1072 Spring Hill Mall	West Dundee, IL	60118	3,402	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
362	Solomon Pond	N219	601 Donald Lynch Blvd	Marlborough, MA	01752	3,208	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
363	Mall of Georgia	2025	3333 Buford Dr	Buford, GA	30519	3,713	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
364	Northwoods Mall	BL06	2200 West War Memorial Dr.	Peoria, IL	61613	4,281	Simon Property Group	225 W Washington St	Indianapolis	IN	46204

365	Findlay Village	153	Findlay-Tiffin Rd, US 224	Findlay, OH	45839	3,600	Gumburg Asset Mgmt. Corp.	3200 North Federal Highway	Ft. Lauderdale	FL	33306
366	Wausau Center	A124		Wausau, WI		3,600	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
367	Birchwood Mall	0222	4350 24th Avenue #324	Fort Gratiot, MI	48059	3,199	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
368	Susquehanna Valley	F02A	Rtes 11 & 15	Selinsgrove, PA	17870	3,090	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
371	Salmon Run Mall	B117	Interstate Rte 81	Watertown, NY	13601	2,958	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
372	Champlain Center North	C119	459 Rte 3	Plattsburgh, NY		3,366	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
373	Florence Mall	2018	1132 Florence Mall	Florence, KY		4,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
375	Palmer Park Mall	B-9	2455 Park Ave	Easton, PA	18042	2,971	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
376	Manhattan Town Center	250	100 Manhattan Center	Manhattan, KS	66502	3,500	Urban Retail Properties, LLC	111 East Wacker, Ste 2400	Chicago	IL	60601
377	Jefferson Mall	C-576	4801 Outer Loop	Louisville, KY	40219	2,521	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
378	University Mall	H05	155 Dorset Street	South Burlington, VT	05403	3,000	Finard Properties LLC	419 Boylston St	Boston	MA	02116
379	Rockingham Park Mall	W247	99 Rockingham Park Blvd	Salem, NH	03079	3,419	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
380	Brookfield Square	D-07	95 North Moorland Road	Brookfield, WI	53005-6084	3,987	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
381	Johnstown Galleria	220	Galleria Drive	Johnstown, PA	15901	3,250	Zamias	300 Market Street	Johnstown	PA	15901
382	Madison Square Mall	17 & 18	5901 University Drive	Huntsville, AL	35806	3,060	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
383	Rotterdam Square	G - 106	93 West Campbell Road	Schenectady, NY	12306	2,930	Rotterdam Square	93 West Campbell Road	Schenectady	NY	12306
384	Kenwood Town Center	L-209	7875 Montgomery Road	Cincinnati, OH	45236	3,650	General Growth	110 North Wacker Drive	Chicago	IL	60606
385	Kentucky Oaks Mall	270	5101 Hinkleville Road	Paducah, KY	42001	3,651	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
386	Upper Valley Mall	242	1475 Upper Valley Pike	Springfield, OH	45504	3,024	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
387	Apple Blossom Mall	S131A	1850 Apple Blossom Drive	Winchester, VA	22601	3,252	Simon Property Group	225 W Washington St	Indianapolis	IN	46204

388	College Square - IA	1325	6301 University Avenue	Cedar Falls, IA	50613	3,514	GK Developement Inc.	257 E Main St. Suite 100	Barrington	IL	60010
389	Wolfchase Galleria	1450	2760 North Germantown Parkway	Memphis, TN	38133	3,453	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
390	Magnolia Mall	1418	271 David McLead Boulevard	Florence, SC	29501	3,002	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
392	West Towne Mall	D8	66 West Towne Mall	Madison, WI	53719-1069	3,050	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
393	Regency Mall	B-216	5538 Durand Avenue	Racine, WI	53406-5052	3,450	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
394	Northgate Mall	114	9501 Colerain Avenue	Cincinnati, OH	45251	3,300	Northgate Mall	9501 Colerain Avenue	Cincinnati	OH	45251
395	Brunswick Square	212	755 State Highway 18	East Brunswick, NJ	08816	3,790	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
396	Easton Town Center	422	4045 The Strand West	Columbus, OH	43219	3,673	Steiner and Associates, Inc.	4016 Townsfair Way	Columbus	OH	43219
397	Indian Mound Mall	725	771 South 30th Street	Heath, OH	43056	3,953	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
398	Towne East Square	H10A	7700 East Kellog Drive	Wichita, KS	67207	3,100	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
399	Sikes Senter Mall	490	3111 Midwestern Parkway	Wichita Falls, TX	76308	3,500	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
441	Georgia Square Mall	16	3700 Atlanta Highway	Athens, GA	30606-3155	3,150	Hendon Properties	3445 Peachtree Road	Atlanta	GA	30326
442	Mall of Abilene	1132	4310 Buffalo Gap Rd	Abilene, TX	79606	3,339	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
444	Central Mall	125	5111 Rogers Avenue	Fort Smith, AR	72903	2,920	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
446	Westwood Mall	804	1850 West Michigan Ave.	Jackson, MI	49201	4,214	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
447	Eastwood Town Center	I4	3011 Preyede Blvd.	Lansing, MI	48912	3,600	RPAI Southwest Management LLC	2021 Spring Road	Oak Brook	IL	60523
448	Penn Square Mall	2010	1901 Northwest Expressway	Oklahoma City, OK	73116	3,152	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
449	Louis Joliet Mall	1118	1118 Mall Loop Drive	Joliet, IL	60431	4,281	Starwood Retail	591 West Putnum Ave	Joliet	IL	60431
450	Crossroads Center	E-10	4101 West Division Street	St. Cloud, MN	56301	4,021	General Growth	110 North Wacker Drive	Chicago	IL	60606
451	University Mall	A16	1237 East Main Street PO Box 3187	Carbondale, IL	62902	3,600	Urban Retail Properties	111 East Wacker, Ste 2400	Chicago	IL	60611
452	West Valley Mall	254	3200 North Naglee Road	Tracy, CA	95304	3,498	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703

453	Cape Cod Mall	S-119	Route 132 & Route 28	Hyannis, MA	02601	3,862	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
454	Grand Traverse Mall	208	3200 S Airport Road West	Traverse City, MI	49684	3,040	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
456	Lakeland Square Mall	630	3800 US HWY 98N.	Lakeland, FL	33809	3,200	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
457	Colony Square	430	3575 Maple Ave	Zanesville, OH	43701	2,659	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
459	Towne Mall	A-006	1704 Dixie Highway	Elizabethtown, KY	42701	3,000	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
460	Janesville Mall	155A	2500 Milton Ave	Janesville, WI	53545	3,418	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
461	West Park Mall	251D	3049 William	Cape Girardeau, MO	63703	3,811	Madison Marquette	2001 Pennsylvania Ave NW	Washington	DC	20006
462	Viewmont Mall	772	Scranton Carbondale Highway	Scranton, PA	18508-1305	3,300	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
463	Swansea Mall	1106A	Swansea Mall Drive	Swansea, MA	02777	3,028	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
464	Bay City Mall	E505	4101 East Wilder Road	Bay City, MI	48706	3,410	HKS Management	939 W. North Avenue	Chicago	IL	60642
465	Lansing Mall	174	5330 W. Saginaw Highway	Lansing, MI	48917	3,500	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
466	Lakeview Square Mall	631	5775 Beckley Road	Battle Creek, MI	49015	3,500	GK Development, Inc	257 East Main Street, Ste 100	Barrington	IL	60010
467	Governor's Square Mall	680	2801 Wilma-Rudolph Blvd	Clarksville, TN	37042	3,720	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
468	Eastfield Mall	129	1655 Boston Road	Springfield, MA	01129	3,470	Mountain Development Corp.	100 Delawanna Avenue	Clifton	NJ	07014
469	Northpark Mall	162	Northpark Mall	Joplin, MO	64801	3,167	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
470	Northgate Mall (TN)	F020/F0303	203 Northgate Mall	Chattanooga, TN	37415	3,000	CBL & Associates Management Inc.	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
471	Hulen Mall	1635	1070 Hulen Mall	Fort Worth, TX	76132	2,909	General Growth	110 North Wacker Drive	Columbia	MD	21044
472	Ridgmar Mall	K15	2044 Green Oaks Road	Fort Worth, TX	76116	2,982	GK Development	257 East Main Street, Ste 100	Barrington	IL	60010
474	Apache Mall	311	333 Apache Mall	Rochester, MN	55902	3,041	General Growth	110 North Wacker Drive	Chicago	IL	60606
475	Anderson Mall	Q-8B	3101 North Main Street	Anderson, SC	29621	3,848	Simon Property Group	225 W Washington St	Indianapolis	IN	46204

476	South Shore Plaza	2067	250 Granite Street	Braintree, MA	02184	4,964	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
477	Northgate Mall (NC)	410	1058 West Club Road	Raleigh, NC	27701	2,747	Northgate Associates	PO Box 2476	Durham	NC	27715
478	Yorktown Mall	133	133 Yorktown Center	Lombard, IL	60148	2,835	Collarmele Patners	2929 East Commercial Blvd	Fort Lauderdale	FL	33308
479	Pecanland Mall	1412	4700 Millhaven Road	Monroe, LA	71203	3,654	General Growth	110 North Wacker Drive	Chicago	IL	60606
481	Park Place Mall	344	5870 East Broadway Blvd	Tucson, AZ	85711	3,918	General Growth	110 North Wacker Drive	Chicago	IL	60606
482	Neshaminy Mall	622	622 Neshaminy Mall	Bensalem, PA	19020	3,175	General Growth	110 North Wacker Drive	Chicago	IL	60606
483	Triangle Town Center	FL1041 New	5950 Triangle Town Blvd.	Raleigh, NC	27616	3,541	CBL & Associates Management Inc.	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
484	The Oaks Mall	D-5 and D-6	6357 West Newberry Road	Gainsville, FL	32605	3,349	General Growth	110 North Wacker Drive	Chicago	IL	60606
485	Collin Creek Mall	1375	811 North Central Expressway	Plano, TX	75075	3,531	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
486	Colonial Mall at Auburn	44	1627-44 Opelika Road	Auburn, AL	36830	3,538	Hull Storey Gibson Companies, LLC	1627 Opelika Rd	Auburn	AL	36830
487	Carolina Place Mall	A-08	11025 Carolina Place Parkway	Pineville, NC	28134	4,145	General Growth	110 North Wacker Drive	Chicago	IL	60606
488	The Parks at Arlington	2420	3811 South Cooper Street	Arlington, TX	76015-4194	4,313	General Growth	110 North Wacker Drive	Chicago	IL	60606
489	Towne Square Mall	E-5	5000 Frederica Street	Owensboro, KY	42301	3,674	Towne Square Mall, LLC	3500 Eastern Blvd	Montgomery	AL	36123-5000
490	Grove City Premium Outlets	1045	1911 Leesburg Grove City Road	Grove City, PA	16127	4,749	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
491	Hagerstown Premium Outlets	520	495 Prime Outlets Blvd.	Hagerstown, MD	21740	5,063	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
492	San Marcos Outlet Stores	401 &402	3939 South I H 35	San Marcos, TX	78666-5957	5,764	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
493	Rehoboth Outlets	321	1600 Ocean Outlets	Rehoboth Beach, DE	19971	5,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
494	Valley Mall	412A	1925 E. Market Street	Harrisonburg, VA	22801	3,200	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
507	Greenwood Mall	516	2625 Scottsville Road	Bowling Green, KY	42104	7,168	General Growth	110 North Wacker Drive	Chicago	IL	60606
508	Myrtle Beach Outlet	H100	4625 Factory Stores Blvd.	Myrtle Beach, SC	29579	5,040	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
509	Pleasant Prairie Outlets	C050	11211 120th Avenue	Kenosha, WI	53158	3,600	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068

510	Jeffersonville	755	8755 Factory Shops Blvd	Jeffersonville, OH	43128	4,976	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
511	Birch Run Premium Outlets	H010	12140 South Beyer Road	Birch Run, MI	48415	6,000	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
512	Prime Outlets Niagara	20 / 21	1672 Military Road	Niagara Falls, NY	14304	5,730	AWE Talisman	355 Alhambra Circle	Coral Gables	FL	33134
515	Waterloo Outlets	C098	655 Route 318	Waterloo, NY	13165	6,000	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
516	Huntley Outlets	A-2	11800 Factory Shops BLvd	Huntley, IL	60149	5,104	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
517	New River Valley Mall	716	782 New River Road	Christiansburg, VA	24073-6506	3,542	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
518	Crossroads Mall	120	6650 South Westnedge Road	Portage, MI	49024	3,271	General Growth	110 North Wacker Drive	Chicago	IL	60606
519	Wyoming Valley Mall	338	29 Wyoming Valley Mall	Wilkes Barre, PA	18702	3,976	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
520	Virginia Center Commons	324	10101 Brook Road	Glen Allen, VA	23059	2,809	Simon Property Group LP	225 W Washington St	Indianapolis	IN	46204-3438
521	Geneva Center Commons	2200	502 Commons Way	Geneva, IL	60134	3,600	Mid-America	One Parkview Plaza	Oakbrook Terrace	IL	60181
522	Southridge Mall	1300	5300 South 76th Street	Greendale, WI	53129	4,500	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
523	Tulsa Promenade	221	4107 South Yale Avenue	Tulsa, OK	74135	3,682	Tulsa Promenade Reatly Mgmt LLC	4107 South Yale Ave	Tusla	OK	74135
524	Esplanade Mall	220	1401 West Esplanade Avenue	Kenner, LA	70065	3,274	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
525	Kirkwood Mall	440	877 Kirkwood Mall	Bismarck, ND	58504	4,284	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
526	Grapevine Mills Mall	526A	3000 Grapevine Mills Parkway	Grapevine, TX	76051	6,792	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
527	Golden East Crossing	1112	1100 N. Wesleyan Blvd	Rocky Mount, NC	27804	2,606	Hendon Properties	3445 Peachtree Road	Atlanta	GA	30326
528	Sarasota Square	A2	8201 South Tamiami Trail	Sarasota, FL	34238	3,200	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
529	Green Tree Mall	526	757 E. Highway 131	Clarksville, IN	47129	3,000	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanoogo	TN	37421
530	Columbia Mall (MO)	318	2300 Bernadette Drive	Columbia, MO	65203	3,003	General Growth	110 North Wacker Drive	Chicago	IL	60606
531	Quintard Mall	72-B	700 Quintard Drive	Oxford, AL	36203	3,515	Grimmer Realty Company	200 Green Springs Highway	Birmingham	AL	35209-4906

532	Huntington Mall	760	Route 60 and Mall Road	Barboursville, WV	25504	3,566	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
533	Northtown Mall	2216	4750 North Division Street	Spokane, WA	99207	3,067	General Growth	110 North Wacker Drive	Chicago	IL	60606
535	Bellis Fair Mall	604	1 Bellis Fair Parkway	Bellingham, WA	98226	3,426	General Growth	110 North Wacker Drive	Chicago	IL	60606
536	Patrick Henry Mall	413	12300 Jefferson Ave.	New Port News, VA	23602	3,434	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
537	The Citadel Mall	2392	750 Citadel Drive	Colorado Springs, CO	80909	3,914	Spinoso	100 Northern Concourse	North Syracuse	NY	13212
538	North East Mall	D-18B	1001 Melbourne Street	Hurst, TX	76053	3,199	Simon Property Group LP	225 W Washington St	Indianapolis	IN	46204-3438
539	Alderwood Mall	230	3000 184th Street Southwest	Lynnwood, WA	98037	3,132	General Growth	110 North Wacker Drive	Chicago	IL	60606
540	Kitsap Mall	A08	10315 Silverdale Way Northwest	Silverdale, WA	98383	3,500	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
541	South Hill Mall	944	3500 South Meridian	Puyallup, WA	98373	3,382	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
543	Vancouver Mall	246	8700 NE Vancouver Mall Drive	Vancouver, WA	98662	3,210	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
544	Bay Park Square	985	303 Bay Park Square	Green Bay, WI	54304	3,527	Simon Property Group LP	225 W Washington St	Indianapolis	IN	46204-3438
545	Country Side Mall	1059	27001 US Highway 19	Clearwater, FL	33761	3,349	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
546	Fox River Mall	104 old	4301 West Wisconsin Ave	Appleton, WI	54913	4,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
548	Lima Mall	542	2400 Elida Road	Lima, OH	45805	4,000	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
549	Valley View Mall-WI	162	3800 State Road 16	LaCrosse, WI	54601	3,422	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
550	Post Oak Mall	4006	1500 Harvey Road	College Station, TX	77840	3,785	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
551	Midland Mall	234	6800 Eastman Avenue	Midland, MI	48642	3,800	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
553	Carolina Mall	265	1408 Concord Parkway N.	Concord, NC	28025	3,418	Hull Storey Gibson Companies, LLC	1190 Interstate Parkway	Augusta	GA	30909
554	Valley West Mall	182	1551 Valley West Drive	West DeMoines, IA	50266	3,888	Valley West Mall	1551 Valley West Drive	West DeMoines	IA	50266
555	Cordova Mall	B-217	5100 North Nine Avenue	Pensacola, FL	32504	3,999	Simon Property Group	225 W Washington St	Indianapolis	IN	46204

557	Quail Springs	252	2501 West Memorial Road	Oklahoma City, OK	73134	3,333	General Growth	110 North Wacker Drive	Chicago	IL	60606
558	Towne West Square	K02A	4600 West Kellogg	Wichita, KS	67209	3,180	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
560	North Point Mall	2122	2122 North Point Circle	Alpharetta, GA	30022	3,596	General Growth	110 North Wacker Drive	Chicago	IL	60606
561	Altamonte Mall	1453	451 East Altamonte Drive Suite 1453	Altamonte Springs, FL	32701	3,552	General Growth	110 North Wacker Drive	Chicago	IL	60606
563	Vista Ridge Mall	1386	2401 South Stemmons Fairway	Lewisville, TX	75067	2,762	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
565	North Star Mall	100	7400 San Pedro	San Antonio, TX	78216	4,620	General Growth	110 North Wacker Drive	Chicago	IL	60606
566	Memorial City Mall	201	303 Memorial City Mall	Houston, TX	77027	3,458	Memorial City Mall Mall, LP	929 Gessner	Houston	TX	77024
567	Empire Mall	314	1230 Empire Mall	Sioux Falls, SD	57106	3,409	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
568	Southern Hills Mall	312	4400 Sergeant Road	Sioux City, IA	51106	3,561	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
569	Oglethorpe Mall	32	7804 Abercorn Street	Savannah, GA	31406	3,580	General Growth	110 North Wacker Drive	Chicago	IL	60606
570	Southlake Mall	1206	1206 Southlake Mall	Morrow, GA	30260	8,242	General Growth	110 North Wacker Drive	Chicago	IL	60606
571	Millcreek Mall	250	250 Millcreek Mall	Erie, PA	16565	3,708	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
572	Vintage Faire Mall	Q06	3401 Dale Road	Modesto, CA	95356	3,776	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
573	Wiregrass Commons	95	900 Commons Drive	Dothan, AL	36303	3,407	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
574	Westgate Mall	370	205 West Blackstock Road	Spartanburg, SC	29301	4,191	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
575	Deerbrook Mall	1090	20131 Highway 59 North	Humble, TX	77338	3,090	General Growth	110 North Wacker Drive	Chicago	IL	60606
576	Colonial Mall Valdosta	1034	1700 Norman Drive	Valdosta, GA	31601	3,371	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
577	Parkway Place Mall	242	2801 South Memorial Parkway	Huntsville, AL	35801	3,545	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
578	Francis Scott Key Mall	660	5500 Buckyestown	Frederick, MD	21703	4,089	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
579	Tanger Five Oaks	1370	1645 Parkway Suite	Sevierville, TN	37862	3,550	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
580	Ellenton Premium Outlets	905	5109 Factory Shops Blvd	Ellenton, FL	34222	4,118	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068

581	Gaffney Premium Outlets	235	235 Factory Shops Blvd.	Gaffney, SC	29341	3,514	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
582	Tanger Outlet Center in Foley	422	2601Soth McKenzie	Foley, AL	36535	5,240	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
583	Gettysburg Outlet	B-420	1863 Gettysburg Village Drive	Gettysburg, PA	17325	3,600	Horizon Properties Group	5000 Hakes Drive	Muskegon	MI	49441
584	Woodland Hills Mall	244	7021 South Memorial Drive	Tulsa, OK	74133	3,531	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
585	Valley River Mall	B-8	265 Valley River Center	Eugene, OR	97401	3,500	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
587	South Plains Mall	B-9	6002 Slide Road	Lubbock, TX	79414	3,590	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
588	Rivercenter Mall	491	849 East Commerce Street	San Antonio, TX	78205	3,558	River Center Mall	849 East Commerice Street	San Antonio	TX	8205
589	Lakeline Mall	N10	11200 Lakeline Mall Drive	Cedar Park, TX	78613	2,986	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
590	Tuttle Crossing	139	5043 Tuttle Crossing Blvd	Dublin, OH	43016	3,013	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
591	Lakeforest Mall	E-115	701 Russell Ave	Gaithersburg, MD	20877	3,152	Urban Retail Properties	111 East Wacker, Ste 2400	Chicago	IL	60601
592	Clackamas Town Center	B-209	12000 South E. 82nd Ave	Portland, OR	97086	3,390	General Growth	110 North Wacker Drive	Chicago	IL	60606
593	Kingsport Town Center (Fort Henry Mall)	E-39	2101 Fort Henry Drive	Kingsport, TN	37664	2,880	Avison Young	30 Ivan Allen Jr Blvd	Atlanta	GA	30308
594	Regency Square Mall	1308	301 Cox Creek Parkway	Florence, AL	35630	3,500	Hull Storey Gibson Companies, LLC	1190 Interstate Parkway	Augusta	GA	30909
595	Eastridge Mall	108	246 North New Hope Road	Gastonia, NC	28054	2,870	Eastridge LP	6901 Security Blvd	Baltimore	MD	21244
596	The Mall of Acadiana	E209	5725 Johnston Street	Lafayette, LA	70503	4,653	CBL & Associates Management Inc.	2030 Hamilton Place Blvd.	Chattanooga	TN	37421
597	Spotsylvania Mall	305	305 Spotsylvania Mall	Fredericksburg, VA	22407	3,575	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
598	Rushmore Mall	218	2200 North Maple	Rapid City, SD	57701	3,393	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
599	Tanger Branson	400	300 Tanger Blvd.	Branson, MO	65616	3,345	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
600	Castle Rock Outlets	370	5050 Factory Shops Blvd	Castle Rock, CO	80106	4,718	Craig Realty Group	1500 Quail St. Suite 100	Newport Beach	CA	92660
601	Silver Sand Outlet Center	127-128	10676 Emerald Coast Parkway	Destin, FL	32541	3,852	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068

602	Northpark Mall	216	1200 East County Line Road	Ridgeland, MS	39157	3,753	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
603	Tyrone Square	672A	6901 Tyrone Square	St. Petersburg, FL	33710	3,500	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
604	West Acres	310	3902 13th Ave Southwest	Fargo, ND	58103	3,318	West Acres Development	3902 13th Ave S, Suite 3717	Fargo	ND	58103-7512
605	University Mall	315/317	2205 University Square Mall	Tampa Bay, FL	33612	4,026	CBRE	2200 E. Fowler Ave	Tampa	FL	33612
606	Oakridge Mall	V-21	925 Blossom HIll Road	San Jose, CA	95123	3,065	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
608	Florida Mall	1226	8001 South Orange Blossom Trail	Orlando, FL	32809	4,485	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
609	The Maine Mall Outlets	17	345 US Route 1	Kittery, ME	03904	3,203	Ram Management Company	121 Middle Street	Portland	ME	04101
611	Coastal Grand Mall	460	500 Coastal Grand Circle	Myrtle Beach, SC	29577	3,360	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
612	Superstition Springs Mall	J14	6555 East Southern Ave	Mesa, AZ	85206	3,310	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
613	Tanger Williamsburg (IA)	237	237 Tanger Drive	Williamsburg, IA	52361	5,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
614	Wheaton Mall	151	11160 Veirs Mill Road	Silver Spring, MD	20902	3,650	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
615	St. Augustine Outlets	O102	2700 State Road 16	St. Augustine, FL	32092	3,900	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
616	Johnson Creek	B080	595 West Linmar Lane	Johnson Creek, WI	53038	4,000	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
617	Plaza Camino Real	120	2525 El Camino Real	Carlsbad, CA	92008	3,860	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
618	Berkeley Mall	G-9	621 A Berkeley Blvd.	Goldsboro, NC	27534	3,782	Berkley Mall LLC	720 S. Lafayette St.	Shelby	NC	28150
619	Center at Salisbury	H121	2300 North Salisbury Blvd	Salisbury, MD	21801	3,100	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
620	Barton Creek Mall	M05	2901 Capital fo TX Highway	Austin, TX	78746	3,615	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
621	Brandon Town Center	553	553 Brandon Town Center	Brandon, FL	3351	3,081	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
622	North County Fair Mall	C417	200 East Via Rancho Parkway	Escondido, CA	92025	4,117	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
623	Jacksonville Mall	C11	342 Jacksonville Mall	Jacksonville, NC	28546	3,015	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102

624	Katy Mills Mall	675	5000 Katy Mills Circle	Katy, TX	77494	5,155	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
625	Citrus Park Mall	8081	8081 Citrus Park Town Center	Tampa, FL	33625	3,783	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
626	Westgate Mall	3500	7701 W. Interstate 40	Amarillo, TX	79121-0140	3,500	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
627	Mission Valley Mall	221	1640 Camino Del Rio North	San Diego, CA	92108	3,146	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
628	Towson Town Center	1125	825 Dullaney Valley Road	Towson, MD	21204	3,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
629	Parkway Plaza	M-14	359 Parkway Plaza	El Cajon, CA	92020	3,981	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
630	Cortana Mall	6	9327 Cortana Place	Baton Rouge, LA	70815	3,500	Moonbeam Capital Investment LLC	9103 Alta Drive	Las Vegas	NV	89145
631	Southland Mall	2027	5953 West Park Ave.	Houma, LA	70364	3,510	Morguard Investments Limited	1000 Ft. William Road	Thunder Bay	ON	P7B6B9
632	Belmar Mall	2M3-R-30	7251 West Alaska Drive	Lakewood, CO	80226	3,538	Belmar Mainstreet Holdings I, LLC	355 S. Teller Street 210	Lakewood	CO	80226
633	Chandler Fashion Center	2158	3111 West Chandler Blvd.	Chandler, AZ	85226	3,072	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
634	Panama City	2202	2202 Martin Luther King Jr. Blvd	Panama City, FL	32405	2,804	Hendon Properties	3445 Peachtree Road	Atlanta	GA	30326
635	Mall St. Vincent	360	1133 St. Vincent Ave	Shreveport, LA	71104	3,214	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
636	St. Louis Mills	253	5555 St. Louis Mills Blvd	Hazelwood, MO	63042	3,692	Woodmont	9103 Atla Drive	Las Vegas	NV	89145
637	Chico Mall	C-307	1950 East 20th Street	Chico, CA	95928	3,130	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
638	Battlefield Mall	T18	2825 South Glenstone Rd	Springfield, MO	65804	4,568	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
639	Clifton Park Mall	85	22 Clifton Country Road	Clifton Park, NY	12065	3,400	DCG Development Co.	200 Clifton Corporate Parkway	Clifton Park	NY	12065
640	Cumberland Mall	B10	3849 South Delsea Drive	Vineland, NJ	08360	2,994	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
641	Chapel Hills Mall (CO)	137	1710 Briargate Blvd	Colorado Springs, CO	80920	3,547	Urban Retail Properties	111 East Wacker, Ste 2400	Chicago	IL	60601
642	Paddock Mall	248A	3100 College Road	Ocala, FL	34474	3,575	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
643	Richmond Square	531	3801 National Road East	Richmond, IN	47374	4,332	Passco Companies, LLC	96 Corporate Park, Ste 200	Irvine	CA	92606

644	East Towne Mall	518	21 East Towne Mall	Madison, WI	53704	3,800	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
645	Indiana Mall	645	2334 Oakland Avenue	Indiana, PA	15701	3,341	Zamias	300 Market Street	Johnstown	PA	15901
646	Markland Mall	H10B	1114 17th Street	Kokomo, IN	46902	3,480	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
647	Colorado Mills	446	14500 Colfax Ave.	Lakewood, CO	80401	3,467	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
648	Salem Center	2219	480 Center St. Northeast	Salem, OR	97301	3,537	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
649	Jordan Creek Mall	2334	101 Jordan Creek Parkway	Des Moines, IA	50266	3,149	General Growth	110 North Wacker Drive	Chicago	IL	60606
650	Sooner Mall	321	3321 West Main Street	Norman, OK	73072	3,485	General Growth	110 North Wacker Drive	Chicago	IL	60606
651	Albertville Outlets	A010	6415 Labeaux Ave	Albertville, MN	55301	4,500	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
652	Arrowhead Town Center	2112	7700 West Arrowhead Town Center	Glendale, AZ	85038	3,013	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
653	Lighthouse Outlets	815	815 Lighthouse Place	Michigan City, IN	46360	4,879	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
654	Plaza Bonita	1155	3030 Plaza Bonita Road	National City, CA	91950	6,184	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
655	Colonial Mall Decatur	B-1	1801 Beltline Road Southwest	Decatur, AL	35601	3,235	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
656	Brookwood Village	228	716 Brookwood Village	Homewood, AL	35209	3,610	Colonial Properties	2101 6th Ave N	Birmingham	AL	35202
657	Baybrook Mall	1004	1300 Baybrook Mall	Houston, TX	77546	6,002	General Growth	110 North Wacker Drive	Chicago	IL	60606
659	Algonquin Commons	4190	1904 South Randall Road	Algonquin, IL	60102	3,600	Mid-America	One Parkview Plaza	Oakbrook Terrace	IL	60181
660	Spokane Valley Mall	1012	14700 East Indiana Ave	Spokane, WA	99216	3,891	General Growth	110 North Wacker Drive	Chicago	IL	60606
661	Golden Triangle Mall	3554	2201 I-35 East	Denton, TX	76205	3,554	MG Herring Group	5710 LBJ Freeway	Dallas	TX	75240
662	Central Mall (TX)	23	23 Central Mall	Texarkana, TX	75503	3,199	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
663	Williamsburg Premium Outlets	E080	5715 -E080 Richmond Road	Williamsburg, VA	23188	4,118	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
664	Adrian Mall	1220	1357 South Main Street	Adrian, MI	49221	3,434	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
665	Mall at Wellington Green	142	10300 West Forest Hill Road	Wellington, FL	33414	2,866	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200

667	Victor Valley Mall	437	14400 Bear Valley Road	Victorville, CA	92393	3,165	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
669	Shoppes at Grand Prairie	345	5201 West War Memorial Drive	Peoria, IL	61615	3,574	Culian Properties	211 Fulton Street	Peoia	IL	61602
670	Clay Terrace Mall	B08	14511 Clay Terrace	Carmel, IN	21740	2,832	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
671	Old Hickory Mall	B4A	2021 N. Highland Ave.	Jackson, TN	38305	3,928	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
672	Zona Rosa Mall	206	7116 Northwest 86 Terrace	Kansas City, MO	64153	3,595	Olshan Properties	600 Madison Avenue	New York	NY	10022
673	Valley Plaza Mall	155	2701 Ming Ave	Bakersfield, CA	93304	3,570	General Growth	110 North Wacker Drive	Chicago	IL	60606
674	Chautauqua Mall	547A	318 East Fairmont Ave	Lakewood, NY	14750	3,478	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
675	Ingram Park Mall	L-8	6301 NW Loop 410	San Antonio, TX	78238	3,480	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
676	Richland Mall	39	6001 West Waco Drive	Waco, TX	76710	3,500	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
677	Broadway Mall	879	462 Broadway Mall	Hicksville, NY	11801	4,014	Vornado	210 Route 4 East	Paramus	NJ	07652
679	Melbourne Square Mall	229A	1700 W. New Haven	Melbourne, FL	32904	3,000	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
680	Greenbrier Mall	2234	1401 Greenbrier Parkway	Chesapeake, VA	23320	3,502	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
681	Galleria at Dallas	3375		Dallas, TX	75240	3,200	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
682	Treasure Coast Mall	3256	3256 NW Federal Highway	Jensen Beach, FL	34957	2,663	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
683	Tanger Howell	D250	1475 North Burkhart Road	Howell, MI	48855	4,500	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
684	Coastland Mall	M0004	1912 Tamiami Trail	Naples, FL	34102	3,644	General Growth	110 North Wacker Drive	Chicago	IL	60606
685	Edgewater Mall	32	2600 Beach Blvd.	Biloxi, MS	39531	4,235	Jim Wilson & Assoc.	2660 Eastchase Lane	Montgomery	AL	36117
686	Broadway Square	B09A	4601 S. Broadway	Tyler, TX	75703	3,630	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
687	Osage Beach Outlets	BB9	4540 Highway 54	Osage Beach, MO	65065	4,518	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
688	Imperial Valley Mall	1474	3451 South Dogwood Ave	El Centro, CA	92243	6,187	CBL & Associates Management Inc.	2030 Hamilton Place Blvd.	Chattanooga	TN	37421

689	Mall at Barnes Crossing	220	1001 Barnes Crossing Rd.	Tupelo, MS	38804	3,575	David Hocker	312 Walut Street	Cincinnati	OH	45202-4089
690	Valley Mall (MD)	278	17301 Valley Mall Road	Hagerstown, MD	21740	3,025	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
691	Orange Park Mall	C19	1910 Wells Road	Orange Park, FL	32073	3,127	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
692	Sunland Park Mall	E09	750 Sunland Park Drive	El Paso, TX	79912	3,407	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
693	Northwest Arkansas Mall	1230	4201 North Shiloh Drive	Fayetteville, AR	72703	3,536	Spinoso	100 Northern Concourse	North Syracuse	NY	13212
694	Flatiron Crossing	1116	1 West Flat Iron Circle	Broomfield, CO	80021	3,600	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
695	Parkdale Mall	D412	6155 Eastex Freeway	Beaumont, TX	77706	3,004	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
696	Charlottesville Mall	1410A	1558 East Real Road	Charlottesville, VA	22901	2,816	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
697	Houston Galleria	B3610	5085 Westheimer Road	Houston, TX	77056	3,297	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
698	The Avenues	1580	10300 Southside Blvd.	Jacksonville, FL	32256	3,842	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
699	Sawgrass Mills Mall	653A	12801 W. Sunrise Blvd	Sunrise, FL	33323	7,346	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
700	Oak View Mall	H02	3001 S. 144th Street	Omaha, NE	68144	3,344	General Growth	110 North Wacker Drive	Chicago	IL	60606
701	First Colony	255	16535 Southwest Freeway	Sugarland, TX	77479	3,762	General Growth	110 North Wacker Drive	Chicago	IL	60606
702	Lufkin Mall	1272	4600 S. Medford Drive	Lufkin, TX	75901	3,156	GK Development	257 East Main Street, Ste 100	Barrington	IL	60010
703	Southdale Center	2815	2820 Southdale Center	Edina, MN	55435	3,897	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
704	Hampshire Mall	A09	367 Russell Street	Hadley, MA	01035	3,250	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
705	Coronado Mall	B-4	6600 Menual North East	Alburquerque, NM	87110	3,454	General Growth	110 North Wacker Drive	Chicago	IL	60606
706	Capital Mall	G-8	625 Black Lake Blvd.	Olympia, WA	98502	3,240	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
707	College Square Mall	52	2550 East Morris Blvd.	Morristown, TN	37813	4,027	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
708	Boynton Beach	365A	801 North Congress Ave.	Boynton Beach, FL	33426	3,314	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
710	Aviation Mall	33A	578 Aviation Road	Queensbury, NY	12804	3,400	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078

712	Clinton Crossings Outlet	110	20 A Killingworth Turnpike	Clinton, CT	06413	4,052	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
713	Edinburgh Outlets	D010	11660 N.E. Executive Drive	Edinburgh, IN	46124	6,074	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
714	Saint Louis Galleria	2113	1155 Saint Louis Galleria	Richmond Heights, MO	63117	3,663	General Growth	110 North Wacker Drive	Chicago	IL	60606
715	Valencia Town Center	1249	24201 Valencia Blvd.	Valencia, CA	91355	3,289	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
716	Mall of Monroe	525	2121 North Monroe Street	Monroe, MI	48162	2,976	Cafaro Company	2445 Belmont Ave	Youngstown	OH	44504
717	Ontario Mills	404 A	One Mill Circle	Ontario, CA	91764	6,500	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
718	Montgomery Mall (MD)	194	7101 Democracy Blvd.	Bethesda, MD	20817	3,500	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
719	Chicago Outlets	1239	1650 Premium Outlets Blvd	Aurora, IL	60502	4,459	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
720	Wrentham Outlets	335	1 Premium Outlets Blvd.	Wrentham, MA	02093	3,531	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
721	Desoto Square	421	303 Highway 301 Blvd. West	Bradenton, FL	34205	3,130	Mason Asset Management	747 Middle Neck Road	Great Neck	NY	11024
722	The Crossings Outlets	E-02	1000 Rt. 611	Tannersville, PA	18372	3,000	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
723	Petaluma Outlets	435	2200 Petaluma Blvd. North	Petaluma, CA	94952	4,453	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
724	Alexandria Mall	1184	3437 Masonic Drive	Alexandria, LA	71301	3,740	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
726	Aurora Outlets	160	549 S. Chillicothe Road	Aurora, OH	44202	4,043	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
727	The Woodlands Mall	1014	1201 Lake Woodlands Drive	The Woodlands, TX	77380	3,510	General Growth	110 North Wacker Drive	Chicago	IL	60606
728	LaPlaza Mall	A-5	2200 S. 10th Street	McAllen, TX	78503	3,625	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
729	Fair Oaks Mall	J-119	11743L Fair Oaks Mall	Fairfax, VA	22033	3,695	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
730	Chula Vista Mall	1098	555 Broadway	Chula Vista, CA	91910	3,040	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
731	Rogue Valley Mall	1037	1600 N. Riverside Ave.	Medford, OR	97501	2,895	General Growth	110 North Wacker Drive	Chicago	IL	60606
732	Boise Town Square	2120	300 N. Milwaukee	Boise, ID	83704	3,540	General Growth	110 North Wacker Drive	Chicago	IL	60606
733	Lakeside Mall	54 B	3301 Veterans Memorial Blvd.	Metairie, LA	70002	3,543	Lakeside Mall	3301 Veteran's Memorial Blvd.	Metairie	LA	70002
734	Crabtree Valley Mall	1086	4325 Glenwood Ave.	Raliegh, NC	27612	3,551	Plaza Associates	2840 Plaza Place	Raliegh	NC	27612

735	The Meadows Mall	2170	4300 Meadows Lane	Las Vegas, NV	89107	3,690	General Growth	110 North Wacker Drive	Chicago	IL	60606
736	Galleria at Tyler	F210	1299 Galleria at Tyler	Riverside, CA	32503	3,403	General Growth	110 North Wacker Drive	Chicago	IL	60606
737	Sunrise Mall (TX)	1200	2370 North Expressway	Brownsville, TX	78256	7,428	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
738	Peachtree Mall	38	3507 Manchester Expressway	Columbus, GA	31909	3,800	General Growth	110 North Wacker Drive	Chicago	IL	60606
739	Woodbury Commons	255	255 Red Apple Court	Central Valley, NY	10917	4,214	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
740	Atlantic City Outlets	160	111 B North Michigan Ave	Atlantic City, NJ	08401	5,100	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
741	Las Americas	473	4141 Camino De La Plaza Drive	San Ysidro, CA		8,450	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
742	Woodbury Lakes Mall	506	9140 Hudson Rd	Woodbury, MN	55125	3,596	Red Development	7500 College Blvd, Ste 750	Overland Park	KS	66210
743	The Gateway	2086	86 South Rio Grand	Salt Lake City, UT	84101	2,704	RPAI Southwest Management LLC	2021 Spring Road	Oak Brook	IL	60523
744	University Mall (UT)	B-40	575 E. University Parkway	Orem, UT	84097	3,942	Woodbury Corporation	2733 E. Parley's Way	Salt Lake City	UT	84109-1662
745	Provo Town Center	1140	1200 Town Centre Blvd.	Provo, UT	84601	3,286	General Growth	110 North Wacker Drive	Chicago	IL	60606
746	Palm Desert Mall	457	72840 Highway 111	Palm Desert, CA	92260	3,048	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
747	Camarillo Outlets	500	740 Ventura Blvd.	Camarillo, CA	93010	2,925	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
748	Cielo Vista Mall	T-6	8401 Gateway Blvd	El Paso, TX	79925	3,536	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
749	Northlake Mall	181	6801 Northlake Mall Drive	Charlotte, NC	28216	3,071	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
750	Fayette Mall	G718	3615 Nicholasville Rd.	Lexington, KY	40503	3,502	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
751	Marley Station	E-217	7900 Govenor Ritchie Highway	Glenn Burnie, MD	21061	3,500	Woodmont	9103 Atla Drive	Las Vegas	NV	89145
752	Shops at Saucon Valley	420	2845 Center Valley Parkway	Bethlehem, PA	18034	3,400	Poag & McEwen	2650 Thousand Oaks Blvd	Memphis	TN	38118
753	Great Mall Milpitas	480	480 Great Mall Drive	Milpitas, CA	95035	3,800	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
754	Oakland Mall	362	362 West 14 Mile Rd.	Troy, MI	48083	4,000	Urban Retail Properties	111 East Wacker, Ste 2400	Chicago	IL	60601

755	Albany Mall	C-10	2601 Dawson Road	Albany, GA	31707	3,676	Aronov Realty Management	3500 Eastern Blvd.	Montgomery	AL	36116-1781
756	Rock Hill Galleria	825	2301 Dave Lyle Blvd.	Rock Hill, SC	29730	3,500	Cypress Equities	8343 Douglas Ave	Dallas	TX	75225
757	Lindale Mall	0110	4444 1st Ave. NE	Cedar Rapids, IA	52402	3,668	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
759	Westgate Mall (MA)	E131	200 Westgate Drive	Brockton, MA	02301	2,964	NE Development	One Wells Ave	Newton	MA	02459
760	Rimrock Mall	D-10	300 South 24th St. West	Billiings, MT	59102	3,789	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
761	Eastridge Mall (CA)	2090	2090 Eastridge Loop	San Jose, CA	95122	3,335	General Growth	110 North Wacker Drive	Chicago	IL	60606
762	Uniontown Mall	332	1332 Mall Run Road	Uniontown, PA	15401	3,513	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
763	Crossroads Mall (WV)	F10	2 Crossroads Mall	Breckley, WV	25800	3,620	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
764	Coral Square Mall	9501	9501 West Atlantic Blvd.	Coral Springs, FL	33071	3,880	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
765	Turtle Creek Mall	370	1000 Turtle Creek Drive	Hattiesburg, MS	39402	3,430	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
766	MacArthur Center	122	300 Monticello Ave	Norfolk, VA	23510	3,554	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
767	Forest Mall	D01B	835 West Johnson St.	Fond Du Lac, WI	54935	3,533	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
768	Tacoma Mall	432B	4502 South Stelle Street	Tacoma, WA	98409	3,587	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
769	Fingerlakes Mall	A12/A13	1579 Clark St. Rd	Auburn, NY	13022	3,591	Fingerlakes Mall Acquisitions, LLC	580 5th Avenue	New York	NY	10036
770	Firewheel Town Center	H05	365 Cedar Sage Drive	Garland, TX	75040	3,654	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
771	Newgate Mall	1064	3651 Wall Ave.	Ogden, UT	84405	3,456	General Growth	110 North Wacker Drive	Chicago	IL	60606
772	Legends at Village West	B-5	1837 Village West Parkway	Kansas City, KS	66109	3,384	Red Legacy	7500 College Blvd, Ste 750	Overland Park	KS	66210
773	Shoppes at La Cantera	1670	15900 LaCantera Parkway	San Antonio, TX	78256	3,246	General Growth	110 North Wacker Drive	Chicago	IL	60606
774	Highland Mall	2047	6001 Airport Blvd.	Austin, TX	78752	3,742	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
775	Indian River Mall	686 B	6200 20th St.	Vero Beach, FL	32966	2,912	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
776	Northshore Square Mall	2035	150 North Shore Blvd.	Slidell, LA	70460	3,248	Morguard & Jim Wilson Assoc.	1000 Ft. William Road	Thunder Bay	ON	P7B6B9

777	Northridge Mall	116	9301 Tampa Ave.	Northridge, CA	91324	3,758	General Growth	110 North Wacker Drive	Chicago	IL	60606
778	Montclair Plaza	2128	5060 Montclair Plaza Lane	Montclair, CA	91763	3,501	Spinoso	100 Northern Concourse	North Syracuse	NY	13212
779	Piedmont Mall	122	325 Piedmont Drive	Danville, VA	24540	3,500	Hull Storey Gibson Companies, LLC	1190 Interstate Parkway	Augusta	GA	30909
780	Santa Rosa Mall	1012A	Santa Rosa Plaza	Santa Rosa, CA	95401	3,201	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
781	Irvine Spectrum Center	826	71 Fortune Drive	Irvine, CA	92618	3,430	Irvine Company	The Irvine Co. Retail Properties	Irvine	CA	92617
782	Layton Hills Mall	2008	1076 Layton HIlls Mall	Layton, UT	84041	3,281	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
783	Aurora Mall	1057	14200 E. Alameda Ave.	Aurora, CO	80012	3,700	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
784	Southaven Towne Center	830	6524 Towne Center Loop	Southaven, MS	38671	3,090	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
785	Eastern Shores	106	30500 State Highway 181	Spanish Fort, AL	36527	3,500	Jim Wilson & Assoc.	2660 Eastchase Lane	Montgomery	AL	36117
786	Mt. Berry Square	220	32 Mt. Berry Square NE	Rome, GA	30165	3,205	Hull Storey Gibson Companies, LLC	1190 Interstate Parkway	Augusta	GA	30909
787	Dolphin Mall	274	11401 NW 12 Street	Miami, FL	33172	4,689	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
788	Santa Anita Mall	H-11	400 South Baldwin Ave.	Arcadia, CA	91007	3,335	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
789	Fresno Fashion Fair	G-9	693 East Shaw Ave	Fresno, CA	93710	3,794	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
790	Settlers Green	D54	2 Commons Court	North Conway, NH	03860	4,171	OVP Management	13 Settlers Green	North Conway	NH	03860
791	Northridge Mall (CA)	F06	674 Northridge Mall	Salinas, CA	93906	3,840	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
792	Newpark Mall	1047	1047 Newpark Mall	Newark, CA	94560	3,012	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
793	Las Vegas Fashion Outlets	100	32100 Las Vegas Blvd.	Primm, NV	89019	4,200	AWE Talisman	1500 San Remo Ave.	Coral Gables	FL	33146
794	Seattle Premium Outlets	654	10600 Quil Ceda Blvd.	Tulalip, WA	98271	2,935	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
795	Solano Mall	L-9	1350 Travis Blvd.	Fairfield, CA	94533	3,089	Starwood Retail	1350 Travis Blvd	Fairfield	CA	94533
796	Weberstown Mall	429	4950 Pacific Ave.	Stockton, CA	95207	3,790	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215

797	Walnut Square Mall	55	2150 E. Walnut Ave	Dalton, GA	30721	2,901	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
798	Longview Mall	H05A	3499 McCann Road	Longview, TX	75604	4,000	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
799	Foothills Mall (TN)	53	153 Foothills Mall	Maryville, TN	37801	3,600	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
800	North Georgia Outlets	215	800 Highway 400 South	Dawsonville, GA	30534	4,014	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
801	Central Mall (OK)	31	200 C. Avenue	Lawton, OK	73501	3,174	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
802	Pittsburgh Mills	373	373 Pittsburgh Mills Circle	Tarentum, PA	15084	3,321	Zamias	300 Market Street	Johnstown	PA	15901
803	Prien Lake Mall	B03A	161 West Prien Lake Road	Lake Charles, LA	70601	3,760	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
804	Metropolis Mall	210	2498 Futura Parkway	Plainfield, IN	46168	3,300	Poag & McEwen	2650 Thousand Oaks Blvd	Memphis	TN	38118
805	Volusia Mall	123	1700 West International Speedway Blvd.	Daytona Beach, FL	32114	2,945	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
806	Mainplace Mall	656	2800 N. Main Street	Santa Ana, CA	92705	3,100	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
807	Rolling Oaks Mall	J10A	6909 North Loop 1604	San Antonio, TX	78247	2,979	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
809	Bradley Square	608	200 Paul Huff Parkway	Cleveland, TN	37312	3,482	Morrison Companies	16851 Jefferson Highway	Baton Rouge	LA	70817
810	Gurnee Mills Mall	781	6170 W. Grand Ave.	Gurnee, IL	60031	4,401	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
811	Tucson Mall	289	4500 N. Oracle Road	Tucson, AZ	85705	7,195	General Growth	110 North Wacker Drive	Chicago	IL	60606
812	Lakewood Center	372	372 Lakewood Center	Lakewood, CA	90712	3,500	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
813	South Towne Center	1250	10450 S. State St.	Salt Lake City, UT	84070	3,000	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
814	Streets at Southpoint	2150	6910 Fayetteville Road	Durham, NC	27713	3,845	General Growth	110 North Wacker Drive	Chicago	IL	60606
815	Auburn Mall (MA)	S180	385 S. Bridge St.	Auburn, MA	01501	3,510	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
816	Tanger Park City Outlets	K-110	6699 N. Landmark Drive	Park City, UT	84098	4,500	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
817	Tulare Outlet Center (Horizon Outlet Center)	E005	1407 Retherford St.	Tulare, CA	93274	4,000	Woodmont Company	9103 Atla Drive	Las Vegas	NV	89145

818	Glendale Galleria	BU03	2148 Glendale Galleria	Glendale, CA	91210	2,864	General Growth	110 North Wacker Drive	Chicago	IL	60606
819	Port Charlotte Town Center	141A	1441 Tamiami Trail	Port Charlotte, FL	33948	3,457	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
820	Hot Springs Mall	B-7	4501 Central Ave.	Hot Springs, AR	71913	3,849	Aronov Realty Management	3500 Eastern Blvd.	Montgomery	AL	36116-1781
821	Summit Sierra	708	13987 South Virginia Street	Reno, NV	89511	3,502	Bayer Properties Inc.	2222 Arlington Ave	Birmingham	AL	35205
822	Regency Square (FL)	150	9501 Arlington Expressway	Jacksonville, FL	32225	2,863	General Growth	110 North Wacker Drive	Chicago	IL	60606
823	Stonebriar Mall	2154	2601 Preston Road	Frisco, TX	75034	3,242	General Growth	110 North Wacker Drive	Chicago	IL	60606
824	Tanger Locust Grove	411	1000 Tanger Drive	Locust Grove, GA	30248	5,300	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
825	Northpark Mall	2H2-2264	8687 N. Central Expressway	Dallas, TX	75225	3,520	Nasher	8080 N. Central Expressway	Dallas	TX	75206-1807
826	Horton Plaza	49	59 Horton Plaza	San Diego, CA	92101	4,000	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
827	Pierre Bossier	87	2950 E. Texas St.	Bossier, LA	71111	3,412	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
828	Mall at Turtle Creek	405	3000 East Highland Drive	Jonesboro, AR	72401	3,500	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
829	Tanger Lincoln City	J500	1500 SE East Devil's Lake Road	Lincoln City, OR	97367	4,297	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
830	Branson Landing	409	409 Branson Landing	Branson, MO	65616	3,054	HCW Private Development	100 Branson Landing	Branson	MO	65616
831	Briarwood Mall	105-G	266 Briarwood Circle	Ann Arbor, MI	48180	4,344	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
832	Shops at Sunset	B01A	5701 Sunset Drive	Miami, FL	33143	3,116	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
833	Columbiana Centre	1460	100 Columbiana Circle	Columbia, SC	29212	3,925	General Growth	110 North Wacker Drive	Chicago	IL	60606
834	Westminster Mall	2044A	2044 A Westminster Mall	Westminster, CA	92683	3,850	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
835	West Oaks Mall (FL)	338	9401 West Colonial Drive	Orlando, FL	34761	3,504	Moonbeam Capital Investment LLC	9103 Alta Drive	Las Vegas	NV	89145
836	Victoria Mall (TX)	205	7800 North Navarro	Victoria, TX	77904	3,500	Hull Storey Gibson Companies, LLC	1190 Interstate Parkway	Augusta	GA	30909
837	Merced Mall	280	280 Merced Mall	Merced, CA	95348	3,446	Codding Enterprises	PO Box 6655	Santa Rosa	CA	95406-0655

838	Woodburn Premium Outlet (Woodburn Company Store)	606	1001 Amey Road	Woodburn, OR	97071	4,668	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
839	Bonita Lakes	50	150 Bonita Lake	Meridian, MS	39301	2,977	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
840	Carriage Crossing (Avenue Collierville)	808	4650 Merchants Park Circle	Memphis, TN	38017	3,499	Poag & McEwen	2650 Thousand Oaks Blvd	Memphis	TN	38118
841	Killeen Mall	1412	2100 South W.S. Young Drive	Killeen, TX	76543	3,089	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
842	Town East (TX)	1144	1238 Town East Mall	Mesquite, TX	75150	4,500	General Growth	110 North Wacker Drive	Chicago	IL	60606
843	Willowbend Mall	C-118	6121 West Park Blvd.	Plano, TX	75093	3,416	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
844	Glynn Place	B-12	115 Mall Blvd	Brunswick, GA	31525	3,120	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
845	Oakbrook Center	532	532 Oakbrook Center	Oakbrook, IL	60523	2,997	General Growth	110 North Wacker Drive	Chicago	IL	60606
846	Visalia Mall	1815	2221 S. Mooney Blvd.	Visalia, CA	93277	4,000	General Growth	110 North Wacker Drive	Chicago	IL	60606
847	Tanger Gonzales Outlets	158	2400 Tanger Blvd.	Gonzales, LA	70737	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
848	Rosedale Center	840	10 Rosedale Center	Roseville, MN	55113	3,390	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
849	Magic Valley Mall	263&265	1485 Poleline Road East	Twin Falls, ID		3,353	Woodbury Corporation	2733 E. Parley's Way	Salt Lake City	UT	84109-1662
850	Galleria at Sunset	2725	1300 West Sunset Road	Henderson, NV	89014	3,500	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
851	Fair Oaks Mall	G-102	2380 East 25th Street	Columbus, IN	47201	2,854	Veritas Realty	930 E. 66th Street	Indianpolis	IN	46220
852	Grand Teton Mall	1229	2300 E. 17th Street	Idaho Falls, ID	83404	3,600	General Growth	110 North Wacker Drive	Chicago	IL	60606
853	Mesilla Valley Mall	1052	700 South Telshor Blvd.	Las Cruces, NM	01502	3,968	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
854	Irving Mall (TX)	E07	3732 Irving Mall Drive	Irving, TX	75062	3,974	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
855	Capitola Mall	G01	1855 41st Street	Capitola, CA	95010	3,431	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
856	Jordan Landing	110 Pad 9	7138 South Plaza Center Drive	West Jordan, UT	84084	3,798	Foursquare Properties	5850 Avenida Encinas	Carlsbad	CA	92008
857	Red Cliffs Mall	1113	1770 E. Red Cliffs Drive	St. George, UT	84790	3,331	General Growth	110 North Wacker Drive	Chicago	IL	60606

858	Bayshore Town Center	L-106	5789 North Bayshore Drive	Milwaukee, WI	53217	3,502	Olshan Properties	600 Madison Avenue	New York	NY	10022
859	Tanger Commerce II	111	800 Steven B. Tanger Blvd.	Commerce, GA	30529	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
860	Fashion Place	1195	6191 S. State Street	Murray, UT	84107	3,671	General Growth	110 North Wacker Drive	Chicago	IL	60606
861	West Oaks (TX)	321	1000 West Oaks Mall	Houston, TX	77082	3,500	HKS Management	939 W. North Avenue	Chicago	IL	60642
862	Waterford Lakes Town Center	P-11	653 North Alafaya Trail	Orlando, FL	32828	3,128	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
863	Brea Mall	2065A	2065 Brea Mall	Brea, CA	92821	3,400	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
864	Lloyd Center	0G202	1225 Lloyd Center	Portland, OR	97232	4,060	Cypress Equities	8343 Douglas Ave	Dallas	TX	75225
865	Columbia Center (WA)	441	1321 N. Columbia Center Blvd.	Kennewick, WA	99336	3,361	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
866	Willowbrook Mall (TX)	1028	1028 Willowbrook Mall	Houston, TX	77070	3,248	General Growth	110 North Wacker Drive	Chicago	IL	60606
867	Oak Park Mall	43	11401 West 95th Street	Overland Park, KS	66214	3,355	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
868	Merritt Square	F10	777 E. Merritt Island Causeway	Merritt Island, FL	32952	3,650	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
869	Mall at Stonecrest	1680	2929 Turner Hill Road	Lithonia, GA	30038	3,200	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
870	Hershey Outlets	124 Building C	124 Outlet Square	Hershey, PA	17033	4,065	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
871	Shoppes at Montage	315	2531 Shoppes Blvd	Moosic, PA	18507	3,500	Duke Realty	4900 Seminary Road	Alexandria	VA	22311
872	Round Rock Outlets	823	4401 North IH 35	Round Rock, TX	78664	3,800	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
873	Coconut Point	L15	23141 Fashion Drive	Estero, FL	33928	3,175	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
874	Gulfview Square	259	9409 US Highway 19	Port Richey, FL	34668	3,650	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
875	Village at Sandhill	M-105	486-5 Town Center Place	Columbia, SC	29229	3,804	Kahn Development Company	101 Flintlake Road	Comubia	SC	29202
876	Pinnacle Hills	D170	2203 S. Promenade Blvd.	Rogers, AR	72758	3,690	General Growth	110 North Wacker Drive	Chicago	IL	60606
877	Green Oaks Village	E1	9620 Village Place Blvd.	Brighton, MI	48116	3,500	McKinley Inc.	320 N. Main Street	Ann Arbor	MI	48104
878	Shops at Fallen Timbers	1235	3100 Main Street	Maumee, OH	43537	3,545	General Growth	110 North Wacker Drive	Chicago	IL	60606

879	Greene Town Center	C-102	4465 Glengarry Drive	Beavercreek, OH	45440	2,872	Olshan Properties	2822 W Clybourn Street	Milwaukee	WI	53208
880	Topanga Plaza	2004	6600 Topanga Canyon Blvd.	Canoga Park, CA	91303	3,907	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
881	Miromar Outlets	510	10801 Corkscrew Road	Estero, FL	33928	4,000	Mirormar	10801 Corkscrew Road	Estero	FL	33928
882	Rio Grande Outlets	0801A	5001 East Expressway 83	Mercedes, TX	78570	9,370	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
883	Southgate Mall	J-3A	2901 Brooks Street	Missoula, MT	59801	3,057	Southgate Mall Associates LP	2901 Brooks Street	Missoula	MT	59801
884	International Plaza	118	2223 North West Shore Blvd.	Tampa, FL	33607	4,000	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
885	Lake Buena Vista Outlets	D-2	15657 Apopka Vineland Road	Orlando, FL	32821	4,000	Was Group	33 Sicomac Road	North Haledon	NJ	07508
886	Gulfport Premium Outlets	310/315	10260 Factory Shops Blvd.	Gulfport, MS	39503	4,847	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
887	Hillsboro Outlets	C060		Hillsboro, TX	76645	4,015	Craig Realty Group	4100 Macarthur	Newport Beach	CA	92660
888	Mall Del Norte	159	5300 San Pario Ave	Laredo, TX	78041	7,924	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
889	Pinnacle at Tutwiler Farm	930	5048 Pinnacle Square	Birmingham, AL	35173	3,480	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
890	Leesburg Premium Outlets	1625	241 Fort Evan Rd. NE	Leesburg, VA	20176	3,467	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
891	Queenstown Premium Outlets	B030/B031	416 Outlet Center Dr.	Queenstown, MD	21658	4,000	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
892	Arden Fair Mall	2104	1689 Arden Fair Way	Sacramento, CA	95815	2,867	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
893	Southlake Town Square	251	251 Grand Avenue	Dallas, TX	76092	3,365	RPAI Southwest Management LLC	2021 Spring Road	Oak Brook	IL	60523
895	Prime Outlets Lebanon	315	315 Outlet Village Way	Lebanon, TN	37090	3,759	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
896	Tanger Outlet Myrtle Beach	655	10843 Kings Road	Myrtle Beach, SC	29572	3,490	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
897	Galleria at Centerville	250	2922 Watson Blvd.	Centerville, GA	31028	3,056	Gemini Property Management	16740 Birkdale Commons Pkwy	Huntersville	NC	28078
898	Oak Hollow	1120	931 Eastchester Drive	High Point, NC	27262	3,060	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
899	Aiken Mall	335	2441 Whiskey Road	Aiken, SC	29803	2,989	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326

900	Town Center at Otay Ranch	215	2015 Birch Road	Chula Vista, CA	91915	3,500	General Growth	110 North Wacker Drive	Chicago	IL	60606
901	Randolph Mall	E8	345 Randolph Mall	Asheboro, NC	27203	3,653	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
902	Brazos Mall	1544	100 Highway 332 West	Lake Jackson, TX	77566	3,537	StreetMAC Asset Managers, LLC	3100 Dundee Road	Northbrook	IL	60062
903	Manassas Mall	19	8300 Sudley Road	Manassas, VA	20109	3,400	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
904	Promenade at Bolingbrook	820	623 East Boughton Rd.	Bolingbrook, IL	60440	3,600	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
905	Prime Outlets Oshkosh	C010	3001 S. Washburn St.	Oshkosh, WI	54904	3,500	Horizon Properties Group	c/o Prime Retail Property Mgmt.	Baltimore	MD	21202
906	Supermall of the Great Northwest	211	1101 Outlet Collection Way	Auburn, WA	98001	4,630	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
907	Tanger Tilton	303	120 Laconia Rd.	Tilton, NH	03276	3,500	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
908	Pembroke Lakes Mall	638	11401 Pines Blvd	Pembroke Pines, FL	33026	4,064	General Growth	110 North Wacker Drive	Chicago	IL	60606
909	Puente Hills Mall	145	1600 S. Azuza Ave	Industry, CA	91748	3,419	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
910	Cache Valley Mall	1136	1300 N. Main St.	Logan, UT	84341	3,253	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
911	Chesapeake Square Mall	838	4200 Portsmouth Blvd	Chesapeake, VA	23321	3,568	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
912	Cottonwood Mall	C205B	1000 Coors Blvd. NW	Alburquerque, NM	87114	3,025	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
913	Plaza at West Covina	466	466 Plaza Drive	West Covina, CA	91790	3,269	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
914	Shawnee Mall	1024	4901 North Kickapoo St.	Shawnee, OK	74804	3,946	StreetMAC Asset Managers, LLC	3100 Dundee Road	Northbrook	IL	60062
915	Antelope Valley Mall	133	1233 Rancho Vista Blvd.	Palmdale, CA	93551	3,088	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
917	Eagle Ridge Mall	536	430 Eagle Ridge Drive	Lake Wales, FL	33859	3,500	Eagle Ridge Mall	430 Eagle Ridge Drive	Lake Wales	FL	33859
918	Westside Pavilion	349	10800 W. Pico Blvd	Los Angeles, CA	90064	3,858	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
919	Valley Mall	B07	2529 Main Street	Yakima, WA	98903	3,646	CenterCal Properties LLC	7455 SW Bridgeport Road	Tigard	OR	97224
920	Hickory Point Mall	1145	1145 Hickory Point Mall	Forsyth, IL	62535	3,500	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000

921	Orlando Premium Outlets Intl Dr.	A-2	5401 W. Oak Ridge Rd.	Orlando, FL	32819	4,500	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
923	Shops at Wiregrass	235	28210 Paseo Drive	Tampa, FL	33543	3,392	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
924	Tanger Outlets Lancaster	905	311 Stanley K. Tanger Blvd.	Lancaster, PA	17602	3,910	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
925	Outlet Shoppes at El Paso	A167	7051 South Desert Blvd.	Canutillo, TX	79835	4,400	Horizon Properties Group	PO Box 0510	Muskeegon	MI	49443-0510
926	Avenue Webb Gin	412	1350 Scenic Highway	Snellville, GA	30078	3,152	Bayer Properties Inc.	2222 Arlington Ave	Birmingham	AL	35205
927	Town Square Las Vegas	A-146	6605 Las Vegas Blvd. South	Las Vegas, NV	89119	3,318	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
929	Las Palmas Marketplace	A-2	11917 Gateway West	El Paso, TX	79936	3,513	RioCan Management Inc	5419 W Loop N	San Antionio	TX	78253
930	Mesa Mall	224	2424 US Highway 6 & 50	Grand Junction, CO	81505	3,652	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
932	Pinnacle at Turkey Creek	1210	11311 Parkside Drive	Knoxville, TN		3,267	Bayer Properties Inc.	2222 Arlington Ave	Birmingham	AL	35205
933	Hamburg Pavilion	00933	2312 Sir Barton Way	Lexington, KY	40509	4,000	Hamburg Pavilion	2312 Sir Barton Way	Lexington	KY	40509
934	The Loop	B-17	3220 N. John Young Pkwy	Kissimmee, FL	34741	3,353	Wilder	800 Boylston Street	Boston	MA	02199
935	Prime Outlets Lee	E250	50 Water Street	Lee, MA	01238	4,382	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
936	Allen Premium Outlets	208	820 West Stacy Road	Allen, TX	75013	4,066	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
937	The Block at Orange	121	20 City Blvd W.	Orange, CA	92868	3,400	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
938	Las Vegas Outlet	015	875 S. Grand Central Pkwy	Las Vegas, NV	89106	4,214	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
940	Town Center Plaza	3200	5029 West 117th Street	Leawood, KS	66211	3,971	Glimcher	180 E Broad St, 21st Floor	Leawood	KS	66211
941	Gateway Station	M-4	12900 South Freeway	Fort Worth, TX	76028	3,225	Weingarten Realty	2600 Citadel Plaza Dr #125	Houston	TX	77008
942	Pacific View Mall	2367	3301 East Main Street	Ventura, CA	93003	3,683	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
943	Country Club Mall	444	1262 Vocke Road	Cumberland, MD	21502	3,600	Gumburg Asset Mgmt. Corp.	3200 North Federal Highway	Ft. Lauderdale	FL	33306
944	Midland Park	F05	4511 N. Midkiff Road	Midland, TX	79705-3256	5,672	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
946	Burr Ridge Town Center	360	535 Village Center Drive	Burr Ridge, IL	60527	3,046	Cushman & Walefield/Northmarq, LLC	701 Village Center Drive	Burr Ridge	IL	60527

947	Cumberland Mall	218	1341 Cumberland SE	Atlanta, GA	30339	3,599	General Growth	110 North Wacker Drive	Chicago	IL	60606
948	South Park Mall	202	2310 SW Military Drive	San Antonio, TX	78224	3,500	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
949	Colonie Center	433	131 Colonie Center	Albany, NY	12205	3,652	Collarmele Partners	2929 East Commercial Blvd	Fort Lauderdale	FL
950	West County Mall	1065	33 West County Center	Des Peres, MO	63131	4,160	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
951	Harrisburg Mall	J8A	I-83 and Paxton St.	Harrisburg, PA	17111	4,586	Petrie Ross Ventures LLC	1919 West St	Annapolis	MD	21401
952	Short Pump Town Center	2028	11800 West Broad Street	Richmond, VA	23233	2,825	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
953	Prime Outlets Pismo Beach	A017	333 Five Cities Drive	Pismo, CA	93449	3,500	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
954	Meadowood Mall	D108	5330 Meadowood Mall	Reno, NV	89502	4,000	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
955	Riverdale Village	27	12768 Riverdale Blvd	Coon Rapids, MN	55433	3,333	DDR	3300 Enterprise Parkway	Beachwood	OH	44122
956	Shops at Centerra	C-260	5971 Sky Pond Drive	Loveland, CO	80538	3,960	Poag & McEwen	Centerra Lifestyle Center LLC	Memphis	TN	38119
957	Village at Stone Oak	J-5	22602 US 281 N	San Antonio, TX	78259	3,400	DDR	3300 Enterprise Parkway	Beachwood	OH	44122
959	North Hanover Mall	526	1155 Carlisle Street	Hanover, PA	17331	4,333	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
960	Orchard Town Center	290	14697 Delaware St.	Westminster, CO	80020	3,200	Vestar	Orchard Town Center	Westminster	CO	80023
961	Sunset Mall	1032	4001 Sunset Drive	San Angelo, TX	76904	3,716	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
962	Warwick Mall	B125	400 Bald Hill Road	Warwick, RI	02886	5,829	Warwick Mall LLC	PO Box 2513	Providence	RI	02906-0513
963	Tanger Barstow	345	2796 Tanger Way	Barstow, CA	92311	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
964	Uptown Village at Cedar Hill	508	305 W. FM 1382	Cedar Hill, TX	75106	3,550	MG Herring Group	5710 LBJ Freeway	Dallas	TX	75240
965	The District	00965	11560 S. District Main Dr.	South Jordan, UT	84047	4,010	Boyer Company	90 South 400 West	Salt Lake City	UT	84101
966	Shoppes at River Crossing	308	5080 Riverside Drive	Macon, GA	31210	3,509	General Growth	110 North Wacker Drive	Chicago	IL	60606
970	La Palmera	1030	5488 South Padre Island	Corpus Christi, TX	78411	3,826	Trademark Properties	1701 River Run	Fort Worth	TX	76107
972	Pier Park	G130	204 Bluefish Drive	Panama City Beach, FL	32413	3,599	Simon Property Group	225 W Washington St	Indianapolis	IN	46204

973	Hamilton Town Center	E11	13976 Town Center Blvd.	Noblesville, IN	46060	3,500	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
974	Gallatin Valley Mall	4 E1	2825 West Main Street	Bozeman, MT	59718	3,000	Gallatin Mall Group LLC	PO Box 80510	Billings	MT	59108-0510
975	West Shore Plaza	A2	250 Westshore Plaza	Tampa, FL	33609	3,402	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
976	Chambersburg Mall	630	3055 Black Gap Road	Chambersburg, PA	17201	3,891	Chambersburg Mall Realty LLC	150 Greatneck Road	Great Neck	NY	11021
977	Broward Mall	1717	8000 West Broward Blvd.	Plantation, FL	33388	3,700	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
978	Stonewood Center	B-43	251 Stonewood Street	Downey, CA	90241	3,837	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
979	Southcenter	2107	2826 Southcenter Mall	Tukwila, WA	98188	3,880	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
980	Pearland Town Center	310	11200 Broadway	Pearland, TX	77584	3,785	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
981	Bay Terrace	212-01/05	212-05 25th Avenue	Bayside, NY	11360	4,050	Cord Meyer Development	111-15 Queens Boulevard	Forest Hills	NY	11375
982	Montebello Town Center	CU11	2119 Montebello Town Center Drive	Montebello, CA	90640	3,232	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
984	Streets of Brentwood	124	2535 Sand Creek Road	Brentwood, CA	94513	3,300	RED Legacy	7500 College Blvd, Ste 750	Overland Park	KS	66210
985	Galleria at Roseville	2265	1151 Galleria Parkway	Roseville, CA	95678	3,500	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
986	Everett Mall	175 & 178	1402 SE Everett Mall Way	Everett, WA	98208	3,617	Steadfast	18100 Von Karman Ave	Irvine	CA	92612
987	SouthPark Mall	K 15	4400 Sharon Road	Charlotte, NC	28211	3,659	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
988	Dogwood Festival	G-4	106 Dogwood Blvd.	Flowood, MS	39232	4,500	Aronov Realty Management	3500 Eastern Blvd.	Montgomery	AL	36116-1781
989	Westland Shopping Center	731	35000 West Warren St.	Westland, MI	48185	3,898	Cushman & Wakefield	3500 American Blvd	Minneapolis	MN	55431
990	The Oaks	E123	222 W. Hillcrest Drive	Thousand Oaks, CA	91360	3,016	Macerich	401 Wilshire Blvd.	Thousand Oaks	CA	91360
991	Victoria Gardens	1130	12394 South Main Street	Rancho Cucamonga, CA	91739	3,677	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
992	Arboretum of South Barrington	H22	100 West Higgins Road	South Barrington, IL	60010	3,520	Arboretum of South Barrington LLC	82 Devonshire Street	Boston	MA	02109
993	Downtown Plaza	2039	545 Downtown Plaza	Sacramento, CA	95814	2,915	JMA Ventures LLC	180 Sansome	San Francisco	CA	94104
994	Moreno Valley Mall	1156	22500 Town Circle	Moreno Valley, CA	92553	3,610	Spinoso	100 Northern Concourse	North Syracuse	NY	13212

995	Burbank Town Center	212	201 E. Magnolia Blvd.	Burbank, CA	91501	3,926	General Growth	110 North Wacker Drive	Chicago	IL	60606
996	Water Tower Place	7020	835 North Michigan Avenue	Chicago, IL	60671	4,061	General Growth	110 North Wacker Drive	Columbia	MD	21044
997	The Outlet Shoppes at Oklahoma City	A130	7628 W Reno Ave.	Oklahoma City, OK	73127	4,431	Horizon Properties Group	5000 Hakes Drive	Muskegon	MI	49441
999	Oakwood Center	1075	197-33 West Bank Expressway	Gretna, LA	70056	3,052	General Growth	110 North Wacker Drive	Chicago	IL	60606
1010	The Meadows (MO)	204	97 Plaza Frontenac	Lake St. Louis, MO	63131	3,348	Davis Street Land Co.	622 Davis Street	Evanston	IL	60201
1012	Ashley Park Mall	406	406 Newnan Crossing Bypass	Newnan, GA	30265	3,470	Thomas Enterprises	Ashley Park Mall	Newnan	GA	30265
1014	Eastridge Mall	1176	601 SE Wyoming Rd	Casper, WY	82609	3,431	General Growth	110 North Wacker Drive	Chicago	IL	60606
1015	Ocean City Outlets	820	12741 Ocean Gateway	Ocean City, MD	21842	3,500	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1016	Carolina Premium Outlets	550	1209 Industrial Park Drive	Smithfield, NC	27577	4,100	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1017	Folsom Premium Outlets	01017	1300 Folsom Boulevard	Folsom, CA	95630	3,808	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1018	Vacaville Premium Outlets	331 B	321 Nut Tree Road	Vacaville, CA	95687	3,500	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1019	Village at Riverstone	107	2037 N. Main Street	Coeur D. Arlene, ID	83814	3,254	Kiemle & Hagood Company	601 W Main Ave	Spokane	WA	99201
1020	Greendale Mall	W218	7 Neponset Street	Worcester, MA	01606	3,805	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
1022	Shoppes at Chino Hills	5060	13850 City Center Drive	Chino Hills, CA	91709	3,897	PM Realty Group	13920 City Center Drive	Chino Hills	CA	91709
1023	Philadelphia Premium Outlets	645	18 Lightcap Road	Limerick, PA	19464	3,894	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1024	Houston Premium Outlets	0701	29300 Hempstead Road	Houston, TX	77433	4,692	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1025	McCain Mall	J1F	3929 McCain Blvd.	North Little Rock, AR	72116	3,395	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
1026	St. John's Town Center	D31	10281 Midtown Parkway	Jacksonville, FL	32246	4,400	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
1028	Cambridgeside Galleria	E318	100 Cambridgeside Place	Cambridge, MA	02141	5,220	NE Development	c/o UBS Realty Investors LLC	Hartford	CT	06103-1212
1029	Valle Vista Mall	B-13A	2020 South Expressway 83	Harlingen, TX	78552	4,500	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
1030	Shops at Lake Havasu	814	5601 N. State Rt. 95	Lake Havasu, AZ	86404	3,475	Capital Real Estate Ventures Inc	815 J Street	San Diego	CA	92101

1033	Beachwood Place	2320	26300 Cedar Road	Beachwood, OH	44122	3,021	General Growth	110 North Wacker Drive	Chicago	IL	60606
1034	Northfield Square	354 A	1600 North US Route 50	Bourbonnais, IL	60914	3,356	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
1035	Pine Ridge Mall	1250	4155 Yellowstone Highway	Chubbuck, ID	83202	3,117	General Growth	110 North Wacker Drive	Jefferson City	MO	65101
1038	Centralia Outlets	1322	1342 Lum Road	Centralia, WA	98531	5,060	Prism	1145 Broadway	Tacoma	WA	98402
1039	Park Meadows	2340	8505 Park Meadows Center Drive	Lone Tree, CO	80124	3,323	General Growth	110 North Wacker Drive	Chicago	IL	60606
1040	Lodi Station Outlets	480	9911 Avon Lake Road	Burbank, OH	44214	4,000	Gilad Development	5959 Topanga Canyon Blvd.	Woodland Hill	CA	91367
1041	Crocker Park	1005	159 Crocker Park Blvd.	Westlake, OH	44145	3,400	Stark Enterprises	1350 West Third Street	Cleveland	OH	44113
1042	Premier Center	01042	3424 Highway 190	Mandeville, LA	70445	5,000	Stirling Properties	109 Northpark Blvd.	Covington	LA	70433
1043	Foothills Mall (AZ)	179	7401 N. La Cholla Blvd.	Tucson, AZ	85741	4,000	Schottenstein Property Group	4300 East Fifth Ave	Columbus	OH	43219
1046	Jersey Shore Premium Outlets	211	One Premium Boulevard	Tinton Falls, NJ	07753	3,499	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1047	Tanger Washington	955	2200 Tanger Boulevard	Washington, PA	15301	5,293	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1048	Ala Moana Center	3053	1450 Ala Moana Boulevard #3053	Honolulu, HI	96814	4,783	General Growth	110 North Wacker Drive	Chicago	IL	60606
1049	Cincinnati Premium Outlets	874	874 Premium Outlet Drive	Monroe, OH	45050	3,941	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1051	Jackson Premium Outlets	304	537 Monmouth Road	Jackson, NJ	08527	3,400	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1052	Shops at Mission Viejo	740A	555 Shops at Mission Viejo	Mission Viejo, CA	92691	3,693	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
1053	Sunrise Mall	E15	6041 Sunrise Mall	Citrus Heights, CA	95610	3,342	Steadfast	4343 Von Karman	Newport Beach	CA	92660
1054	Yuba Sutter Mall	325	1215 Colusa Avenue	Yuba City, CA	95991	3,158	Steadfast	18100 Von Karman Ave	Irvine	CA	92612
1055	Animas Valley	385	4601 East Main	Farmington, NM	87402	4,007	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703
1056	Tanger Outlet Nags Head	69	7100 S. Croatan Highway	Nags Head, NC	27959	3,312	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1057	Windward Mall	M-08	46-056 Kamehameha Highway	Kaneohe, HI	96744	3,000	Jones Lang LaSalle	3344 Peachtree Road NE	Atlanta	GA	30326
1059	Outlets at Anthem	125	4250 West Anthem Way	Phoenix, AZ	85086	4,751	Craig Realty Group	4100 Macarthur	Newport Beach	CA	92660
1060	Village at Rochester Hills	B-162	160 North Adams Road	Rochester Hills, MI	48309	3,603	Robert B Aikens & Assoc. LLC	350 North Old Woodward Ave	Birmingham	MI	48009

1061	The Gardens	N217	3101 PGA Boulevard	Palm Beach Gardens, FL	33410	4,118	Forbes	100 Galleria Officentre	Southfield	MI	48037
1062	Peninsula Town Center	G106	2033 Coliseum Drive	Hampton, VA	23666	3,630	Olshan Properties	2822 W Clybourn Street	Milwaukee	WI	53208
1063	Culver City	2220	6000 Sepulveda Boulevard	Culver City , CA	90230	3,556	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025-1748
1064	34th Street	15 West 34th St.	15 West 34th Street	New York, NY	10110	5,194	15 West 34th Street, LLC	15 West 34th Street	New York	NY	10110
1067	Dimond Center	110	800 East Dimond Blvd.	Anchorage, AK	99515	3,729	Dimond Center Holdings	800 East Dimond Blvd.	Anchorage	AK	99515
1068	Anchorage 5th Avenue	D46A	320 West 5th Avenue	Anchorage, AK	99501	3,344	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
1069	Old Orchard	L5	4999 Old Orchard Center	Skokie, IL	60077	3,114	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
1070	Shoppes at North Brunswick	E5	541 Shoppes Boulevard	North Brunswick, NJ	08902	3,397	Levin Mgmt	1290 Avenue of the Americas	New York	NY	10105
1071	Outlet Shoppes at Fremont	E090	6245 North Old 27	Fremont, IN	46737	4,000	Horizon Properties Group	5000 Hakes Drive	Muskegon	MI	49441
1072	Lenox Square	2022A	3393 Peachtree Road NE	Atlanta, GA	30326	3,987	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
1073	Tanger Outlet Wisconsin Dells	391	210 Gasser Road	Baraboo, WI	53913	4,566	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1074	Outlets at Silverthorne	R310/320	246-V Rainbow Drive	Silverthorne, CO	80498	4,256	Craig Realty Group	4100 Macarthur	Newport Beach	CA	92660
1075	The Falls	170	8888 SW 136th Street	Miami, FL	33176	4,503	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
1076	Laurel Park Place	490	37568 West 6 Mile Road	Livonia, MI	48152	4,286	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
1077	Somerset Collection North	Y-307	2801 West Big Beaver Road	Troy, MI	48084	4,284	Forbes	100 Galleria Officentre	Southfield	MI	48304
1079	Domain II	V-5	11410 Century Oaks Terrace	Austin, TX	78758	3,699	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
1080	San Francisco Centre	223	865 Market Street	San Francisco, CA	94103	4,187	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
1081	Pearlridge Shopping Center	12-22	98-1005 Moanalua	Aiea, HI	96701	2,877	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
1082	Harlem Irving Plaza	146	4154 East North Harlem Avenue	Norridge, IL	60706	3,535	Harlem Irving LLC	c/o The Harlem Irving Properties	Norridge	IL	60706
1083	Washington Square	C05	9677 SW Washington Square Road	Portland, OR	97223	4,145	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
1084	Marketplace at Augusta	B260	2 Stephen King Drive	Augusta, ME	04330	3,509	WS Development	1330 Boylston Street	Chestnut Hill	MA	02467

1085	Alamance Crossing	N-1	3110 Waltham Blvd.	Burlington, NC	27215	3,800	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
1086	Florida City Outlet Center	210	250 E. Palm Drive	Florida City, FL	33034	3,482	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1087	Westfarms Mall	F108	148 Westfarms Malls	Farmington, CT	06032	4,000	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
1088	Westland Mall (FL)	1116	1675 West 49th Street	Hialeah, FL	33012	3,227	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
1089	Citadel Outlets	650	100 Citadel Drive	Commerce, CA	90040	4,013	Craig Realty Group	1500 Quail Street	Newport Beach	CA	92660
1090	Boca Town Center	1035	6000 West Glades Rd.	Boca Raton, FL	33431	3,821	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
1091	Mercer Mall	640 + 645	US Hignway 460 and Route 25	Bluefield , WV	24701	4,493	Ershig Properties	PO Box 1127	Henderson	KY	42419
1092	Perimeter Mall	1695	4400 Ashford Dunwoody Road	Atlanta, GA	30346	3,800	General Growth	110 North Wacker Drive	Chicago	IL	60606
1093	Fulton Street	472-474	472-474 Fulton Street	Brooklyn, NY		18,244	474 Fulton Owner LLC	500 FIfth Avenue	New York	NY	10110
1094	Grand Prairie Outlets	805	2950 W. Interstate 20 and Great Northwestern Pkwy	Grand Prarie, TX		4,000	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1095	Gilroy Outlets	A054	681 Leavesley Road	Gilroy, CA	95020	3,900	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1096	Tanger Outlets Tuscola	A11	D400 Tuscola Blvd	Tuscola, IL	61953	3,500	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1097	Bellevue Square	238	575 Bellevue Square	Bellevue, WA	98004	3,311	Kemper Development Company	575 Bellevue Square	Bellevue	WA	98004
1098	The Shops at Grand River	424	6200 Grand River Blvd East	Leeds, AL	35094	4,000	Was Group	33 Sicomac Road	North Haledon	NJ	07508
1099	Tanger Outlet Center Charleston	1036	4840 Tanger Outlet Blvd.	North Charleston, SC	29418	4,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1100	Mall at Green Hills	190	2126 Abbott Martin Road	Nashville, TN	37215	3,621	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
1101	North Riverside Park	H3	7501 West Cermark	North Riverside Park, IL	60546	3,350	The Feil Organization	370 7th Avenue	New York	NY	10001
1102	Promenade at Temecula	2330	40820 Winchester Road	Temecula, CA	92591	3,432	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
1103	Tanger Outlets Blowing Rock	18	278 Shops on the Parkway Road	Blowing Rock, NC	28605	3,540	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1104	Southland Mall (FL)	1155	20505 South Dixie Highway	Cutler Bay, FL	33189	3,660	Gumberg Asset Mgmt. Corp.	3200 North Federal Highway	Ft. Lauderdale	FL	33306

1105	Fashion Outlets Santa Fe	448	8380 Cerrillos Road	Santa Fe, NM	85707	4,100	AWE Talisman	4000 Ponce de Leon Blvd.	Coral Gables	FL	33146
1106	Galveston Outlets LLC	430	5885 Gulf Freeway	Texas City, TX	77591	3,800	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1107	Merrimack Premium Outlets	0671	80 Premium Outlets Drive	Merrimack, NH	03054	4,980	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
1108	South Bay Galleria	204	1815 Hawthorn Boulevard	Redondo Beach, CA	90278	3,600	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
1110	Gran Plaza Outlets	H100, H150	888 West 2nd Street	Calexico, CA	92231	9,417	Charles Company	9034 West Sunset Blvd	West Hollywood	CA	90069
1111	Outlet Shoppes @ Atlanta	G-710	915 Ridgewalk Parkway	Woodstock, GA	30188	4,059	Horizon Properties Group	5000 Hakes Drive	Muskegon	MI	49441
1112	Tanger Outlets Westgate	785		Phoenix, AZ		4,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
1114	Panorama Mall	38	8401 Van Nuys Blvd	Panorama City, CA	91402	4,000	Macerich	401 Wilshire Blvd.	Panorama City	CA	91402
1115	Bentley Mall	20M	32 College Road	Faribanks, AK	99701	3,634	Krausz Companies Inc	18201 Von Karman Avenue	Irvine	CA	96212
1116	Yuma Palms Shopping Ctr	22	1305 S. Yuma Palms Parkway	Yuma, AZ	85365	5,200	Inland Properties	2901 Butterfield Road	Oak Brook	IL	60523
1117	Weatherford Ridge	4963	I-20 and Highway 171	Weatherford, TX		4,963	N American Development Group	3829 W Spring Creek Pkwy	Plano	TX	75023
1118	Tanger National Harbor Outlets	460		Oxon Hill , MD		4,500	Tanger Properties, L.P.	3200 Northline Ave, Suite 360	Greensboro	NC	27408
1120	Fashion Outlets Chicago	1173	5220 Fashion Outlets Way	Rosemont, IL	60018	4,203	AWE Talisman	355 Alhambra Circle	Coral Gables	FL	33134
1122	Outlets of Mississippi	255	200 Bass Pro Drive	Pearl, MS	39208	4,002	Bloomfield Holding LLC	200 Bass Pro Drive	Jackson	MS	39208
1126	Chimney Rock Shopping Center	4485	TX 191 and 338	Odessa, TX	79762	4,485	Excel Property Group	17140 Bernardo Ctr Drive	San Diego	CA	92128
1515	Times Square	1515 Broadway	1515 Broadway	New York, NY	10032	19,487	1515 Broadway Fee Owner LLC	420 Lexington Avenue	New York	NY	10170

PS Locations
3211	P.S. - Willowbrook Mall	1380	1444 Willowbrook Mall	Wayne , NJ	07470	3,088	General Growth	110 North Wacker Drive	Chicago	IL	60606
3212	P.S. - Palisades Center	C303	1000 Palisades Center Drive	West Nyack , NY	10994	3,500	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078

3213	P.S. - Staten Island Mall	2095	2655 Richmond Avenue	Staten Island, NY	10314	2,661	General Growth	110 North Wacker Drive	Chicago	IL	60606
3214	P.S. - Danbury Fair Mall	B209	7 Backus Avenue	Danbury, CT	06810	3,015	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
3215	P.S. - Las Americas	473	4141 Camino De La Plaza Drive	San Ysidro, CA	92173	4,653	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
3216	P.S. - Freehold Raceway Mall	C230	3710 Route 9	Freehold, NJ	07728	3,480	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
3217	P.S. - Shoppes at North Brunswick	F	541 Shoppes Boulevard	North Brunswick, NJ	08902	2,825	Levin Mgmt	1290 Avenue of the Americas	New York	NY	10105
3219	P.S. - Woodbridge Center	2302	250 Woodbridge Center Drive	Woodbridge, NJ	07095	3,094	General Growth	110 North Wacker Drive	Chicago	IL	60606
3220	P.S. - Cherry Hill	1415	200 Route 38	Cherry Hill, NJ	08002	3,301	PREIT Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
3221	P.S. - Bridgewater Commons	3290	400 Commons Way	Bridgewater, NJ	08807	3,300	General Growth	110 North Wacker Drive	Chicago	IL	60606
3222	P.S. - Mall of America	N118	60 E. Broadway	Bloomington, MN	55425	4,077	Triple Five	8882-17 Street,	Edmonton	AB	T5T 4M2
3223	P.S. - Queens Center	1068	90-15 Queens Boulevard	Elmhurst, NY	11373	3,862	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
3224	P.S. - Manhattan Mall	160	100 W. 33rd St.	New York, NY	10001	4,500	Vornado	210 Route 4 East	Paramus	NJ	07652
3225	P.S. - Mall of Louisiana	1040	6501 Bluebonnet Boulevard	Baton Rouge, LA	70836-6500	2,753	General Growth	110 North Wacker Drive	Chicago	IL	60606
3226	P.S. - San Marcos Outlets	870	3939 1H 35 South	San Marcos, TX	78666	4,120	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
3227	P.S. - Lehigh Valley Mall	1086	250 Lehigh Valley Mall	Whitehall, PA	18052	2,915	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3228	P.S. - Cross County Shopping Center	5150	8000 Mall Walk	Yonkers , NY	10704	3,366	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
3229	P.S. - Westfarms	H124	112 Westfarms Mall	Farmington, CT	06032	3,337	Taubman	200 East Long Lake Road	Bloomfield Hills	MI	48303-0200
3230	P.S. - Christiana Mall	1150	132 Christiana Mall	Newark, DE	19702	2,881	General Growth	110 North Wacker Drive	Chicago	IL	60606
3231	P.S. - Hanes Mall	AL-104	3320 Silas Creek Parkway	Winston-Salem, NC		3,488	CBL & Associates	2030 Hamilton Place Blvd	Chattanooga
3232	P.S. - Park City Center	CO220	142 Park City Center	Lancaster , PA	17601	3,786	General Growth	110 North Wacker Drive	Chicago	IL	60606
3233	P.S. - Riverchase Galleria	164	3000 Riverchase Galleria	Birmingham, AL	35244	3,034	General Growth	110 North Wacker Drive	Chicago	IL	60606

3234	P.S. - Poughkeepsie Galleria	D-109	2001 South Road	Poughkeepsie, NY	12601	3,315	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
3235	P.S. - Willow Grove Park	1033	2500 West Moreland Road	Willow Grove , PA	19090	3,645	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
3236	P.S. - North Point Mall	2168	1000 North Point Circle	Alpharetta, GA	30022	3,287	General Growth	110 North Wacker Drive	Chicago	IL	60606
3237	P.S. - Destiny USA	F-212	9090 Destiny USA Drive	Syracuse, NY	13204	3,249	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
3238	P.S. - Deptford Mall	1151	300 N. Almonession Road	Deptford, NJ	08096	3,300	Macerich	401 Wilshire Blvd.	Santa Monica	CA	90407
3239	P.S. - Walden Galleria	D-208	1 Walden Galleria	Cheektowaga, NY	14225-5408	3,009	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
3240	P.S. - Parks at Arlington	1034	3811 South Cooper	Arlington, TX	76015	3,490	General Growth	110 North Wacker Drive	Chicago	IL	60606
3241	P.S. - Crossgates Mall	D206A	1 Crossgates Mall Road	Albany, NY	12203	3,317	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
3242	P.S. - Rockaway Townsquare	1024A	301 Mt. Hope Ave.	Rockaway, NJ	07866	2,900	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3243	P.S. - Baybrook Mall	1300	500 Baybrook Mall	Friendswood , TX	77546	3,482	General Growth	110 North Wacker Drive	Chicago	IL	60606
3244	P.S. - South Shore Mall	2050	250 Granite Street	Braintree, MA	02814	3,190	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3245	P.S. - Roosevelt Field	1044	630 Old Country Road	Garden Ciry, NY	11530	3,027	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3246	P.S. - Paramus Park	1040	700 Paramus Park	Paramus, NJ	07652	3,761	General Growth	110 North Wacker Drive	Chicago	IL	60606
3247	P.S. - Newport Centre	B07	30-262 Mall Drive West	Jersey City, NJ	07307	3,769	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3248	P.S. - Rio Grande Outlets	0801A	9501 Arlington Expressway	Mercedes, TX	7570	3,675	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
3249	P.S. - Jersey Gardens	2074	651 Kapowski Road	Elizabeth, NJ	07201	4,377	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
3250	P.S. - Grapevine Mills	526B	3000 Grapevine Mills Parkway	Grapevine , TX	76051	3,000	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3251	P.S. - Mall of Georgia	1031	3333 Buford Drive	Buford, GA	30519	3,288	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3252	P.S. - Burlington Mall	1089	75 Middlesex Turnpike	Burlington, MA	01803	3,260	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3253	P.S. - Tanger Outlets Rehoboth	1440	36470 Seaside Outlet Drive	Rehoboth, DE	19971	2,840	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408

3254	P.S. - Tanger Outlets Locust Grove	405	1000 Tanger Drive	Locust Grove, GA	30248	3,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
3255	P.S. - Tanger Outlets Riverhead	1214	1770 West Main Street	Riverhead, NY	11901	3,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
3256	P.S. - Outlet Shoppes at El Paso	E544	7051 South Desert Blvd.	Canutullo, TX	79835	3,996	Horizon Properties Group	5000 Hakes Drive	Muskegon	MI	49441
3257	P.S. - Garden State Plaza	1219A	One Garden State Plaza	Paramus, NJ	07652	3,375	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
3258	P.S. - Florida Mall	854	8001 S. Orange Blossom Trail	Orlando, FL	32809	3,077	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3259	P.S. - Warwick Mall	E103	400 Bald Hill Road	Warwick, RI	02886	2,947	Warwick Mall LLC	PO Box 2513	Providence	RI	02906-0513
3262	P.S. - Concord Mills	699	8111 Concord Mills Blvd.	Concord, NC	28027	3,051	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3264	P.S. - Orlando Premium Outlets International Drive	3F.19	4951 International Drive	Orlando, FL	32819	3,894	Simon/Premium Outlets	105 Eisenhower Parkway	Roseland	NJ	07068
3265	P.S. - Franklin Mills	227	1455 Franklin Mills Circle	Philadelphia, PA	19154	3,650	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3266	P.S. Tanger Commerce II	106	800 Steven B. Tanger Blvd.	Commerce , GA	30529	3,000	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
3267	P.S. Tanger Outlet Myrtle Beach	B200	4635 Factory Stores Blvd.	Myrtle Beach , SC	29579	2,994	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
3268	P.S. - White Marsh	2035	8200 Perry Hall Blvd.	Baltimore, MD	21236-4901	3,265	General Growth	110 North Wacker Drive	Chicago	IL	60606
3269	P.S. - Mall del Norte	132	5300 San Dario Avenue	Laredo, TX	78041	3,103	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
3270	P.S. - Westland Mall	1456	1675 West 49th Street	Hialeah, FL	33012	3,150	Starwood Retail	591 West Putnum Ave	Greenwitch	CT	06830
3271	P.S. - Pembroke Lakes	834	11401 Pines Boulevard	Pembroke Pines, FL	33026	3,015	General Growth	110 North Wacker Drive	Chicago	IL	60606
3272	P.S. - Carolina Place	D-10	11025 Carolina Place	Pineville, NC	28134	2,933	General Growth	110 North Wacker Drive	Chicago	IL	60606
3273	P.S. Four Seasons Towne Center	146	410 Four Seasons Towne Center	Greensboro, NC	27427	3,505	General Growth	110 North Wacker Drive	Chicago	IL	60606
3274	P.S. - Valley Hills	156	1960 Highway 70 SE #244	Hickory, NC	28602-5107	2,828	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036-7703

3275	P.S. - Sunrise Mall	1100	One Sunrise Mall	Massapequa, NY	11758	4,008	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
3276	P.S. - Sunland Park	E10A	750 Sunland Park Drive	El Paso, TX	79912	3,425	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3277	P.S. - Cielo Vista	C05A	8401 Gateway Blvd. West	El Paso, TX	79925	2,814	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3278	P.S. - Ingram Park Mall	N05A	6301 NW Loop 410	San Antonio, TX	78238	3,028	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3279	P.S. - Arizona Mills Mall	188	5000 S Arizona Mills Circle	Tempe, AZ	85282	3,421	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
3280	P.S. - Tucson Mall	455	4500 N. Oracle Road	Tucson, AZ	85705	3,198	General Growth	110 North Wacker Drive	Chicago	IL	60606
3281	P.S. - Imperial Valley Mall	1468	1468 Dogwood Ave	El Centro, CA	92243	3,958	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3282	P.S. - Plaza Bonita	2304C	3030 Plaza Bonita Road	National City, CA	91950	4,064	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
3287	P.S. - Coral Square Mall	9085	9469 West Atlantic Blvd.	Coral Springs, FL	33071	3,901	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3288	P.S. - Opry Mills Mall	310	433 Opry Mills Drive	Nashville, TN	37214	3,000	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
3289	P.S. - Sunrise Mall (TX)	1250	2370 North Expressway	Brownsville, TX	78256	3,000	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3290	P.S. - Parkdale Mall	D-408	6155 Eastex Freeway	Beaumont, TX	77706	3,192	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3291	P.S. - Southland Mall	1171	20505 South Dixie Highway	Cutler Bay, FL	33189	3,149	Gumburg Asset Mgmt. Corp.	3200 North Federal Highway	Ft. Lauderdale	FL	33306
3292	P.S. - Katy Mills Mall	720	5000 Katy Mills Circle	Katy, TX	77494	3,213	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
3293	P.S. - Connecticut Post	2050	1201 Boston Post Road	Milford , CT		3,307	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
3294	P.S. - Trumbulll Shopping Center	1099	5065 Main Street	Trumbull, CT	06611	3,839	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
3300	P.S. - Lakeland Square Mall	622	3800 US Highway 98 North	Lakeland, FL	33809	2,639	Rouse Properties, Inc.	1114 Avenue of the Americas	New York	NY	10036
3301	P.S. - Governor's Square	2090	1500 Apalachee Parkway	Tallahassee, FL	32301-3006	2,857	General Growth	110 North Wacker Drive	Chicago	IL	60606
3303	P.S. - Citrus Park Town Center	8126	8021 Citrus Park Town Center	Tampa, FL		3,327	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
3305	P.S. - Oglethorpe Mall	31	7804 Abercorn Street	Savannah, GA	31406	2,991	General Growth	110 North Wacker Drive	Chicago	IL	60606

3306	P.S. Cumberland Mall	0170	1000 Cumberland Mall	Atlanta, GA	30339	4,365	General Growth	110 North Wacker Drive	Chicago	IL	60606
3307	P.S. - Augusta Mall	1360	3450 Wrightsboro Road	Augusta, GA	30909	3,351	General Growth	110 North Wacker Drive	Chicago	IL	60606
3308	P.S. - Francis Scott Key	0836	5500 Buckytown Pike	Frederick, MD	21703	3,000	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
3309	P.S. - Valley Mall	0322	17301 Valley Mall Road	Hagerstown, MD	21740	3,500	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
3310	P.S. - Logan Valley Mall	0946	5580 Goods Lane	Altoona, PA	16602	3,243	Preit Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102
3312	P.S. Wyoming Valley Mall	346	29 Wyoming Valley Mall	Wilkes Barre, PA	18701	3,385	PR Wyoming Valley LP	200 S Broad St, the Bellevue	Philadelphia	PA	19102
3314	P.S. - Galveston Outlets	420	5885 Gulf Freeway	Texas City, TX	77591	3,200	Tanger Properties, L.P.	3200 Northline Avenue	Greensboro	NC	27408
3315	P.S. - York Galleria	122	2899 Whiteford Rd.	York, PA	17402	3,066	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3316	P.S. - Arbor Place Mall	1190	6700 Douglas Blvd.	Douglasville, GA	30315	3,911	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3317	P.S. - Holyoke Mall at Ingleside	D-257	50 Holyoke St.	Holyoke, MA	01040	3,136	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
3318	P.S. - Uptown Village at Cedar Hill	202	305 W. FM 1382	Cedar Hill, TX	75104	3,703	MG Herring Group	5710 LBJ Freeway	Dallas	TX	75240
3319	P.S. - Peachtree Mall	0018	3507 Manchester Expwy	Columbus, GA	31909	2,818	General Growth	110 North Wacker Drive	Chicago	IL	60606
3320	P.S. Square One Mall	S115	1201 Broadway	Saugus, MA	01906	3,407	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3321	P.S. - Pecanland Mall	1226	4700 Millhaven Road	Monroe, LA	71203	3,300	General Growth	110 North Wacker Drive	Chicago	IL	60606
3322	P.S. - Orange Park Mall	G16	1910 Wells Road	Orange Park, FL	32073	2,938	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3323	P.S. - Miami International Mall	124	1455 NW 107th Avenue	Miami, FL	33172	2,696	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3324	P.S. - MainPlace Shoppingtown LLC	540	2800 N Main Street	Santa Ana, CA	92705	2,968	Westfield	11601 Wilshire Blvd, 12th Floor	Los Angeles	CA	90025
3325	P.S. - Edison Mall	1035A	4125 Cleveland Avenue	Fort Myers, FL	33901	3,069	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
3326	PS - Foothills	185	7401 N. La Cholla Blvd.	Tucson, AZ	85741	4,487	Schottenstein Property Group	4300 East Fifth Ave	Columbus	OH	43219
3327	P.S. - Patrick Henry Mall	0819	12300 Jefferson Avenue	Newport News, VA	23602	3,214	PREIT Services LLC	200 S Broad St, 3rd Floor	Philadelphia	PA	19102

3329	P.S. - South Bay Galleria	206	1815 Hawthorne Blvd	Redondo Beach , CA	90278	3,085	Forest City Enterprises	50 Public Square	Cleveland	OH	44113
3330	Gran Plaza Outlets	H100 , H150	888 W 2nd Street	Calexico, CA	92231	3,983	Charles Company	9034 West Sunset Blvd	West Hollywood	CA	90069
3331	P.S. - Town East Mall	1238	2063 Town East Mall	Mesquite, TX	75170	2,963	General Growth	110 North Wacker Drive	Mesquite	TX	75150
3332	P.S. - Outlet Shoppes At Atlanta	D410	915 Ridgewalk Parkway	Woodstock, GA	30188	3,630	Horizon Group Properties, LP	5000 Hakes Drive	Muskegon	MI	49441
3333	P.S. - Cherryvale Mall	E-64	7200 Harrison Avenue	Cherry Valley, IL		2,821	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3334	P.S. - Northpark Mall	1122A	1200 E Countryline Road	Ridgeland, MS	39157	2,996	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3335	P.S. Town Center at Cobb	331	400 Barrett Parkway	Kennesaw, GA	30144	3,500	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
3336	P.S. Meadows Mall	2180	4300 Meadows Lane	Las Vegas, NV	89107	3,260	General Growth	110 North Wacker Drive	Chicago	IL	60606
3337	P.S. Ashland Town Center	336	500 Winchester Avenue	Ashland, KY	41101	2,809	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
3338	P.S. Cordova Mall	F611A	5100 N 9th Avenue	Pensacola, FL	32504-8769	3,414	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
3339	P.S. - Emerald Square Mall	E209	999 S Washington Street	N Attleborough, MA	02760	3,489	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3340	P.S. White Plains Galleria	433A	100 Main Street	White Plains, NM	10601	3,084	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3342	P.S. Livingston Mall	1004A	112 Eisenhower Parkway	Livingston , NJ	07039	3,481	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
3344	P.S. Tippecanoe Mall	0G04	2415 Sagamore Parkway S	Lafayette, IN	47905	4,215	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
3345	P.S. Aurora Town Center	2027	14200 East Alameda	Aurora, CO	80012-2511	3,165	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
3347	P.S. Coastland Center	J0008	1900 Tamiani Trail N	Naples, FL	34102	2,798	General Growth	110 North Wacker Drive	Chicago	IL	60606
3349	P.S. Boise Towne Square	2147	350 N Milwaukee	Boise, ID	83704	3,602	General Growth	110 North Wacker Drive	Chicago	IL	60606
3350	P.S. - Grand Central Mall	273	100 Grand Central Avenue	Vienna, WV	26105	2,712	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
3351	P.S. - Great Lakes Mall	554B	7850 Mentor Avenue	Mentor, OH	44060	3,500	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-33438
3352	P.S. - Crossroads Center	A0019	4101 W Division Street	St. Cloud , MN	56301	3,145	General Growth	110 North Wacker Drive	Chicago	IL	60606
3353	P.S. - Panorama Mall	36	8401 Van Nuys Blvd	Panorama City, CA	91402	3,000	Macerich	401 Wilshire Blvd.	Panorama City	CA	91402

3354	P.S. Northridge Mall	F10	796 Northridge Mall	Salinas, CA	93906	3,130	General Growth	110 North Wacker Drive	Chicago	IL	60606
3355	P.S. - Pacific View Mall	2260	3301 E Main Street	Ventura, CA	93003	3,813	Macerich	401 Wilshire Blvd.	Ventura	CA	93003
3356	P.S. - Park Place Mall	506	5870 E. Broadway Blvd	Tucson, AZ	85711	2,805	General Growth	110 North Wacker Drive	Chicago	IL	60606
3357	P.S. - Mall of New Hampshire	S163	1500 S Willow	Manchester , NH	03103	3,477	Simon Property Group	225 W Washington St	Indianapolis	IN	46204
3358	P.S. Glenbrook Mall	B03	4201 Coldwater Road	Fort Wayne , IN	46805	3,510	General Growth	110 North Wacker Drive	Columbia	MD	21044
3359	P.S. - Greenwood Mall	114	2625 Scottsville Road	Bowling Green, KY	42104	3,393	General Growth	110 North Wacker Drive	Columbia	MD	21044
3360	P.S. - Asheville Mall	H-02	3 South Tunnel Road	Asheville, NC		3,276	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3361	P.S. - EastGate Mall	A-212	4601 Eastgate Boulevard	Cincinnati, OH	45245	3,427	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421
3362	P.S. Jefferson Mall	A-240	Jefferson Blvd & Outer Loop Road	Louisville, KY		3,473	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3363	P.S. Turtle Creek Mall	75	1000 Turtle Creek Drive	Hattiesburg, MS		3,322	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3364	P.S. First Colony Mall	860	16535 Southwest Freeway	Sugar Land, TX	77479	3,529	General Growth	110 North Wacker Drive	Chicago	IL	60606
3365	P.S. - Burnsville Center	1080	1178 Burnsville Center	Burnsville, MN	55306	3,724	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3366	P.S. Rivergate Mall	1670	1000 Rivergate Parkway	Goodlettsville, TN		2,783	Hendon Properties	3445 Peachtree Road	Atlanta	GA	30326
3367	P.S. Westgate Mall	210	205 W Blackstock Road	Spartanburg, SC	29301	3,484	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3368	P.S. - Lakeside Mall	1150	14000 Lakeside Circle	Sterling Heights, MI	49015	3,519	Lakeside Mall	15000 Lakeside Circle	Sterling Heights	MI	49015
3369	P.S. - Triangle Town Center	FU2049	5959 Triangle Town Boulevard	Raleigh, NC		3,564	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3370	P.S. - Weatherford Ridge	un-named	I-20 and Highway 171	Weatherford, TX	76085	3,237	North American Development Grp	3829 W Spring Creek Pkwy	Plano	TX	75023
3371	P.S. - Central Plaza	BOK	6221 Slide Road. Unit BOK	Lubbock, TX		3,200	Dunhill Partners	3100 Monticello, Suite 300	Dallas	TX	75205

3372	P.S. Pearland Town Center	1035	Highway 288 & FM 518	Pearland, TX	77584	3,500	CBL & Associates Management Inc.	2030 Hamilton Place Blvd	Chattanooga	TN	37421-6000
3373	P.S. North Riverside Park	E9	7501 W Cermak Rd	N Riverside, IL	60546	3,356	The Feil Organization	370 &th Avenue, Suite 618	New York	NY	10001
3374	P.S.Fox Valley	B3	195 Fox Valley Center	Aurora, IL	60504	3,000	Fox Valley Mall LLC	2049 Century Park East	Los Angeles	CA	90067
3375	P.S. Salmon Run	B104	Interstate Rt 81, NYS Rt. 3	Watertown, NY		3,498	Pyramid	4 Clinton Square	Syracuse	NY	13202-1078
3376	P.S. Northridge Fashion Ctr	78	9301 Tampa Avenue	Northridge, CA	91324	3,073	General Growth	110 North Wacker Drive	Chicago	IL	60606
3377	P.S. Fairfield Commons	W253	2727 Fairfield Commons Drive	Beavercreek, OH		3,030	Glimcher	180 E Broad St, 21st Floor	Columbus	OH	43215
3380	P.S. - Oakdale Mall	76	601-635 Harry L. Drive	Johnson City, NY	13790	2,827	Vornado	210 Route 4 East	Paramus	NJ
3381	Chimney Rock Mall	A	TX 191 and 338	Odessa, TX		3,016	Excel Property Group	17410 Bernardo Center Drive,	San Diego	CA	92198-1324
3384	P.S. - Galleria at Crystal Run	C-210A	One Galleria Drive	Middletown, NY	10941	3,349	Pyramid Mgmt Group LLC	4 Clinton Square	Syracuse	NY	13202-1078
3385	P.S. -Gurnee Mills Mall	793	6170 W Grand Avenue	Gurnee, IL	60031	2,889	Simon Property Group	225 W Washington St	Indianapolis	IN	46204-3438
3401	PS National Harbor	450		Oxon Hill, MD		3,100	Tanger Properties, L.P.	3200 Northline Ave	Greensboro	NC	27408

Corporate Locations
100004	ADI	Block 73.01	2 Brick Plant Road	South River, NJ	08810	315,000	LIT-Northend LLC	2100 McKinney Ave, STE 700	Dallas	TX	75201
101004	West Coast Distribution Center	01004	950 N. Barrington Ave	Ontario, CA	91761	359,996	ProLogis	2817 E. Cedar Street	Ontairo	CA	91761
100014C	Canadian Office	208	6205 B Airport Road	Mississauga, ON	L4V1E3	1,391	Orlando Corporation	6205 Airport Road	Mississauga	ON	L4V1E3
100014NJ	NJ Office	Lyndhurst 3rd, 4th - 5th	125 Chubb Avenue	Lyndhurst, NJ	07071	68,949	SL Green Realty Corp.	420 Lexington Ave	New York	NY	10170
200014NY	NYC Office	10014 - 22nd Floor	112 West 34th Street	New York, NY	10017	34,672	Helmsley Spear	60 East 42nd Street	New York	NY	10017
200014NY	NYC Office	10015 - 22nd Floor Expansion	112 West 34th Street	New York, NY	10017	4,133	Helmsley Spear	60 East 42nd Street	New York	NY	10017

200014NY	NYC Office	10017 - 25th Floor	112 West 34th Street	New York, NY	10017	10,158	Helmsley Spear	60 East 42nd Street	New York	NY	10017
200014NY	NYC Office	10018 - 26th Floor	112 West 34th Street	New York, NY	10017	10,158	Helmsley Spear	60 East 42nd Street	New York	NY	10017
200014NY	NYC Office	10020 - 16th Floor	112 West 34th Street	New York, NY	10017	29,639	Helmsley Spear	60 East 42nd Street	New York	NY	10017
200014NY	NYC Office	11th Floor	901 Avenue of the America	New York, NY	10001	32,355	Vornado	210 Route 4 East	Paramus	NJ	07652

Exhibit 4-6 to
The Third Amended and Restated
Loan and Security Agreement
Encumbrances

Debtor Name:	State	Level	Secured Party	File Date	File Number
Aeropostale, Inc.	DE	SOS	Key Equipment Finance Inc.	5/1/2009	20091390282
Aeropostale, Inc.	DE	SOS	General Electric Capital Corporation	5/4/2009	20091402830
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	8/12/2009	20092594643
Aeropostale, Inc.	DE	SOS	Pearland Town Center Limited Partnership/CBL & Associates Limited Partnership	8/17/2009	20092636964
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	8/19/2009	20092666268
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	9/8/2009	20092880331
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	10/5/2009	20093187785
Aeropostale, Inc.	DE	SOS	Pom-College Station, LLC	10/12/2009	20093276844
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	4/1/2010	20101125339
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	4/13/2010	20101282007
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	7/1/2010	20102314551
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	7/19/2010	20102507550
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	9/20/2011	20113611996
Aeropostale, Inc.	DE	SOS	General Electric Capital Corporation	9/29/2011	20113740654
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	10/7/2011	20113872028
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	12/16/2011	20114839984
Aeropostale, Inc.	DE	SOS	General Electric Capital Corporation	8/7/2012	20123039908
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	9/20/2012	20123633973
Aeropostale, Inc.	DE	SOS	General Electric Capital Corporation	10/15/2012	20123956895
Aeropostale, Inc.	DE	SOS	General Electric Capital Corporation	1/3/2013	20130026261
Aeropostale, Inc.	DE	SOS	IBM Credit LLC	1/3/2013	20130041153
Aeropostale, Inc.	DE	SOS	General Electric Capital Corporation	4/5/2013	20131319319
Aeropostale, Inc.	DE	SOS	General Electric Capital Corporation	4/8/2013	20131331009
Aeropostale, Inc.	DE	SOS	General Electric Capital Corporation	5/31/2013	20132067024
Aeropostale, Inc.	DE	SOS	AT&T Capital Services, Inc.	6/10/2013	20132211127
Aeropostale, Inc.	DE	SOS	AT&T Capital Services, Inc.	12/9/2013	20134849197
Aeropostale, Inc.	DE	SOS	AT&T Capital Services, Inc.	12/27/2013	20135128906

21715922v2

Exhibit 4-7 to
The Third Amended and Restated
Loan and Security Agreement

Indebtedness

None.

21715922v2

Exhibit 4-8 to
The Third Amended and Restated
Loan and Security Agreement

Insurance Policies
(See attached).

21715922v2

							20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
Auto - AOS	8/1/2014	C5086416543	Valley Forge	J. Smith Lanier	1,000,000		Bodily and Property Damage
			Insurance	& Co.	1,000,000		Liability
Policy Code:	22975				1,000,000		Uninsured/Underinsured Motorist
					5,000		Medical Payments
Comment	Policy				1,000,000		Hired/Non-Owned
					1,000		Comprehensive/Collision Deductible - Auto

Auto - MA	8/1/2014	5084926345	National Fire	J. Smith Lanier	20,000 / 40,000		Bodily Injury
			Insurance Co.	& Co.	1,000		Comprehensive/Collision Deductible - Auto
Policy Code:	22976		of Hartford
					20,000 / 40,000		Uninsured/Underinsured Motorist
					5,000		Medical Payments
Comment	Policy				1,000,000		Liability

Crime	8/1/2014	FID2874723-04	Zurich	Aon Risk Services	5,000,000		Employee Dishonesty
					5,000,000		Forgery Alteration
Policy Code:	18784				5,000,000		Theft
Comment	Policy				5,000,000		Computer Fraud
					50,000		Deductible

This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.

							Prepared by UIC,

1

21753392v1

20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
Cyber Liability	5/13/2014	Binder -	Beazley	ARC Exces &	10,000,000		Policy Limit
		V13B3D130101		Surplus	2,000,000		Regulatory Defense & Penalties (Insuring
Policy Code:	22485						Agreement IC)
Comment	Binder				500,000		Crisis Management & Public Relations (Insuring
Agreement I.E)
					250,000		PCI Fines and Costs (Insuring Agreement I.F.)

					2,000,000		Privacy Breach Response Services. (Insuring
					Individuals		Agreement I.B)
					1,000,000		Legal and Forensic Exp. (Insuring Agreement IB1)
					500,000		Foreign Notifications

					10,000,000		Cyber Extortion Loss
					10,000,000		Data Protection Loss and Bus. Interruption Loss
					500,000		Hourly Sublimit
					100,000		Forensic Exp.
					100,000		Dependent Bus. Interruption

					500,000		Retention: Insuring Agreement IA & IC
					20,000		Retention: Insuring Agreement IB.
					500,000		Retention: Insuring Agreement I.D.
					10,000		Retention: Insuring Agreement I.E.
					500,000		Retention: Insuring Agreement I.F.
					500,000		Retention: Extortion Threat
					500,000		Retention: Security Breach
					10 hours		Waiting Period
This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.
Prepared by UIC,

2

21753392v1

							20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
D & O	5/15/2014	6800-8275	Chubb	AMWINS	5,000,000		Limit of Liability
				Brokerage of NJ	100,000		Security Holder Derivative Demands
Policy Code:	22431				$0		Clauses 1 & 4
Comment	Policy				2,500,000		Clause 2 & 3

D & O - Excess	5/15/2014	6800-8275	RSUI	AmWins	5,000,000		XS 15,000,000
3rd Layer
Policy Code:	22428
Comment	Policy

D & O - Excess	5/15/2014	MCA8GQM13	Aspen	AmWins	5,000,000		XS 20,000,000
4th Layer
Policy Code:	22429
Comment	Policy

D & O - Excess	5/15/2014	MBN713503-01-	Axis	AMWINS	5,000,000		XS $5,000,000
1st Layer		2013		Brokerage of NJ
Policy Code:	22432
Comment	Policy

D & O - Excess	5/15/2014	SC5DO00057-131	Everest	AMWINS	5,000,000		XS 10,000,000
2nd Layer				Brokerage of NJ
Policy Code:	22434
Comment	Policy

This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.

							Prepared by UIC,

3

21753392v1

							20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
D & O - Excess	5/15/2014	ELU129774-13	XL	AmWins	5,000,000		XS 25,000,000
5th Layer
Policy Code:	22430
Comment	Policy

D & O - SIDE "A"	5/15/2014	6800-8276	Chubb	AMWINS	10,000,000		Underlying Limits
				Brokerage of NJ
Policy Code:	22436
Comment	Policy

D & O - SIDE "A"	5/15/2014	V10A55130401	Beazley	AMWINS	10,000,000		XS 10,000,000
Excess				Brokerage of NJ			Underlying 30,000,000
Policy Code:	22435
Comment	Policy

Earthquake-CA	8/1/2014	CFE0966844	QBE	Aon	25,000,000		Excess of $7,000,000
- Excess 1st							DEDUCTIBLE
							5% of Values: $250,000 Minimum
Policy Code:	23041
Comment	Policy

This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.

							Prepared by UIC,

4

21753392v1

							20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
Earthquake-CA	8/1/2014	WRE01429	Western Risk	AmWins	12,500,000		Excess of $32,000,000
- Excess 2nd			Specialists				DEDUCTIBLE
							5% of Values: $250,000 Minimum
Policy Code:	23140
Comment	Policy

Earthquake-CA	8/1/2014	NSM33256	NorthShore	AmWins	12,500,000		Excess of $32,000,000
- Excess 3rd							DEDUCTIBLE
							5% of Values: $250,000 Minimum
Policy Code:	23141
Comment	POLICY

Employment	5/15/2014	EPLNY799605005-		Liberty MutualARC Excess &	10,000,000		Limit of Liability
Practices Liability		Binder		Surplus, LLC	500,000		Retention - Single Claims
					1,000,000		Retention - Multi-Party
Policy Code:	22399						Pending & Prior Date 8/1/1998
Comment	Binder						Continuity Date 5/15/2005

Fiduciary	8/1/2014	BINDER -	US Specialty	Crump Insurance	5,000,000		Limit of Liability
		U71351317		Services	10,000		Deductible - Includes Defense Costs
Policy Code:	22977
Comment	BINDER

This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.

							Prepared by UIC,

5

21753392v1

							20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
Fiduciary -	8/1/2014	BINDER -	Great	Crump Insurances	5,000,000		XS 5,000,000
Excess 1st		FDX6660766	American	Services

Policy Code:	22978
Comment	BINDER

Fiduciary -	8/1/2014	EPG0013290	RLI Insurance	Crump Insurance	10,000,000		XS 10,000,000
Excess 2nd			Company	Services

Policy Code:	22980
Comment	BINDER

Fiduciary -	8/1/2014	Binder - 8235- 3003		Federal Crump Insurance	10,000,000		Excess $20,000,000
Excess 3rd			Insurance	Services

Policy Code:	22974
Comment	Binder

General Liability	8/1/2014	GL5086416560	National Fire	J. Smith Lanier &	2,000,000		General Aggregate
			Insurance Co.	Co.	2,000,000		Products / Completed Operations Aggregate
Policy Code:	22981		of Hartford
Comment	Policy				1,000,000		Each Occurrence
					1,000,000		Personal / Advertising Injury
					1,000,000		Employee Benefits - Deductible $1,000 (Retro
							8/1/2004)

							Medical Expense
					5,000		Medical Expense
					500,000		Fire Damage Limit, Any One Fire
					0		No Deductible
This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.

21753392v1

Prepared by UIC, Inc.

6

21753392v1

							20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
General Liability	8/1/2014	GL292002068	C N A	J. Smith Lanier &	2,000,000		General Aggregate
- CANADA				Co.	2,000,000		Products / Completed Operations Aggregate
					1,000,000		Each Occurrence
Policy Code:	23617				1,000,000		Employee Benefits - Deductible $1,000 (Retro
Comment	Policy						8/1/2004)

Kidnap & Ransom4/19/2014

Policy Code:	18090	NO5670020-001	ACE	AmWins	5,000,000		Limit of Liability
Comment	Policy				0		Deductible
					5,000,000		B.I. & E.E.

This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.

							Prepared by UIC, Inc.

7

21753392v1

20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
Package -	8/1/2014	WP584958700	C N A	J. Smith Lanier &			INTERNATIONAL GENERAL LIABILITY
International				Co.	1,000,000		Bodily Injury / Property Damage - Ea. Occurance
Policy Code:	22982						/ 2,000,000 Aggregate
Comment	Policy				2,000,000		Products / Completed Operations - Ea. Occurance
/ Aggregate
					1,000,000		Personal & Advertising Injury - Ea. Occurance /
Aggregate
					1,000,000		Premises Legal Liability Ea. Occurance /
Aggregate
					10,000		Medical Expenses per person / 50,000 per

INT'L EMPLOYEE BENEFITS LIAB.
					1,000,000		Each Employee / Aggregate
1,000 Deductible

INT'L TRAVEL
					1,000,000		Business Trip
					10,000		Medical Expense
					500,000		Per Accident / Aggregate

INT'L AUTO
					1,000,000		Bodily Injury / Property Damage - per occurrence
					10,000		Medical Expenses per person / 50,000 per
					1,000		DEDUCTIBLE
INT'L FOREIGN VOLUNTARY WC
					1,000,000		Bodily Injury / Accident
					1,000,000		BI by Disease / Policy Limit
					1,000,000		BI by Disease / Per Person

21753392v1

	100,000/250,000 Agg	Excess Repatriation

This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.

Prepared by UIC, Inc.

8

21753392v1

20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
Property -	8/1/2014	RMP-5084763807	C N A	J. Smith Lanier &			INT'L KIDNAP & RANSOM / CONFISCATION
Canada				Co.	50,000		Each Occurrence / Aggregate
Policy Code:	22983
Comment	Policy				48,018,543		Policy Limit
					5,000,000		Accounts Receivable
					75,000,000		Earthquake - Annual Aggregate
					75,000,000		Flood - Annual Aggregate
					15,000,000		Leasehold Interest
					10,000,000		Extra Expense
					180 Days		Extended Period of Indemnity
					90 Days		Newly Acquired / Constructed Property
DEDUCTIBLES
					24 Hours		Business Interruption
					24 Hours		Service Interruption
					50,000		Any Loss, Damage or Expense
					10,000		Retail Store Locations
					100,000		Flood
					50,000		Earth Movement
					10,000		Equipment Breakdown
					24 Hours		Time Element

This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.

Prepared by UIC, Inc.

9

21753392v1

20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
Property / B&M	8/1/2014	RMP-5084763065	C N A	J. Smith Lanier &	150,000,000		Policy Limit
				Co.	150,000,000		Blanket Real & Personal Property
Policy Code:	22984				50,000,000		Blanket Business Income
Comment	Policy				5,000,000		Accounts Receivable
					5,000,000		Scheduled Dependent Property
					75,000,000		Earthquake - Annual Aggregate
Earthquake - Annual Aggregate
					75,000,000		Critical New Madrid Areas - Annual Aggregate
					50,000,000		Critical Pacific N.W. - Annual Aggregate
					Included		EDP
					Included		Equipment Breakdown
					Included		Ammonia Contamination
					10,000,000		Extra Expense
					75,000,000		Flood - Annual Aggregate
					5,000,000		Locations Outside 100 Year Flood Plain
					15,000,000		Leasehold Interest
					150,000,000		Named Storm
					1,000,000		Newly Acquired/ Constructed Property
					5,000,000		Demolition & Cost of Construction
DEDUCTIBLE
					50,000		Each Loss
					100,000		Due to Flood
					50,000		Due to Earth Movement
					24 Hours		Business Interruption
					180 Days		Extended Period of Indemnity
					24 Hours		Service Interruption
This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.

21753392v1

Prepared by UIC, Inc.

10

21753392v1

							20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
Umbrella	8/1/2014	UMB4647099	Great	Sterling & Sterling	25,000,000		General Aggregate
			American
Policy Code:	23020				10,000		SIR
Comment	Policy
	Part of National Retail Safety Association

Umbrella -	8/1/2014	NY13EXC734791IV		NavigatorsSterling & Sterling	25,000,000		XS $25,000,000
Excess 1st
Policy Code:	23022
Comment	Policy
	Part of National Retail Safety Association

Umbrella -	8/1/2014	015374932	Lexington	Sterling & Sterling	25,000,000		XS $50,000,000
Excess 2nd
Policy Code:	23023
Comment	Policy
	Part of National Retail Safety Association

Umbrella -	8/1/2014	ECO-1455087235	Ohio Casualty	Sterling & Sterling	25,000,000		XS $75,000,000
Excess 3rd
Policy Code:	23024
Comment	Policy
	Part of National Retail Safety Association

This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.

							Prepared by UIC, Inc.

11

21753392v1

							20-Feb-14
SCHEDULE OF INSURANCE

CLIENT NAME: AEROPOSTALE
Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Limits	Ded	Coverage/Deductible
WC - AOS	8/1/2014	TC2JUB-	Travelers	NIA / MARSH	1,000,000		Bodily Injury by Accident, Each Accident
		2922B865-13			1,000,000		Bodily Injury by Disease, Policy Limit
Policy Code:	22985				1,000,000		Bodily Injury by Disease , Each Employee
Comment	POLICY				250,000		Retention - Each Accident - Each Employee
							Collateral Agreement LDF:
							2/1/15 = 1.544; 2/1/16 = 1.250; 2/1/17 = 1.140;
							2/1/18 = 1.094; 2/1/19 = 1.067; 2/1/20 = 1.050;
							2/1/21 = 1.00

WC - AZ, MA,	8/1/2014	TRKUB-2922B89-	Travelers	NIA / MARSH	1,000,000		Bodily Injury by Accident, Each Accident
OR, WI		0-13			1,000,000		Bodily Injury by Disease, Policy Limit
Policy Code:	22986				1,000,000		Bodily Injury by Disease , Each Employee
Comment	Policy

This schedule is only a summary. For exact coverage and exclusions your individual policies must be referred to.

							Prepared by UIC, Inc.
12

21753392v1

Exhibit 4-10 to
The Third Amended and Restated
Loan and Security Agreement

Capital Leases
None.

21715922v2

Exhibit 4-13 to
The Third Amended and Restated
Loan and Security Agreement

Taxes
None.

21715922v2

Exhibit 4-17 to
The Third Amended and Restated
Loan and Security Agreement

Litigation
None.

21715922v2

Exhibit 4-22 to
The Third Amended and Restated
Loan and Security Agreement

Permitted Management Fees and other Affiliated Transactions
(See Attached).

21715922v2

Permitted Management Fees and other Affliliated Transactions
	Aeropostale, Inc. ("Aero Inc.")	Aeropostale West, Inc. ("Aero-West")	Aeropostale Canada, Inc. ("Aero-Canada")	Aero GC Mgmnt LLC ("GC Mgmt")	P.S. from Aeropostale, Inc. ("PS")	Aeropostale Puerto Rico, Inc. (Aero-PR")	PS stores Puerto Rico	Aeropostale Licensing, Inc. ("Licensing")	Aeropostale Procurement Co., Inc. ("Procure-Co")	GoJane, LLC
Management Fee paid by Aero-West to Aero Inc. for services performed	Asset	Liab
Interest Expense paid by Aero Inc. to Aero-West on interco balances	Liab	Asset
Management Fee paid by Aero-Canada to Aero Inc. for services performed	Asset		Liab
Management Fee paid by Aero-Canada to Procure-Co for services performed			Liab						Asset
Royalty paid by Aero-Canada to Procure-Co for trademark use			Liab						Asset
Interest Expense paid by Aero-Canada to Aero Inc. on interco balances if any	Asset		Liab
Interest Expense paid by Aero-Canada to Procure-Co on interco balances if any			Liab						Asset
Management Fee paid by GC Mgmt to Aero Inc. for services performed	Asset			Liab
Sales Commission paid by GC Mgmt to Aero Inc. for sales of gift cards at store level	Asset			Liab
Redemption Fee paid by Aero Inc. to GC Mgmt for providing gift card services	Liab			Asset
Interest expense paid by Aero Inc. to GC Mgmt on interco balances if any	Liab			Asset
Management Fee paid by PS to Aero Inc. for services performed	Asset				Liab
Interest Expense paid by PS to Aero Inc. on interco balances if any	Asset				Liab
Management Fee paid by Aero-PR to Aero Inc. for services performed	Asset					Liab	Liab
Management Fee paid by Licensing to Aero Inc. for services performed	Asset							Liab

Interest Expense paid by Licensing to Aero Inc. on interco balances if any	Asset			Liab
Management Fee paid by Procure-Co to Aero Inc. for services performed	Asset				Liab
Sourcing Fee paid by Aero Inc. to Procure-Co for inventory purchases	Liab				Asset
Sourcing Fee paid by Aero-West to Procure-Co for inventory purchases		Liab			Asset
Sourcing Fee paid by PS to Procure-Co for inventory purchases			Liab		Asset
Management Fee paid by GoJane to Aero Inc. for services performed	Asset					Liab

Exhibit 4-23 to
The Third Amended and Restated
Loan and Security Agreement

Excluded Assets
None.

21715922v2

Exhibit 4-28 to
The Third Amended and Restated
Loan and Security Agreement

Collective Bargaining Agreements
None.

21715922v2

Exhibit 4-31 to
The Third Amended and Restated
Loan and Security Agreement

Material Contracts
Amended and Restated E-Commerce Agreement between GSI Commerce Solutions, Inc. and Aeropostale, Inc. dated as of September 22, 2008, as amended

Third Amended and Restated Loan and Security Agreement among Aeropostale, Inc., the Guarantors referenced therein, Bank of America, Inc., the Lenders referenced therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated as of September 22, 2011, as amended

21715922v2

Exhibit 5-5 to
The Third Amended and Restated
Loan and Security Agreement

Form of Borrowing Base Certificate
(See attached).

21715922v2

AEROPOSTALE, INC.

Borrowing Base Certificate

E-MAIL TO: Christopher Santos at Chistopher.Santos@baml.com				Dated:
FAX TO: (617) 434-4312				Certificate No.:

Borrowing Base (Revolving Credit)

Inventory

Stock Ledger Inventory at Cost as of:

PLUS: Acceptable In Transit Inventory
LESS: Inventory Ineligibles
Puerto Rico locations
Adjustment locations
Closed stores
Damage reserve
Shrink reserve
	In transit reserve for estimate (5% of In Transit)				—

	TOTAL INVENTORY INELIGIBLES				—

Eligible Inventory, as of:				1/0/1900	—

Effective Inventory Advance Rate

	Appraised NOLV of Eligible Inventory			Advance Percentage
Jan	___%	Jul	___%	90%	$—
Feb	___%	Aug	___%
Mar	___%	Sep	___%
Apr	___%	Oct	___%
May	___%	Nov	___%
Jun	___%	Dec	___%

Inventory Availability					$—	(A)

Credit Card Receivables

Credit Card Receivables
LESS Ineligibles:

Amounts over 5 days
Accrued fees
Eligible Credit Card Receivables	1/0/1900				—

Advance Rate			90.0%
Credit Card Availability			$—	(B)

LESS Reserves:

Gift Certificates (50% of outstanding)
Landlord reserve (2 months rent PA, VA, WA) & past due rent
Self insurance reserve (1 month based on 12 months average)
Texas personal property taxes
Texas sales tax

	TOTAL RESERVES		$—	(C)

Gross Borrowing Base Availability (Revolving Credit) ($200MM Cap) (A+B+C)			$—	(D)

Borrowing Base (FILO)

Trade Name

Appraised Value of Eligible Trade Names
Advance Rate			50.0%
Gross Borrowing Base Availability (FILO) ($30MM Cap)			$—	(F)

AVAILABILITY CALCULATION

Borrowing Base (FILO) ($30MM Cap)
	LESS:	FILO Balance Outstanding	—
Availability (FILO)			$—

Borrowing Base (Revolving Credit) ($200MM Cap)			—	(D)

Beginning Principal Balance			—
	ADD:	Prior day's advance	—
	LESS:	Prior day's paydown	—

Ending principal balance			—
	ADD:	Standby Letters of Credit	—
	ADD:	Documentary Letters of Credit	—
	ADD:	Unreimbursed L/C Obligations	—

Total loan balance prior to request			—	(E)

Availability (Revolving Credit) prior to today's request (D-E)			—

ADVANCE REQUEST			—

Availability (Revolving Credit) after today's request	$—

The undersigned, a Responsible Officer of Aeropostale, Inc. (the "Borrower"), represents and warrants that (a) the information set forth above has been prepared in accordance with the requirements of the Third Amended and Restated Loan and Security Agreement dated as of September 22, 2011 (as amended, restated, supplemented and otherwise in effect from time to time, the "Agreement") among the Borrower, the other Loan Parties, and Bank of America, N.A., as Agent for itself and certain other lenders; (b) no event or circumstance which could reasonably be expected to result in a Material Adverse Effect has occurred; (c) all or a portion of the advance requested hereby will be set aside by the Borrower to cover 100% of the Borrower’s obligations for sales tax on account of sales since the most recent borrowing under the Agreement; (d) the information set forth above is true and complete in all material respects as of the date hereof (other than those which are as of a specific date, in which case such representation was true and complete in all material respects as of such date, and other than those of which are qualified by materiality, in which case such representations are true and correct in all respects); and (e) no Suspension Event or Event of Default is presently in existence. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

Responsible Officer:

Print Name:

Exhibit 6-3 to
The Third Amended and Restated
Loan and Security Agreement

Bonds
None.

21715922v2

Exhibit 7-1 to
The Third Amended and Restated
Loan and Security Agreement

DDAs
(See attached).

21715922v2

BANK ACCOUNT INFORMATION

STORE
#	BANK NAME	ACCOUNT#
10	Mellon Bank	XXX-XXX-6816
11	Citizens Bank	XXXXXX-838-0
12	Valley National Bank	XXXX3068
19	Bank of America	XXXXXX7090
20	Capital One	XXXXXX5192
22	JP Morgan Chase	XXXXXX3253
23	PNC Bank NJ	XXXXXX7511
25	JP Morgan Chase	XXXXXXXXXX5027
27	Key Bank National Assoc.	XXXXXX6613
28	Wachovia	XXXXXXXXX3216
29	Chase Bank	XXX-XXX5515
30	JP Morgan Chase	XXXXXX7917
31	Bank of America	XXXXXXXXX1722
32	Bank One	XXXXXX4164
34	M & T Bank	XXXX3836
35	Citizens Bank	XXXXXX-585-8
36	BB & T Bank	XXXXXXXXX6122
37	TD Banknorth	XXXXXX4826
38	Wells Fargo Bank	XXXXXX9895
41	Citizens Bank	XXXXXX2832
43	M & T Bank	XXXXXX0324
46	Wachovia	XXXXXXXXX3216
48	PNC	XXXXXX5115
49	PNC	XXXXXX7375
50	Salem Five Bank	XXXXXX1621
51	Bank of America	XXXXXXXX0234
52	JP Morgan Chase	XXX-XXXX682-4
54	Citibank, N.A.	XXXXXX6009
56	Washington Federal Savings Bank	XXXXXX3435
57	Canandaigua National	XXXXXX2201
58	Bank of America	XXXXXX4524
59	M & T Bank	XXXX5537
60	Citizens Bank	XXXXXX7347
62	Key Bank	XXXXX1172
63	Bank of America	XXXXXX4537
65	Bank of America	XXXXXX7100
66	TD	XXXXXX2879
67	Capital One	XXXXXX9283
68	Valley Naitonal Bank	XXXX0880
70	Bank of America	XXXXXX4540
71	Bank of America	XXXXXXXX2165

21715922v2

73	Wachovia	XXXXXXXXX3216
75	Wachovia	XXXXXXXXX3216
77	First Tennessee Bank	XXXXX7707
78	Pennstar Bank	XXXXX9514
79	Capital One	XXXXXX0173
81	First Union National Bank	XXXXXXXXX5435
84	Wachovia	XXXXXXXXX3216
85	Huntington National Bank	XXXXXXX2032
86	Bank of America	XXXXXXXX3570
87	Key Bank	XXXXXXXX1130
88	Bank of America	XXXX-XXXX-2390
89	First Niagara	XXX-XXX91-0
90	TD Bank	XXXXX6266
91	M&T Bank	XXXX2521
92	PNC Bank	XX-XXXX-8146
93	JP Morgan Chase	XXXXX3591
99	JP Morgan Chase	XXXXXX5897
100	JP Morgan Chase	XXXXX0175
102	Sovereign	XXXXXX1160
103	Huntington National Bank	XXXXXXX5443
104	Bank of America	XXXXXX7113
105	First Niagara	XXXXXX2961
106	Bank of America	XXXXXX4553
108	Bank of America	XXXXXXXX5398
109	Key Bank	XXXXX7792
110	Capital One	XXXXXX0096
111	Bank of America	XXXXXXXX2097
112	TD Bank	XXXXXX2314
113	Bank of America	XXXXXXXX2071
114	Huntington National Bank	XXXXXXX4689
115	Key Bank	XXXXXXXX8428
116	Key Bank	XXXXXXXX0346
117	Wachovia	XXXXXXXXX3216
118	Citibank, N.A.	XXXX1835
120	M&T	XXXXXX5464
121	Wells Fargo Bank	XXXXXX0342
123	JP Morgan Chase	XXXXX9656
124	First Tennessee	XXXXX2250
127	Wachovia	XXXXXXXXX3216
128	First Union	XXXXXXXXX4274
129	PNC Bank	XXXXXX2634
130	Bank of America	XXXXXX4579
131	Wachovia	XXXXXXXXX3216
132	HSBC as of 8/14/00	XXXXX5930
133	US Bank	XXXXXXXX9687

21715922v2

134	PNC Bank	XXXXXX5846
135	TD Bank	XXXXXX1397
136	Chase Bank	XXXXXX5956
137	Bank of America	XXXXXX4582
138	Bank of America	XXXXXX7126
139	First Niagara	XXX-XXX50-0
140	M&T	XXXXXX8626
141	Bank of America	XXXXXX7139
142	First American Bank	XXXXXXX6101
143	First American Bank	XXXXXXX4502
144	TD	XXXXXX0551
145	Wachovia	XXXXXXXXX3216
146	JP Morgan Chase	XXXXXXXX6344
147	JP Morgan Chase	XXXXXXXXX1558
148	Wachovia	XXXXXXXXX3216
149	Northwest Savings Bank	XXXXXX8982
150	Bank of America	XXXXXX4595
151	Bristol County Savings	XXXX2892
152	PNC Bank	XX-XXXX-7052
153	Bank of America	XXXXXXX3583
154	Bank of America	XXXXXXXX9960
157	JPMorgan Chase Bank	XXXXXXXX2782
158	M & T Bank	XXXX7171
159	JP Morgan Chase	XXXXX4919
160	Bank of America	XXXXXXX3596
162	Suntrust Bank	XXXXXXXXX3668
164	BB&T	XXXXXX2814
166	JP Morgan Chase	XXXXX9761
167	First Niagara	XXXXXX6620
169	M&T	XXXXX2624
171	Dollar Bank	XXXXXX3739
172	M&T Bank	XXXX-7342
173	CLOSED
174	Chase Bank	XXX-XXX8161
175	Lafayette Bank and Trust	XXXXXX7729
176	TD Banknorth	XXX-XXX8312
177	Tompkins Trust Company	XXXXXX7378
178	Citizens Bank	XXXXXX0078
183	Bank of America	XXXXXX3567
184	JP Morgan Chase	XXX-XXXX401-5
185	Capital One	XXXXXX1082
186	M&T Bank	XXXXXX1852
188	Suntrust	XXXXXXXXX2833
189	Comerica	XXXXXX2356
190	Key Bank	XXXXXXXX1379

21715922v2

191	Wachovia	XXXXXXXXX3216
192	Bank of America	XXXXXXXX9569
193	Wachovia	XXXXXXXXX3216
194	Citizens Bank	XXXXXX9286
195	Bank of America	XXXXXX4618
196	Capital One	XXXXXX1941
197	Wachovia	XXXXXXXXX3216
198	JP Morgan Chase	XXXXX2627
200	TD Bank	XXXXX3547
201	PNC	XXXXXX5891
202	Bank of America	XXXXXXXX2107
203	B B & T Bank	XXXXXX1772
204	US	XXXXXXXX8095
205	PNC	XXXXXX3856
206	Wachovia Bank	XXXXXXXXX3216
207	Chemical	XXXX3208
208	Citizens Bank	XXXX5132
209	Bank of America	XXXXXX4621
213	Key Bank	XXXX-XX-XX0592
214	Key Bank	XXXXXXXX6717
215	PNC Bank	XXXXXX5131
216	Bank Champaign	XXX0327
218	Chase Bank	XXXXX0265
219	JP Morgan Chase	XXXXX7890
220	Old National Bank	XXXXX8151
221	Old National Bank	XXXXX5829
222	TD Bank North	XXXXXX9043
223	Wachovia Bank	XXXXXXXXX3216
224	Bank of America	XXXXXX4634
225	Regions	XXXXXX4237
226	Comerica Bank	XXXXXX2356
227	Huntington National Bank	XXXXXXX9046
228	PNC Bank	XXXXXX7025
229	Bank of America	XXXXXX4647
230	First Tennessee	XXXXX7093
231	Bank of America	XXXXXXXX2123
232	Herkimer County Trust	XXXX-X2624
233	Exchange Bank of Alabama	XXXX8345
234	Wachovia	XXXXXXXXX3216
235	Regions	XXXXXX8065
236	Bank of America	XXXXXX4650
237	Huntington National Bank	XXXXXXX6476
238	First Financial Bank	XXX1940
239	Regions	XXXXXX8902
240	Wachovia	XXXXXXXXX3216

21715922v2

241	Huntington National Bank	XXXXXX5460
242	United National Bank	XXXX5864
243	Bank of America	XXXXXX0367
244	TCF	XXXXXX4002
245	Commerce Bank-WEST	XXXXX0911
246	JP Morgan Chase	XXXXX3300
247	Chemical Bank	XXX4431
248	Trustco Bank	XXXX4510
249	Wells Fargo	XXXXXX0565
250	Wells Fargo	XXXXXX8193
251	Fifth Third Bank	XXXXXX0280
252	Bank of America	XXXXXX4663
253	Montgomery First National Bank	XXXX9773
254	Bank of America	XXXXXX4676
255	Harris Bank St. Charles	XXXXXX7695
256	Sovereign	XXXXXXX7667
257	PNC Bank	XXXXXX1237
258	Capital One	XXXXXX4530
259	Bank of America	XXXXXX4689
260	Chemung Canal	XXXXX9744
261	BB&T	XXXXXX9386
262	Wachovia	XXXXXXXXX3216
263	Capital City Bank	XXXXXX9901
264	Bank of America	XXXXXX4692
265	US	XXXXXXXX8391
266	—	XXXXXXXXX0106
267	Mellon Bank	XXX-XXX-6816
268	Regions	XXXXXX1908
269	Bank of America	XXXXXX0195
270	REGIONS BANK/Planters Bank	XXXXXX9726
271	Liberty Federal Savings	XXXX0165
272	Regions Bank	XXXXXX1458
273	BB&T	XXXXXXXXX0094
274	PNC	XXXXXX9728
275	Commerce	XXXXX3964
276	Riggs National Bank	XXXX9610
277	Bank of America	XXXXXX4715
278	Bank of America	XXXXXXXX1378
279	Bank of America	XXXXXX9160
280	First Citizen's Bank	XXXXXX3513
281	Dubuque Bank and Trust	XX6514
282	Wachovia	XXXXXXXXX3216
283	Wachovia	XXXXXXXXX3216
284	Conway National	XXXXXXXX8301
285	PNC Bank	XXXXXX7786

21715922v2

286	Key Bank	XXXXXXXX1116
287	Sovereign Bank	XXXXXXX7531
288	Fifth Third Bank	XXXXXX0280
289	Comerica Bank	XXXXXX2356
290	First Citizens Bank	XXXXXX8818
291	Wachovia Bank	XXXXXXXXX3216
292	First Westroads Bank	XX8813
293	Chase Bank	XXXXX3835
294	Citizens Bank	XXXXXX9274
295	Key Bank	XXXXXXXXXXX3633
296	Key Bank	XXXXXXXX8484
297	Comerica Bank	XXXXXX2356
298	Key Bank	XXXXXXXX3000
299	Capital One	XXXXXX5107
300	US	XXXXXXXX7963
301	Wachovia	XXXXXXXXX3216
302	Community Bank and Trust	XXXX0412
303	TCF National Bank	XXXXXX9511
304	Bangor Savings Bank	XXXXXX5113
305	Chemung Canal Trust Co.	XXXXX5979
306	US Bank	XXXXXXXX8316
307	Huntington National Bank	XXXXXXX6170
308	US Bank	XXXXXXXX9794
309	Firstmerit Bank, N.A.	XXXXXXXXXXXX1506
310	First Citizens Bank	XXXXXXXX5791
311	Core First Bank and Trust	XXX0715
312	Key Bank	XXXXXXXX3243
313	Bank North, N.A.	XXXXX4427
314	US Bank	XXXXXXXX9802
315	Associated Bank	XXXXXX4519
316	Wachovia	XXXXXXXXX3216
317	United National Bank	XXXXXX9799
318	US Bank	XXXXXXXX9828
319	Town & Country Bank	XXX3614
330	US Bank	XXXXXXXX9695
331	Bank of America	XXXXXX4731
332	Bank of America	XXXXXXXX2136
333	Huntington National Bank	XXXXXXX8206
334	Citizens National Bank	XX2296
335	PNC Bank	XXXXXX7409
336	First Commonwealth	XXXXXX5579
337	Sovereign Bank	XXXXX8298
338	PNC Bank	XXXXXX8681
339	Bank of America	XXXXXX4744
340	US Bank	XXXXXXXX9810

21715922v2

341	Fifth Third Bank	XXXXXX0280
342	Susquehanna	XXXXXX5201
343	Wachovia Bank	XXXXXXXX3216
344	Banknorth Massachusetts	XXXXXX5360
345	US Bank	XXXXXXXX9760
346	PNC Bank	XXXXXX8938
347	Wayne Bank	XXXX8627
348	Bank of America	XXXXXX4757
349	Sovereign Bank	XXXXXX6156
350	First National Bank	XXXXX1139
351	Wells Fargo Bank	XXXXXX6350
352	Bank of New Hampshire	XXXXXX4985
353	First Midwest Bank, N.A.	XXXXXX4344
354	Wells fargo Bank	XXXXX8895
355	KeyBank	XXXXXXXX2131
356	BB&T	XXXXXX2575
357	Nextier Bank	XXX7637
358	Wells Fargo	XXXXX3346
359	Peoples United	XXXXX4014
360	Ameriserv	XXXX9039
361	First American Bank	XXXXXXX4101
362	Bank of America	XXXXXX4760
363	Wachovia	XXXXXXXXX3216
364	Associated Bank	XXXXXX9213
365	Key Bank National Association	XXXXXXXX0896
366	M & I Bank	XXXXXX1503
367	JP Morgan Chase	XXXXXXXX0876
368	M & T Trust Company	XXXXXX0138
369	US Bank	XXXXXXXX9703
370	TD Bank	XXXXXX5649
371	Comminity Bank N.A.	XXXXXX3411
372	Community Bank N.A.	XXXXXX8731
373	Fifth Third Bank	XXXXXX0280
374	First National Bank	XX4043
375	TD Bank	XXXXX3224
376	Commerce Bank-WEST	XXXXX6794
377	BB&T	XXXXXX6663
378	Peoples United	XXXXX8133
379	Bank of America	XXXXXX4773
380	US Bank	XXXXXXXX9786
381	Ameriserv Financial	XXXX3238
382	Regions Bank	XXXXXX9427
383	TrustCo Bank	XXXX6850
384	US Bank	XXXXXXXX9778
385	Regions Bank	XXXXXX6627

21715922v2

386	Key Bank	XXXXXXXX1547
387	BB &T Bank	XXXXXX3341
388	US Bank	XXXXXXXX9711
389	First Tennessee Bank	XXXXX6678
390	Wachovia Bank	XXXXXXXXX3216
391	PNC Bank	XXXXXX9284
392	Wells Fargo Bank	XXXXXX5172
393	Wells Fargo Bank	XXXXXX8628
394	Fifth Third Bank	XXXXXX0280
395	TD Banknorth	XXXXXX0074
396	JP Morgan Chase	XXXXX3348
397	Chase	XXXXX9489
398	Bank of America	XXXXXX3594
399	Bank of America	XXXXXX4786
439	Frost	XXXXX0014
440	Hills Bank & Trust	XXX2108
441	Athens First Bank & Trust Company	XXXXXX9382
442	Chase Bank	XXXXXX6591
443	UMB Bank	XXXXXX3909
444	BancorpSouth	XXXXXX2646
445	Regions Bank	XXXXXX6485
446	Comerica Bank	XXXXXX2356
447	Comerica	XXXXXX2356
448	UMB Bank	XXXXXX3299
449	First American Bank	XXXXXXX9411
450	Wells Fargo	XXXXXX9697
451	Regions Bank	XXXXXX9632
452	Bank of America	XXXXXX7142
453	Bank of America	XXXXXX4809
454	Huntington Bank	XXXXXXX9982
455	Webster Bank	XXXXXXX9681
456	Bank of America	XXXXXX2060
457	Huntington Bank	XXXXXXX4584
458	PNC Bank	XXXXXX5122
459	Citizens Union Bank	XXX0000
460	Bank Mutual	XXXXXX0417
461	US Bank	XXXXXXXX9729
462	PNC Bank	XXXXXX1243
463	Fall River Five Bank	XXXXX0307
464	Chemical Bank	XXXXXX3303
465	Comerica Bank	XXXXXX2356
466	Southern Michigan Bank & Trust	XXXXX6634
467	Regions	XXXXXX7171
468	Banknorth	XXXXXX8475
469	US Bank	XXXXXXXX9752

21715922v2

470	First Tennessee Bank	XXXXX8628
471	Frost Bank	XXXXX6866
472	Frost National Bank	XXXXX8907
473	Bank of America	XXXXXX4812
474	Associated Bank	XXXXXX5150
475	Bank of America	XXXXXXXX9192
476	Bank of America	XXXXXX4825
477	Bank of America	XXXXXX2044
478	ColeTaylor Bank	XXXXX7597
479	Chase	XXXXX1313
480	Union Federal Bank	XXXXX5365
481	Bank of America	XXXXXXXX2361
482	Wachovia	XXXXXXXXX3216
483	Wachovia	XXXXXXXXX3216
484	Wachovia	XXXXXXXXX3216
485	Legacy Bank of Texas	XXX3625
486	PNC Bank	XXXXXX0287
487	Wachovia	XXXXXXXXX3216
488	Comerica Bank	XXXXXX2356
489	US Bank	XXXXXXXX9737
490	PNC Bank	XXXXXX6213
491	PNC Bank	XXXXXX0247
492	Frost Bank	XXXXX3239
493	The Bank of Delmarva	XXX0810
494	Suntrust Bank	XXXXXXXXX8002
505	Citizens National Bank	XX3546
506	Citizen's Bank	XXXXXX8195
507	PNC Bank	XXXXXX5504
508	Wachovia	XXXXXXXXX3216
509	JP Morgan Chase	XXXXX3972
510	Fifth Third Bank	XXXXXX0280
511	PNC Bank	XXXXXX4912
512	M & T Bank	XXXXXX0027
513	Queenstown Bank of MD	XXXXX4601
514	Sun Trust Bank	XXXXXXXXX6145
515	Bank of America	XXXXXXXX1515
516	Harris Bank Huntley	XXXXXX2764
517	BB&T	XXXXXX8814
518	Fifth Third Bank	XXXXXX0280
519	M & T Bank	XXXXXX6485
520	Suntrust Bank	XXXXXXXXX4262
521	Bank of America	XXXXXXXX0098
522	M & I Bank	XXXX9987
523	JP Morgan Chase	XXXXX3731
524	Capital One	XXXXXX5565

21715922v2

525	Kirkwood Bank & Trust	XXXX1101
526	Frost Bank	XXXXX8362
527	Wachovia	XXXXXXXXX3216
528	Suntrust Bank	XXXXXXXXX7124
529	JP Morgan Chase	XXXXX4317
530	Boone County National	XXX5997
531	Regions Bank	XXXXXX6237
532	First Sentry	XXX2063
533	Bank of America	XXXXXXXX9231
534	US Bank	XXXXXXXX9653
535	Key Bank	XXXXXXXX6252
536	Towne Bank	XXXXXX9631
537	UMB	XXXXXX2697
538	Bank of America	XXXXXXXX9244
539	US Bank	XXXXXXXX9646
540	Bank of America	XXXXXXXX9477
541	Columbia Bank	XXXXXX3020
542	Wells Fargo Bank	XXXXXX0703
543	Bank of America	XXXXXXXX9642
544	Associated Bank	XXXXXX4708
545	Suntrust Bank	XXXXXXXXX5923
546	Chase	XXXXX1085
547	Frandsen & Trust	XXXX6753
548	Huntington National Bank	XXXXXXX8064
549	BMO Harris	XXXXXX8152
550	Bank of America	XXXXXXXX1528
551	Chemical Bank	XXXXXX2507
552	Wachovia	XXXXXXXXX3216
553	Wachovia	XXXXXXXXX3216
554	Wells Fargo Bank	XXXXXX0995
555	Bank of America	XXXXXXXX9257
556	US Bank	XXXXXXXX9836
557	IBC Bank	XXXXXX0177
558	Bank of America	XXXXXXXX9532
559	Regions Bank	XXXXXX2089
560	Bank of America	XXXXXXXX9639
561	SunTrust Bank	XXXXXXXXX8684
562	Wells Fargo Bank	XXXXXX6443
563	Chase Bank	XXXXX5149
564	Wells Fargo Bank	XXXXXX0317
565	I B C Bank	XXXX3801
566	Wells Fargo Bank	XXXXXX9217
567	Wells Fargo Bank	XXXXXX8455
568	Wells Fargo Bank	XXXXXX3571
569	Bank of America	XXXXXXXX9545

21715922v2

570	Bank of America	XXXXXXXX0140
571	Northwest Savings Bank	XXXXXX9268
572	Bank of America	XXXXXX7711
573	Wachovia	XXXXXXXXX3216
574	Wachovia	XXXXXXXXX3216
575	Bank of America	XXXXXX9697
576	Bank of America	XXXXXX9671
577	SouthBank	XXXXXX0266
578	M&T	XXXXXX7079
579	Citizens National Bank	XXX9752
580	Bank of America	XXXXXX9684
581	Bank of America	XXXXXX9888
582	Regions Bank	XXXXXX7611
583	PNC	XXXXXX3336
584	IBC Bank	XXXXXX3124
585	Wells Fargo Bank	XXXXXX8828
586	Wells Fargo Bank	XXXXXX0096
587	Plains Capital Bank	XXXXXX0640
588	BBVA Compass	XXXXXX3012
589	IBC Bank	XXXXXX6480
590	Huntington Bank	XXXXXXX7837
591	Bank of America	XXXXXX7643
592	US Bank	XXXXXXXX9661
593	First Tennessee	XXXXX2090
594	Suntrust Bank	XXXXXXXXX8008
595	Bank of America	XXXXXXXX7708
596	MidSouth Bank	XXX9774
597	Wachovia	XXXXXXXXX3216
598	US Bank	XXXXXXXX9844
599	Regions Bank	XXXXXX3239
600	Wells Fargo Bank	XXXXXX2471
601	Regions	XXXXXX4609
602	Trust Mark	XXXXXX2528
603	Bank of America	XXXXXX7795
604	Union State Bank	XXXXX1105
605	Bank of America	XXXXXX7850
606	Bank of America	XXXXXX7724
607	Bank of America	XXXXXX7847
608	Suntrust Bank	XXX-XXXXXX0183
609	Peoples United	XXXXX8880
611	Wachovia Bank	XXXXXXXXX3216
612	Bank of America	XXXXXX8257
613	County Bank	XX9975
614	Wachovia	XXXXXXXXX3216
615	Wachovia Bank	XXXXXXXXX3216

21715922v2

616	Premier Bank	XX1743
617	Bank of America	XXXXXXXX6027
618	Wachovia Bank	XXXXXXXXX3216
619	BB & T Bank	XXXXXXXXX0320
620	Compass Bank	XXXX2706
621	Bank of America	XXXXXXXX6030
622	Wells Fargo Bank	XXXXXX0857
623	Bank of America	XXXXXXXX6043
624	Bank of America	XXXXXXXX5989
625	First Citrus Bank	XXXX5201
626	Amarrillo National	XXX4957
627	Bank of America	XXXXXXXX6072
628	Bank of America	XXXXXXXX6085
629	Bank of America	XXXXXXXX6098
630	Capital One	XXXXXX0217
631	JP Morgan Chase	XXXXX0409
632	Wells Fargo Bank	XXXXXX5359
633	Bank of America	XXXXXXXX6137
634	Hancock Bank	XXX8837
635	Capital One	XXXXXX3535
636	PNC Bank	XXXXXX0828
637	Tri Counties Bank	XXXXX6746
638	Bank of America	XXXXXXXX2773
639	Bank of America	XXXXXX4838
640	TD Bank	XXXXXX7697
641	US Bank	XXXXXXXX9679
642	Wachovia Bank	XXXXXXXXX3216
643	Chase	XXXXX0571
644	Wells Fargo	XXXXXX8406
645	First Commonwealth	XXXXXX7053
646	Star Financial	XXXX3978
647	First Bank of Colorado	XXXXXX1323
648	Bank of America	XXXXXXXX6289
649	Vantus	XXXXXX1161
650	Bank of Oklahoma	XXXXX0652
651	Premier Bank	XXXXX1121
652	Chase	XXXXX8851
653	PNC Bank	XXXXXX4999
654	Wells Fargo Bank	XXXXXX7884
655	Compass Bank	XXXX3662
656	Regions Bank	XXXXXX7846
657	Bank of America	XXXXXXXX6111
658	Bank of America	XXXXXXXX6140
659	Bank of America	XXXXXX6839
660	Bank of America	XXXXXX6195

21715922v2

661	JP Morgan Chase	XXXXX5898
662	Regions Bank	XXXXXX2342
663	Bank of America	XXXXXXXX3787
664	United Bank & Trust	XXX9792
665	Bank of America	XXXXXXXX6182
667	Bank of America	XXXXXXXX7051
668	US Bank	XXXXXXXX9851
669	Commerce	XXXXX0400
670	JP Morgan Chase	XXXXX3295
671	Regions	XXXX0930
672	Citizens Bank & Trust	XXX9053
673	Bank of America	XXXXXXXX6292
674	Northwest Savings Bank	XXXXXX8827
675	I B C Bank	XXXXXX5699
676	Chase Bank	XXXXX4257
677	Astoria Federal Savings Bank	XXXXXX7899
678	Bank of America	XXXXXX6965
679	Wachovia	XXXXXXXXX3216
680	BB & T Bank	XXXXXX0090
681	Bank of America	XXXXXXXX3745
682	Bank of America	XXXXXXXX6441
683	First National Bank	XXX3593
684	Bank of America	XXXXXXXX8719
685	Regions/ Union Planters same	XXXXXX1071
686	Chase Bank	XXXXX5468
687	US	XXXXXXXX6627
688	Wells Fargo	XXXXXX9349
689	Bancorp South	XXXX2781
690	M & T Bank	XXXXXX1658
691	Bank of America	XXXXXXXX3651
692	Bank of America	XXXXXXXX3716
693	Arvest Bank	XXXX2161
694	First National Bank of Colorado	XXXXX1617
695	Wachovia	XXXXXXXXX3216
696	BB & T Bank	XXXXXX4581
697	I B C Bank	XXXXXX6794
698	Bank of America	XXXXXXXX3703
699	Bank of America	XXXXXXXX3693
700	US Bank	XXXXXXXX9869
701	JP Morgan Chase	XXXXXXXX7365
702	Regions Bank	XXXXXX8158
703	Bremer Bank	XXXX6221
704	Peoples Bank	XXXXXX4912
705	Bank of America	XXXXXXXX3758
706	Bank of America	XXXXXXXX3761

21715922v2

707	First Bank of Tenneessee	XXXXX5526
708	Bank of America	XXXXXXXX3774
709	Susquehanna Bank	XXXXXXX8611
710	Bank North	XXXXXX0537
711	Bank of America	XXXXXXXX3826
712	Liberty Bank	XXXXX7209
713	Main Source Bank	XXXXXX1126
714	Bank of America	XXXXXXXX3813
715	Bank of America	XXXXXXXX3839
716	Monroe Bank & Trust	XXXXX3284
717	Bank of America	XXXXXX3457
718	Capital One	XXXXXX5890
719	Harris	XXXXXX9395
720	Wrentham Cooperative Bank	XXXX6470
721	Bank of America	XXXXXX6596
722	Citizens Bank	XXXXXX3674
723	Bank of America	XXXXXX3444
724	JP Morgan Chase	XXXXXX5382
725	Wachovia Bank	XXXXXXXXX3216
726	Chase Bank	XXXXX1107
727	Bank of America	XXXXXX6664
728	IBC Bank	XXXXXX9854
729	Bank of America	XXXXXX6583
730	Wells Fargo Bank	XXXXXX1640
731	Bank of America	XXXXXX6648
732	Washington Federal	XXXXXX0368
733	Capital One	XXXXXX8054
734	Wachovia	XXXXXXXXX3216
735	Bank of America	XXXXXX6635
736	Wells Fargo Bank	XXXXXX1624
737	IBC Bank	XXXXXX6711
738	Columbus Bank & Trust	XXXXXX7596
739	M & T Bank	XXXXXX4164
740	PNC Bank	XXXXXX2365
741	Bank of America	XXXXXX6716
742	Wells Fargo	XXXXXX0288
743	Wells Fargo Bank	XXXXXX6134
744	Wells Fargo Bank	XXXXXX4724
745	Wells Fargo Bank	XXXXXX4740
746	Citibank	XXXXX8483
747	Wells Fargo	XXXXXX8398
748	Wells Fargo	XXXXXX4805
749	Wachovia	XXXXXXXXX3216
750	PNC Bank	XXXXXX2151
751	Bank of America	XXXXXXXX7095

21715922v2

752	Wachovia Bank	XXXXXXXXX3216
753	Wells Fargo Bank	XXXXX6083
754	Bank of America	XXXXXXXX2149
755	Bank of America	XXXXXX6693
756	BB & T Bank	XXXXXX7282
757	Farmers' State Bank	XX4978
758	Wachovia Bank	XXXXXXXXX3216
759	Bank of America	XXXXXX6703
760	Wells Fargo Bank	XXXXXX2028
761	Bank of America	XXXXXX6143
762	PNC	XXXXXX2886
763	United Bank	XXXXXX4419
764	Bank of America	XXXXXX6619
765	Regions	XXXX7865
766	Bank of America	XXXXXX6606
767	American Bank	XXXX7630
768	Bank of America	XXXXXX6130
769	Savanah Bank	XX0236
770	Chase Bank	XXXXX9154
771	Wells Fargo Bank	XXXXXX4732
772	US Bank	XXXXXXXX0469
773	IBC Bank	XXXXXX6791
774	Bank of America	XXXXXXXX4959
775	Bank of America	XXXXXX6842
776	Chase Bank	XXXXX1133
777	Bank of America	XXXXXX6318
778	Wells Fargo Bank	XXXXXX2036
779	American National Bank	XXXXXX9901
780	Wells Fargo Bank	XXXXXX2044
781	Bank of America	XXXXXX4964
782	Key Bank	XXXXXXXX7483
783	US Bank	XXXXXXXX0477
784	Bancorp South	XXXX7379
785	REGIONS BANK	XXXXXX4580
786	United Community Bank	XXXXXX9603
787	Bank of America	XXXXXX0072
788	Bank of America	XXXXXX6334
789	Bank of America	XXXXXX0069
790	BankNorth, NA	XXXXXX3937
791	Bank of America	XXXXXX0357
792	Bank of America	XXXXXX6729
793	Bank of America	XXXXXX6871
794	Bank of America	XXXXXX6910
795	Bank of America	XXXXXX6855
796	Bank of America	XXXXXXXX2359

21715922v2

797	BB & T Bank	XXXXXX3508
798	Texas Bank & Trust	XX3825
799	CBBC Bank	XXX3479
800	United Community Bank	XXXXXX6916
801	IBC Bank	XXXXXX3098
802	PNC Bank	XXXXXX1912
803	Capital One	XXXXXX7880
804	Harris Bank	XXXXXX7924
805	Bank of America	XXXXXX6305
806	Wells Fargo	XXXXXX2186
807	IBC, Inc.	XXXXXX7115
808	South Carolina Bank & Trust	XXXXX2685
809	Regions	XXXXXX5439
810	Chase Bank	XXXXX3964
811	Bank of America	XXXXXX6350
812	Bank of America	XXXXXX6363
813	Chase Bank	XXXXX9479
814	Bank of America	XXXXXXXX2605
815	Sovereign Bank	XXXXXXX9787
816	Wells Fargo Bank	XXXXXX7753
817	Union Bank of California	XXXXXX8442
818	Bank of America	XXXXXX0014
819	Bank of America	XXXXXX0315
820	Regions bank	XXXXXX4714
821	Bank of America	XXXXXX0056
822	Bank of America	XXXXXX4935
823	Bank of America	XXXXXX0386
824	Hamilton State	XXXX1244
825	Comerica Bank	XXXXXX2356
826	Bank of America	XXXXXX4951
827	Regions	XXXX5890
828	Liberty Bank	XXX3420
829	Bank of America	XXXXXX0182
830	Arvest Bank	XXXX3634
831	Bank of America	XXXXXXXX2152
832	JP Morgan Chase	XXXXX7697
833	Wachovia bank	XXXXXXXXX3216
834	JP Morgan Chase	XXXXXX3538
835	Bank of America	XXXXXX4977
836	Bank of America	XXXXXX0218
837	Bank of America	XXXXXX0221
838	Wells Fargo	XXXXXX5844
839	Citizens National Bank	XXXXX2059
840	Regions Bank	XXXXXX3212
841	First National Bank	XXXX9163

21715922v2

842	Chase Bank	XXXXX5396
843	Bank of America	XXXXXX0263
844	Bank of America	XXXXXX0030
845	MB Financial Bank	XXXXXX4383
846	Bank of America	XXXXXX0276
847	American Gateway	XX2948
848	Bremer Bank	XXX6755
849	Wells Fargo Bank	XXXXXX9952
850	Bank of America	XXXXXX0289
851	Fifth Third	XXXXXX0280
852	Wells Fargo Bank	XXXXXX9419
853	Bank of America	XXXXXX0399
854	Chase Bank	XXXXX1740
855	Bank of America	XXXXXX0043
856	Chase Bank	XXXXX0265
857	Wells Fargo Bank	XXXXXX8218
858	US Bank	XXXXXXXX3934
859	Community Bank and Trust	XXXX8997
860	Wells Fargo	XXXXXX9880
861	Bank of America	XXXXXX0247
862	Bank of America	XXXXXX0373
863	Bank of America	XXXXXX0328
864	Bank of America	XXXXXX0344
865	Bank of America	XXXXXX0331
866	Bank of America	XXXXXX0234
867	Bank Midwest	XXXX0970
868	SunTrust Bank	XXXXXXXXX1600
869	Bank of America	XXXXXX0483
870	PNC Bank	XXXXXX6995
871	Fidelity Deposit & Discount Bank	XXXXXX1714
872	Chase Bank	XXXXX8319
873	Wachovia Bank	XXXXXXXXX3216
874	Bank of America	XXXXXX1213
875	First Citizens Bank	XXXXXXXX1801
876	Metropolitan Bank	XXX6604
877	Flagstar Bank	XXXXXXX6314
878	Fifth Third Bank	XXXXXX0280
879	PNC Bank	XXXXXX4985
880	Bank of America	XXXXXXXX1404
881	Bank of America	XXXXXXXX4584
882	Lone Star National Bank	XXXXXX3368
883	First Interstate	XXXXXX6353
884	Bank of America	XXXXXXX1255
885	BB & T Bank	XXXXXXXXX4920
886	Hancock Bank	XXXXX4399

21715922v2

887	Wells Fargo	XXXXXX2463
888	IBC Bank	XXXXXX3546
889	Regions Bank	XXXXXX4522
890	Capital One	XXXXXX1453
891	Queenstown Bank of Maryland	XXXXXX6901
892	Wells Fargo Bank	XXXXXX3630
893	First National Bank	XXXX3953
894	Bank of America	XXXXXXXX0170
895	Wilson Bank & Trust	XXXX3866
896	Bank of America	XXXXXXXX0014
897	BB&T Bank	XXXXXXXXX0788
898	First Citizens Bank	XXXXXXXX4788
899	Bank of America	XXXXXXXX0027
900	Bank of America	XXXXXXXX0056
901	PNC Bank	XXXXXX2849
902	Wells Fargo	XXXXXX8505
903	Wachovia	XXXXXXXXX3216
904	JP Morgan Chase	XXXXX0211
905	Chase Bank	XXXXX6436
906	Wells Fargo	XXXXXX8513
907	Northway Bank	XXX1445
908	Bank of America	XXXXXXXX5810
909	Bank of America	XXXXXXXX0108
910	Wells Fargo	XXXXXX4173
911	SunTrust Bank	XXXXXXXXX8401
912	Bank of the West	XXXXX5244
913	Bank of America	XXXXXXXX0111
914	Arvest Bank	XXXX7744
915	JP Morgan Chase	XXXXX6682
916	Bank of America	XXXXXXXX0221
917	Citizens Bank & Trust	XXXXXX3201
918	Bank of America	XXXXXXXX5182
919	Bank of America	XXXXXXXX0153
920	Hickory Point Bank	X9381
921	SunTrust Bank	XXXXXXXXX9016
922	Bank of America	XXXXXX0341
923	Bank of America	XXXXXXXX1713
924	Susquehanna Bank	XXXXXXX7912
925	Wells Fargo	XXXXXX5471
926	Wachovia	XXXXXXXXX3216
927	Wells Fargo	XXXXXX4889
929	Wells Fargo	XXXXXX3902
930	Wells Fargo	XXXXXX5273
931	TCF	XXXXXX1150
932	First Tennessee Bank	XXXXX1494

21715922v2

933	Chase Bank	XXXXX9926
934	Bank of America	XXXXXXXX0069
935	NBT	XXXXXX0647
936	JP Morgan Chase	XXXXX4033
937	CitiBank	XXXXX7098
938	Bank of America	XXXXXXXX0124
939	Bank of America	XXXXXXXX0205
940	Commerce Bank	XXXXX0969
941	Bank of America	XXXXXXXX0072
942	JP Morgan Chase	XXXXXX1778
943	PNC	XXXXXX5802
944	Citibank	XXXXXX6508
945	Chase Bank	XXXXX3454
946	Harris Bank	XXXXXX9841
947	Wachovia Bank	XXXXXXXXX3216
948	IBC Bank	XXXXXX0152
949	Trustco Bank	XXXX8312
950	US Bank	XXXXXXXX4158
951	Wachovia Bank	XXXXXXXXX3216
952	BB & T Bank	XXXXXXXXX3414
953	Wells Fargo	XXXXXX5232
954	Wells Fargo	XXXXXX4066
955	US Bank	XXXXXXXX9908
956	Bank of Colorado	XXXXXX0864
957	Wachovia	XXXXXXXXX3216
958	Wells Fargo	XXXXXX5463
959	Wachovia Bank	XXXXXXXXX3216
960	Key Bank	XXXXXXXX5661
961	Wells Fargo	XXXXXX5554
962	Citizens Bank	XXXX2210
963	Bank of America	XXXXXXXX5292
964	Prosperity Bank	XXX7691
965	JP Morgan Chase	XXXXX2367
966	Capital City	XXXXXX0401
967	Bank of America	XXXXXXXX5250
968	JP Morgan Chase	XXXXX7904
969	Suntrust	XXXXXXXXX2159
970	American Bank	XXXXX3894
971	First National www.firstnational.com	XXXXX4545
972	Regions	XXXXXX1465
973	JP Morgan Chase	XXXXX0899
974	Rocky Mountain	XXXX6314
975	Bank of America	XXXXXXXX3993
976	First National of Mercerburg	XXX0672
977	Bank of America	XXXXXXXX8739

21715922v2

978	Citibank	XXXXX2859
979	Bank of America	XXXXXXXX8771
980	Wachovia	XXXXXXXXX3216
981	Capital One	XXXXXX6529
982	Bank of America	XXX-XXX-7316
983	Bank of America	XXXXXX1450
984	Bank of America	XXXXXXX7303
985	Bank of America	XXXXXXXX0608
986	Bank of America	XXXXXX1447
987	Wachovia	XXXXXXXXX3216
988	Regions	XXXXXX5830
989	Citizens Bank	XXXXXX3890
990	Bank of America	XXXXXXXX1535
991	Wells Fargo	XXXXXX5687
992	American Chartered	XXX7434
993	Bank of America	XXXXXXXX3980
994	Bank of America	XXXXXXXX8784
995	Bank of America	XXXXXX7329
996	JP Morgan Chase	XXXXX8620
997	Arvest	XXXX3395
999	Bank of Louisiana	XX4051
1010	First State Bank of St. Charles	XXXXX1854
1012	Fidelity Bank	XXXXXX0060
1013	US Bank	XXXXXXXX4131
1014	First Interstate	XXXXXX6359
1015	Bank of Ocean City	XXXXX1650
1016	First Citizens	XXXXXXXX6881
1017	Wells Fargo	XXXXXX4699
1018	JP Morgan Chase	XXXXX9550
1019	Idaho Independent Bank	XXXXXX0326
1020	Bank of America	XXXXXX1418
1021	Regions	XXXXXX8595
1022	Comerica	XXXXXX2356
1023	Citizens Bank	XXXXXX4310
1024	Wachovia	XXXXXXXXX3216
1025	US Bank	XXXXXXXX2440
1026	Wachovia	XXXXXXXXX3216
1027	First Commonwealth	XXXXXX6767
1028	Bank of America	XXXXXX1421
1029	IBC	XXXXXX2090
1030	JP Morgan Chase	XXXXX2995
1032	Bank of America	XXXXXX1434
1033	Amtrust	XXXXXXX1400
1034	Centrue	XXXXXX4061
1035	Wells Fargo	XXXXXX4897

21715922v2

1036	Bank of America	XXXXXXXX0183
1038	Wells Fargo	XXXXXX4987
1039	Bank of the West	XXXXX1387
1040	FirstMerit	XXXXXXXXXX5243
1041	Key	XXXXXXXX8776
1042	JP Morgan Chase	XXXXX2105
1043	Bank of Ameica	XXXXXX7332
1046	JP Morgan Chase	XXXXX4777
1047	Huntington	XXXXXXX4219
1048	Bank of Hawaii	XXXXXX9500
1049	JP Morgan Chase	XXXXX1864
1051	Wachovia	XXXXXXXXX3216
1052	Bank of America	XXXXXX3153
1053	US	XXXXXXXX3724
1054	Wells Fargo	XXXXXX8810
1055	Wells Fargo	XXXXXX5290
1056	BB&T	XXXXXXXXX5701
1057	Bank of Hawaii	XXXXXX9519
1059	JP Morgan Chase	XXXXX3242
1060	Citizens	XXXXXX4859
1061	Wachovia	XXXXXXXXX3216
1062	Bank of America	XXXXXXXX7529
1063	Bank of America	XXXXXXXX2864
1064	Citibank	XXXXXX7740
1067	Wells Fargo	XXXXXX8174
1068	Wells Fargo	XXXXXX8349
1069	Citibank	XXXXX9723
1070	Wachovia	XXXXXXXXX3216
1071	Wells Fargo	XXXXXX6641
1072	Bank of America	XXXXXXXX2547
1073	M&I	XXXXXX0604
1074	US	XXXXXXXX7050
1075	Suntrust	XXXXXXXXX7300
1076	JP Morgan Chase	XXXXX2436
1077	Bank of America	XXXXXXXX3287
1079	Wachovia	XXXXXXXXX3216
1080	Bank of America	XXXXXXXX1324
1081	American Savings Bank	XXXXXX8787
1082	PNC Bank	XXXXXX6928
1083	Bank of America	XXXXXXXX7558
1084	Gardiner Savings Bank of Maine	XXXX0119
1085	Bank of America	XXXXXXXX5386
1086	Bank of America	XXXXXXXX7574
1087	Farmington	XXXX8798
1088	Wachovia	XXXXXXXXX3216

21715922v2

1089	Wells Fargo	XXXXXX8208
1090	Bank of America	XXXXXXXX8049
1091	First Community Bank	XXXX6504
1092	Bank of America	XXXXXXXX1463
1093	Bank of America	XXXXXXXX1298
1094	Bank of America	XXXXXXXX3303
1095	Bank of America	XXXXXXXX8065
1096	Tuscola National	X3541
1097	Bank of America	XXXXXXXX8463
1098	Regions	XXXXXX5283
1099	First Federal Savings	XXXXXX9001
1100	Suntrust	XXXXXXXXX2878
1101	MB Financial	XXXXXX7345
1102	Bank of America	XXXXXXXX9420
1103	First Citizens	XXXXXXXX1682
1104	Suntrust	XXXXXXXXX2175
1105	Wells Fargo	XXXXXX5225
1106	Regions	XXXXXX7869
1107	Citizens	XXXXXX5497
1108	Bank of America	XXXXXXXX4920
1110	Bank of America	XXXXXXXX5563
1112	Wells Fargo	XXXXXX5966
1114	JP Morgan Chase	XXXXX5361
1116	Wells Fargo	XXXXXX5958
1117	JP Morgan Chase	XXXXX7620
1118	M&T	XXXXXX9239
1120	First American	XXXXXXX9702
1122	Trustmark	XXXXXX8300
1126	Citibank	XXXXXX0853
1515	Bank of America	XXXXXXXX8654
14a	Hudson United bank	XXXX3847
14b	TD Banknorth	XXXXXX3470
3211	JP Morgan Chase	XXXXX6736
3212	Washington Mutual	XXXXXX5492
3213	JP Morgan Chase	XXXXX2185
3214	Wachovia	XXXXXXXXX9179
3215	Bank of America	COMBO
3216	Wachovia	XXXXXXXXX2201
3218	Susquehanna	XXXXXXX2501
3219	Wachovia	XXXXXXXXX8349
3220	TD Bank	XXXXXX3337
3221	PNC	XXXXXX7336
3222	US	XXXXXXXX8087
3223	JP Morgan Chase	XXXXX7695
3224	Citibank	XXXXXX7695

21715922v2

3225	Capital One	XXXXXX5905
3226	Frost	XXXXX9083
3227	Wachovia	XXXXXXXXX2195
3228	Wachovia	XXXXXXXXX9735
3229	Farmington	XXXX8061
3230	PNC	XXXXXX1315
3231	Wachovia	XXXXXXXXX8626
3232	Wachovia	XXXXXXXXX8668
3233	Wachovia	XXXXXXXXX8066
3234	Wachovia	XXXXXXXXX1326
3235	Bank of America	XXXXXXXX7930
3236	Bank of America	XXXXXXXX7804
3237	M&T	XXXXXX5985
3238	TD	XXXXXX0618
3239	Key	XXXXXXXX4571
3240	Comerica	XXXXXX1717
3241	Key	XXXXXXXX5438
3242	Bank of America	XXXXXXXX1094
3243	Bank of America	XXXXXXXX1308
3244	Bank of America	XXXXXXXX8667
3245	HSBC	XXXXX5757
3246	JPMorgan Chase	XXXXX1737
3247	Capital One	XXXXXX6561
3249	Bank of America	XXXXXXXX8081
3251	Wachovia	XXXXXXXXX8626
3252	Bank of America	XXXXXXXX1311
3253	The Bank of Delmarva	XXX2550
3254	Hamilton State	XXXX0962
3255	JP Morgan Chase	XXXXX7516
3256	Wells Fargo	XXXXXX8232
3257	Bank of America	XXXXXXXX1104
3258	Suntrust	XXXXXXXXX2670
3259	Citizens	XXXXXX0134
3262	First Citizens	XXXXXXXX6263
3264	Suntrust	XXXXXXXXX2142
3265	Citizens	XXXXXX5847
3266	Community Bank & Trust	XXXXXX0639
3267	Wachovia	XXXXXXXXX0165
3268	Bank of America	XXXXXXXX1670
3269	IBC	XXXXXX5835
3270	Wachovia	XXXXXXXXX0152
3271	Bank of America	XXXXXXXX1609
3272	Wachovia	XXXXXXXXX2862
3273	Bank of America	XXXXXXXX1683
3274	First Citizens	XXXXXXXX3931

21715922v2

3275	JP Morgan Chase	XXXXX1902
3276	Bank of America	XXXXXXXX7731
3277	Wells Fargo	XXXXXX8497
3278	IBC	XXXXXX3652
3280	Bank of America	XXXXXXXX7786
3282	Wells Fargo	XXXXXX8919
3284	Comerica	XXXXXX9889
3285	First Citizens	XXXXXXXX6053
3286	Fith Third	XXXXXX9037
3287	Bank of America	XXXXXXXX2414
3289	IBC	XXXXXX2064
3290	Wells Fargo	XXXXXX7722
3292	Bank of America	XXXXXXXX2401
3293	Bank of America	XXXXXXXX3170
3294	TD Bank	XXXXXX8421
3300	Bank of America	XXXXXXXX2647
3301	Capital City	XXXXXX0201
3303	First Citrus	XXXX8301
3305	Bank of America	XXXXXXXX4506
3306	Wells Fargo	XXXXXX2675
3307	Wells Fargo	XXXXXX2683
3308	M&T	XXXXXX7886
3309	M&T	XXXXXX7878
3310	First Commonwealth	XXXXXX5934
3312	M&T	XXXXXX9205
3314	Regions	COMBO
3315	Susquehanna	XXXXXXX3931
3316	Wells Fargo	XXXXXX7714
3317	Bank of America	XXXXXXXX2867
3318	Prosperity	XXX0771
3319	Columbus Bank & Trust	XXXXXX8243
3320	Salem Five	XXXXXX7376
3321	JP Morgan Chase	XXXXX3790
3322	Bank of America	XXXXXXXX2854
3323	Bank of America	XXXXXXXX3316
3324	Wells Fargo	XXXXXX5510
3325	Wells Fargo	XXXXXX9259
3327	Towne	XXXXXX4912
3329	Bank of America	XXXXXXXX4904
3330	Bank of America	COMBO
3331	JP Morgan Chase	XXXXX3350
3332	Bank of America	XXXXXXXX5042
3333	US	XXXXXXXX3597
3334	Trustmark	XXXXXX2577
3335	Bank of America	XXXXXXXX4496

21715922v2

3336	Bank of America	XXXXXXXX4755
3337	Citizens National	XXXX1184
3338	Bank of America	XXXXXXXX4726
3339	Bank of America	XXXXXXXX4674
3340	JP Morgan Chase	XXXXX7188
3342	Bank of America	XXXXXXXX4687
3344	Lafayette Bank & Trust	XXXXXX2969
3345	US	XXXXXXXX5592
3347	Bank of America	XXXXXXXX4742
3349	Washington Federal	XXXXXX0376
3350	United National	XXXX6697
3351	JP Morgan Chase	XXXXX6506
3352	Wells Fargo	XXXXXX7209
3353	JP Morgan Chase	COMBO
3354	Bank of America	XXXXXXXX4739
3355	JP Morgan Chase	XXXXX2106
3356	Bank of America	XXXXXXXX5107
3357	Citizens	XXXXXX0689
3358	PNC	XXXXXX7026
3359	PNC	XXXXXX9736
3360	Wells Fargo	XXXXXX4954
3361	Key	XXXXXXXX7600
3362	BB&T	XXXXXXXXX5736
3363	Regions	XXXXXX5471
3364	JP Morgan Chase	XXXXX8872
3365	Wells Fargo	XXXXXX1023
3366	Regions	XXXXXX0858
3367	Wells Fargo	XXXXXX6641
3368	Bank of America	XXXXXXXX4522
3369	Wells Fargo	XXXXXX7217
3370	JP Morgan Chase	COMBO
3371	Plains Capital	XXXXXX8063
3372	Wells Fargo	XXXXXX6658
3373	MB Financial	XXXXXX1018
3374	JP Morgan Chase	XXXXX1117
3375	Key	XXXXXXXX0241
3376	Bank of America	XXXXXXXX5068
3377	JP Morgan Chase	XXXXX8028
3380	Chemung Canal & Trust	XXXXX8331
3381	Citibank	COMBO
3384	First Niagara	XXXXXXXX7627
3401	M&T	COMBO

21715922v2

BANK ACCOUNT INFORMATION

Company	Bank	Account #
Aeropostale	BOA Concentration	XXXX7831
Aeropostale	BOA Master Disbursement	XXXX7857
Aeropostale	BOA Payroll Checks	XXXX2526
Aeropostale West	BOA Payroll Checks	XXXX0344
Aeropostale	Citibank Concentration	XXXX8705
Aeropostale	Citibank Master Disbursement	XXXX8604
Aeropostale	Citibank A/P Disbursement	XXXX8271
Aero GC Management	Citibank Operating	XXXX0835
Aero GC Management	Citibank A/P Disbursement	XXXX5631
Aeropostale Procurement	Citibank A/P Disbursement	XXXX6844
Aeropostale Procurement	Citibank Operating	XXXX6431
Aeropostale Licensing	Citibank Operating	XXXX3292
GoJane.Com Inc.	Citibank Concentration	XXXX9691
Aeropostale	BOA Payroll-Electonic Debits	XXXXXX8763
Aeropostale West	BOA Master Store Depository	XXXXXX2031
Aeropostale West	BOA Operations	XXXXXX0747
Aeropostale (East)	BOA Master Store Depository	XXXXXX2358
Aeropostale	BOA Change Fund	XXXXXXXX1823
Aeropostale	BOA Corporate Depository	XXXXXXXX1548

21715922v2

Exhibit 7-2 to
The Third Amended and Restated
Loan and Security Agreement

Credit Card Arrangements

The Loan Parties have the following credit card agreements in place:

1) Aéropostale, Inc.: First Data Merchant Services (merchant # XXX5712)
2) PS from Aéropostale, Inc.: First Data Merchant Services (merchant # XX0974)
3) Aéropostale, Inc. and PS from Aéropostale, Inc.: American Express (merchant # XXXXXX1516)
4) Aéropostale, Inc.: Discover Card (merchant # XXXX XXXX XXX0 028)
5) PS from Aéropostale, Inc.: Discover Card (merchant #XXXX XXXX XXX7 907)
6) Aéropostale, Inc.: First Data Merchant Services (merchant # XX0972)

21715922v2

Exhibit C

Exhibit 2-8(A) to Loan Agreement – FILO Note

[see attached]

Exhibit 2-8(A)

FILO NOTE

Boston, Massachusetts

__________, 2014

FOR VALUE RECEIVED, the undersigned, Aeropostale, Inc., a Delaware corporation with its principal executive offices at 112 West 34th Street, New York, New York 10120 (the "Borrower"), promises to pay to the order of ___________ (hereinafter, with any subsequent holder, a "Lender"), c/o Bank of America, N.A., a national banking association having an address at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the FILO Facility established pursuant to the Third Amended and Restated Loan and Security Agreement dated as of September 22, 2011 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") by and among Bank of America, N.A., as Agent on behalf of itself, the Lender and certain other lenders, the lenders party thereto, the Guarantors party thereto, and the Borrower, with interest at the rate and payable in the manner stated therein. All capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

This is a "FILO Note" to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this FILO Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

The Lender's books and records concerning loans and advances pursuant to the FILO Facility, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

No delay or omission by the Lender in exercising or enforcing any of the Lender's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

The Borrower waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof; assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Lender with respect to this FILO Note and/or any collateral given to secure this FILO Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower.

This FILO Note shall be binding upon the Borrower and upon its successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

The liabilities of the Borrower, and of any endorser or guarantor of this FILO Note, are joint and several, provided, however, the release by the Lender of any one or more such Persons shall not release any other Person obligated on account of this FILO Note. Each reference in this FILO Note to the Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this FILO Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full.

This FILO Note and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the State of New York (without giving effect to the conflicts of laws principles thereof, but including Sections 5-1401 and 5-1402 of the New York General Obligations Law).

The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the Lender, in the establishment and maintenance of its relationship with the Borrower contemplated by the within FILO Note, are relying thereon. THE BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE AGENT OR THE LENDER

ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR THE LENDER OR IN WHICH THE AGENT OR THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, THE AGENT, ANY SUCH PERSON, AND THE LENDER.

[Signature Page to Follow]

BORROWER:
Witness:
AEROPOSTALE, INC.

________________________
By:    ________________________
Name:
Title:

Signature Page to FILO Note

Exhibit D

Exhibit 4-4 to Loan Agreement – Intellectual Property

[see attached]

Exhibit 4-4 to
The Third Amended and Restated
Loan and Security Agreement

Intellectual Property

Trademarks, Patents and Copyrights

See attached.

Aéropostale License Agreements

1.
Store License Agreement between Aeropostale Licensing, Inc. and Apparel FZCO dated August 8, 2008, as amended April 24, 2013 (United Arab Emirates, Kuwait, Bahrain, Qatar); and Store License Agreement between Aeropostale Licensing, Inc. and Modern Fashion Trading Establishment dated February 7, 2013 (Kingdom of Saudi Arabia)

2.	Store License Agreement between Aeropostale Licensing, Inc. and Montreal PTE Ltd. dated January 11, 2011 (Singapore, Malaysia, Indonesia, Thailand)

3.	Store License Agreement between Aeropostale Licensing, Inc. and Genc Mağazacilik A.Ş. dated October __, 2011, as amended April 30, 2012 (Turkey)

4.
Store Development and Distribution Agreement between Aeropostale Licensing, Inc. and Store Specialists, Inc. dated May 15, 2012; and License Agreement between Aeropostale Licensing, Inc. and Store Specialists, Inc. dated May 15, 2012 (The Philippines)

5.	Store License Agreement between Aeropostale Licensing, Inc. and Central Sport International, inc. dated July 30, 2012 (Colombia and Panama)

6.	Store License Agreement between Aeropostale Licensing, Inc. and Distribuidora Liverpool, S.A. DE C.V. dated December 14, 2012 (Mexico)

PS from Aéropostale License Agreements

1.	Store License Agreement between Aeropostale Licensing, Inc. and Distribuidora Liverpool, S.A. DE C.V. dated October 7, 2013 (Mexico)

2.
Store Development and Distribution Agreement between Aeropostale Licensing, Inc. and Store Specialists, Inc. dated October 7, 2013; and License Agreement between Aeropostale Licensing, Inc. and Store Specialists, Inc. dated October 7, 2013 (The Philippines)

Other License Agreements

1.	Product License Agreement between Warner Bros. Consumer Products and Aeropostale Inc. dated December 3, 2013 (Pretty Little Liars)

21715922v2

2.	License Agreement between Bethany Mota and Tammy Mota and Aeropostale, Inc. dated as of September 1, 2013 (Bethany Mota Trademark)

3.	License Agreement between Spider-Man Merchandising L.P. and Aeropostale, Inc. dated August 10, 2013 (The Amazing Spider-Man 2 Movie)

4.	License Agreement between Marvel Characters B.V. and Aeropostale, Inc. (Marvel Classic (Spider-Man, Hulk, Avengers, Marvel Comics Retro))

5.	License Agreement between Aeropostale Licensing, Inc. and Walker Apparel Co. dated October 4, 2011, as amended March 13, 2013 and October 25, 2013 (Jimmy’z Trademark in the US and Canada)

21715922v2

TrademarkName	CaseNumber	CaseType	AppNumber	RegNumber	TrademarkStatus	CountryName	FilDate	RegDate	NextRenewalDate	Class	OwnerName
87	310260-00074	ORD	78/251,344	3000665	Registered	United States of America	19-May-2003	27-Sep-2005	27-Sep-2015	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
87	310260-00390	ORD	77/149,679	3651711	Registered	United States of America	05-Apr-2007	07-Jul-2009	07-Jul-2019	14 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
87	310260-00391	ORD	77/149,696	3669841	Registered	United States of America	05-Apr-2007	18-Aug-2009	18-Aug-2019	18 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
A & DESIGN	310260-00008	ORD	76/344,182	2680386	Registered	United States of America	29-Nov-2001	28-Jan-2003	28-Jan-2023	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
A GRAPHIC IMAGE OF A TURTLE	310260-00149	ORD	78/522,220	3041426	Registered	United States of America	23-Nov-2004	10-Jan-2006	10-Jan-2016	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
A GRAPHIC IMAGE OF A WHALE	310260-00150	ORD	78/522,226	3095135	Registered	United States of America	23-Nov-2004	23-May-2006	23-May-2016	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
A87	310260-00073	ORD	78/746,520	3151023	Registered	United States of America	03-Nov-2005	03-Oct-2006	03-Oct-2016	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
A87	310260-00387	ORD	77/149,505	3477550	Registered	United States of America	05-Apr-2007	29-Jul-2008	29-Jul-2018	03 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
A87	310260-00830	ORD	85/325,662	4074223	Registered	United States of America	20-May-2011	20-Dec-2011	20-Dec-2021	35 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
A87	310260-00922	ORD	85/773,041	4324559	Registered	United States of America	06-Nov-2012	23-Apr-2013	23-Apr-2023	09 Int., 14 Int., 18 Int., 25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AERO	310260-00825	ORD	85/310,708	4299932	Registered	United States of America	03-May-2011	12-Mar-2013	12-Mar-2023	14 Int., 18 Int., 25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AERO & HEARTS DESIGN	310260-00325	ORD	77/074,489	3529688	Registered	United States of America	02-Jan-2007	11-Nov-2008	11-Nov-2018	18 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AERO (STYLIZED & DESIGN)	310260-00324	ORD	77/074,477	3545732	Registered	United States of America	02-Jan-2007	16-Dec-2008	16-Dec-2018	18 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AERO (STYLIZED)	310260-00017	ORD	75/942,762	2911335	Registered	United States of America	13-Mar-2000	14-Dec-2004	14-Dec-2014	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AERO AND EXPLOSION DESIGN	310260-00078	ORD	78/289,477	2.937762	Registered	United States of America	19-Aug-2003	05-Apr-2005	05-Apr-2015	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AERO ATHLETICS	310260-00077	ORD	78/272,006	2927817	Registered	United States of America	09-Jul-2003	22-Feb-2005	22-Feb-2015	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AERO DUO CAP	310260-00217	ORD	78/890,652	3289070	Registered	United States of America	23-May-2006	04-Sep-2007	04-Sep-2017	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AERO NYC	310260-00919	ORD	85/772,770		Published	United States of America	06-Nov-2012			35 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC

21715922v2

AERO SAND SPEAKERS	310260-00218	ORD	78/890,648	3321655	Registered	United States of America	23-May-2006	23-Oct-2007	23-Oct-2017	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AERONYC	310260-00920	ORD	85/772,819		Pending	United States of America	06-Nov-2012			35 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00010	ORD	73/708,584	1525345	Registered	United States of America	01-Feb-1988	21-Feb-1989	21-Feb-2019	09 Int., 25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00011	ORD	73/708,583	1548372	Registered	United States of America	01-Feb-1988	18-Jul-1989	18-Jul-2019	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00012	ORD	73/679,424	1485368	Registered	United States of America	19-Aug-1987	19-Apr-1988	19-Apr-2018	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00014	ORD	73/679,252	1487211	Registered	United States of America	18-Aug-1987	03-May-1988	03-May-2018	42 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00199	ORD	78/907,234	3233142	Registered	United States of America	13-Jun-2006	24-Apr-2007	24-Apr-2017	03 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00200	ORD	77/070,636	3361415	Registered	United States of America	22-Dec-2006	01-Jan-2008	01-Jan-2018	14 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00201	ORD	77/070,654	3361416	Registered	United States of America	22-Dec-2006	01-Jan-2008	01-Jan-2018	18 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00322	ORD	77/052,018	3287647	Registered	United States of America	28-Nov-2006	04-Sep-2007	04-Sep-2017	24 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00323	ORD	77/058,161	3285272	Registered	United States of America	06-Dec-2006	28-Aug-2007	28-Aug-2017	04 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00365	ORD	77/070,674	3285335	Registered	United States of America	22-Dec-2006	28-Aug-2007	28-Aug-2017	03 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00384	ORD	77/149,296	3443836	Registered	United States of America	05-Apr-2007	10-Jun-2008	10-Jun-2018	35 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE	310260-00520	ORD	77/187,554	3444014	Registered	United States of America	22-May-2007	10-Jun-2008	10-Jun-2018	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE DESIGNED IN NYC (Stylized 1)	310260-01164	ORD	86/164,801		Pending	United States of America	14-Jan-2014			25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE (STYLIZED)	310260-00013	ORD	73/502,671	1354292	Registered	United States of America	05-Oct-1984	13-Aug-1985	13-Aug-2015	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE 87	310260-00921	ORD	85/773,018	4328454	Registered	United States of America	06-Nov-2012	30-Apr-2013	30-Apr-2023	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE A & DESIGN	310260-00016	ORD	76/344,183	2680387	Registered	United States of America	29-Nov-2001	28-Jan-2003	28-Jan-2023	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE A87	310260-00924	ORD	85/773,154	4328455	Registered	United States of America	06-Nov-2012	30-Apr-2013	30-Apr-2023	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC

21715922v2

AEROPOSTALE AND BUTTERFLY DESIGN	310260-00362	ORD	77/077,840	3361429	Registered	United States of America	08-Jan-2007	01-Jan-2008	01-Jan-2018	18 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE AND BUTTERFLY DESIGN	310260-00363	ORD	77/067,198	3384078	Registered	United States of America	06-Dec-2006	19-Feb-2008	19-Feb-2018	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE AND BUTTERFLY DESIGN	310260-00364	ORD	77/066,620	3293234	Registered	United States of America	18-Dec-2006	18-Sep-2007	18-Sep-2017	03 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE AND BUTTERFLY DESIGN	310260-00583	ORD	77/975,079	3381679	Registered	United States of America	06-Dec-2006	12-Feb-2008	12-Feb-2018	14 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE COMPAGNIE GENERALE FAISANT L'IMPOSSIBLE!: SERVICE QUOTIDIEN POUR L'ESPAGNE, LE MAROC & L	310260-00009	ORD	73/607,577	1441289	Registered	United States of America	02-Jul-1986	02-Jun-1987	02-Jun-2017	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE designed in nyc (Stylized 2)	310260-01165	ORD	86/171,612		Pending	United States of America	22-Jan-2014			25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
AEROPOSTALE NYC	310260-00923	ORD	85/773,124	4395142	Registered	United States of America	06-Nov-2012	03-Sep-2013	03-Sep-2023	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
BDRM	310260-00907	ORD	85729531		Pending	United States of America	14-Sep-2012			09 Int., 11 Int., 14 Int., 16 Int., 20 Int., 21 Int., 24 Int., 27 Int., 35 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
EIGHTY 7	310260-00086	ORD	78/445,275	3532383	Registered	United States of America	02-Jul-2004	11-Nov-2008	11-Nov-2018	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
EIGHTY SEVEN	310260-00087	ORD	78/445,273	3421014	Registered	United States of America	02-Jul-2004	29-Apr-2008	29-Apr-2018	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
FREE STATE	310260-01155	ORD	86/132,645		Pending	United States of America	02-Dec-2013			25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
GO jane & Design	310260-01028	ORD	77/978,507	3864266	Registered	United States of America	27-Aug-2008	19-Oct-2010	19-Oct-2020	09 Int., 14 Int.	AEROPOSTALE, INC.
GO jane & Design	310260-01030	ORD	77/557,269	4043645	Registered	United States of America	27-Aug-2008	25-Oct-2011	25-Oct-2021	25 Int.	AEROPOSTALE, INC.
GOJANE	310260-01027	ORD	77/978,186	3837976	Registered	United States of America	27-Aug-2008	24-Aug-2010	24-Aug-2020	09 Int., 14 Int.	AEROPOSTALE, INC.
GOJANE	310260-01031	ORD	77/557,253	4047333	Registered	United States of America	27-Aug-2008	01-Nov-2011	01-Nov-2021	25 Int.	AEROPOSTALE, INC.
GOJANE.COM	310260-01029	ORD	77/537,503	4040079	Registered	United States of America	01-Aug-2008	18-Oct-2011	18-Oct-2021	35 Int.	AEROPOSTALE, INC.
JIMMY'Z	310260-00088	ORD	73/565,650	1411390	Registered	United States of America	23-Oct-1985	30-Sep-1986	30-Sep-2016	25 Int.	AEROPOSTALE WEST, INC.
JIMMY'Z	310260-00089	ORD	73/672,609	1490256	Registered	United States of America	17-Jul-1987	31-May-1988	31-May-2018	25 Int.	AEROPOSTALE WEST, INC.
JIMMY'Z	310260-00155	ORD	78/566,750	3240506	Registered	United States of America	14-Feb-2005	08-May-2007	08-May-2017	35 Int.	AEROPOSTALE WEST, INC.

21715922v2

JIMMY'Z	310260-00179	ORD	78/690,060	3170960	Registered	United States of America	10-Aug-2005	14-Nov-2006	14-Nov-2016	18 Int.	AEROPOSTALE WEST, INC.
JIMMY'Z	310260-00180	ORD	78/690,065	3170961	Registered	United States of America	10-Aug-2005	14-Nov-2006	14-Nov-2016	14 Int.	AEROPOSTALE WEST, INC.
JIMMY'Z	310260-00183	ORD	78/690,075	3299252	Registered	United States of America	10-Aug-2005	25-Sep-2007	25-Sep-2017	09 Int.	AEROPOSTALE WEST, INC.
JIMMY'Z	310260-00251	ORD	78/977,516	3160988	Registered	United States of America	09-Sep-2003	17-Oct-2006	17-Oct-2016	14 Int., 18 Int.	AEROPOSTALE WEST, INC.
JIMMY'Z	310260-00373	ORD	77/123,172	3447587	Registered	United States of America	06-Mar-2007	17-Jun-2008	17-Jun-2018	25 Int.	AEROPOSTALE WEST, INC.
JIMMY'Z	310260-00823	ORD	85/308,320		Published	United States of America	29-Apr-2011			03 Int., 14 Int., 28 Int.	AEROPOSTALE WEST, INC.
LIVE LOVE DREAM	310260-00905	ORD	85/710,446	4460948	Registered	United States of America	22-Aug-2012	07-Jan-2014	07-Jan-2024	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
LIVE LOVE DREAM	310260-00908	ORD	85/755,971		Published	United States of America	17-Oct-2012			18 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
LIVE LOVE DREAM	310260-00975	ORD	85/794,301		Published	United States of America	04-Dec-2012			14 Int., 16 Int., 24 Int., 28 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
LIVE LOVE DREAM	310260-00976	ORD	85/794,355		Published	United States of America	04-Dec-2012			35 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
LIVE LOVE DREAM AERO	310260-00906	ORD	85/710,464	4460949	Registered	United States of America	22-Aug-2012	07-Jan-2014	07-Jan-2024	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
LIVE LOVE DREAM AERO	310260-00977	ORD	85/794,956		Published	United States of America	05-Dec-2012			14 Int., 16 Int., 18 Int., 24 Int., 28 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
LIVE LOVE DREAM AERO	310260-00978	ORD	85/794,991		Published	United States of America	05-Dec-2012			35 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
LIVE LOVE DREAM AEROPOSTALE	310260-00973	ORD	85/794,134	4324601	Registered	United States of America	04-Dec-2012	23-Apr-2013	23-Apr-2023	03 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
LIVE LOVE DREAM AEROPOSTALE	310260-00974	ORD	85/794,212		Published	United States of America	04-Dec-2012			14 Int., 16 Int., 18 Int., 24 Int., 25 Int., 28 Int., 35 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
LLD Heart Logo	310260-01075	ORD	86/019,535		Published	United States of America	25-Jul-2013			18 Int., 25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
LLD Heart Logo	310260-01076	ORD	86/020,274		Published	United States of America	25-Jul-2013			35 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
LORIMER	310260-01125	ORD	86/127,083		Pending	United States of America	22-Nov-2013			25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
MAP TO MARS	310260-01126	ORD	86/127,129		Pending	United States of America	22-Nov-2013			25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC

21715922v2

PS ACTIVATE and heart design	310260-01096	ORD	86/041,859		Pending	United States of America	19-Aug-2013			25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
PS ACTIVATE and triangle design	310260-01095	ORD	86/041,750		Pending	United States of America	19-Aug-2013			25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
PS COUTURE ESTABLISHED MMIX New York (Stylized)	310260-01163	ORD	86/163,683		Pending	United States of America	13-Jan-2014			25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
PS FROM AEROPOSTALE	310260-00584	ORD	77/488,907	3693636	Registered	United States of America	02-Jun-2008	06-Oct-2009	06-Oct-2019	35 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
PS FROM AEROPOSTALE	310260-00585	ORD	77/976,066	4150648	Registered	United States of America	02-Jun-2008	29-May-2012	29-May-2022	16 Int., 20 Int., 28 Int., 24 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
PS FROM AEROPOSTALE	310260-00610	ORD	77/488,966	3709721	Registered	United States of America	02-Jun-2008	10-Nov-2009	10-Nov-2019	03 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
PS FROM AEROPOSTALE	310260-00714	ORD	77/978,100	3716916	Registered	United States of America	02-Jun-2008	24-Nov-2009	24-Nov-2019	14 Int., 18 Int., 25 Int., 26 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
PS FROM AEROPOSTALE	310260-00771	ORD	77/979,123	3794934	Registered	United States of America	02-Jun-2008	25-May-2010	25-May-2020	09 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
PS09	310260-00826	ORD	85/311,863	4067167	Registered	United States of America	04-May-2011	06-Dec-2011	06-Dec-2021	09 Int., 18 Int., 25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
PS09	310260-00828	ORD	85/314,169	4067245	Registered	United States of America	06-May-2011	06-Dec-2011	06-Dec-2021	03 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
PS4U	310260-00827	ORD	85/311,949	4067170	Registered	United States of America	04-May-2011	06-Dec-2011	06-Dec-2021	09 Int., 18 Int., 25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
PS4U	310260-00829	ORD	85/314,287	4067246	Registered	United States of America	06-May-2011	06-Dec-2011	06-Dec-2021	03 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
SIGNATURE POCKET STITCH	310260-00162	ORD	78/625,787	3336202	Registered	United States of America	09-May-2005	13-Nov-2007	13-Nov-2017	25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
TOKYO DARLING	310260-01156	ORD	86/135,920		Pending	United States of America	05-Dec-2013			25 Int.	AEROPOSTALE PROCUREMENT COMPANY, INC
WOODY CAR DESIGN	310260-00824	ORD	85/308,597	4184146	Registered	United States of America	29-Apr-2011	31-Jul-2012	31-Jul-2022	25 Int., 35 Int.	AEROPOSTALE WEST, INC.
WOODY CAR DESIGN (REAR VIEW)	310260-00158	ORD	78/605,132	3262442	Registered	United States of America	08-Apr-2005	10-Jul-2007	10-Jul-2017	25 Int.	AEROPOSTALE WEST, INC.
WOODY CAR DESIGN SIDE VIEW	310260-00190	ORD	78/976,863	3146955	Registered	United States of America	08-Apr-2005	19-Sep-2006	19-Sep-2016	25 Int.	AEROPOSTALE WEST, INC.

CopyrightName	CaseNumber	CaseType	AppNumber	RegNumber	CopyrightStatus	CountryName	FilDate	RegDate	NextRenewalDate	Class	OwnerName
CR: FLOWERS	310260-00220	CPY		VA 1-356-708	Registered Copy	United States of America		16-Jun-2006			AEROPOSTALE WEST, INC.
CR: ANGEL MONKEY DESIGN	310260-00151	CPY		VA 1-286-995	Registered Copy	United States of America		24-Nov-2004			AEROPOSTALE WEST, INC.

21715922v2

CR: BIRDS	310260-00224	CPY	VA 1-356-709	Registered Copy	United States of America		16-Jun-2006	AEROPOSTALE WEST, INC.
CR: BUBBLE MONKEY DESIGN	310260-00136	CPY	VA 1-286-990	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: BUTTERFLY TURTLE DESIGN	310260-00137	CPY	VAu 646-523	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: DAY @ BEACH	310260-00225	CPY	VA 1-356-710	Registered Copy	United States of America		16-Jun-2006	AEROPOSTALE WEST, INC.
CR: MONKEY BANANA DESIGN	310260-00138	CPY	VA 1-286-997	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: MONKEY FACES DESIGN	310260-00139	CPY	VA 1-286-989	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: MONKEY FLOWER DESIGN	310260-00140	CPY	VA 1-286-987	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: MONKEY HEAD BANANA DESIGN	310260-00152	CPY	VA 1-286-993	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: MONKEY HEART BALLOON DESIGN	310260-00141	CPY	VA 1-286-992	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: MONKEY HEART DESIGN	310260-00142	CPY	VA 1-286-986	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: MONKEY ICE SKATES DESIGN	310260-00143	CPY	VA 1-286-988	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: MONKEY NAH NAH DESIGN	310260-00276	CPY	VA 1-378-471	Registered Copy	United States of America	13-Oct-2006	13-Oct-2006	AEROPOSTALE WEST, INC.
CR: MONKEY PILLOW FIGHT DESIGN	310260-00144	CPY	VA 1-286-991	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: MONKEY SNOWFLAKE DESIGN	310260-00145	CPY	VA 1-286-999	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: MONKEY UNIVERSITY	310260-00228	CPY	VA 1-356-705	Registered Copy	United States of America		16-Jun-2006	AEROPOSTALE WEST, INC.
CR: MONKEY UNIVERSITY		CPY	VA 1-391-181	Registered Copy	United States of America		07-Jul-2006
CR: PAJAMA PARTY DESIGN	310260-00153	CPY	VA 1-286-994	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: SANTA TURTLE DESIGN	310260-00146	CPY	VA 1-286-998	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: SPLATTER	310260-00226	CPY	VA 1-356-706	Registered Copy	United States of America		16-Jun-2006	AEROPOSTALE WEST, INC.
CR: SURFING MONKEY DESIGN	310260-00154	CPY	VAu 646-389	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: TURTLE TOSS DESIGN	310260-00147	CPY	VA 1-286-996	Registered Copy	United States of America		24-Nov-2004	AEROPOSTALE WEST, INC.
CR: WHALE GRAPHIC DESIGN	310260-00148	CPY	VA 1-291-513	Registered Copy	United States of America		26-Nov-2004	AEROPOSTALE WEST, INC.
CR: MOUNTAIN DESIGN	310260-00223	CPY	VA 1-356-707	Registered Copy	United States of America		16-Jun-2006	AEROPOSTALE WEST, INC.

21715922v2

Exhibit E

Updated Exhibits to Security Agreement

See Exhibit B annexed hereto.